UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Joseph J. Allessie, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821-3000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2013

Item 1.  Reports to Stockholders.

UBS Fixed
Income Funds

June 30, 2013

The UBS Funds—Fixed Income

Annual Report

President's letter	1
Market commentary	3
Fixed Income
UBS Core Plus Bond Fund	4
UBS Emerging Markets Debt Fund	18
UBS Fixed Income Opportunities Fund	33
Explanation of expense disclosure	53
Statement of assets and liabilities	56
Statement of operations	60
Statement of changes in net assets	62
Financial highlights	64
Notes to financial statements	70
Report of independent registered public accounting firm	89
General information	90
Board approval of investment advisory agreements	91
Trustee and Officer information	96
Federal tax information	102

This page intentionally left blank.

President's letter

Dear Shareholder,

When I last wrote to you, in February, I noted that we were beginning to see signs of investors looking to transition some of their assets from traditional fixed income and cash back into risk assets. As the last few months have partly been characterized by increasing investor concern about the commitment of the Federal Reserve Board to its quantitative easing program, the rotation out of fixed income, to a large degree, has not yet occurred. Complicating the decision making process for investors are the inherent behavioral challenges of market timing and whether or not to act now, given the relatively strong year-to-date results for large and small US company stocks and developed international equity markets, while fixed income markets are generally in negative territory.

At UBS Global Asset Management, we have always emphasized the importance of developing an appropriate investment plan and seeing it through. For individual investors, this task has never been easy, and the shift in the dynamics we face going forward requires that investors re-examine how they construct portfolios to meet their long-term goals. A good example, and one worth highlighting, is the current and likely unsustainable low interest rate environment. As a result, regulators, such as the Financial Industry Regulatory Authority, have mandated greater disclosure of the risks associated with investing in fixed income securities. They want investors to understand that as bond yields rise, bond prices fall. They also want investors to know that slower changes in rates could have less impact, while faster increases would likely mean more dramatic changes in the value of investors' bond portfolios. Consequently, the role of fixed income as a core holding could play a dramatically different role in portfolios, and investors, advisors and consultants are all adapting their approaches to deal with the reality of this dynamic shift.

UBS Global Asset Management remains committed to providing you with an array of flexible, outcome-oriented investment solutions that we believe can dial down the risk and correlations to traditional fixed income and equities, in the pursuit of income and growth. We have remained ahead of these issues, as over the last few years, we have enhanced and refined our mutual fund lineup to meet your evolving investment needs. For example, April marked the one-year anniversary of the launching of UBS Multi-Asset Income Fund, which is designed to provide risk-managed income while focusing on minimizing capital risk in the current interest rate environment. UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that relies less on favorable market conditions and focuses more on loss limitation. UBS Fixed Income Opportunities Fund looks to generate returns via a strategy that is designed to have lower correlation to the broader equity and fixed income markets and can play an important complementary role in an investor's overall fixed income allocation. These funds complement our overall offering of funds that are designed to meet core and niche market exposure needs for portfolios across traditional equity and fixed income asset classes.

1

President's letter

Now is an important time to review your financial plan. It's important to have a plan that considers the market environment ahead and, as always, to do your best to stick with it. UBS Global Asset Management is well-resourced to play an active role, by providing solutions and guidance, as investors and their advisors seek to outsource the complexities they face in achieving their investment needs. I hope you continue to leverage our talent, resources and our 30-year heritage of navigating markets globally and trust us to see your plan through.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

2

The markets in review

Moderating global growth

While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. Gross domestic product ("GDP") growth was 2.8% during the third quarter of 2012 and decelerated by 0.1% in the fourth quarter. However, the economy regained some traction, as GDP grew 1.1% during the first three months of 2013. The Commerce Department's initial estimate for second quarter 2013 GDP growth was 1.7%.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level between 0% and 0.25%. Looking back, at its December 2012 meeting, the Fed said it would continue buying $40 billion a month of agency mortgage-backed securities (MBS) and purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "...as long as the unemployment rate remains above 6.5%," provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the Fed's meeting in June, Fed Chairman Ben Bernanke said "...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear." This triggered increased volatility throughout the global financial markets.

Economic growth in countries outside the US often decelerated or remained in recession during the reporting period. In its July 2013 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund ("IMF") projected that global growth would be 3.1% in 2013, lower than its previous forecast of a 3.3% expansion. From a regional perspective, the IMF anticipated 2013 growth in the eurozone would contract 0.6%. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF also trimmed its forecast for most emerging market countries.

Rising rates negatively impact the fixed income market

US Treasury yields moved higher during the reporting period and negatively impacted the overall bond market (yields and bond prices move in opposite directions). Increasing investor concerns about the commitment of the Fed to its quantitative easing program caused yields to move sharply higher in May and June 2013. Against this backdrop, a number of US taxable spread sectors (non-US Treasury fixed income securities) produced either negative returns or only modest gains during the reporting period. The overall US bond market, as measured by the Barclays US Aggregate Index,2 declined 0.69% over the 12 months ended June 30, 2013. Looking more closely at lower-rated fixed income securities, high yield bonds generated strong results given largely robust demand from investors looking for incremental yield in the low interest rate environment. All told, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index3 rose 9.44% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),4 returned 1.24%. This weak performance was due to a variety of factors, including fears of a "hard landing" for China's economy, falling commodity prices and rising US interest rates.

1  Based on the Commerce Department's most recent estimate announced on July 31, 2013, after the Funds' reporting period had ended.

2  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Core Plus Bond Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS Core Plus Bond Fund (the "Fund") returned 0.06% (Class A shares declined 4.44% after the deduction of the maximum sales charge), while Class Y shares returned 0.31%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), declined 0.69% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a slightly positive return and outperformed the Index during the reporting period, largely due to sector allocation and issue selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit derivatives (such as credit default swaps and options on credit default swaps) were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Throughout the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, overall, currency management and sector allocation were additive to performance, while yield curve positioning was a negative contributor to performance.

Portfolio performance summary1

What worked

•  Overall, sector allocation contributed to performance during the reporting period.

  – We tactically adjusted the Fund's exposure to investment grade corporate bonds, commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS) during the fiscal year. For the majority of the reporting period, we had an overweight position in these three sectors, which was beneficial for performance given generally solid demand from investors seeking yield in the low interest rate environment.

  – Toward the end of the reporting period, we reduced exposure to those sectors, but generally maintained a modest overweight to non-Treasury securities.

•  Security selection was additive to performance during the 12 months.

  – Security selection in both the investment grade corporate sector and CMBS contributed to relative performance.

  – Within corporates, we generally maintained an overweight to financials, with an emphasis on more liquid, higher beta (higher risk) bank holding companies.

  – In CMBS, we favored "mezzanine"2 tranches, which performed well for much of the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

2  Commercial Mortgage Backed Securities (CMBS) commonly feature a subordination structure, where cash flows from an underlying commercial mortgage pool are allocated to various tranches of securities (bonds) according to predetermined rules. Each tranche differs in payment priority, duration and yield; where more subordinated tranches typically offer higher yields to compensate for the additional risk. Credit ratings are assigned to tranches and range from highest quality AAA to below investment grade and non-rated tranches. The AAA-rated tranche is further segmented into super senior AAA, mezzanine AAA and junior AAA classes; each carries a different risk and reward profile because of its degree of credit enhancement and placement in payment priority within the overall securitization.

4

UBS Core Plus Bond Fund

•  Currency positioning was additive for results. The largest benefit came from the Fund's short position in the Japanese yen, which weakened following the Bank of Japan's aggressive steps to provide policy accommodation.

What didn't work

•  Yield curve positioning detracted from the Fund's results. During the fiscal year, the Fund's duration in the US was largely neutral or tactically shorter than that of the Index, while we believed that US yields would move higher. We implemented our shorter duration bias by being underweight the back-end of the yield curve. The Fund was also underweight shorter-dated instruments. This positioning detracted from performance as the yield curve flattened toward the end of the reporting period.

•  The Fund's exposure to emerging markets debt (EMD) detracted from performance. The Fund held a modest position in the debt of emerging economies. This exposure underperformed in the latter half of the reporting period as rising US interest rates, a strengthening US dollar and concerns over a cyclical slowdown in emerging markets converged and negatively impacted this market segment.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Core Plus Bond Fund

Average annual total returns for periods ended 06/30/2013 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.06%	4.27%	2.38%
Class C2	(0.55)	3.72	1.84
Class Y3	0.31	4.49	2.61
After deducting maximum sales charge
Class A1	(4.44)%	3.32%	1.90%
Class C2	(1.29)	3.72	1.84
Barclays US Aggregate Index[4]	(0.69)%	5.19%	4.52%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.46% and 0.65%; Class C—1.92% and 1.15%; Class Y—1.13% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

6

UBS Core Plus Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Core Plus Bond Fund Class A and Class Y shares versus the Barclays US Aggregate Index over the 10 years ended June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

7

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
US Treasury Notes, 0.250%, due 05/31/15	6.0%
US Treasury Notes, 1.750%, due 05/15/23	2.4
Federal National Mortgage Association, 0.375%, due 12/21/15	2.4
Federal Home Loan Mortgage Corp. Gold Pools, 2.500%, TBA	2.0
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	1.7
US Treasury Notes, 0.125%, due 04/30/15	1.7
Federal National Mortgage Association Pools, 3.000%, TBA	1.7
Government National Mortgage Association Pools, #G2 AB2784, 3.500%, due 08/20/42	1.5
US Treasury Notes, 0.750%, due 12/31/17	1.4
Federal National Mortgage Association Pools, 3.500%, TBA	1.4
Total	22.2%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Bonds
Corporate bonds
Beverages	0.37%
Building products	0.07
Capital markets	2.03
Chemicals	0.60
Commercial banks	1.87
Commercial services & supplies	0.26
Communications equipment	0.38
Consumer finance	1.91
Distributors	0.31
Diversified financial services	2.77
Diversified telecommunication services	0.64
Electric utilities	0.50
Electronic equipment, instruments & components	0.22
Energy equipment & services	0.43
Gas utilities	0.38
Independent power producers & energy traders	0.20
Insurance	2.28
Leisure equipment & products	0.14
Media	1.75
Metals & mining	1.32
Multi-utilities	0.29
Oil, gas & consumable fuels	5.35
Pharmaceuticals	0.72
Real estate investment trust (REIT)	0.64
Road & rail	0.33
Semiconductors & semiconductor equipment	0.13
Tobacco	0.77
Trading companies & distributors	0.25
Wireless telecommunication services	0.44
Total corporate bonds	27.35%
Asset-backed securities	1.06
Commercial mortgage-backed securities	6.79
Mortgage & agency debt securities	39.15
Municipal bonds	1.75
US government obligations	15.89
Total bonds	91.99%
Investment companies
UBS High Yield Relationship Fund	5.27
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.98
Total investment companies	6.25%
Short-term investment	12.81
Options purchased	0.18
Investment of cash collateral from securities loaned	2.28
Total investments	113.51%
Liabilities, in excess of cash and other assets	(13.51)
Net assets	100.00%

1  Figures represent the direct investments of UBS Core Plus Bond Fund (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment companies and derivatives exposure was included.

8

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

	Face amount	Value
Bonds: 91.99%
Corporate bonds: 27.35%
Australia: 0.40%
Westpac Banking Corp., 2.000%, due 08/14/17	$140,000	$140,480
Brazil: 1.17%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	150,000	138,945
Petrobras International Finance Co., 2.875%, due 02/06/15	150,000	151,352
5.375%, due 01/27/21	120,000	120,714
Total Brazil corporate bonds		411,011
Canada: 0.97%
Barrick Gold Corp., 3.850%, due 04/01/22	90,000	75,728
Cenovus Energy, Inc., 4.500%, due 09/15/14	95,000	99,186
Goldcorp, Inc., 3.700%, due 03/15/23	80,000	70,842
Petro-Canada, 6.800%, due 05/15/38	50,000	57,944
Teck Resources Ltd., 6.250%, due 07/15/41	40,000	37,895
Total Canada corporate bonds		341,595
Cayman Islands: 0.82%
Transocean, Inc., 3.800%, due 10/15/22	65,000	61,916
6.800%, due 03/15/38	85,000	90,421
Vale Overseas Ltd., 4.375%, due 01/11/22	110,000	104,482
6.875%, due 11/21/36	30,000	30,375
Total Cayman Islands corporate bonds		287,194
Curacao: 0.52%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	105,000	108,098
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	75,000	75,007
Total Curacao corporate bonds		183,105
Mexico: 0.95%
America Movil SAB de CV, 3.125%, due 07/16/22	35,000	32,249
5.000%, due 03/30/20	115,000	123,428
Petroleos Mexicanos, 4.875%, due 01/24/22	175,000	178,413
Total Mexico corporate bonds		334,090
	Face amount	Value
Norway: 0.50%
Eksportfinans ASA, 3.000%, due 11/17/14	$175,000	$175,000
Singapore: 0.22%
Flextronics International Ltd., 5.000%, due 02/15/23[1]	80,000	77,400
South Africa: 0.16%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	60,000	56,094
Spain: 0.70%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]	100,000	100,936
Telefonica Emisiones SAU, 3.192%, due 04/27/18	150,000	145,291
Total Spain corporate bonds		246,227
United Kingdom: 0.89%
Barclays Bank PLC, 5.140%, due 10/14/20	100,000	101,031
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	110,000	103,417
Lloyds TSB Bank PLC, 6.500%, due 09/14/20[1,2]	100,000	106,612
Total United Kingdom corporate bonds		311,060
United States: 20.05%
ADT Corp., 3.500%, due 07/15/22	100,000	91,955
Altria Group, Inc., 9.950%, due 11/10/38	55,000	81,401
American International Group, Inc., 3.000%, due 03/20/15	115,000	118,516
4.250%, due 09/15/14	50,000	51,852
Anadarko Petroleum Corp., 5.950%, due 09/15/16	95,000	106,559
6.450%, due 09/15/36	110,000	127,462
Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 07/15/22	60,000	56,016
8.200%, due 01/15/39	50,000	73,340
AT&T, Inc., 6.500%, due 09/01/37	70,000	79,422
Bank of America Corp., 3.300%, due 01/11/23	55,000	51,983
5.625%, due 07/01/20	75,000	82,573
Berkshire Hathaway Finance Corp., 3.000%, due 05/15/22	35,000	33,861
Boston Properties LP, 3.800%, due 02/01/24	110,000	108,036
Burlington Northern Santa Fe LLC, 6.150%, due 05/01/37	35,000	40,635

9

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Capital One Financial Corp., 2.150%, due 03/23/15	$65,000	$66,024
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	134,813
CF Industries, Inc., 3.450%, due 06/01/23	140,000	134,542
Citigroup, Inc., 4.500%, due 01/14/22	30,000	31,255
5.375%, due 08/09/20	40,000	44,232
5.500%, due 02/15/17	180,000	196,842
6.125%, due 05/15/18	155,000	177,434
8.500%, due 05/22/19	65,000	81,902
Comcast Corp., 6.300%, due 11/15/17	90,000	106,340
6.950%, due 08/15/37	50,000	62,936
DirecTV Holdings LLC, 6.000%, due 08/15/40	90,000	89,909
DPL, Inc., 7.250%, due 10/15/21	85,000	87,975
El Paso Pipeline Partners Operating Co. LLC, 5.000%, due 10/01/21	80,000	85,833
Energy Transfer Partners LP, 5.200%, due 02/01/22	105,000	111,119
6.500%, due 02/01/42	40,000	42,657
9.000%, due 04/15/19	130,000	165,389
ERP Operating LP, REIT 4.750%, due 07/15/20	35,000	37,643
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	500,000	602,286
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	110,000	131,893
Glencore Funding LLC, 2.500%, due 01/15/19[1]	120,000	108,565
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	80,000	88,241
6.150%, due 04/01/18	160,000	180,294
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	155,000	166,485
Hasbro, Inc., 6.350%, due 03/15/40	45,000	49,463
International Lease Finance Corp., 7.125%, due 09/01/18[1]	80,000	88,400
Kinder Morgan Energy Partners LP, 3.500%, due 09/01/23	70,000	65,601
3.950%, due 09/01/22	75,000	73,986
6.500%, due 09/01/39	45,000	50,342
Marathon Oil Corp., 6.600%, due 10/01/37	30,000	35,808
	Face amount	Value
Markel Corp., 3.625%, due 03/30/23	$40,000	$38,087
Marsh & McLennan Cos., Inc., 9.250%, due 04/15/19	65,000	85,035
Maxim Integrated Products, Inc., 3.375%, due 03/15/23	50,000	46,898
Merrill Lynch & Co., Inc., Series C, 5.000%, due 01/15/15	150,000	157,946
6.875%, due 04/25/18	60,000	69,056
Morgan Stanley, 3.750%, due 02/25/23	60,000	57,377
4.875%, due 11/01/22	45,000	44,456
7.300%, due 05/13/19	100,000	116,161
Motorola Solutions, Inc., 3.500%, due 03/01/23	140,000	131,976
Mylan, Inc., 2.600%, due 06/24/18[1]	70,000	69,300
News America, Inc., 6.200%, due 12/15/34	35,000	38,262
Owens Corning, 6.500%, due 12/01/16	21,000	23,442
Petrohawk Energy Corp., 7.250%, due 08/15/18	185,000	201,835
PPL Energy Supply LLC, 4.600%, due 12/15/21	70,000	71,234
Principal Financial Group, Inc., 8.875%, due 05/15/19	90,000	116,487
Prudential Financial, Inc., 5.200%, due 03/15/44[3]	95,000	89,775
6.625%, due 12/01/37	85,000	100,881
Regions Financial Corp., 2.000%, due 05/15/18	70,000	66,172
Reynolds American, Inc., 7.750%, due 06/01/18	70,000	85,928
Ryder System, Inc., 2.350%, due 02/26/19	75,000	72,549
Sempra Energy, 9.800%, due 02/15/19	75,000	101,119
Southern Copper Corp., 3.500%, due 11/08/22	95,000	85,261
Southwestern Electric Power Co. 3.550%, due 02/15/22	90,000	87,915
Time Warner Cable, Inc., 6.550%, due 05/01/37	35,000	35,050
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	120,000	149,469
Time Warner, Inc., 6.100%, due 07/15/40	35,000	38,213
Valero Energy Corp., 6.625%, due 06/15/37	110,000	126,408
Valspar Corp., 4.200%, due 01/15/22	75,000	76,431

10

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Ventas Realty LP/Ventas Capital Corp., 2.700%, due 04/01/20	$80,000	$75,643
Viacom, Inc., 4.875%, due 06/15/43	100,000	92,148
Williams Cos., Inc., 3.700%, due 01/15/23	90,000	83,617
Total United States corporate bonds		7,035,951
Total corporate bonds (cost $9,767,100)		9,599,207
Asset-backed securities: 1.06%
United States: 1.06%
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.093%, due 11/15/16[3]	350,000	349,390
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37[4]	39,719	23,180
Total asset-backed securities (cost $374,753)		372,570
Commercial mortgage-backed securities: 6.79%
United States: 6.79%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, 6.002%, due 02/10/51[3]	300,000	324,562
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.208%, due 12/10/49[3]	250,000	282,897
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	166,911	172,203
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, due 12/10/49	88,000	98,556
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.982%, due 08/10/45[3]	75,000	83,577
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AJ, 5.480%, due 05/15/45[3]	200,000	201,579
Series 2007-LD11, Class A4, 6.003%, due 06/15/49[3]	275,000	307,752
Series 2006-LDP7, Class AJ, 6.056%, due 04/15/45[3]	225,000	225,373
	Face amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	$50,000	$46,267
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.982%, due 08/12/45[1,3]	175,000	190,929
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class AM, 5.818%, due 05/15/46[3]	125,000	137,819
Series 2007-C32, Class A3, 5.937%, due 06/15/49[3]	175,000	195,736
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class B, 3.863%, due 03/15/48[3]	125,000	117,592
Total commercial mortgage-backed securities (cost $2,392,307)		2,384,842
Mortgage & agency debt securities: 39.15%
United Kingdom: 1.78%
Arkle Master Issuer PLC, Series 2012-1A, Class 2A1, 1.974%, due 05/17/60[1,3]	225,000	230,181
Holmes Master Issuer PLC, Series 2010-1A, Class A2, 1.677%, due 10/15/54[1,3]	64,548	64,901
Series 2012-1A, Class A2, 1.927%, due 10/15/54[1,3]	325,000	330,838
Total United Kingdom mortgage & agency debt securities		625,920
United States: 37.37%
Federal Home Loan Mortgage Corp.,[5] 1.250%, due 10/02/19	400,000	378,967
Federal Home Loan Mortgage Corp. Gold Pools,[5] 2.500%, TBA	700,000	703,500
3.000%, TBA	475,000	462,976
3.500%, TBA	225,000	227,883
#A96140, 4.000%, due 01/01/41,	112,834	117,404
#FG A96792, 4.500%, due 02/01/41,	58,900	62,075
#G08451, 4.500%, due 06/01/41,	164,887	174,118
#G06381, 5.500%, due 08/01/40,	140,163	151,696
#C63008, 6.000%, due 01/01/32,	80,247	89,090

11

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Continued)
United States—(Continued)
#G06019, 6.000%, due 10/01/36,	$124,083	$136,487
#G01717, 6.500%, due 11/01/29,	66,875	76,660
Federal National Mortgage Association,[5] 0.375%, due 12/21/15[2]	830,000	825,363
Federal National Mortgage Association Pools,[5] 2.500%, TBA	100,000	100,578
3.000%, TBA	175,000	170,981
3.000%, TBA	600,000	584,625
#AK7377, 3.000%, due 03/01/27	434,715	448,039
#AP1589, 3.000%, due 08/01/27,	115,598	119,220
#AP7537, 3.000%, due 09/01/27,	348,882	359,828
3.500%, TBA	475,000	482,199
3.500%, TBA	100,000	101,250
#AE1879, 3.500%, due 08/01/25,	49,979	52,127
#AP3098, 3.500%, due 10/01/42,	118,516	120,583
#AQ0600, 3.500%, due 10/01/42,	123,446	125,639
4.000%, TBA	275,000	285,882
#AB2331, 4.000%, due 02/01/41,	123,508	128,847
#AH4568, 4.000%, due 03/01/41,	121,036	126,155
#AE9202, 4.000%, due 09/01/41,	450,980	470,473
4.500%, TBA	225,000	238,078
4.500%, TBA	100,000	105,625
#AE0106, 4.500%, due 06/01/40,	1,535	1,624
#AI2472, 4.500%, due 05/01/41,	132,102	140,069
#AI6578, 4.500%, due 07/01/41,	362,166	384,006
#AJ1415, 4.500%, due 09/01/41,	207,919	220,458
#AB8144, 5.000%, due 04/01/37,	89,250	96,095
#890209, 5.000%, due 05/01/40,	243,576	262,509
#AD9114, 5.000%, due 07/01/40,	313,920	344,131
	Face amount	Value
#AJ1422, 5.000%, due 09/01/41,	$262,064	$286,107
#688066, 5.500%, due 03/01/33,	148,275	165,430
#688314, 5.500%, due 03/01/33,	167,293	186,623
#802481, 5.500%, due 11/01/34,	266,556	293,885
#408267, 6.000%, due 03/01/28,	17,857	20,062
#323715, 6.000%, due 05/01/29,	12,023	13,311
#522564, 6.000%, due 07/01/29,	29,149	32,258
#676733, 6.000%, due 01/01/33,	113,086	126,187
#708631, 6.000%, due 06/01/33,	33,146	37,167
#AE0405, 6.000%, due 08/01/37,	138,646	150,633
#831730, 6.500%, due 09/01/36,	119,198	131,606
#253824, 7.000%, due 03/01/31,	7,234	8,374
Federal National Mortgage Association Pools REMICS, Series 2005-29, Class KA, 4.500%, due 02/25/35	39,674	41,143
First Horizon Asset Securities, Inc. Series 2004-FL1, Class 1A1, 0.463%, due 02/25/35[3]	48,313	45,768
Government National Mortgage Association Pools, 3.000%, TBA	125,000	123,574
3.500%, TBA	100,000	102,578
3.500%, TBA	300,000	307,875
#738970, 3.500%, due 11/15/26,	148,660	156,229
#G2 5256, 3.500%, due 12/20/26,	239,644	252,030
#G2 AB2784, 3.500%, due 08/20/42,	504,114	519,661
#G2 AB2302, 3.500%, due 09/20/42,	23,072	23,769
4.000%, TBA	150,000	157,055
#G2 5107, 4.000%, due 07/20/26,	273,229	290,294
#G2 779424, 4.000%, due 06/20/42,	115,979	123,237
#G2 779425, 4.000%, due 06/20/42,	115,200	122,372
#AA8267, 4.000%, due 07/15/42,	113,543	120,659

12

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#AA0785, 4.000%, due 08/15/42,	$49,159	$52,243
5.000%, TBA	150,000	161,766
#G2 2687, 6.000%, due 12/20/28,	22,618	25,169
#G2 2794, 6.000%, due 08/20/29,	71,546	79,620
#G2 4245, 6.000%, due 09/20/38,	75,607	83,608
Total United States mortgage & agency debt securities		13,115,533
Total mortgage & agency debt securities (cost $13,737,078)		13,741,453
Municipal bonds: 1.75%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	50,000	58,435
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33	110,000	103,728
Los Angeles Unified School District, 6.758%, due 07/01/34	110,000	135,462
State of California, GO, 7.300%, due 10/01/39	90,000	116,894
State of Illinois, GO, 5.877%, due 03/01/19	180,000	198,399
Total municipal bonds (cost $556,941)		612,918
US government obligations: 15.89%
US Treasury Bonds, 2.875%, due 05/15/43	300,000	265,500
US Treasury Notes, 0.125%, due 12/31/14[2]	200,000	199,641
0.125%, due 04/30/15[2]	600,000	597,727
0.250%, due 02/28/15	125,000	124,907
0.250%, due 03/31/15[2]	125,000	124,863
0.250%, due 05/31/15	2,125,000	2,121,264
0.625%, due 04/30/18[2]	75,000	72,480
0.750%, due 12/31/17	500,000	489,180
0.750%, due 02/28/18	425,000	414,607
0.875%, due 01/31/18	80,000	78,575
	Face amount	Value
1.000%, due 05/31/18	$250,000	$245,703
1.750%, due 05/15/23	900,000	842,906
Total US government obligations (cost $5,601,345)		5,577,353
Total bonds (cost $32,429,524)		32,288,343
	Shares
Investment companies: 6.25%
UBS High Yield Relationship Fund*[6]	58,898	1,851,702
UBS Opportunistic Emerging Markets Debt Relationship Fund*[6]	18,066	342,988
Total investment companies (cost $2,218,470)		2,194,690
Short-term investment: 12.81%
Investment company: 12.81%
UBS Cash Management Prime Relationship Fund[6] (cost $4,494,940)	4,494,940	4,494,940
	Number of contracts
Options purchased*: 0.18%
Put options: 0.18%
3 Month Eurodollar Time Deposit, strike @ USD 99.25, expires March 2015	49	41,344
US Long Bond Futures, strike @ USD 135.00, expires August 2013	12	22,500
Total options purchased (cost $66,568)		63,844
Investment of cash collateral from securities loaned: 2.28%
UBS Private Money Market Fund LLC[6] (cost $800,921)	800,921	800,921
Total investments: 113.51% (cost $40,010,423)		39,842,738
Liabilities, in excess of cash and other assets: (13.51%)		(4,743,003)
Net assets: 100.00%		$35,099,735

13

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $39,993,053; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$451,972
Gross unrealized depreciation	(602,287)
Net unrealized depreciation of investments	$(150,315)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 52. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	525,000	USD	692,854	09/11/13	$9,269
BB	JPY	66,800,000	USD	675,745	09/11/13	2,001
BB	USD	676,870	AUD	715,000	09/11/13	(26,461)
BB	USD	838,800	GBP	535,000	09/11/13	(25,487)
JPMCB	AUD	715,000	USD	687,046	09/11/13	36,637
JPMCB	EUR	540,000	USD	707,047	09/11/13	3,931
JPMCB	GBP	975,000	USD	1,491,035	09/11/13	8,828
JPMCB	USD	684,885	JPY	66,800,000	09/11/13	(11,140)
Net unrealized depreciation on forward foreign currency contracts						$(2,422)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 7 contracts (USD)	September 2013	$1,072,106	$1,031,187	$(40,919)
US Treasury futures sell contracts:
US Ultra Bond Futures, 2 contracts (USD)	September 2013	(305,154)	(294,625)	10,529
10 Year US Treasury Notes, 6 contracts (USD)	September 2013	(757,399)	(759,375)	(1,976)
Interest rate futures buy contracts:
3 Month EURIBOR, 10 contracts (EUR)	March 2015	3,231,318	3,231,346	28
Net unrealized depreciation on futures contracts				$(32,338)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[7]	Payments received by the Fund[7]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
JPMCB	USD	20,000,000	02/12/16	0.825%	3 month USD LIBOR	$—	$49,394	$49,394
MLI	CAD	20,000,000	02/08/16	3 month BA	1.785%	—	(72,361)	(72,361)
MLI	USD	965,000	08/15/39	3.219	3 month USD LIBOR	—	42,866	42,866
							$19,899	$19,899

14

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

Credit default swaps on corporate issues—buy protection8

Counterparty	Referenced obligation[9]	Notional amount		Termination date	Payments made by the Fund[7]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	Allstate Corp. bond, 6.750%, due 05/15/18	USD	350,000	06/20/18	1.000%	$9,138	$(8,398)	$740
JPMCB	Nucor Corp. bond, 5.750%, due 12/01/17	USD	350,000	06/20/18	1.000	4,519	(2,499)	2,020
MSC	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	140,000	06/20/17	1.000	(5,873)	(942)	(6,815)
						$7,784	$(11,839)	$(4,055)

Credit default swaps on corporate issues—sell protection10

Counterparty	Referenced obligation[9]	Notional amount		Termination date	Payments received by the Fund[7]	Upfront payments received	Value	Unrealized depreciation	Credit spread[11]
CITI	The Hartford Financial Services Group, Inc. bond, 6.000%, due 01/15/19	USD	350,000	06/20/18	1.000%	$496	$(2,083)	$(1,587)	1.130%
MSC	Barrick Gold Corp. bond, 5.800%, due 11/15/34	USD	350,000	06/20/18	1.000	14,811	(34,670)	(19,859)	3.203
						$15,307	$(36,753)	$(21,446)

Total return swap agreements12

Counterparty	Notional amount		Termination date	Payments made by the Fund[7]	Payments received by the Fund[7]	Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	235,000	12/20/13	3 month GBP LIBOR	—[13]	$—	$(20,350)	$(20,350)

Centrally cleared credit default swaps on credit indices—buy protection8

Referenced index[9]	Notional amount		Termination date	Payments made by the Fund[7]	Upfront payments received	Value	Unrealized depreciation
CDX.NA.HY.Series 20 Index	USD	720,000	06/20/18	5.000%	$19,631	$(22,694)	$(3,063)

Options written

	Expiration date	Premiums received	Value
Put options
3 Month Eurodollar Time Deposit, 49 contracts, strike @ USD 98.25	March 2015	$12,691	$(15,619)
US Long Bond Futures, 12 contracts, strike @ USD 130.00	August 2013	9,916	(6,187)
Total options written		$22,607	$(21,806)

15

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

Written options activity for the year ended June 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	158	$12,688
Options written	444	131,192
Options terminated in closing purchase transactions	(462)	(116,416)
Options expired prior to exercise	(79)	(4,857)
Options outstanding at June 30, 2013	61	$22,607

Written swaptions activity for the year ended June 30, 2013 was as follows:

Premiums received
Swaptions outstanding at June 30, 2012	$—
Swaptions written	13,500
Swaptions terminated in closing purchase transactions	(13,500)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2013	$—

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$9,599,207	$—	$9,599,207
Asset-backed securities	—	372,570	—	372,570
Commercial mortgage-backed securities	—	2,384,842	—	2,384,842
Mortgage & agency debt securities	—	13,741,453	—	13,741,453
Municipal bonds	—	612,918	—	612,918
US government obligations	—	5,577,353	—	5,577,353
Investment companies	—	2,194,690	—	2,194,690
Short-term investment	—	4,494,940	—	4,494,940
Options purchased	63,844	—	—	63,844
Investment of cash collateral from securities loaned	—	800,921	—	800,921
Forward foreign currency contracts, net	—	(2,422)	—	(2,422)
Futures contracts, net	(32,338)	—	—	(32,338)
Swap agreements, net[14]	—	(52,106)	—	(52,106)
Options written	(21,806)	—	—	(21,806)
Total	$9,700	$39,724,366	$—	$39,734,066

At June 30, 2013, there were no transfers between Level 1 and Level 2.

16

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2013

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $1,782,627 or 5.08% of net assets.

2  Security, or portion thereof, was on loan at June 30, 2013.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2013 and changes periodically.

4  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2013. Maturity date disclosed is the ultimate maturity date.

5  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

6  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Net realized gain (loss) during the year ended 06/30/13	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$4,601,792	$25,114,094	$25,220,946	$—	$—	$4,494,940	$8,574
UBS Private Money Market Fund LLC[a]	37,795	4,990,624	4,227,498	—	—	800,921	62
UBS High Yield Relationship Fund	227,983	2,750,000	1,158,569	48,569	(16,281)	1,851,702	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	750,000	350,000	(31,530)	(25,482)	342,988	—
	$4,867,570	$33,604,718	$30,957,013	$17,039	$(41,763)	$7,490,551	$8,636

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

7  Payments made or received are based on the notional amount.

8  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

9  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

10  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

11  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

12  Illiquid investment. At June 30, 2013, the value of this investment amounted to $20,350 or 0.06% of net assets.

13  Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.

14  Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

See accompanying notes to financial statements.
17

UBS Emerging Markets Debt Fund

Portfolio performance

From the period from its inception on July 23, 2012 through June 30, 2013, Class A shares of UBS Emerging Markets Debt Fund declined 1.78% (Class A shares declined 6.19% after the deduction of the maximum sales charge), while Class Y shares declined 1.16%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) declined 2.65%, and the Emerging Markets Debt Benchmark Index (the "Index") declined 1.76% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 20; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative return during the reporting period and performed largely in line with the Index. The Fund's negative return was primarily due to country positioning.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments were utilized to manage the Fund's currency exposure, while credit default swaps were used to express our views regarding specific country exposures, as well as for hedging purposes. To a smaller extent, the Fund also utilized interest rate derivatives to adjust its duration positioning. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, country allocation (USD and local) and security selection modestly contributed to performance, while currency management did not meaningfully impact performance during the reporting period. Elsewhere, duration management detracted from performance due to a longer duration exposure in local debt, particularly during the first half of 2013.

Portfolio performance summary1

What worked

•  Country selection, overall, modestly contributed to performance. Overweights to Belarus and Serbia were beneficial to performance, as was an underweight in Ukraine.

•  Overweights and security selection of quasi-sovereign bonds aided the Fund's performance. In particular, our quasi-sovereign positioning in Russia, Venezuela and United Arab Emirates were additive for performance.

•  Our positioning in local currency debt in Ghana was positive for performance. An overweight position, as well as yield curve positioning, were rewarded.

•  Investments in local Brazilian debt were a modest positive for performance. Local yields significantly declined during 2012 and added to results. This trend was reversed at the beginning of 2013. Pressure came from increasing inflation forecasts, followed by a first rate hike by Brazil's central bank. This negative trend intensified when US Treasury yields started to rise.

What didn't work

•  The Fund's positioning in Hungary detracted from performance. In particular, an underweight in Hungarian government bonds was a negative, as rates in the country declined during the reporting period, after a strong sell-off during the first half of 2012.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

18

UBS Emerging Markets Debt Fund

•  An underweight in Poland was detrimental for results as the country outperformed the Index.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from its inception on July 23, 2012 through June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

19

UBS Emerging Markets Debt Fund

Total returns for periods ended 06/30/2013 (unaudited)

Inception[1]
Before deducting maximum sales charge
Class A2	(1.78)%
Class C3	(2.85)
Class Y4	(1.16)
After deducting maximum sales charge
Class A2	(6.19)%
Class C3	(3.54)
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[5]	(2.65)%
Emerging Markets Debt Benchmark Index[6]	(1.76)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.84% and 1.25%; Class C—2.34% and 1.75%; Class Y—1.59% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.25% for Class A shares, 1.75% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Emerging Markets Debt Fund is July 23, 2012. Inception date of the indices, for the purpose of this illustration, is July 31, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from Fund's inception to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

20

UBS Emerging Markets Debt Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Emerging Markets Debt Fund Class A and Class Y shares versus the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and the Emerging Markets Debt Benchmark Index from July 23, 2012, which is the inception date of the two classes, through June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

21

UBS Emerging Markets Debt Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
Federative Republic of Brazil, 6.000%, due 08/15/50	4.8%
Republic of Turkey, 7.500%, due 11/07/19	3.7
Government of Turkey, 7.979%, due 07/17/13	3.3
Government of Malaysia, 3.580%, due 09/28/18	3.0
Mexican Udibonos, Series M, 8.000%, due 12/17/15	3.0
RSHB Capital SA for OJSC Russian Agricultural Bank, 8.625%, due 02/17/17	2.7
Republic of Poland, 5.750%, due 09/23/22	2.7
Republic of Indonesia, 7.000%, due 05/15/22	2.6
Peruvian Government International Bond, 7.840%, due 08/12/20	2.6
Government of Thailand, 1.200%, due 07/14/21	2.0
Total	30.4%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Bonds
Corporate bonds
Commercial banks	5.40%
Diversified financial services	5.96
Electric utilities	0.83
Metals & mining	0.84
Oil, gas & consumable fuels	4.94
Road & rail	0.86
Total corporate bonds	18.83%
Non-US government obligations	70.50
Structured notes	6.08
Total bonds	95.41%
Short-term investment	2.88
Options purchased	0.18
Total investments	98.47%
Cash and other assets, less liabilities	1.53
Net assets	100.00%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2013

Percentage of net assets
Turkey	10.6%
Russia	9.6
Mexico	7.0
Indonesia	6.8
Brazil	6.5
Total	40.5%

1  Figures represent the direct investments of UBS Emerging Markets Debt Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

22

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds: 95.41%
Corporate bonds: 18.83%
Brazil: 2.54%
Banco do Brasil SA, 5.875%, due 01/26/22[1]		$200,000	$201,478
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]		200,000	193,500
State of Minas Gerais, 5.333%, due 02/15/28[2]		200,000	196,000
Total Brazil corporate bonds			590,978
Indonesia: 1.27%
Pertamina Persero PT, 5.250%, due 05/23/21[1]		300,000	294,750
Kazakhstan: 0.86%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[2]		200,000	200,500
Malaysia: 0.83%
Malayan Banking Bhd, 3.250%, due 09/20/22[1,3]		200,000	194,528
Mexico: 1.72%
Petroleos Mexicanos, 4.875%, due 01/24/22		100,000	101,950
5.500%, due 06/27/44[1]		100,000	90,000
6.500%, due 06/02/41		200,000	208,400
Total Mexico corporate bonds			400,350
Peru: 0.85%
Corp Financiera Desarrollo, 4.750%, due 02/08/22[1]		200,000	198,820
Russia: 7.08%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[1]		250,000	278,437
8.625%, due 02/17/17[1]	RUB	21,000,000	635,179
Sberbank of Russia, 5.180%, due 06/28/19[1]		$250,000	255,000
5.717%, due 06/16/21[1]		200,000	204,000
VEB Finance Ltd., 6.902%, due 07/09/20[1]		250,000	275,000
Total Russia corporate bonds			1,647,616
Singapore: 0.86%
Oversea-Chinese Banking Corp. Ltd., 3.750%, due 11/15/22[1,3]		200,000	201,112
	Face amount		Value
Turkey: 0.86%
Turkiye Halk Bankasi AS, 4.875%, due 07/19/17[2]		$200,000	$200,250
Venezuela: 1.96%
Petroleos de Venezuela SA, 8.500%, due 11/02/17[1]		50,000	45,812
9.000%, due 11/17/21[1]		300,000	249,000
9.750%, due 05/17/35[1]		200,000	161,000
Total Venezuela corporate bonds			455,812
Total corporate bonds (cost $4,631,661)			4,384,716
Non-US government obligations: 70.50%
Argentina: 1.00%
Republic of Argentina, 6.266%, due 12/15/35[3]		1,400,000	32,254
6.266%, due 12/15/35[3,4]		1,480,000	35,577
7.000%, due 10/03/15		40,000	34,068
Series 1, 8.750%, due 06/02/17		100,000	75,750
Series VII, 7.000%, due 09/12/13		55,000	55,133
			232,782
Belarus: 1.71%
Republic of Belarus, 8.750%, due 08/03/15[1]		250,000	249,063
8.950%, due 01/26/18[1]		150,000	148,875
			397,938
Brazil: 4.83%
Federative Republic of Brazil, 6.000%, due 08/15/50	BRL	980,000	1,125,017
China: 1.03%
China Government Bond, 1.400%, due 08/18/16[1]	CNY	500,000	76,589
2.560%, due 06/29/17[1]		1,000,000	162,930
			239,519
Colombia: 1.69%
Republic of Colombia, 6.125%, due 01/18/41		$110,000	121,550
9.850%, due 06/28/27	COP	400,000,000	273,021
			394,571
Croatia: 0.45%
Republic of Croatia, 6.750%, due 11/05/19[1]		$100,000	106,250

23

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Continued)
Non-US government obligations—(Continued)
Dominican Republic: 0.46%
Republic of Dominica, 7.500%, due 05/06/21[1]		$100,000	$107,000
El Salvador: 0.42%
Republic of El Salvador, 7.650%, due 06/15/35[1]		100,000	97,000
Hungary: 2.28%
Government of Hungary, 5.375%, due 02/21/23		100,000	96,500
6.750%, due 02/24/17	HUF	60,000,000	278,556
7.625%, due 03/29/41		$150,000	155,250
			530,306
Indonesia: 5.52%
Republic of Indonesia, 5.875%, due 03/13/20[1]		100,000	107,750
6.625%, due 02/17/37[1]		200,000	217,000
7.000%, due 05/15/22	IDR	6,000,000,000	598,521
8.500%, due 10/12/35[1]		$275,000	361,625
			1,284,896
Lithuania: 0.45%
Republic of Lithuania, 5.125%, due 09/14/17[1]		100,000	106,299
Malaysia: 4.93%
Government of Malaysia, 3.434%, due 08/15/14	MYR	1,000,000	317,202
3.580%, due 09/28/18		2,200,000	696,487
4.392%, due 04/15/26		400,000	133,914
			1,147,603
Mexico: 5.24%
Mexican Udibonos, 4.000%, due 11/15/40[5]	MXN	3,466,012	294,410
Series M, 6.500%, due 06/10/21		900,000	72,527
Series M, 8.000%, due 12/17/15		8,250,000	689,055
United Mexican States, 6.050%, due 01/11/40		$150,000	164,250
			1,220,242
	Face amount		Value
Mongolia: 1.61%
Development Bank of Mongolia LLC, 5.750%, due 03/21/17[1]		$200,000	$197,500
Mongolia Government International Bond, 5.125%, due 12/05/22[2]		200,000	177,000
			374,500
Montenegro: 0.87%
Republic of Montenegro, 7.250%, due 04/08/16[1]	EUR	150,000	202,081
Nigeria: 2.92%
Nigeria Government Bond, 15.100%, due 04/27/17	NGN	27,000,000	172,276
Nigeria Treasury Bills, 10.745%, due 01/23/14[6]		3,000,000	17,097
10.962%, due 11/21/13[6]		15,000,000	87,374
10.985%, due 04/10/14[6]		25,000,000	138,174
11.129%, due 09/26/13[6]		19,000,000	113,257
12.422%, due 09/05/13[6]		12,000,000	71,722
14.452%, due 11/07/13[6]		13,550,000	79,302
			679,202
Peru: 3.01%
Peruvian Government International Bond, 5.625%, due 11/18/50		$100,000	102,000
7.840%, due 08/12/20[1]	PEN	1,450,000	598,172
			700,172
Philippines: 2.22%
Republic of Philippines, 6.500%, due 01/20/20		$200,000	239,500
7.000%, due 01/27/16	PHP	11,000,000	278,121
			517,621
Poland: 3.12%
Republic of Poland, 4.000%, due 10/25/23	PLN	150,000	43,767
5.000%, due 03/23/22		$50,000	52,946
5.750%, due 09/23/22	PLN	1,900,000	630,293
			727,006

24

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Continued)
Non-US government obligations—(Concluded)
Romania: 0.62%
Government of Romania, 5.750%, due 01/27/16	RON	300,000	$88,811
6.750%, due 02/07/22[1]		$50,000	55,812
			144,623
Russia: 2.50%
Russian Federation, 7.000%, due 01/25/23	RUB	2,300,000	67,710
7.050%, due 01/19/28		5,000,000	140,728
7.600%, due 04/14/21		7,500,000	232,830
8.150%, due 02/03/27		4,500,000	140,679
			581,947
South Africa: 4.45%
Republic of South Africa, 4.665%, due 01/17/24		$200,000	194,500
6.750%, due 03/31/21	ZAR	3,000,000	291,440
7.000%, due 02/28/31		5,000,000	438,754
7.750%, due 02/28/23		1,100,000	112,365
			1,037,059
Sri Lanka: 1.89%
Republic of Sri Lanka, 6.250%, due 10/04/20[1]		$100,000	98,250
6.250%, due 07/27/21[1]		350,000	341,250
			439,500
Thailand: 3.47%
Government of Thailand, 1.200%, due 07/14/21[1,5]	THB	14,569,841	455,655
3.580%, due 12/17/27		4,000,000	122,613
3.775%, due 06/25/32		8,000,000	229,359
			807,627
Turkey: 9.75%
Export Credit Bank of Turkey, 5.875%, due 04/24/19[1]		$200,000	206,250
Government of Turkey, 7.979%, due 07/17/13[6]	TRY	1,500,000	776,321
9.500%, due 01/12/22		800,000	437,010
Republic of Turkey, 7.500%, due 11/07/19		$720,000	851,400
			2,270,981
Ukraine: 0.85%
Government of Ukraine, 9.250%, due 07/24/17[2]		200,000	199,250
	Face amount		Value
Venezuela: 3.21%
Republic of Venezuela, 7.750%, due 10/13/19[1]		$140,000	$115,150
8.250%, due 10/13/24[1]		190,000	143,925
9.250%, due 09/15/27		100,000	84,250
9.250%, due 05/07/28[1]		300,000	241,500
9.375%, due 01/13/34		200,000	162,000
			746,825
Total Non-US government obligations (cost $17,682,680)			16,417,817
Structured notes: 6.08%
Bangladesh: 1.12%
Standard Chartered Bank, 11.700%, due 06/05/18[2] (linked to People's Republic of Bangladesh, 11.700%, due 06/05/18)		264,780	260,109
Ghana: 1.12%
Citigroup Funding, Inc., 23.000%, due 08/23/17[2] (linked to Republic of Ghana, 23.000%, due 08/21/17)	GHS	500,000	260,945
Sri Lanka: 2.18%
Citigroup Funding, Inc., 8.000%, due 06/20/17[2] (linked to Sri Lanka Government Bonds, 8.000%, due 06/15/17)	LKR	20,000,000	138,606
Citigroup Funding, Inc., 8.000%, due 06/20/17[2] (linked to Sri Lanka Government Bonds, 8.000%, due 06/15/17)		10,000,000	69,303
Citigroup Funding, Inc., 8.500%, due 02/06/18[2] (linked to Sri Lanka Government Bonds, 8.500%, due 02/01/18)		10,000,000	67,909
Citigroup Funding, Inc. 8.500%, due 04/01/18[2] (linked to Sri Lanka Government Bonds, 8.500%, due 02/06/18)		34,000,000	230,889
Total Sri Lanka structured notes			506,707

25

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Concluded)
Structured notes—(Concluded)
Vietnam: 1.66%
Citigroup Funding, Inc., 7.600%, due 05/05/16[2] (linked to Socialist Republic of Vietnam, 7.600%, due 04/30/16)	VND	4,000,000,000	$190,527
Citigroup Funding, Inc., 9.400%, due 07/03/15[2] (linked to Socialist Republic of Vietnam, 9.400%, due 06/30/15)		4,000,000,000	196,980
Total Vietnam structured notes			387,507
Total structured notes (cost $1,426,406)			1,415,268
Total bonds (cost $23,740,747)			22,217,801
	Shares
Short-term investment: 2.88%
Investment company: 2.88%
UBS Cash Management Prime Relationship Fund[7] (cost $671,558)		671,558	671,558
	Face amount covered by contracts
Options purchased*: 0.18%
Call options: 0.01%
Foreign Exchange Option, Buy USD/CLP, strike @ CLP 515.00, expires July 2013		$160,000	264
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.94, expires July 2013		170,000	817
			1,081
Put options: 0.17%
Foreign Exchange Option, Buy AUD/BRL, strike @ BRL 2.00, expires November 2013	AUD	160,000	2,890
	Face amount covered by contracts		Value
Foreign Exchange Option, Buy AUD/CLP, strike @ CLP 473.00, expires November 2013	AUD	160,000	$4,360
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.65, expires July 2013	EUR	90,000	13
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.64, expires July 2013		90,000	11
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.60, expires August 2013		200,000	56
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.50, expires September 2013		150,000	25
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.50, expires September 2013		150,000	27
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.50, expires September 2013		150,000	34
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.80, expires June 2014		460,000	9,960
Foreign Exchange Option, Buy EUR/PLN, strike @ PLN 4.00, expires October 2013		300,000	312
Foreign Exchange Option, Buy EUR/PLN, strike @ PLN 4.00, expires January 2014		260,000	824
Foreign Exchange Option, Buy EUR/ZAR, strike @ ZAR 11.50, expires July 2013		90,000	0
Foreign Exchange Option, Buy EUR/ZAR, strike @ ZAR 12.00, expires July 2013		90,000	22
Foreign Exchange Option, Buy EUR/ZAR, strike @ ZAR 11.50, expires October 2013		170,000	470

26

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

	Face amount covered by contracts		Value
Options purchased—(Concluded)
Put options—(Concluded)
Foreign Exchange Option, Buy GBP/MXN, strike @ MXN 18.80, expires September 2013	GBP	170,000	$1,668
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 1.90, expires April 2014		$870,000	978
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.03, expires June 2014		360,000	1,884
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.03, expires June 2014		240,000	1,255
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 12.00, expires July 2013		120,000	2
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 12.00, expires October 2013		300,000	671
	Face amount covered by contracts	Value
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.92, expires June 2014	$660,000	$12,755
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 9.70, expires July 2013	170,000	742
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 8.50, expires July 2013	260,000	6
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 9.00, expires September 2013	160,000	472
		39,437
Total options purchased (cost $90,000)		40,518
Total investments: 98.47% (cost $24,502,305)		22,929,877
Cash and other assets, less liabilities: 1.53%		356,357
Net assets: 100.00%		$23,286,234

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $24,502,306; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$188,481
Gross unrealized depreciation	(1,760,910)
Net unrealized depreciation of investments	$(1,572,429)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 52. Portfolio footnotes begin on page 32.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	105,000	USD	137,433	07/18/13	$751
BB	TRY	850,000	USD	430,772	09/18/13	(4,507)
BB	TWD	242,600	USD	8,116	09/18/13	15
BB	USD	172,654	BRL	364,000	07/03/13	(9,564)
BB	USD	19,421	BRL	47,000	06/10/14	203
BB	USD	404,906	BRL	924,000	06/10/14	(19,103)
BB	USD	266,378	EUR	205,000	07/18/13	477
BB	USD	62,595	MXN	797,000	09/10/13	(1,480)
BB	USD	263,525	PLN	850,000	09/18/13	(8,965)

27

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	38,492	ZAR	395,000	07/03/13	$1,462
BB	USD	117,331	ZAR	1,200,000	09/18/13	2,673
BB	ZAR	268,000	USD	27,535	07/03/13	427
BB	ZAR	641,000	USD	65,955	07/05/13	1,137
CSI	BRL	250,000	USD	115,634	09/18/13	5,398
CSI	PEN	1,000,000	USD	359,648	09/18/13	2,662
CSI	PLN	950,000	USD	283,297	09/18/13	(1,211)
CSI	TRY	438,000	EUR	175,826	08/29/13	3,961
CSI	TRY	150,000	USD	79,847	09/18/13	3,033
CSI	USD	137,779	BRL	300,000	09/18/13	(5,496)
CSI	USD	259,144	CLP	132,617,000	09/23/13	(1,578)
CSI	USD	323,220	IDR	3,257,410,000	09/18/13	1,622
CSI	USD	501,374	INR	29,190,000	09/18/13	(16,842)
CSI	USD	224,330	MXN	2,899,000	09/10/13	(2,031)
CSI	USD	613,323	MXN	7,902,000	09/18/13	(7,800)
CSI	USD	1,563	TRY	3,000	08/29/13	(23)
CSI	USD	154,069	ZAR	1,552,000	07/03/13	2,914
CSI	ZAR	382,000	USD	38,464	07/03/13	(175)
DB	BRL	266,000	USD	124,038	07/03/13	4,857
DB	CLP	125,000,000	USD	244,403	09/23/13	1,630
DB	EUR	176,185	TRY	435,000	08/29/13	(5,969)
DB	GBP	128,000	USD	197,274	07/26/13	2,625
DB	KRW	6,173,400	USD	5,423	09/23/13	38
DB	MXN	7,194,000	USD	532,170	09/10/13	(19,475)
DB	TRY	90,000	USD	46,983	09/18/13	894
DB	USD	79,600	BRL	167,000	07/03/13	(4,775)
DB	USD	179,964	COP	347,150,000	09/18/13	(746)
DB	USD	59,934	MXN	767,000	09/10/13	(1,119)
DB	USD	138,107	MYR	436,100	09/18/13	(790)
DB	USD	237,539	PHP	10,270,000	09/18/13	(47)
DB	USD	246,159	RUB	8,060,000	09/18/13	(4,278)
DB	USD	343,061	THB	10,580,000	09/18/13	(3,342)
DB	USD	98,966	ZAR	1,013,000	07/05/13	3,467
DB	USD	503,566	ZAR	5,190,000	09/18/13	15,450
DB	ZAR	1,297,000	USD	132,998	07/03/13	1,809
DB	ZAR	372,000	USD	38,123	07/05/13	506
GSI	BRL	971,000	USD	402,654	06/10/14	(2,773)
GSI	EUR	365,000	USD	479,136	07/18/13	4,004
GSI	USD	205,319	HUF	47,020,000	09/18/13	557
GSI	USD	14,498	RON	50,000	09/18/13	(50)
JPMCB	USD	162,514	HUF	37,500,000	09/18/13	1,679
JPMCB	USD	159,898	MYR	500,000	09/18/13	(2,461)
MLI	BRL	265,000	USD	123,486	07/03/13	4,752
MLI	USD	209,585	MXN	2,731,000	09/10/13	(169)
Net unrealized depreciation on forward foreign currency contracts						$(55,766)
28

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures buy contracts:
US Long Bond Futures, 6 contracts (USD)	September 2013	$844,041	$815,063	$(28,978)
5 Year US Treasury Notes, 2 contracts (USD)	September 2013	245,249	242,094	(3,155)
10 Year US Treasury Notes, 1 contract (USD)	September 2013	129,583	126,562	(3,021)
Net unrealized depreciation on futures contracts				$(35,154)

Currency swap agreements8

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[9]	Receive rate[9]	Upfront payments	Value	Unrealized appreciation
BB	PHP	8,238,200	USD	200,614	12/18/15	1.300%	6 month USD LIBOR	$—	$13,042	$13,042

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments	Value	Unrealized depreciation
DB	BRL	865,272	01/02/17	1 Day CDI	8.645%	$—	$(21,927)	$(21,927)
MLI	ZAR	2,000,000	06/04/18	3 month JIBAR	6.400	—	(6,010)	(6,010)
							$(27,937)	$(27,937)

Credit default swaps on credit indices—buy protection10

Counterparty	Referenced index[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments received	Value	Unrealized appreciation
BB	CDX.EM.Series 18 Index	USD	150,000	12/20/17	5.000%	$15,813	$(11,098)	$4,715
DB	CDX.EM.Series 17 Index	USD	150,000	06/20/17	5.000	13,508	(10,110)	3,398
GSI	CDX.EM.Series 18 Index	USD	400,000	12/20/17	5.000	40,922	(29,595)	11,327
MLI	CDX.EM.Series 17 Index	USD	150,000	12/20/17	5.000	15,400	(11,098)	4,302
						$85,643	$(61,901)	$23,742

29

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

Credit default swaps on sovereign issues—sell protection12

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[13]
BB	Russian Federation bond, 2.250%, due 03/31/30	USD	300,000	12/20/22	1.000%	$26,818	$(32,979)	$(6,161)	2.417%
DB	Republic of Korea bond, 4.875%, due 09/22/14	USD	260,000	06/20/18	1.000	(2,300)	1,752	(548)	0.865
GSI	United Mexican States bond, 5.950%, due 03/19/19	USD	250,000	09/20/22	1.000	15,632	(13,692)	1,940	1.695
GSI	Federative Republic of Brazil bond, 12.250%, due 03/06/30	USD	250,000	09/20/22	1.000	19,720	(23,254)	(3,534)	2.215
						$59,870	$(68,173)	$(8,303)

Options written

	Expiration date	Premiums received	Value
Put options
Foreign Exchange Option, Sell AUD/BRL, AUD 160,000 face amount covered by contracts, strike @ BRL 1.90	November 2013	$1,123	$(1,565)
Foreign Exchange Option, Sell AUD/CLP, AUD 160,000 face amount covered by contracts, strike @ CLP 450.00	November 2013	911	(1,617)
Foreign Exchange Option, Sell EUR/BRL, EUR 90,000 face amount covered by contracts, strike @ BRL 2.56	July 2013	1,031	(1)
Foreign Exchange Option, Sell EUR/BRL, EUR 90,000 face amount covered by contracts, strike @ BRL 2.55	July 2013	867	0
Foreign Exchange Option, Sell EUR/BRL, EUR 200,000 face amount covered by contracts, strike @ BRL 2.50	August 2013	713	(4)
Foreign Exchange Option, Sell EUR/BRL, EUR 150,000 face amount covered by contracts, strike @ BRL 2.40	September 2013	870	(3)
Foreign Exchange Option, Sell EUR/BRL, EUR 150,000 face amount covered by contracts, strike @ BRL 2.40	September 2013	719	(3)
Foreign Exchange Option, Sell EUR/BRL, EUR 150,000 face amount covered by contracts, strike @ BRL 2.40	September 2013	509	(4)
Foreign Exchange Option, Sell EUR/BRL, EUR 920,000 face amount covered by contracts, strike @ BRL 2.60	June 2014	7,588	(7,372)
Foreign Exchange Option, Sell EUR/PLN, EUR 300,000 face amount covered by contracts, strike @ PLN 3.90	October 2013	502	(83)
Foreign Exchange Option, Sell EUR/PLN, EUR 260,000 face amount covered by contracts, strike @ PLN 3.90	January 2014	1,084	(361)
Foreign Exchange Option, Sell EUR/ZAR, EUR 90,000 face amount covered by contracts, strike @ ZAR 11.00	July 2013	411	0
Foreign Exchange Option, Sell EUR/ZAR, EUR 180,000 face amount covered by contracts, strike @ ZAR 11.40	July 2013	964	0
Foreign Exchange Option, Sell EUR/ZAR, EUR 170,000 face amount covered by contracts, strike @ ZAR 11.00	October 2013	1,759	(123)
Foreign Exchange Option, Sell GBP/MXN, GBP 170,000 face amount covered by contracts, strike @ MXN 17.90	September 2013	1,877	(307)

30

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

	Expiration date	Premiums received	Value
Put options
Foreign Exchange Option, Sell USD/BRL, USD 870,000 face amount covered by contracts, strike @ BRL 1.80	April 2014	$2,309	$(246)
Foreign Exchange Option, Sell USD/BRL, USD 720,000 face amount covered by contracts, strike @ BRL 1.96	June 2014	3,244	(1,938)
Foreign Exchange Option, Sell USD/BRL, USD 480,000 face amount covered by contracts, strike @ BRL 1.96	June 2014	2,377	(1,295)
Foreign Exchange Option, Sell USD/MXN, USD 300,000 face amount covered by contracts, strike @ MXN 11.50	October 2013	1,396	(133)
Foreign Exchange Option, Sell USD/TRY, USD 330,000 face amount covered by contracts, strike @ TRY 1.98	June 2014	10,428	(10,727)
Foreign Exchange Option, Sell USD/ZAR, USD 170,000 face amount covered by contracts, strike @ ZAR 9.40	July 2013	442	(189)
Foreign Exchange Option, Sell USD/ZAR, USD 320,000 face amount covered by contracts, strike @ ZAR 8.40	September 2013	1,603	(119)
Total options written		$42,727	$(26,090)

Foreign exchange written options activity for the period ended June 30, 2013 was as follows:

Premiums received
Foreign exchange options outstanding at July 23, 2012[a]	$—
Foreign exchange options written	131,964
Foreign exchange options terminated in closing purchase transactions	(89,237)
Foreign exchange options expired prior to exercise	—
Foreign exchange written options outstanding at June 30, 2013	$42,727

a  Fund commenced operations on July 23, 2012.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$4,384,716	$—	$4,384,716
Non-US government obligations	—	16,417,817	—	16,417,817
Structured notes	—	1,415,268	—	1,415,268
Short-term investment	—	671,558	—	671,558
Options purchased	—	40,518	—	40,518
Forward foreign currency contracts, net	—	(55,766)	—	(55,766)
Futures contracts, net	(35,154)	—	—	(35,154)
Options written	—	(26,090)	—	(26,090)
Swap agreements, net	—	(144,969)	—	(144,969)
Total	$(35,154)	$22,703,052	$—	$22,667,898

31

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2013

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2013, the value of these securities amounted to $7,873,542 or 33.81% of net assets.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $2,388,268 or 10.26% of net assets.

3  Variable or floating rate security—the interest rate shown is the current rate as of June 30, 2013 and changes periodically.

4  Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Rate shown is the discount rate at the date of purchase.

7  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 07/23/12[a]	Purchases during the period ended 06/30/13	Sales during the period ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the period ended 06/30/13
UBS Cash Management Prime Relationship Fund	$—	$32,056,699	$31,385,141	$671,558	$3,508

a  Fund commenced operations on July 23, 2012.

8  Illiquid investment. At June 30, 2013, the value of this investment amounted to $13,062 or 0.00% of net assets.

9  Payments made or received are based on the notional amount.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

11  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.
32

UBS Fixed Income Opportunities Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") returned 4.15% (Class A shares declined 0.58% after the deduction of the maximum sales charge), while Class Y shares returned 4.50%. For comparison purposes, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index (the "Index"), returned 0.38% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 35; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period, largely due to sector allocation and security selection across spread sectors, such as investment grade and high yield credit as well as commercial mortgage-backed securities (CMBS).

The Fund extensively uses derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including, but not limited to, futures, options, swaps and swaptions. Credit default swaps and credit default swaptions were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency derivatives, such as currency forwards and swaps, as part of its currency management strategy.

While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, the Fund's interest rate- and spread sector-related hedging strategies produced mixed results. While spread sector hedging strategies detracted from performance, duration hedging was additive for results. Currency positioning and spread management were overall positive contributors to results during the reporting period.

Portfolio performance summary1

What worked

•  Allocations to several spread sectors (non-US Treasuries) were positive for results during the reporting period.

  – The Fund's allocations to both high yield and investment grade corporate bonds were rewarded. These credit sectors were supported by generally solid investor demand and positive fundamentals. However, a portion of their previous gains were given back due to a sharp sell-off in the fixed income market in May and June. This was triggered by the Federal Reserve Board (the "Fed") indicating that it may begin to taper its asset purchase program—known as quantitative easing—sooner than previously anticipated. The performance of the Fund's long exposures more than offset the negative impact of the hedging strategies employed in both sectors over the course of the full reporting period.

  – A small allocation to CMBS, net of hedging positions, proved beneficial to performance. Much of this was driven by CMBS holdings that were lower in the capital structure.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

33

UBS Fixed Income Opportunities Fund

  – The Fund's emerging markets debt exposure was additive for performance during the first half of the reporting period. However, some of these gains were given back due to weakness in the asset class during the second half of the period.

  – Security selection of taxable municipal Build America Bonds (BABs) was positive for results.

•  Overall, currency positioning was a positive for performance. The Fund's active currency decisions in several developed countries, including the euro, Japanese yen and Australian dollar, contributed to performance.

•  Tactical management of the Fund's duration and yield curve positioning was beneficial. We adjusted the Fund's duration and yield curve positioning among countries during the period, which was a positive for results. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

What didn't work

•  Hedging strategies detracted from performance.

  – The Fund's credit hedging strategies were a small negative for performance.

  – The Fund benefited from duration and yield curve positioning. However, this was partially offset by other interest rate-related volatility hedging strategies.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

34

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 06/30/2013 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	4.15%	3.19%
Class C3	3.65	2.67
Class Y4	4.50	3.51
After deducting maximum sales charge
Class A2	(0.58)%	1.37%
Class C3	2.90	2.67
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index[5]	0.38%	0.37%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.51% and 1.04%; Class C—2.02% and 1.54%; Class Y—1.23% and 0.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

35

UBS Fixed Income Opportunities Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Fixed Income Opportunities Fund Class A and Class Y shares versus the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index from November 29, 2010, which is the inception date of the two classes, through June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

36

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
US Treasury Notes, 2.000%, due 02/15/22	6.4%
US Treasury Bonds, PO, 5.137%, due 05/15/40	2.5
Citigroup, Inc., 0.866%, due 05/31/17	2.1
Merrill Lynch & Co., Inc., 4.625%, due 09/14/18	1.9
Lloyds TSB Bank PLC, 6.500%, due 03/24/20	1.5
Morgan Stanley, 6.625%, due 04/01/18	1.5
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15	1.5
Case New Holland, Inc., 7.875%, due 12/01/17	1.5
Cemex Finance LLC, 9.500%, due 12/14/16	1.4
Eksportfinans ASA, 1.600%, due 03/20/14	1.3
Total	21.6%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Bonds
Corporate bonds
Building materials	2.30%
Capital markets	1.54
Commercial banks	8.75
Computers & peripherals	0.05
Construction & engineering	0.19
Consumer finance	4.12
Containers & packaging	1.04
Distributors	0.37
Diversified financial services	11.76
Diversified telecommunication services	0.96
Electronic equipment, instruments & components	1.34
Energy	0.62
Gas utilities	0.23
Health care providers & services	0.47
Hotels, restaurants & leisure	1.82
Insurance	0.81
IT services	0.38
Leisure equipment & products	0.43
Machinery	1.48
Media	1.98
Metals & mining	1.78
Oil, gas & consumable fuels	5.77
Real estate management & development	0.72
Telecommunications	0.29
Trading companies & distributors	1.19
Total corporate bonds	50.39%
Asset-backed security	0.94
Collateralized debt obligations	4.24
Commercial mortgage-backed securities	4.16
Mortgage & agency debt securities	2.54
Municipal bonds	2.15
US government obligations	9.48
Non-US government obligations	0.56
Total bonds	74.46%
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	18.16
Short-term investment	10.49
Options purchased	5.20
Total investments	108.31%
Liabilities, in excess of cash and other assets	(8.31)
Net assets	100.00%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2013

Percentage of net assets
United States	46.6%
Cayman Islands	4.2
United Kingdom	3.4
Spain	3.0
Netherlands	3.0
Total	60.2%

1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment company and derivatives exposure was included.

37

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds: 74.46%
Corporate bonds: 50.39%
Australia: 1.65%
Crown Group Finance Ltd., 5.750%, due 07/18/17	AUD	370,000	$346,043
Sydney Airport Finance Co. Pty Ltd., 3.900%, due 03/22/23[1]		$730,000	688,725
8.000%, due 07/06/15	AUD	500,000	487,442
Total Australia corporate bonds			1,522,210
Brazil: 1.77%
Caixa Economica Federal, 2.375%, due 11/06/17[1]		$670,000	620,621
Petrobras International Finance Co., 5.375%, due 01/27/21		1,000,000	1,005,950
Total Brazil corporate bonds			1,626,571
Cayman Islands: 0.55%
Evergrande Real Estate Group Ltd., 13.000%, due 01/27/15[2]		175,000	180,250
Fantasia Holdings Group Co. Ltd., 10.750%, due 01/22/20[2]		315,000	284,054
Seagate Technology HDD Holdings, 6.800%, due 10/01/16		40,000	44,300
Total Cayman Islands corporate bonds			508,604
China: 0.44%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		210,000	207,638
Gemdale International Investment Ltd., 7.125%, due 11/16/17[2]		200,000	195,571
Total China corporate bonds			403,209
Germany: 1.64%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[2]	EUR	500,000	798,091
Unitymedia GmbH, 9.625%, due 12/01/19[2]		500,000	715,908
Total Germany corporate bonds			1,513,999
Ireland: 1.40%
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[2]		700,000	954,435
The Governor & Co. of the Bank of Ireland, 4.000%, due 01/28/15		250,000	333,825
Total Ireland corporate bonds			1,288,260
	Face amount		Value
Luxembourg: 2.36%
ArcelorMittal, 5.000%, due 02/25/17		$400,000	$405,000
6.000%, due 03/01/21		900,000	895,500
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21		575,000	603,750
Wind Acquisition Finance SA, 11.750%, due 07/15/17[2]	EUR	200,000	270,743
Total Luxembourg corporate bonds			2,174,993
Mexico: 1.44%
Cemex Finance LLC, 9.500%, due 12/14/16[1]		$1,250,000	1,321,875
Netherlands: 2.38%
EDP Finance BV, 4.750%, due 09/26/16	EUR	750,000	1,000,643
4.900%, due 10/01/19[1]		$500,000	491,250
Ziggo Bond Co. BV, 8.000%, due 05/15/18[2]	EUR	500,000	694,756
Total Netherlands corporate bonds			2,186,649
Norway: 2.51%
Eksportfinans ASA, 1.600%, due 03/20/14	JPY	124,000,000	1,236,033
5.500%, due 05/25/16		$780,000	812,565
5.500%, due 06/26/17		250,000	258,750
Total Norway corporate bonds			2,307,348
Singapore: 0.49%
Flextronics International Ltd., 5.000%, due 02/15/23[1]		470,000	454,725
Spain: 3.01%
BBVA US Senior SAU, 4.664%, due 10/09/15		660,000	679,881
Cirsa Funding Luxembourg SA, 8.750%, due 05/15/18[2]	EUR	300,000	392,838
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]		$1,400,000	1,413,104
Telefonica Emisiones SAU, 3.192%, due 04/27/18		290,000	280,897
Total Spain corporate bonds			2,766,720
United Kingdom: 3.44%
Barclays Bank PLC, 6.050%, due 12/04/17[1]		690,000	746,387
HBOS PLC, 6.750%, due 05/21/18[1]		700,000	741,186

38

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United Kingdom—(Concluded)
Lloyds TSB Bank PLC, 6.500%, due 03/24/20	EUR	1,000,000	$1,426,150
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23		$270,000	256,152
Total United Kingdom corporate bonds			3,169,875
United States: 27.31%
Ally Financial, Inc., 3.125%, due 01/15/16		210,000	209,500
3.570%, due 06/15/15[3]		1,140,000	1,054,728
Amsouth Bank, 5.200%, due 04/01/15		450,000	466,875
Barrick North America Finance LLC, 5.750%, due 05/01/43[1]		425,000	343,739
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17		750,000	780,938
Case New Holland, Inc., 7.875%, due 12/01/17		1,200,000	1,359,000
CIT Group, Inc., 4.250%, due 08/15/17		250,000	251,250
5.000%, due 05/15/17		500,000	510,625
5.250%, due 04/01/14[1]		900,000	913,500
Citigroup, Inc., 0.866%, due 05/31/17[4]	EUR	1,600,000	1,935,814
5.000%, due 09/15/14		$750,000	779,420
DISH DBS Corp., 7.875%, due 09/01/19		990,000	1,108,800
El Paso Corp., 7.250%, due 06/01/18		900,000	996,952
Energy Transfer Partners LP, 6.050%, due 06/01/41		680,000	687,579
9.000%, due 04/15/19		570,000	725,167
Fidelity National Financial, Inc., 5.500%, due 09/01/22		110,000	116,581
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20		850,000	1,023,887
General Motors Financial Co., Inc., 4.750%, due 08/15/17[1]		810,000	830,250
Glencore Funding LLC, 2.500%, due 01/15/19[1]		380,000	343,789
HCA, Inc., 7.875%, due 02/15/20		400,000	430,750
International Lease Finance Corp., 8.625%, due 09/15/15		1,000,000	1,095,000
Kinder Morgan Finance Co. LLC, 5.700%, due 01/05/16		750,000	803,322
	Face amount		Value
Linn Energy LLC, 6.250%, due 11/01/19[1]		$600,000	$571,500
Merrill Lynch & Co., Inc., 4.625%, due 09/14/18	EUR	1,290,000	1,764,254
MetLife, Inc., 6.400%, due 12/15/36		$400,000	409,000
Morgan Stanley, 6.625%, due 04/01/18		1,250,000	1,416,819
Plains Exploration & Production Co., 6.125%, due 06/15/19		250,000	265,081
6.500%, due 11/15/20		370,000	392,276
6.875%, due 02/15/23		170,000	181,883
Prudential Financial, Inc., 5.200%, due 03/15/44[4]		235,000	222,075
Regions Financial Corp., 5.750%, due 06/15/15		250,000	269,687
7.750%, due 11/10/14		96,000	103,736
Sanmina-SCI Corp., 7.000%, due 05/15/19[1]		760,000	782,800
SLM Corp., 3.875%, due 09/10/15		670,000	676,736
Tesoro Corp., 9.750%, due 06/01/19		230,000	254,150
URS Corp., 4.350%, due 04/01/17[1]		170,000	173,185
Western Union Co., 2.375%, due 12/10/15		340,000	346,006
Wyndham Worldwide Corp., 3.900%, due 03/01/23		575,000	547,821
Total United States corporate bonds			25,144,475
Total corporate bonds (cost $46,872,463)			46,389,513
Asset-backed security: 0.94%
United States: 0.94%
Saxon Asset Securities Trust, Series 2006-2, Class A3C, 0.343%, due 09/25/36[4] (cost $764,453)		990,139	862,305
Collateralized debt obligations: 4.24%
Cayman Islands: 3.62%
Apidos CDO, Series 2013-14A, Class C1, 2.925%, due 04/15/25[1,4,5,6]		300,000	297,000
ARES CLO Ltd., Series 2013-2A, Class C, 3.024%, due 07/28/25[1,4]		500,000	475,523
BlueMountain CLO Ltd., Series 2013-1A, Class B, 2.923%, due 05/15/25[1,4]		500,000	492,550

39

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Continued)
Collateralized debt obligations—(Concluded)
Cayman Islands—(Concluded)
Denali Capital CLO X Ltd., Series 2013-1A, Class A3L, 3.227%, due 04/28/25[1,4]		$550,000	$555,500
Galaxy CLO Ltd., Series 2013-15A, Class C, 2.881%, due 04/15/25[1,4]		500,000	472,500
KKR CLO Trust, Series 2013-1A, Class B, 2.903%, due 07/15/25[1,4,5,6]		300,000	292,197
Marathon CLO V Ltd., Series 2013-5A, Class A2A, 2.639%, due 02/21/25[1,4]		400,000	400,237
Race Point CLO Ltd., Series 2013-8A, Class C, 3.074%, due 02/20/25[1,4]		350,000	344,515
Total Cayman Islands collateralized debt obligations			3,330,022
Netherlands: 0.62%
Jubilee CDO BV, Series III X, Class A2, 1.308%, due 04/20/17[2,4]	EUR	441,626	573,434
Total collateralized debt obligations (cost $3,947,773)			3,903,456
Commercial mortgage-backed securities: 4.16%
United States: 4.16%
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.885%, due 12/10/49[4]		$425,000	465,961
Commercial Mortgage Pass Through Certificates, Series 2013-THL, Class D, 2.843%, due 06/08/30[1,4,6]		450,000	450,000
CW Capital Cobalt Ltd., Series 2007-C3, Class AM, 5.985%, due 05/15/46[4]		400,000	427,976
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]		500,000	476,260
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.305%, due 05/15/48[1,4]		250,000	221,053
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class E, 4.675%, due 07/05/32[1,4]		200,000	189,354
	Face amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	$150,000	$138,800
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class AM, 5.818%, due 05/15/46[4]	475,000	523,714
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class B, 3.714%, due 03/15/45[4]	500,000	471,108
Series 2013-C12, Class B, 3.863%, due 03/15/48[4]	500,000	470,368
Total commercial mortgage-backed securities (cost $3,936,746)		3,834,594
Mortgage & agency debt securities: 2.54%
United States: 2.54%
Federal Home Loan Mortgage Corp. REMICS, IO,[7] 3.000%, due 05/15/27	1,330,975	157,038
3.500%, due 10/15/42	1,742,920	392,657
Federal National Mortgage Association REMICS, IO,[7] Series 2013-15, Class IO, 2.500%, due 03/25/28	2,390,731	281,045
Series 2013-64, Class LI, 3.000%, due 06/25/33	2,466,431	405,713
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,779,430	378,168
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	1,727,699	363,920
Series 2013-53, Class OI, 3.500%, due 04/20/43	1,703,271	365,339
Total mortgage & agency debt securities (cost $2,282,727)		2,343,880
Municipal bonds: 2.15%
State of California, GO Bonds, 7.300%, due 10/01/39	800,000	1,039,056
State of Illinois, GO Bonds, 5.665%, due 03/01/18	800,000	882,472
5.877%, due 03/01/19	50,000	55,111
Total municipal bonds (cost $1,696,967)		1,976,639

40

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Concluded)
US government obligations: 9.48%
US Treasury Bonds, PO, 3.247%, due 08/15/42[3]		$1,750,000	$596,181
5.137%, due 05/15/40[3,8]		6,000,000	2,263,686
US Treasury Notes, 2.000%, due 02/15/22[8]		6,000,000	5,868,282
Total US government obligations (cost $8,595,967)			8,728,149
Non-US government obligations: 0.56%
Croatia: 0.34%
Republic of Croatia, 6.250%, due 04/27/17[2]		300,000	314,523
Greece: 0.22%
Hellenic Republic, 2.000%, due 02/24/24[9]	EUR	100,000	65,717
2.000%, due 02/24/26[9]		220,000	132,948
			198,665
Total Non-US government obligations (cost $553,704)			513,188
Total bonds (cost $68,650,800)			68,551,724
	Shares
Investment company: 18.16%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[10] (cost $15,455,628)		880,654	16,719,829
Short-term investment: 10.49%
Investment company: 10.49%
UBS Cash Management Prime Relationship Fund[10] (cost $9,654,845)		9,654,845	9,654,845
	Number of contracts
Options purchased*: 5.20%
Call options: 0.89%
10 Year US Treasury Notes, strike @ USD 126.50, expires August 2013		197	264,719
10 Year US Treasury Notes, strike @ USD 129.00, expires August 2013		312	112,125
	Number of contracts		Value
2 Year US Treasury Notes, strike @ USD 110.25, expires August 2013		192	$9,000
US Long Bond Futures, strike @ USD 145.00, expires July 2013		191	8,953
US Long Bond Futures, strike @ USD 136.00, expires August 2013		195	423,515
			818,312
Put options: 1.95%
10 Year US Treasury Notes, strike @ USD 128.50, expires August 2013		306	741,094
3 Year Euro-Dollar Midcurve, strike @ USD 97.13, expires September 2013		197	50,481
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires September 2013		197	142,825
5 Year US Treasury Notes, strike @ USD 120.75, expires August 2013		97	62,141
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires June 2014		49	17,762
90 Day Euro-Dollar Time Deposit, strike @ USD 99.38, expires September 2014		244	108,275
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015		234	197,438
US Long Bond Futures, strike @ USD 133.00, expires August 2013		197	227,781
US Long Bond Futures, strike @ USD 139.00, expires August 2013		59	246,141
			1,793,938
	Notional amount
Options purchased on interest rate swaps[5]: 2.36%
Expiring 05/22/15. If option exercised the Fund pays semi-annually 2.350% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 05/27/35. European style. Counterparty: BB	JPY	475,000,000	162,774

41

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

	Notional amount		Value
Options purchased*—(Concluded)
Options purchased on interest rate swaps[5]—(Concluded)
Expiring 07/18/13. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 1.000%. Underlying interest rate swap terminating 07/22/18. European style. Counterparty: MLI		$28,900,000	$21
Expiring 07/18/13. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 1.300%. Underlying interest rate swap terminating 07/22/18. European style. Counterparty: MLI		28,900,000	9,241
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		3,050,000	22,120
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB		8,650,000	475,904
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB		8,650,000	64,987
Expiring 12/08/14. If option exercised the Fund pays quarterly floating 3 month EUR EURIBOR and receives annually 2.325%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB	EUR	32,000,000	670,284
	Notional amount	Value
Expiring 12/19/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB	$8,650,000	$478,363
Expiring 12/19/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: JPMCB	3,500,000	192,000
Expiring 12/19/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB	8,650,000	65,615
Expiring 12/19/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: JPMCB	3,500,000	32,000
		2,173,309
Total options purchased (cost $4,006,172)		4,785,559
Total investments: 108.31% (cost $97,767,445)		99,711,957
Liabilities, in excess of cash and other assets: (8.31%)		(7,651,735)
Net assets: 100.00%		$92,060,222

42

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $102,098,061; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,822,771
Gross unrealized depreciation	(4,208,875)
Net unrealized depreciation of investments	$(2,386,104)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 52. Portfolio footnotes begin on page 51.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	1,360,000	USD	1,794,754	09/04/13	$24,001
BB	JPY	271,700,000	USD	2,787,341	09/04/13	47,089
BB	USD	4,127,962	AUD	4,365,000	09/04/13	(155,389)
BB	USD	2,986,874	GBP	1,905,000	09/04/13	(90,745)
BB	USD	3,528,169	JPY	349,300,000	09/04/13	(5,276)
JPMCB	AUD	5,405,000	USD	5,167,564	09/04/13	248,490
JPMCB	EUR	260,000	USD	348,221	09/04/13	9,695
JPMCB	GBP	3,665,000	USD	5,507,311	09/04/13	(64,506)
JPMCB	JPY	468,800,000	USD	4,583,268	09/04/13	(144,852)
JPMCB	USD	523,557	CAD	545,000	09/04/13	(6,172)
JPMCB	USD	224,250	EUR	170,000	09/04/13	(2,906)
MSCI	EUR	10,870,000	USD	14,005,125	09/04/13	(147,875)
Net unrealized depreciation on forward foreign currency contracts						$(288,446)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond Futures, 12 contracts (USD)	September 2013	$1,621,515	$1,630,125	$8,610
US Ultra Bond Futures, 53 contracts (USD)	September 2013	7,917,984	7,807,562	(110,422)
10 Year US Treasury Notes, 67 contracts (USD)	September 2013	8,462,084	8,479,687	17,603
US Treasury futures sell contracts:
US Long Bond Futures, 2 contracts (USD)	September 2013	(278,747)	(271,687)	7,060
Interest rate futures buy contracts:
3 Month EURIBOR, 146 contracts (EUR)	June 2014	47,244,450	47,282,175	37,725
3 Month EURIBOR, 46 contracts (EUR)	March 2015	14,864,062	14,864,192	130
Long Gilt, 32 contracts (GBP)	September 2013	5,667,794	5,446,218	(221,576)
Interest rate futures sell contracts:
90 Day Euro-Dollar Time Deposit, 195 contracts (USD)	June 2014	(48,487,286)	(48,511,125)	(23,839)
90 Day Euro-Dollar Time Deposit, 195 contracts (USD)	June 2015	(48,181,380)	(48,255,188)	(73,808)
Euro-Bund, 34 contracts (EUR)	September 2013	(6,359,881)	(6,263,123)	96,758
Long Gilt, 11 contracts (GBP)	September 2013	(1,947,948)	(1,872,137)	75,811
Net unrealized depreciation on futures contracts				$(185,948)

43

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

Currency swap agreements5

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[11]	Receive rate[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	AUD	8,158,397	USD	7,570,992	12/24/13	3 month BBSW	3 month USD LIBOR	$—	$1,078,199	$1,078,199
BB	USD	7,570,992	AUD	8,158,397	12/24/22	3 month USD LIBOR	3 month BBSW	—	(1,078,264)	(1,078,264)
MLI	CAD	6,678,500	USD	6,566,863	03/16/40	3 month BA	3 month USD LIBOR	(141,380)	498,743	357,363
MLI	USD	6,566,863	CAD	6,678,500	03/16/20	3 month USD LIBOR	3 month BA	106,250	(466,903)	(360,653)
								$(35,130)	$31,775	$(3,355)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	USD	5,870,000	05/10/18	0.906%	3 month USD LIBOR	$—	$163,415	$163,415
CITI	CAD	1,750,000	06/07/16	3 month BA	2.288	—	—	—
CITI	USD	4,750,000	06/11/16	1.106	3 month USD LIBOR	—	12,829	12,829
CITI	USD	1,860,000	02/15/36	4.668	3 month USD LIBOR	520,895	(427,401)	93,494
CSI	CAD	6,125,000	02/11/14	2.775	3 month BA	—	(85,676)	(85,676)
CSI	CAD	5,490,000	02/11/17	3 month BA	3.500%	(40,884)	323,098	282,214
CSI	CAD	1,550,000	02/11/22	4.145	3 month BA	—	(171,175)	(171,175)
CSI	USD	2,650,000	08/12/16	3 month USD LIBOR	1.194	—	38,295	38,295
DB	EUR	5,850,000	05/04/22	2.130	6 month EURIBOR	333,786	(189,406)	144,380
DB	EUR	2,600,000	05/04/42	6 month EURIBOR	2.460	—	(21,192)	(21,192)
DB	USD	3,000,000	12/15/15	1.521	3 month USD LIBOR	(41,000)	(66,656)	(107,656)
DB	USD	1,250,000	09/23/20	2.690	3 month USD LIBOR	(23,000)	(51,740)	(74,740)
DB	USD	1,450,000	02/15/38	3.669	3 month USD LIBOR	358,225	(88,168)	270,057
DB	USD	4,550,000	02/15/38	4.474	3 month USD LIBOR	1,780,080	(920,619)	859,461
DB	USD	875,000	05/15/40	3.470	3 month USD LIBOR	(157,000)	(40,062)	(197,062)
DB	USD	695,000	05/15/40	4.560	3 month USD LIBOR	—	(282,275)	(282,275)
DB	USD	1,250,000	06/27/42	3.489	3 month USD LIBOR	282,115	(14,855)	267,260
JPMCB	CAD	6,125,000	02/11/14	3 month BA	2.775	—	85,676	85,676
JPMCB	CAD	4,750,000	06/07/16	3 month BA	1.893	—	(16,902)	(16,902)
JPMCB	CAD	5,490,000	02/11/17	3.500	3 month BA	—	(323,098)	(323,098)
JPMCB	CAD	1,550,000	02/11/22	3 month BA	4.145	—	171,175	171,175
JPMCB	EUR	5,850,000	05/04/22	6 month EURIBOR	2.130	—	189,406	189,406
JPMCB	EUR	2,600,000	05/04/42	2.460	6 month EURIBOR	—	21,192	21,192
JPMCB	USD	66,000,000	02/12/16	0.825	3 month USD LIBOR	—	162,999	162,999
JPMCB	USD	4,500,000	02/18/16	2.532	3 month USD LIBOR	—	(256,608)	(256,608)
JPMCB	USD	70,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	157,079	157,079

44

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

Interest rate swap agreements (concluded)

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
MLI	CAD	66,000,000	02/08/16	3 month BA	1.785%	$—	$(238,790)	$(238,790)
MLI	CAD	9,280,000	04/09/17	3 month BA	1.978	—	5,412	5,412
MLI	CAD	3,030,000	02/04/21	3.725%	3 month BA	79,133	(241,717)	(162,584)
MLI	CAD	3,000,000	02/04/31	3 month BA	4.310	5,192	392,465	397,657
MLI	CAD	1,060,000	02/04/41	4.208	3 month BA	—	(169,478)	(169,478)
MLI	EUR	4,970,000	06/07/18	0.975	6 month EURIBOR	—	68,656	68,656
MLI	USD	20,000,000	06/27/19	3.298	3 month USD LIBOR	2,251,125	(1,654,738)	596,387
MLI	USD	3,670,000	06/27/42	4.449	3 month USD LIBOR	1,560,327	(708,471)	851,856
MSCI	CAD	8,870,000	04/08/17	3.600	3 month BA	—	(534,912)	(534,912)
MSCI	USD	3,000,000	06/27/22	2.970	3 month USD LIBOR	309,971	(111,116)	198,855
						$7,218,965	$(4,823,358)	$2,395,607

Credit default swaps on credit indices—buy protection12

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	CDX.EM.Series 19 Index	USD	1,700,000	06/20/18	5.000%	$215,268	$(137,672)	$77,596
JPMCB	CDX.EM.Series 19 Index	USD	11,300,000	06/20/18	5.000	1,249,434	(915,116)	334,318
MLI	iTraxx Europe Crossover Series 19 Index	EUR	9,000,000	06/20/18	1.000	(105,478)	104,910	(568)
MLI	iTraxx Europe Crossover Series 19 Index	EUR	3,250,000	06/20/18	5.000	35,498	(44,826)	(9,328)
MSCI	CDX.EM.Series 19 Index	USD	3,000,000	06/20/18	5.000	330,287	(242,951)	87,336
MSCI	iTraxx Europe Senior Financials Series 19 Index	USD	3,750,000	06/20/18	1.000	(148,059)	153,227	5,168
						$1,576,950	$(1,082,428)	$494,522

Credit default swaps on corporate and sovereign issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Credit Suisse Group Finance Guernsey Ltd. bond, 5.000%, due 07/29/19	EUR	1,250,000	09/20/16	1.000%	$(20,989)	$(13,229)	$(34,218)
BB	Verizon Communications bond, 4.900%, due 09/15/15	USD	2,750,000	12/20/16	1.000	32,129	(61,049)	(28,920)

45

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

Credit default swaps on corporate and sovereign issues—buy protection12 (concluded)

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Aetna, Inc. bond, 6.625%, due 06/15/36	USD	875,000	03/20/17	1.000%	$12,592	$(21,986)	$(9,394)
BB	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	875,000	03/20/17	1.000	15,462	(12,622)	2,840
CITI	Commerzbank AG bond, 4.000%, due 09/16/20	EUR	655,000	06/20/18	1.000	(22,227)	25,793	3,566
DB	ING Bank NV bond, 5.250%, due 06/07/19	EUR	2,500,000	06/20/16	1.000	(9,883)	(9,182)	(19,065)
JPMCB	Government of France bond, 4.250%, due 04/25/19	USD	3,025,000	09/20/16	0.250	(97,127)	20,854	(76,273)
JPMCB	XL Group PLC bond, 6.250%, due 05/15/27	USD	875,000	03/20/17	1.000	(6,131)	(16,270)	(22,401)
JPMCB	Government of Japan bond, 2.000%, due 03/21/22	USD	2,500,000	12/20/17	1.000	12,582	(36,968)	(24,386)
MLI	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	1,250,000	06/20/17	1.000	(44,985)	(8,410)	(53,395)
MLI	United Parcel Service of America, Inc. bond, 8.375%, due 04/01/30	USD	3,500,000	06/20/16	1.000	110,916	(91,257)	19,659
MLI	Weyerhaeuser Co. bond, 7.125%, due 07/15/23	USD	875,000	03/20/17	1.000	(9,163)	(6,929)	(16,092)
MLI	Nucor Corp. bond, 5.750%, due 12/01/17	USD	875,000	03/20/18	1.000	10,753	(7,968)	2,785
MLI	Allstate Corp. bond, 6.750%, due 05/15/18	USD	875,000	03/20/18	1.000	15,612	(21,074)	(5,462)
MLI	Lincoln National Corp. bond, 8.750%, due 07/01/19	USD	850,000	06/20/18	1.000	(3,215)	13,431	10,216
MSCI	V.F. Corp. bond, 5.950%, due 11/01/17	USD	2,750,000	12/20/16	1.000	24,700	(73,747)	(49,047)
						$21,026	$(320,613)	$(299,587)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments received	Value	Unrealized appreciation	Credit spread[15]
MLI	CDX.NA.HY.Series 15 Index	USD	1,150,000	12/20/15	5.000%	$60,812	$85,338	$146,150	2.040%

46

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

Credit default swaps on corporate and sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
BB Lloyds TSB Bank PLC bond,	5.800%, due 11/15/34	EUR	655,000	06/20/18	1.000%	$24,125	$(25,329)	$(1,204)	1.637%
BB	UnitedHealth Group Inc. bond, 4.125%, due 12/08/14	USD	875,000	03/20/17	1.000	—	20,725	20,725	0.366
JPMCB	People's Republic of China bond, 4.250%, due 10/28/14	USD	2,500,000	12/20/17	1.000	(8,568)	(1,088)	(9,656)	1.016
MLI	Aegon NV bond, 7.750%, due 11/15/29	EUR	900,000	03/20/16	1.000	36,430	(9,061)	27,369	1.298
MLI	Georgia-Pacific LLC bond, 6.000%, due 01/15/19	USD	875,000	03/20/17	1.000	9,163	12,433	21,596	0.621
MLI	JPMorgan Chase & Co. bond, 4.750%, due 03/01/15	USD	875,000	03/20/17	1.000	5,523	8,533	14,056	0.740
MLI	Barrick Gold Corp. bond, 3.375%, due 04/20/15	USD	875,000	03/20/18	1.000	15,868	(77,552)	(61,684)	3.054
MLI	The Hartford Financial Services Group, Inc. bond, 4.500%, due 07/15/13	USD	875,000	03/20/18	1.000	8,969	(2,885)	6,084	1.078
MLI	Prudential Financial Inc. bond, 6.000%, due 02/15/18	USD	850,000	06/20/18	1.000	3,215	(10,584)	(7,369)	1.268
						$94,725	$(84,808)	$9,917

Total return swap agreements5

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	1,120,000	12/25/13	3 month USD LIBOR	—[16]	$—	$(96,987)	$(96,987)

Centrally cleared interest rate swap agreements

Notional amount	Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized appreciation
USD 16,000,000	06/30/15	0.503%	3 month USD LIBOR	$—	$12,082	$12,082
USD 1,750,000	06/11/16	1.403	3 month USD LIBOR	—	—	—
				$—	$12,082	$12,082

47

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
CDX.NA.HY. Series 20 Index	USD	8,550,000	06/20/18	5.000%	$281,765	$(269,492)	$12,273
CDX.NA.IG. Series 20 Index	USD	23,000,000	06/20/18	1.000	77,616	(147,046)	(69,430)
					$359,381	$(416,538)	$(57,157)

Options written

	Expiration date	Premiums received	Value
Put options
3 Year Euro-Dollar Midcurve, 197 contracts, strike @ USD 97.38	September 2013	$142,136	$(77,569)
3 Year Euro-Dollar Midcurve, 197 contracts, strike @ USD 97.50	September 2013	166,760	(96,038)
90 Day Euro-Dollar Time Deposit, 234 contracts, strike @ USD 98.25	March 2015	60,606	(74,588)
Options written on interest rate swaps[5]
If option exercised the Fund receives annually 3.325% and pays quarterly floating 3 month EURIBOR. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 32,000,000	December 2014	155,492	(13,827)
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 32,000,000	December 2014	180,156	(475,764)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	63,135	(7,430)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	38,735	(2,048)
If option exercised the Fund receives quarterly floating 3 month USD LIBOR and pays semi-annually 1.150%. Underlying interest rate swap terminating 07/22/18. European style. Counterparty: MLI, Notional Amount USD 57,800,000	July 2013	69,360	(1,574)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	194,625	(352,210)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	216,250	(355,195)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: JPMCB, Notional Amount USD 7,000,000	December 2017	140,000	(140,000)
If option exercised the Fund receives semi-annually floating 6 month JPY LIBOR and pays semi-annually 1.750%. Underlying interest rate swap terminating 05/27/35. European style. Counterparty: BB, Notional Amount JPY 475,000,000	May 2015	146,277	(157,450)

48

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

Options written (concluded)

	Expiration date	Premiums received	Value
Options written on credit default swaps on credit indices[5]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 09/18/13.European style. Counterparty: JPMCB, Notional Amount USD 4,950,000	September 2013	$58,162	$(32,442)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 20 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 09/18/13.European style. Counterparty: MLI, Notional Amount USD 8,750,000	September 2013	113,750	(86,328)
Total options written		$1,745,444	$(1,872,463)

Written options activity for the year ended June 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	883	$126,189
Options written	8,446	1,616,488
Options terminated in closing purchase transactions	(5,356)	(1,215,384)
Options expired prior to exercise	(3,345)	(157,791)
Options outstanding at June 30, 2013	628	$369,502

Written swaptions activity for the year ended June 30, 2013 was as follows:

Swaptions outstanding at June 30, 2012	$1,827,295
Swaptions written	1,441,268
Swaptions terminated in closing purchase transactions	(1,892,621)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2013	$1,375,942

49

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$46,389,513	$—	$46,389,513
Asset-backed security	—	862,305	—	862,305
Collateralized debt obligations	—	2,349,209	1,554,247	3,903,456
Commercial mortgage-backed securities	—	3,834,594	—	3,834,594
Mortgage & agency debt securities	—	2,343,880	—	2,343,880
Municipal bonds	—	1,976,639	—	1,976,639
US government obligations	—	8,728,149	—	8,728,149
Non-US government obligations	—	513,188	—	513,188
Investment company	—	16,719,829	—	16,719,829
Short-term investment	—	9,654,845	—	9,654,845
Options purchased	2,612,250	2,173,309	—	4,785,559
Forward foreign currency contracts, net	—	(288,446)	—	(288,446)
Futures contracts, net	(185,948)	—	—	(185,948)
Swap agreements, net[17]	—	(6,336,156)	—	(6,336,156)
Options written	(248,195)	(1,624,268)	—	(1,872,463)
Total	$2,178,107	$87,296,590	$1,554,247	$91,028,944

At June 30, 2013, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Total
Assets
Beginning balance	$239,669	$239,669
Purchases	1,575,257	1,575,257
Issuances	—	—
Sales	(246,446)	(246,446)
Accrued discounts (premiums)	265	265
Total realized gain	15,409	15,409
Change in net unrealized appreciation (depreciation)	(29,907)	(29,907)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$1,554,247	$1,554,247

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2013 was $(21,021).

50

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2013

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $15,310,963 or 16.63% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2013, the value of these securities amounted to $5,374,603 or 5.84% of net assets.

3  Rate shown is the discount rate at date of purchase.

4  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2013 and changes periodically.

5  Illiquid investment. At June 30, 2013, the value of these investments amounted to $7,605,870 or 8.26% of net assets.

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2013, the value of these securities amounted to $1,039,197 or 1.13% of net assets.

7  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

8  All or a portion of these securities have been designated as collateral for open swap agreements.

9  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2013. Maturity date disclosed is the ultimate maturity date.

10  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Net realized gain during the year ended 06/30/13	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$1,513,534	$87,963,587	$79,822,276	$—	$—	$9,654,845	$8,915
UBS High Yield Relationship Fund	—	2,000,000	2,031,227	31,227	—	—	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	12,925,043	4,750,000	1,250,000	230,085	64,701	16,719,829	—
	$14,438,577	$94,713,587	$83,103,503	$261,312	$64,701	$26,374,674	$8,915

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

16  Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.

17  Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

See accompanying notes to financial statements.
51

The UBS Funds

Portfolio acronyms
BA  Canadian Bankers' Acceptance Rate

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

CDI  Certificate of Interbank Deposits

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

EURIBOR  Euro Interbank Offered Rate

FDIC  Federal Deposit Insurance Co.

GDP  Gross Domestic Product

GO  General Obligation

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydown. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

JIBAR  Johannesburg Interbank Agreed Rate

LIBOR  London Interbank Offered Rate

OJSC  Open joint stock company

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Counterparty abbreviations

BB  Barclays Bank PLC

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

Currency type abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

GHS  Ghanaian Cedi

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

LKR  Sri Lankan Rupee

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

VND  Vietnamese Dong

ZAR  South African Rand

See accompanying notes to financial statements.
52

The UBS Funds

June 30, 2013 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2013 to June 30, 2013.

53

The UBS Funds

June 30, 2013 (unaudited)

		Beginning account value January 1, 2013	Ending account value June 30, 2013	Expenses paid during period* 01/01/13 – 06/30/13	Expense ratio during period
UBS Core Plus Bond Fund
Class A	Actual	$1,000.00	$974.40	$3.13	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.62	3.21	0.64
Class C	Actual	1,000.00	971.80	5.57	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class Y	Actual	1,000.00	975.50	1.91	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.86	1.96	0.39
UBS Emerging Markets Debt Fund
Class A	Actual	1,000.00	903.90	5.90	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class C	Actual	1,000.00	896.10	8.23	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.12	8.75	1.75
Class Y	Actual	1,000.00	904.30	4.72	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	1,015.90	4.75	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	1,014.60	7.24	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class Y	Actual	1,000.00	1,018.00	3.50	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

54

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55

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2013

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$32,496,092	$23,830,747
Affiliated issuers	6,713,410	671,558
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	800,921	—
Foreign currency, at cost	19,608	83,597
	$40,030,031	$24,585,902
Investments, at value:
Unaffiliated issuers	$32,352,187	$22,258,319
Affiliated issuers	6,689,630	671,558
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	800,921	—
Foreign currency, at value	19,073	82,647
Cash	—	38,723
Receivables:
Investment securities sold	4,458,487	—
Interest	184,938	469,048
Fund shares sold	31,246	—
Foreign tax reclaims	—	10,657
Due from advisor	7,038	19,613
Variation margin on swap agreements[2]	14,439	—
Deferred offering cost	—	7,309
Due from broker	28,069	36,593
Cash collateral for futures contracts	23,292	17,450
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	92,260	14,794
Unrealized appreciation on forward foreign currency contracts	60,666	69,003
Other assets	18,309	17,203
Total assets	44,780,555	23,712,917
Liabilities:
Payables:
Cash collateral from securities loaned	800,921	—
Investment securities purchased	8,511,332	277
Investment advisory and administration fee	—	—
Fund shares redeemed	14,005	—
Custody and fund accounting fees	8,516	12,148
Distribution and service fees	2,533	8
Trustees' fees	5,100	4,778
Due to custodian	2,539	—
Due to broker	—	—
Variation margin on futures contracts	32,300	35,154
Accrued expenses	77,377	63,696
Options written, at value[3]	21,806	26,090
Outstanding swap agreements, at value[2]	141,303	159,763
Unrealized depreciation on forward foreign currency contracts	63,088	124,769
Total liabilities	9,680,820	426,683
Net assets	$35,099,735	$23,286,234

1  The market value of securities loaned by UBS Core Plus Bond Fund as of June 30, 2013 was $1,079,667. In addition to the cash collateral noted above, UBS Core Plus Bond Fund received US Government Agency securities as collateral with a value of $303,621, which cannot be resold.

2  Net upfront payments received by UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund were $42,722, $145,513 and $9,296,729, respectively.

3  Premiums received by UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund were $22,607, $42,727 and $1,745,444, respectively.

56

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$72,656,972
Affiliated issuers	25,110,473
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—
Foreign currency, at cost	98,277
$97,865,722
Investments, at value:
Unaffiliated issuers	$73,337,283
Affiliated issuers	26,374,674
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—
Foreign currency, at value	96,112
Cash	—
Receivables:
Investment securities sold	411,490
Interest	779,683
Fund shares sold	1,075,513
Foreign tax reclaims	5,272
Due from advisor	—
Variation margin on swap agreements[2]	321,292
Deferred offering cost	—
Due from broker	103,356
Cash collateral for futures contracts	1,009,795
Cash collateral for swap agreements	848,000
Outstanding swap agreements, at value[2]	3,813,883
Unrealized appreciation on forward foreign currency contracts	329,275
Other assets	18,233
Total assets	108,523,861
Liabilities:
Payables:
Cash collateral from securities loaned	—
Investment securities purchased	2,126,398
Investment advisory and administration fee	22,286
Fund shares redeemed	247,172
Custody and fund accounting fees	14,778
Distribution and service fees	14,065
Trustees' fees	6,473
Due to custodian	1,139,994
Due to broker	—
Variation margin on futures contracts	185,071
Accrued expenses	112,254
Options written, at value[3]	1,872,463
Outstanding swap agreements, at value[2]	10,104,964
Unrealized depreciation on forward foreign currency contracts	617,721
Total liabilities	16,463,639
Net assets	$92,060,222

See accompanying notes to financial statements.
57

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2013

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Net assets consist of:
Beneficial interest	$69,267,928	$25,009,009
Accumulated undistributed (distributions in excess of) net investment income	505,618	(34,681)
Accumulated net realized gain (loss)	(34,443,173)	(34,262)
Net unrealized appreciation (depreciation)	(230,638)	(1,653,832)
Net assets	$35,099,735	$23,286,234
Class A:
Net assets	$6,950,766	$33,510
Shares outstanding	780,329	3,608
Net asset value and redemption proceeds per share	$8.91	$9.29
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.33	$9.73
Class C:
Net assets	$1,723,819	$93
Shares outstanding	194,230	10
Net asset value and offering price per share	$8.88	$9.31
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$8.81	$9.24
Class Y:
Net assets	$26,425,150	$23,252,631
Shares outstanding	2,971,513	2,500,010
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$8.89	$9.30

1  For Class A, the maximum sales charge is 4.50% for each Fund, Classes C and Y have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C, the maximum contingent deferred sales charge is 0.75% for each Fund. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

58

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Net assets consist of:
Beneficial interest	$91,920,268
Accumulated undistributed (distributions in excess of) net investment income	214,186
Accumulated net realized gain (loss)	(4,015,400)
Net unrealized appreciation (depreciation)	3,941,168
Net assets	$92,060,222
Class A:
Net assets	$47,140,414
Shares outstanding	4,821,302
Net asset value and redemption proceeds per share	$9.78
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.24
Class C:
Net assets	$8,807,995
Shares outstanding	902,030
Net asset value and offering price per share	$9.76
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.69
Class Y:
Net assets	$36,111,813
Shares outstanding	3,688,978
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.79

See accompanying notes to financial statements.
59

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2013

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund[2]
Investment income:
Interest and other	$937,196	$1,424,845
Affiliated interest	8,574	3,508
Securities lending[1]	860	—
Foreign tax withheld	—	(14,773)
Total income	946,630	1,413,580
Expenses:
Advisory and administration	224,619	200,134
Distribution and service:
Class A	15,575	33
Class C	15,106	1
Transfer agency and related service fees:
Class A	8,661	4,352
Class C	1,678	2,317
Class Y	6,368	2,333
Custodian and fund accounting	52,206	59,186
Federal and state registration	40,760	312
Professional services	95,106	96,237
Shareholder reports	14,479	4,538
Trustees	19,363	16,580
Interest expense	—	—
Amortization of offering costs	—	108,677
Other	15,803	20,236
Total expenses	509,724	514,936
Fee waivers and/or expense reimbursements by Advisor	(326,675)	(272,523)
Net expenses	183,049	242,413
Net investment income	763,581	1,171,167
Net realized gain (loss) on:
Investments in unaffiliated issuers	384,303	339,288
Investments in affiliated issuers	17,039	—
Futures contracts	(66,448)	(41,705)
Options written	6,913	(42,009)
Swap agreements	82,400	(1,796)
Forward foreign currency contracts	101,631	31,616
Foreign currency transactions	101	27,486
Net realized gain (loss)	525,939	312,880
Change in net unrealized appreciation/depreciation on:
Investments	(1,030,209)	(1,572,428)
Futures contracts	(16,410)	(35,154)
Options written	110	16,637
Swap agreements	(27,535)	544
Forward foreign currency contracts	5,664	(55,766)
Translation of other assets and liabilities denominated in foreign currency	57	(7,665)
Change in net unrealized appreciation/depreciation	(1,068,323)	(1,653,832)
Net realized and unrealized gain (loss)	(542,384)	(1,340,952)
Net increase (decrease) in net assets resulting from operations	$221,197	$(169,785)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $62 for UBS Core Plus Bond Fund.

2  For the period July 23, 2012 (commencement of operations) to June 30, 2013.

60

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Investment income:
Interest and other	$3,160,307
Affiliated interest	8,915
Securities lending[1]	—
Foreign tax withheld	(2,227)
Total income	3,166,995
Expenses:
Advisory and administration	608,175
Distribution and service:
Class A	91,344
Class C	52,273
Transfer agency and related service fees:
Class A	14,803
Class C	3,076
Class Y	122
Custodian and fund accounting	87,799
Federal and state registration	36,683
Professional services	125,707
Shareholder reports	40,742
Trustees	24,094
Interest expense	166
Amortization of offering costs	—
Other	21,924
Total expenses	1,106,908
Fee waivers and/or expense reimbursements by Advisor	(375,626)
Net expenses	731,282
Net investment income	2,435,713
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,349,064)
Investments in affiliated issuers	261,312
Futures contracts	1,412,657
Options written	1,271,979
Swap agreements	(2,470,808)
Forward foreign currency contracts	860,411
Foreign currency transactions	(18,112)
Net realized gain (loss)	(3,031,625)
Change in net unrealized appreciation/depreciation on:
Investments	(258,757)
Futures contracts	(245,205)
Options written	687,037
Swap agreements	3,728,088
Forward foreign currency contracts	(115,718)
Translation of other assets and liabilities denominated in foreign currency	4,710
Change in net unrealized appreciation/depreciation	3,800,155
Net realized and unrealized gain (loss)	768,530
Net increase (decrease) in net assets resulting from operations	$3,204,243

See accompanying notes to financial statements.
61

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Core Plus Bond Fund		UBS Emerging Markets Debt Fund
	Year ended June 30, 2013	Year ended June 30, 2012	Period ended June 30, 2013[1]
Operations:
Net investment income	$763,581	$1,017,200	$1,171,167
Net realized gain (loss)	525,939	1,924,794	312,880
Change in net unrealized appreciation/depreciation	(1,068,323)	202,578	(1,653,832)
Net increase (decrease) in net assets from operations	221,197	3,144,572	(169,785)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(151,841)	(198,237)	(576)
Return of capital	—	—	—
Net realized gain	—	—	(1)
Total Class A dividends and distributions	(151,841)	(198,237)	(577)
Class B:*
Net investment income	—	(623)	—
Class C:
Net investment income	(40,360)	(45,183)	(4)
Return of capital	—	—	—
Net realized gain	—	—	(1)
Total Class C dividends and distributions	(40,360)	(45,183)	(5)
Class Y:
Net investment income	(845,766)	(918,994)	(1,387,506)
Return of capital	—	—	—
Net realized gain	—	—	(193,501)
Total Class Y dividends and distributions	(845,766)	(918,994)	(1,581,007)
Decrease in net assets from dividends and distributions	(1,037,967)	(1,163,037)	(1,581,589)
Beneficial interest transactions:
Proceeds from shares sold	6,067,870	8,607,225	25,037,036
Shares issued on reinvestment of dividends and distributions	962,122	1,060,548	572
Cost of shares redeemed	(14,408,311)	(7,633,032)	—
Redemption fees	631	4,486	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(7,377,688)	2,039,227	25,037,608
Increase (decrease) in net assets	(8,194,458)	4,020,762	23,286,234
Net assets, beginning of period	43,294,193	39,273,431	—
Net assets, end of period	$35,099,735	$43,294,193	$23,286,234
Accumulated undistributed (distributions in excess of) net investment income	$505,618	$509,606	$(34,681)

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same fund. UBS Fixed Income Opportunities Fund did not offer Class B shares.

1  For the period July 23, 2012 (commencement of operations) to June 30, 2013.

62

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund
	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income	$2,435,713	$3,259,745
Net realized gain (loss)	(3,031,625)	(2,666,508)
Change in net unrealized appreciation/depreciation	3,800,155	1,997,730
Net increase (decrease) in net assets from operations	3,204,243	2,590,967
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(772,176)	(1,685,265)
Return of capital	(345,784)	—
Net realized gain	—	(1,313,363)
Total Class A dividends and distributions	(1,117,960)	(2,998,628)
Class B:*
Net investment income	—	—
Class C:
Net investment income	(113,518)	(210,589)
Return of capital	(63,792)	—
Net realized gain	—	(182,288)
Total Class C dividends and distributions	(177,310)	(392,877)
Class Y:
Net investment income	(1,074,527)	(965,721)
Return of capital	(271,348)	—
Net realized gain	—	(639,174)
Total Class Y dividends and distributions	(1,345,875)	(1,604,895)
Decrease in net assets from dividends and distributions	(2,641,145)	(4,996,400)
Beneficial interest transactions:
Proceeds from shares sold	47,534,097	11,143,445
Shares issued on reinvestment of dividends and distributions	1,281,575	2,999,441
Cost of shares redeemed	(27,919,018)	(42,098,688)
Redemption fees	1,524	6,588
Net increase (decrease) in net assets resulting from beneficial interest transactions	20,898,178	(27,949,214)
Increase (decrease) in net assets	21,461,276	(30,354,647)
Net assets, beginning of period	70,598,946	100,953,593
Net assets, end of period	$92,060,222	$70,598,946
Accumulated undistributed (distributions in excess of) net investment income	$214,186	$(470,514)

See accompanying notes to financial statements.
63

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.13	$8.70	$8.69	$8.17	$9.13
Income (loss) from investment operations:
Net investment income[1]	0.16	0.20	0.24	0.28	0.23
Net realized and unrealized gain (loss)	(0.15)	0.46	0.18	0.73	(0.56)
Total income (loss) from investment operations	0.01	0.66	0.42	1.01	(0.33)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Less dividends/distributions:
From net investment income	(0.23)	(0.23)	(0.41)	(0.49)	(0.64)
Net asset value, end of year	$8.91	$9.13	$8.70	$8.69	$8.17
Total investment return[2]	0.06%	7.64%	5.00%	12.72%	(3.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.58%	1.45%	1.45%	1.39%	1.27%
Expenses after fee waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.64%	0.85%
Net investment income	1.77%	2.18%	2.76%	3.30%	2.71%
Supplemental data:
Net assets, end of year (000's)	$6,951	$7,606	$5,996	$8,956	$9,128
Portfolio turnover rate	374%	509%	400%	283%	247%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.11	$8.69	$8.68	$8.16	$9.13
Income (loss) from investment operations:
Net investment income[1]	0.19	0.22	0.26	0.30	0.24
Net realized and unrealized gain (loss)	(0.16)	0.45	0.19	0.74	(0.55)
Total income (loss) from investment operations	0.03	0.67	0.45	1.04	(0.31)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	—
Less dividends/distributions:
From net investment income	(0.25)	(0.25)	(0.44)	(0.52)	(0.66)
Net asset value, end of year	$8.89	$9.11	$8.69	$8.68	$8.16
Total investment return[2]	0.31%	7.80%	5.26%	13.02%	(3.15)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.20%	1.12%	1.12%	1.09%	0.96%
Expenses after fee waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.39%	0.60%
Net investment income	2.04%	2.44%	3.02%	3.53%	2.88%
Supplemental data:
Net assets, end of year (000's)	$26,425	$33,501	$31,047	$34,659	$55,149
Portfolio turnover rate	374%	509%	400%	283%	247%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

64

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.10	$8.68	$8.66	$8.15	$9.12
Income (loss) from investment operations:
Net investment income[1]	0.12	0.15	0.20	0.24	0.19
Net realized and unrealized gain (loss)	(0.16)	0.45	0.19	0.72	(0.57)
Total income (loss) from investment operations	(0.04)	0.60	0.39	0.96	(0.38)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Less dividends/distributions:
From net investment income	(0.18)	(0.18)	(0.37)	(0.45)	(0.60)
Net asset value, end of year	$8.88	$9.10	$8.68	$8.66	$8.15
Total investment return[2]	(0.55)%	7.01%	4.60%	12.06%	(3.76)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.02%	1.91%	1.92%	1.86%	1.76%
Expenses after fee waivers and/or expense reimbursement	1.14%	1.14%	1.14%	1.14%	1.35%
Net investment income	1.29%	1.70%	2.27%	2.80%	2.35%
Supplemental data:
Net assets, end of year (000's)	$1,724	$2,187	$2,175	$2,628	$2,574
Portfolio turnover rate	374%	509%	400%	283%	247%

See accompanying notes to financial statements.
65

UBS Emerging Markets Debt Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A	Class C	Class Y
	For the period ended June 30, 2013[3]	For the period ended June 30, 2013[3]	For the period ended June 30, 2013[3]
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.39	0.27	0.47
Net realized and unrealized (loss)	(0.52)	(0.52)	(0.54)
Total loss from investment operations	(0.13)	(0.25)	(0.07)
Less dividends/distributions:
From net investment income	(0.50)	(0.36)	(0.55)
From net realized gains	(0.08)	(0.08)	(0.08)
Total dividends/distributions	(0.58)	(0.44)	(0.63)
Net asset value, end of period	$9.29	$9.31	$9.30
Total investment return[2]	(1.78)%	(2.85)%	(1.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	36.21%[4]	2,391.59%[4]	2.10%[4]
Expenses after fee waivers and/or expense reimbursement	1.25%[4]	1.75%[4]	1.00%[4]
Net investment income	4.08%[4]	2.78%[4]	4.83%[4]
Supplemental data:
Net assets, end of period (000's)	$34	$ —[5]	$23,253
Portfolio turnover rate	41%	41%	41%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period July 23, 2012 (commencement of operations) through June 30, 2013.

4  Annualized.

5  Amount rounds to less than $1,000.

See accompanying notes to financial statements.
66

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67

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,		For the period ended
	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.66	$9.93	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.28	0.37	0.21
Net realized and unrealized gain (loss)	0.13	(0.05)	(0.15)
Total income from investment operations	0.41	0.32	0.06
Redemption fees	0.00[4]	0.00[4]	0.02
Less dividends/distributions:
From net investment income	(0.22)	(0.34)	(0.05)
From return of capital	(0.07)	—	(0.10)
From net realized gains	—	(0.25)	—
Total dividends/distributions	(0.29)	(0.59)	(0.15)
Net asset value, end of period	$9.78	$9.66	$9.93
Total investment return[2]	4.15%	3.33%	0.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.42%	1.42%	1.39%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%[5]
Net investment income	2.84%	3.80%	3.53%[5]
Supplemental data:
Net assets, end of period (000's)	$47,140	$37,935	$67,314
Portfolio turnover rate	60%	63%	48%

	Class Y
	Year ended June 30,		For the period ended
	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.30	0.40	0.23
Net realized and unrealized gain (loss)	0.13	(0.05)	(0.13)
Total income from investment operations	0.43	0.35	0.10
Redemption fees	0.00[4]	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.24)	(0.37)	(0.06)
From return of capital	(0.07)	—	(0.10)
From net realized gains	—	(0.25)	—
Total dividends/distributions	(0.31)	(0.62)	(0.16)
Net asset value, end of period	$9.79	$9.67	$9.94
Total investment return[2]	4.50%	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.13%	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%	0.70%[5]
Net investment income	3.06%	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$36,112	$26,145	$25,523
Portfolio turnover rate	60%	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

68

UBS Fixed Income Opportunities Fund

Financial highlights

	Class C
	Year ended June 30,		For the period ended
	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.65	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.23	0.32	0.18
Net realized and unrealized gain (loss)	0.12	(0.05)	(0.14)
Total income from investment operations	0.35	0.27	0.04
Redemption fees	0.00[4]	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	(0.17)	(0.29)	(0.02)
From return of capital	(0.07)	—	(0.10)
From net realized gains	—	(0.25)	—
Total dividends/distributions	(0.24)	(0.54)	(0.12)
Net asset value, end of period	$9.76	$9.65	$9.92
Total investment return[2]	3.65%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.92%	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	1.45%	1.45%	1.45%[5]
Net investment income	2.34%	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$8,808	$6,519	$8,116
Portfolio turnover rate	60%	63%	48%

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
69

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund, and UBS Fixed Income Opportunities Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for the differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available

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The UBS Funds

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prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

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The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds' financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of

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derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2013, except for written options and forward foreign currency contracts for UBS Emerging Markets Debt Fund for which the average volume during the year was lower than at year end.

Disclosure of derivatives by underlying risk as of and for the period ended June 30, 2013 is as follows:

Asset derivatives

	Interest rate risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$60,666	$60,666
Futures contracts[2]	10,557	—	10,557
Options purchased[1]	63,844	—	63,844
Swap agreements[1]	92,260	—	92,260
Total value	$166,661	$60,666	$227,327

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$(63,088)	$(63,088)
Futures contracts[2]	(42,895)	—	—	(42,895)
Options written[1]	(21,806)	—	—	(21,806)
Swap agreements[1,2]	(92,711)	(51,655)	—	(144,366)
Total value	$(157,412)	$(51,655)	$(63,088)	$(272,155)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

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The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$101,631	$101,631
Futures contracts	(66,448)	—	—	(66,448)
Options purchased[2]	(34,765)	—	—	(34,765)
Options written	(6,587)	13,500	—	6,913
Swap agreements	27,584	54,816	—	82,400
Total net realized gain (loss)	$(80,216)	$68,316	$101,631	$89,731
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$5,664	$5,664
Futures contracts	(16,410)	—	—	(16,410)
Options purchased[2]	(1,747)	—	—	(1,747)
Options written	110	—	—	110
Swap agreements	1,552	(29,087)	—	(27,535)
Total change in net unrealized appreciation/depreciation	$(16,495)	$(29,087)	$5,664	$(39,918)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$69,003	$69,003
Options purchased[1]	—	40,518	40,518
Swap agreements[1]	1,752	13,042	14,794
Total value	$1,752	$122,563	$124,315

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$—	$(124,769)	$(124,769)
Futures contracts[2]	(35,154)	—	—	(35,154)
Options written[1]	—	—	(26,090)	(26,090)
Swap agreements[1]	(27,937)	(131,826)	—	(159,763)
Total value	$(63,091)	$(131,826)	$(150,859)	$(345,776)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

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The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended June 30, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund[a]
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$31,616	$31,616
Futures contracts	(41,705)	—	—	(41,705)
Options purchased[2]	—	—	5,595	5,595
Options written	—	—	(42,009)	(42,009)
Swap agreements	17,990	(24,828)	5,042	(1,796)
Total net realized gain (loss)	$(23,715)	$(24,828)	$244	$(48,299)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(55,766)	$(55,766)
Futures contracts	(35,154)	—	—	(35,154)
Options purchased[2]	—	—	(49,482)	(49,482)
Options written	—	—	16,637	16,637
Swap agreements	(27,937)	15,439	13,042	544
Total change in net unrealized appreciation/depreciation	$(63,091)	$15,439	$(75,569)	$(123,221)

a  Fund commenced operations on July 23, 2012.

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$329,275	$329,275
Futures contracts[2]	243,697	—	—	243,697
Options purchased[1]	4,785,559	—	—	4,785,559
Swap agreements[1,2]	1,803,779	457,517	1,576,942	3,838,238
Total value	$6,833,035	$457,517	$1,906,217	$9,196,769

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

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The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$(617,721)	$(617,721)
Futures contracts[2]	(429,645)	—	—	(429,645)
Options written[1]	(1,753,693)	(118,770)	—	(1,872,463)
Swap agreements[1,2]	(6,712,042)	(1,917,185)	(1,545,167)	(10,174,394)
Total value	$(8,895,380)	$(2,035,955)	$(2,162,888)	$(13,094,223)

1  Statement of assets and liabilities location: Option written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

Activities in derivative instruments during the year ended June 30, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$860,411	$860,411
Futures contracts	1,412,657	—	—	1,412,657
Options purchased[2]	(5,744,274)	(519,969)	—	(6,264,243)
Options written	778,254	493,725	—	1,271,979
Swap agreements	(821,460)	(1,940,667)	291,319	(2,470,808)
Total net realized gain (loss)	$(4,374,823)	$(1,966,911)	$1,151,730	$(5,190,004)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(115,718)	$(115,718)
Futures contracts	(245,205)	—	—	(245,205)
Options purchased[2]	238,364	33,030	—	271,394
Options written	661,312	25,725	—	687,037
Swap agreements	4,542,828	(822,235)	7,495	3,728,088
Total change in net unrealized appreciation/depreciation	$5,197,299	$(763,480)	$(108,223)	$4,325,596

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

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The UBS Funds

Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount

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Notes to financial statements

owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations.

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The UBS Funds

Notes to financial statements

The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby

79

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Notes to financial statements

reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current

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The UBS Funds

Notes to financial statements

value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income monthly except UBS Fixed Income Opportunities Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended June 30, 2013, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Core Plus Bond Fund	0.500%	0.475%	0.450%	0.425%	0.400%
UBS Emerging Markets Debt Fund	0.750	0.750	0.750	0.750	0.750
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650

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The UBS Funds

Notes to financial statements

For UBS Core Plus Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each Fund as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2013, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Core Plus Bond Fund	0.64%	1.14%	0.39%	$(9,243)	$195,319	$326,675
UBS Emerging Markets Debt Fund	1.25	1.75	1.00	(21,194)	181,842	272,523
UBS Fixed Income Opportunities Fund	0.95	1.45	0.70	16,834	545,271	375,626

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the year ended June 30, 2013 are subject to repayment through June 30, 2016. At June 30, 2013 the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016
UBS Core Plus Bond Fund—Class A	$193,418	$70,796	$63,846	$58,776
UBS Core Plus Bond Fund—Class C	53,243	18,459	17,126	17,658
UBS Core Plus Bond Fund—Class Y	735,137	243,234	241,662	250,241
UBS Emerging Markets Debt Fund—Class A	4,525	—	—	4,525
UBS Emerging Markets Debt Fund—Class C	2,316	—	—	2,316
UBS Emerging Markets Debt Fund—Class Y	265,682	—	—	265,682
UBS Fixed Income Opportunities Fund—Class A	513,660	99,909	242,230	171,521
UBS Fixed Income Opportunities Fund—Class C	82,955	15,057	35,078	32,820
UBS Fixed Income Opportunities Fund—Class Y	373,778	89,544	112,949	171,285

82

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2013, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Core Plus Bond Fund	$2,205	$29,300
UBS Emerging Markets Debt Fund	1,581	18,292
UBS Fixed Income Opportunities Fund	5,452	62,904

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2013 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at June 30, 2013 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2013 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Core Plus Bond Fund	0.25%	0.75%
UBS Emerging Markets Debt Fund	0.25	0.75
UBS Fixed Income Opportunities Fund	0.25	0.75

83

The UBS Funds

Notes to financial statements

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At June 30, 2013, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2013, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Core Plus Bond Fund—Class A	$1,452	$566
UBS Core Plus Bond Fund—Class C	1,081	—
UBS Emerging Markets Debt Fund—Class A	8	—
UBS Emerging Markets Debt Fund—Class C	—	—
UBS Fixed Income Opportunities Fund—Class A	9,037	40,741
UBS Fixed Income Opportunities Fund—Class C	5,028	—

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Core Plus Bond Fund	$2,133
UBS Emerging Markets Debt Fund	19
UBS Fixed Income Opportunities Fund	10,351

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments.

84

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For the year ended June 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$91,556,708	$91,435,782
UBS Emerging Markets Debt Fund	32,539,980	9,097,337
UBS Fixed Income Opportunities Fund	59,036,981	48,352,334

For the year ended June 30, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$50,024,551	$56,685,477
UBS Fixed Income Opportunities Fund	683,725	2,171,168

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 were as follows:

	2013				2012
Fund	Distributions paid from ordinary income	Return of capital	Distributions paid from net long-term capital gains	Total distributions paid	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Core Plus Bond Fund	$1,037,967	$—	$—	$1,037,967	$1,163,037	$—	$1,163,037
UBS Emerging Markets Debt Fund	1,491,519	—	90,070	1,581,589	—	—	—
UBS Fixed Income Opportunities Fund	1,960,221	680,924	—	2,641,145	3,379,450	1,616,950	4,996,400

At June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Core Plus Bond Fund	$454,283	$(34,464,915)	$(129,595)	$(34,140,227)
UBS Emerging Markets Debt Fund	128,089	(193,443)	(1,582,802)	(1,648,156)
UBS Fixed Income Opportunities Fund	—	(4,205,128)	373,423	(3,831,705)
85

The UBS Funds

Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2013 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Core Plus Bond Fund	$270,398	$(300,429)	$30,031
UBS Emerging Markets Debt Fund	182,238	(153,639)	(28,599)
UBS Fixed Income Opportunities Fund	209,208	1,081,280	(1,290,488)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the following Funds had post-enactment net capital losses incurred that will be carried forward indefinitely as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Fixed Income Opportunities Fund	$2,572,344	$141,296	$2,713,640

At June 30, 2013, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicted expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Core Plus Bond Fund	$2,127,033	$32,070,048

During the fiscal year ended June 30, 2013, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Core Plus Bond Fund	$387,500

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2013, the following Funds incurred, and elected to defer, losses of the following:

	Post October capital losses
Fund	Short-term	Long-term
UBS Core Plus Bond Fund	$258,798	$—
UBS Emerging Markets Debt Fund	77,388	43,467
UBS Fixed Income Opportunities Fund	1,245,189	—

86

The UBS Funds

Notes to financial statements

As of and during the year ended June 30, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2013 or since inception in the case of UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2013, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Fixed Income Opportunities Fund	$1,602,100	4	$166	0.93%

There were no borrowings outstanding from the Committed Credit Facility as of June 30, 2013.

9. Shares of beneficial interest

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	443,666	$4,104,420	15,484	$142,505	197,384	$1,820,945
Shares repurchased	(506,145)	(4,660,804)	(65,560)	(603,036)	(992,947)	(9,144,471)
Dividends reinvested	9,363	86,253	3,903	35,836	91,327	840,033
Redemption fees	—	96	—	33	—	502
Net decrease	(53,116)	$(470,035)	(46,173)	$(424,662)	(704,236)	$(6,482,991)

UBS Emerging Markets Debt Fund1

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,551	$36,836	10	$100	2,500,010	$25,000,100
Dividends reinvested	57	572	—	—	—	—
Net increase	3,608	$37,408	10	$100	2,500,010	$25,000,100

87

The UBS Funds

Notes to financial statements

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,547,355	$25,102,256	318,489	$3,131,840	1,964,234	$19,300,001
Shares repurchased	(1,708,570)	(16,738,448)	(105,668)	(1,037,700)	(1,037,810)	(10,142,870)
Dividends reinvested	57,234	560,256	13,836	135,287	59,810	586,032
Redemption fees	—	748	—	139	—	637
Net increase	896,019	$8,924,812	226,657	$2,229,566	986,234	$9,743,800

1  For the period July 23, 2012 (commencement of operations) to June 30, 2013.

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	387,706	$3,448,450	2,318	$20,761
Shares repurchased	(262,938)	(2,362,224)	(728)	(6,611)
Shares converted from Class B to Class A	7,995	72,104	(7,981)	(72,104)
Dividends reinvested	11,715	104,836	56	500
Redemption fees	—	227	—	—
Net increase (decrease)	144,478	$1,263,393	(6,335)	$(57,454)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	32,681	$291,778	532,569	$4,774,132
Shares repurchased	(47,661)	(426,493)	(530,580)	(4,765,600)
Dividends reinvested	4,674	41,719	102,090	913,493
Redemption fees	—	257	—	4,002
Net increase (decrease)	(10,306)	$(92,739)	104,079	$926,027

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,063,573	$10,401,582	61,603	$597,546	14,489	$144,317
Shares repurchased	(4,080,571)	(39,791,223)	(237,846)	(2,304,662)	(286)	(2,803)
Dividends reinvested	160,672	1,537,619	33,064	316,030	119,981	1,145,792
Redemption fees	—	5,568	—	1,002	—	18
Net increase (decrease)	(2,856,326)	$(27,846,454)	(143,179)	$(1,390,084)	134,184	$1,287,324

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund.

88

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund (three of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2013, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund at June 30, 2013, and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2013

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The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

90

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 13 and 14, 2013 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Multi-Asset Income Fund, UBS International Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 7, 2013, June 13, 2013 and June 14, 2013, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

91

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS U.S. Small Cap Growth Fund and UBS Fixed Income Opportunities Fund each had appeared in one of the top three performance quintiles for the one-year performance period. In addition, the Board noted that the UBS Multi-Asset Income Fund appeared in the second quintile for the period since its inception. At the Board's request, the Advisor further addressed the performance data for the UBS International Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Defensive Equity Fund and UBS Core Plus Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS International Equity Fund, the Advisor discussed the factors that had affected the performance of the Fund over the past year. The Advisor stated that stock selection and the underperformance of the Fund's growth sleeve were the primary reasons for the Fund's underperformance compared to its peer universe. The Advisor discussed the Fund's stock selection process and discussed changes to the Fund's strategy that the Advisor was going to propose to the Board. The Advisor stated that it believed that the proposed strategy changes will provide the Fund with a more marketable investment strategy in the future.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Equity Long-Short Multi-Strategy Fund during the one-year performance period. The Advisor noted that strategy changes had been implemented for the Fund in October 2012. The Advisor stated that since the transition to the new strategy, the Fund has experienced improved performance. The Advisor reported that the year-to-date performance of the Fund, as of March 31, 2013, placed the Fund in the highest quintile of its Lipper category.

With respect to the performance of the UBS U.S. Large Cap Equity Fund and UBS U.S. Equity Opportunity Fund, the Advisor noted that each Fund had a positive return but also noted that each Fund underperformed relative to its peer universe. The Advisor explained that each Fund's relative underperformance as compared to its peers was due to the stock selection. The Advisor noted recent changes that were made that management believed would positively impact performance going forward including improvements to the investment process, changes in senior stock analysts and the employment of a new head of US Equity and Research.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that stock selection was the primary reason for the Fund's underperformance as compared to its peer universe. In addition to noting the recent changes made with respect to the equity team and enhancements to the investment process, the Advisor also noted that in the beginning of 2013, the Advisor had implemented, after Board approval, an options overlay strategy for the Fund. The Advisor stated that it believed that the changes to the equity team and investment process, as well as the enhancements to the Fund's strategy, would provide improved performance for the Fund.

The Advisor next addressed the relative underperformance of the UBS Core Plus Bond Fund with respect to the Fund's peers. The Fund's weaker relative performance as compared to its peer universe was mostly attributable to

92

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

the Fund's more limited exposure to high yield and emerging market sectors, which were high performing asset classes during the period. The Advisor also noted that although the Fund underperformed as compared to its peers, the Fund outperformed its benchmark index during the period.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Multi-Asset Income Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, and UBS Core Plus Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first discussed the management fee of the UBS Global Allocation Fund. It was noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not significantly higher than its Lipper expense group median and the Fund's actual total expenses were lower than the median of its Lipper expense group.

The Board next considered that the management fee of the UBS Multi-Asset Income Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the first quintile of the Lipper expense group. The Board also considered that the UBS Multi-Asset Income Fund's total expenses were lower than the median of the Fund's expense group.

The Board then discussed the management fee of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were each at the median of the Fund's Lipper expense group.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was slightly higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses compared more favorably to its peers.

93

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, noted that the UBS Core Plus Bond Fund's actual management fee and total expenses were the lowest of the Fund's peers, each appearing in the first quintile of the Fund's Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

94

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

95

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 55 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 69 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

96

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 60 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 77 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 78 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

97

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 62 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and a member of the Audit and Investment and Finance Commitee of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:
Shawn Lytle; 43*[2]	Trustee	Since 2011

Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

				Mr. Lytle is a director or trustee of three investment companies (consisting of 34 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

98

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 49	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

99

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 55	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joseph McGill*; 51	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

100

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*, 29	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM. Ms. Yu is a vice president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

101

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2013, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

Fund	Long-term capital gains	Foreign tax credit
UBS Emerging Markets Debt Fund	$90,070	$14,629

For the year ended June 30, 2013, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Fund	Direct US Treasury obligations
UBS Core Plus Bond Fund	7.41%

102

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1197

UBS Equity
Funds

June 30, 2013

The UBS Funds—Equities

Annual Report

President's letter	1
Market commentary	3
Equity Funds
UBS Equity Long-Short Multi-Strategy Fund (formerly, UBS Market Neutral Multi-Strategy Fund)	4
UBS International Equity Fund	19
UBS U.S. Defensive Equity Fund (formerly, UBS U.S. Equity Alpha Fund)	30
UBS U.S. Equity Opportunity Fund	42
UBS U.S. Large Cap Equity Fund	51
UBS U.S. Small Cap Growth Fund	60
Explanation of expense disclosure	71
Statement of assets and liabilities	74
Statement of operations	78
Statement of changes in net assets	80
Statement of cash flows	84
Financial highlights	86
Notes to financial statements	98
Report of independent registered public accounting firm	117
General information	118
Board approval of investment advisory agreements	119
Trustee and officer information	124
Federal tax information	130

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President's letter

August 15, 2013

Dear Shareholder,

When I last wrote to you, in February, I noted that we were beginning to see signs of investors looking to transition some of their assets from traditional fixed income and cash back into risk assets. As the last few months have partly been characterized by increasing investor concern about the commitment of the Federal Reserve Board to its quantitative easing program, the rotation out of fixed income, to a large degree, has not yet occurred. Complicating the decision making process for investors are the inherent behavioral challenges of market timing and whether or not to act now, given the relatively strong year-to-date results for large and small US company stocks and developed international equity markets, while fixed income markets are generally in negative territory.

At UBS Global Asset Management, we have always emphasized the importance of developing an appropriate investment plan and seeing it through. For individual investors, this task has never been easy, and the shift in the dynamics we face going forward requires that investors re-examine how they construct portfolios to meet their long-term goals. A good example, and one worth highlighting, is the current and likely unsustainable low interest rate environment. As a result, regulators, such as the Financial Industry Regulatory Authority, have mandated greater disclosure of the risks associated with investing in fixed income securities. They want investors to understand that as bond yields rise, bond prices fall. They also want investors to know that slower changes in rates could have less impact, while faster increases would likely mean more dramatic changes in the value of investors' bond portfolios. Consequently, the role of fixed income as a core holding could play a dramatically different role in portfolios, and investors, advisors and consultants are all adapting their approaches to deal with the reality of this dynamic shift.

UBS Global Asset Management remains committed to providing you with an array of flexible, outcome-oriented investment solutions that we believe can dial down the risk and correlations to traditional fixed income and equities, in the pursuit of income and growth. We have remained ahead of these issues, as over the last few years, we have enhanced and refined our mutual fund lineup to meet your evolving investment needs. For example, April marked the one-year anniversary of the launching of UBS Multi-Asset Income Fund, which is designed to provide risk-managed income while focusing on minimizing capital risk in the current interest rate environment. UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that relies less on favorable market conditions and focuses more on loss limitation. UBS Fixed Income Opportunities Fund looks to generate returns via a strategy that is designed to have lower correlation to the broader equity and fixed income markets and can play an important complementary role in an investor's overall fixed income allocation. These funds complement our overall offering of funds that are designed to meet core and niche market exposure needs for portfolios across traditional equity and fixed income asset classes.

President's letter

Now is an important time to review your financial plan. It's important to have a plan that considers the market environment ahead and, as always, to do your best to stick with it. UBS Global Asset Management is well-resourced to play an active role, by providing solutions and guidance, as investors and their advisors seek to outsource the complexities they face in achieving their investment needs. I hope you continue to leverage our talent, resources and our 30-year heritage of navigating markets globally and trust us to see your plan through.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

The markets in review

Moderating global growth

While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. The Commerce Department reported that gross domestic product ("GDP") growth was 2.8% during the third quarter of 2012 and decelerated to 0.1% in the fourth quarter. However, the economy regained some traction, as GDP grew 1.1% during the first three months of 2013. The Commerce Department's initial estimate for second quarter 2013 GDP growth was 1.7%.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. Looking back, at its final meeting of the year, in December 2012, the Fed said it would continue buying $40 billion a month of agency mortgage-backed securities ("MBS") and purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "...as long as the unemployment rate remains above 6.5%," provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the Fed's meeting in June, Fed Chairman Ben Bernanke said "...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear." This statement triggered increased volatility throughout the global financial markets.

Economic growth in countries outside the US often decelerated or remained in recession during the reporting period. In its July 2013 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund ("IMF") projected that global growth would be 3.1% in 2013, lower than its previous forecast of a 3.3% expansion. From a regional perspective, the IMF anticipated 2013 growth in the eurozone would contract 0.6%. While growth in emerging market countries is expected to remain higher than that in their developed country counterparts, the IMF also trimmed its forecast for most emerging market countries.

Most equity markets post strong results

Despite periods of heightened volatility and a late setback, developed market equities produced very strong results during the reporting period. In the US, continued positive economic growth, overall solid corporate profits and largely robust demand supported the market. While equities initially sold off after the Fed's comments about tapering its asset purchase program, this was not enough to offset their earlier gains. All told, the US stock market, as measured by the S&P 500 Index,2 gained 20.60% for the 12 months ended June 30, 2013. International equity markets were also impacted by the Fed's policy shift, as well as the ongoing European sovereign debt crisis and geopolitical issues. While international developed equities fell sharply in May and June, they returned 18.62% during the 12-month period, as measure by the MSCI EAFE Index (net).3 Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 returned 2.87% over the same time period. This relatively weak performance was due to a variety of factors, including fears of a "hard landing" for China's economy, falling commodity prices and rising US interest rates.

1  Based on the Commerce Department's most recent estimate announced on July 31, 2013, after the Funds' reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks from different countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS Equity Long-Short Multi-Strategy Fund (previously UBS Market Neutral Multi-Strategy Fund) (the "Fund") returned 6.68% (Class A shares returned 0.80% after the deduction of the maximum sales charge), while Class Y shares returned 6.96%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.08% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Special Fund Update

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS Market Neutral Multi-Strategy Fund, which went into effect on September 5, 2012. Specifically:

•  The Fund's name changed from UBS Market Neutral Multi-Strategy Fund to UBS Equity Long-Short Multi-Strategy Fund.

•  The Fund's investment objective changed to reflect that the Fund seeks to preserve and grow capital with low correlation to the equity markets.

•  The Fund's investment strategy changed to reflect its shift from a market neutral strategy to a directional long-short strategy that allows the Fund to vary net exposure to the equity markets.

The transition from the Fund's previous strategy to its new strategy occurred during the first two weeks of September 2012.

The Fund generated a positive return and outperformed the Index during the 12 months ended June 30, 2013. The Fund invested in a number of distinct investment "sleeves" during the reporting period: US fundamental (from June 30, 2012 to early September 2012), event-driven (from June 30, 2012 to early September 2012), European fundamental (from June 30, 2012 to early September 2012), US fundamental long-short (from early September 2012 to June 30, 2013) and equity opportunity long-short (from January 31, 2013 to June 30, 2013). The Fund's outperformance was mainly derived from its allocations to the equity opportunity long-short sleeve and the US fundamental long-short sleeve.

During the first three months of the reporting period, the various sleeves in which the Fund invests used derivative instruments for efficient portfolio and risk management purposes. The use of these derivatives during the three-month period was successful in helping the sleeves manage both their portfolios and risk. The Fund also successfully used currency forwards, another type of derivative instrument, to hedge its currency exposure. As a result of the strategy change, we closed all existing currency forward positions on September 19, 2012. From the date of addition of the equity opportunity long-short sleeve, the Fund also successfully used currency forwards to hedge its currency exposure. For current month-end performance figures, please visit http://globalam-us.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio performance summary1

What worked

•  The US fundamental long-short sleeve contributed to performance during the reporting period.

  – Every sector within the sleeve contributed to the Fund's results. Of particular note was the strong performance in the healthcare and industrials sectors.

  – At the stock level, the sleeve had strong contributions from Hertz Global Holding, a car rental firm, Micron Technology, a global semiconductor manufacturer, and Adobe Systems, a leading supplier of creative software tools.

•  The equity opportunity long-short sleeve was beneficial for performance.

  – The sleeve's long position added significant value, with the largest contribution coming from the healthcare sector. At the stock level, the top performers were long swap positions in GlaxoSmithKline, a UK pharmaceuticals company, and William Hill, a UK bookmaker.

  – The sleeve's short positions were also positive for performance. In particular, short positions in the financials and materials sectors were the most additive for results. Having a short position in African Bank Investment was positive for results, as its shares performed poorly. We closed our position in African Bank, as downside on the stock was limited after information following earnings disappointment was already factored in.

•  The event-driven sleeve modestly contributed to results during the first three months of the reporting period. The event-driven sleeve seeks to identify and capitalize on specific events, such as changes in major global equity indices. The main positive contributors were the index events during July 2012 in the Topix.

What didn't work

•  The European fundamental sleeve detracted from performance during the month of September. Short positions in the healthcare and insurance sectors detracted from results as their shares increased in value, more than offsetting the positive impact from several long positions in those sectors.

•  Several individual stock positions in the US fundamental long-short sleeve detracted from performance.

  – The sleeve's exposure to Apple, Inc. was a large detractor from the sleeve's results.

  – A short position in Hewlett Packard negatively impacted the sleeves, as its shares rallied sharply during the reporting period.

•  Within the equity opportunity long-short sleeve, the consumer discretionary sector was the most detrimental to results. The sleeve's short position in Italian automobile manufacturer Fiat was a negative, as its shares rallied sharply during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Equity Long-Short Multi-Strategy Fund

•  Falling gold prices, late in the reporting period, negatively impacted several of the Fund's equity positions. The Fund was exposed to the price of gold through a long position in Detour Gold, which experienced a significant decline in its share price.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Equity Long-Short Multi-Strategy Fund

Average annual total returns for periods ended 06/30/13 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	6.68%	0.22%
Class C3	6.03	(0.48)
Class Y4	6.96	0.48
After deducting maximum sales charge
Class A2	0.80%	(1.65)%
Class C3	5.03	(0.48)
Citigroup Three-Month US Treasury Bill Index[5]	0.08%	0.09%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—4.77% and 3.26%; Class C—5.43% and 4.01%; Class Y—4.26% and 3.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Due to the Fund's strategy change, the Fund has restated the "Dividend expense and security loan fees for securities sold short" and "Acquired fund fees and expenses", which are reflected in the annualized gross and net expense ratios above, based on the anticipated expenses for the new strategy. These "Dividend expense and security loan fees for securities sold short" and "Acquired fund fees and expenses" are based on estimates and may vary based on actual investments. The actual "Dividend expense and security loan fees for securities sold short" for the Fund's fiscal year ended June 30, 2012 were 2.50% for Class A shares, 2.55% for Class C shares and 2.58% for Class Y shares. The actual "Acquired fund fees and expenses" for the Fund's fiscal year ended June 30, 2012 were 0.04% for Class A shares, 0.04% for Class C shares and 0.04% for Class Y shares. The actual "Total annual fund operating expenses" for the Fund's fiscal year ended June 30, 2012 were 5.80% for Class A shares, 6.51% for Class C shares and 5.37% for Class Y shares. The actual "Total annual fund operating expenses after management fee waiver/ expense reimbursements" for the Fund's fiscal year ended June 30, 2012 were 4.29% for Class A shares, 5.08% for Class C shares and 4.12% for Class Y shares. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Equity Long-Short Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Equity Long-Short Multi-Strategy Fund Class A and Class Y shares versus the Citigroup Three-Month US Treasury Bill Index from June 30, 2010, which is the inception date of the two classes, through June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Top ten equity holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
Norfolk Southern Corp.	1.9%
Baxter International, Inc.	1.9
NextEra Energy, Inc.	1.8
Amazon.com, Inc.	1.7
PG&E Corp.	1.5
Apple, Inc.	1.4
US Bancorp	1.4
Morgan Stanley	1.3
NetApp, Inc.	1.3
Edison International	1.3
Total	15.5%

1  Only long positions are considered for top ten holdings.

UBS Equity Long-Short Multi-Strategy Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	2.66%
Air freight & logistics	0.58
Airlines	1.57
Auto components	0.82
Automobiles	0.52
Beverages	0.57
Biotechnology	4.76
Capital markets	1.56
Chemicals	1.52
Commercial banks	4.86
Commercial services & supplies	0.40
Communications equipment	0.57
Computers & peripherals	2.66
Diversified financial services	3.57
Diversified telecommunication services	0.36
Electric utilities	3.04
Electronic equipment, instruments & components	0.56
Energy equipment & services	2.32
Food & staples retailing	0.83
Food products	0.97
Health care equipment & supplies	1.89
Health care providers & services	2.07
Hotels, restaurants & leisure	1.54
Household products	0.69
Industrial conglomerates	1.07
Insurance	5.42
Internet & catalog retail	1.72
Internet software & services	0.84
IT services	2.70
Life sciences tools & services	0.83
Machinery	0.98
Media	3.37
Metals & mining	0.98
Multiline retail	0.51
Multi-utilities	1.47
Oil, gas & consumable fuels	1.34
Pharmaceuticals	7.33
Real estate investment trust (REIT)	1.55
Real estate management & development	2.17
Road & rail	3.09
Semiconductors & semiconductor equipment	5.75
Software	2.26
Textiles, apparel & luxury goods	1.15
Tobacco	0.64
Trading companies & distributors	0.34
Wireless telecommunication services	1.75
Total common stocks	88.15%
Preferred stock	0.49
Short-term investment	25.16
Total investments before investments sold short	113.80%
Investments sold short
Common stocks
Automobiles	(1.25)%
Biotechnology	(1.66)
Building products	(0.35)
Capital markets	(2.07)
Chemicals	(2.38)
Commercial banks	(3.30)
Commercial services & supplies	(2.53)
Communications equipment	(1.14)
Computers & peripherals	(2.02)
Construction & engineering	(0.25)
Construction materials	(0.58)
Consumer finance	(0.23)
Distributors	(0.39)
Diversified financial services	(0.53)
Diversified telecommunication services	(1.63)
Electric utilities	(2.89)
Electrical equipment	(1.21)
Energy equipment & services	(0.87)
Food & staples retailing	(0.28)
Gas utilities	(0.37)
Health care equipment & supplies	(3.09)
Health care providers & services	(1.45)
Hotels, restaurants & leisure	(1.38)
Independent power producers & energy traders	(0.32)
Industrial conglomerates	(0.51)
Insurance	(1.29)
IT services	(1.44)
Life sciences tools & services	(0.78)
Machinery	(3.05)
Media	(2.70)
Metals & mining	(2.31)
Multiline retail	(0.18)
Multi-utilities	(3.09)
Office electronics	(0.72)
Oil, gas & consumable fuels	(2.59)
Pharmaceuticals	(1.24)
Real estate investment trust (REIT)	(0.84)
Road & rail	(1.02)
Semiconductors & semiconductor equipment	(2.28)
Software	(1.34)
Specialty retail	(1.17)
Textiles, apparel & luxury goods	(0.18)
Trading companies & distributors	(1.46)
Transportation infrastructure	(1.26)
Water utilities	(0.46)
Wireless telecommunication services	(2.29)
Total common stocks	(64.37)%
Rights	(0.04)
Total investments sold short	(64.41)%
Total investments, net of investments sold short	49.39
Cash and other assets, less liabilities	50.61
Net assets	100.00%

1  Figures represent the direct investments of UBS Equity Long-Short Multi-Strategy Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment company and derivatives exposure was included.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 88.15%
Canada: 0.44%
Detour Gold Corp.*	3,500	$27,456
Valeant Pharmaceuticals International, Inc.*[1]	500	43,040
Total Canada common stocks		70,496
China: 0.36%
AIA Group Ltd.	13,800	58,449
Denmark: 0.75%
Pandora A/S	1,878	63,647
Topdanmark A/S*	2,229	56,794
Total Denmark common stocks		120,441
Finland: 0.40%
Sampo Oyj, Class A	1,642	63,991
France: 2.25%
AXA SA	4,180	82,131
Ingenico	1,372	91,436
Publicis Groupe SA	1,285	91,485
Safran SA	1,890	98,712
Total France common stocks		363,764
Germany: 5.35%
Allianz SE	374	54,645
Bayer AG	957	102,059
Brenntag AG	368	55,900
Continental AG	438	58,495
Deutsche Post AG	3,773	93,778
Deutsche Telekom AG	4,958	57,850
Deutsche Wohnen AG	6,353	107,874
Drillisch AG	4,889	81,774
Freenet AG*	3,170	69,238
Fresenius SE & Co. KGaA	652	80,378
TAG Immobilien AG	9,441	102,993
Total Germany common stocks		864,984
Ireland: 0.96%
Accenture PLC, Class A1	800	57,568
Paddy Power PLC	1,143	98,075
Total Ireland common stocks		155,643
Israel: 1.22%
Check Point Software Technologies Ltd.*[1]	2,800	139,104
Teva Pharmaceutical Industries Ltd. ADR	1,500	58,800
Total Israel common stocks		197,904
Japan: 4.23%
Bridgestone Corp.	2,200	74,975
Dena Co., Ltd.	2,500	49,103
	Shares	Value
Mitsui Fudosan Co., Ltd.	2,000	$58,822
ORIX Corp.	6,200	84,705
Seven & I Holdings Co., Ltd.	2,100	76,754
Sumitomo Mitsui Financial Group, Inc.	1,800	82,577
Sumitomo Realty & Development Co., Ltd.	2,000	79,754
Tokio Marine Holdings, Inc.	2,900	91,959
Toyota Motor Corp.	1,400	84,553
Total Japan common stocks		683,202
Netherlands: 1.79%
Heineken NV	1,447	92,197
Koninklijke Philips NV	1,800	49,073
NXP Semiconductor NV*[1]	4,800	148,704
Total Netherlands common stocks		289,974
Norway: 1.57%
Algeta ASA*	2,569	97,780
Norwegian Air Shuttle AS*	1,902	83,102
SpareBank 1 SMN	9,501	72,732
Total Norway common stocks		253,614
Philippines: 2.30%
Alliance Global Group, Inc.*	230,000	124,583
Ayala Corp.	6,775	90,961
Metro Pacific Investments Corp.	670,500	81,950
Security Bank Corp.	21,430	75,005
Total Philippines common stocks		372,499
Singapore: 0.72%
Avago Technologies Ltd.[1]	3,100	115,878
South Korea: 0.37%
Samsung Electronics Co., Ltd.	51	59,929
Spain: 0.52%
Grifols SA	2,270	83,324
Sweden: 2.14%
Investment AB Kinnevik, Class B	3,589	91,998
Nordea Bank AB	7,187	80,379
Skandinaviska Enskilda Banken AB, Class A	6,339	60,591
Svenska Cellulosa AB, Class B	4,474	112,282
Total Sweden common stocks		345,250
Switzerland: 3.56%
Nestle SA	1,195	78,376
Novartis AG	2,297	163,177
Roche Holding AG (Non-voting)	566	140,819
Syngenta AG	263	102,911
Zurich Insurance Group AG*	348	90,265
Total Switzerland common stocks		575,548

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Concluded)
United States: 59.22%
Acorda Therapeutics, Inc.*[1]	5,600	$184,744
Adobe Systems, Inc.*[1]	3,800	173,128
Allergan, Inc.[1]	630	53,071
Alliance Data Systems Corp.*[1]	600	108,618
Alnylam Pharmaceuticals, Inc.*[1]	1,900	58,919
Amazon.com, Inc.*[1]	1,000	277,690
American Campus Communities, Inc.[1]	900	36,594
American Capital Agency Corp.[1]	4,200	96,558
Apple, Inc.[1]	560	221,805
Atmel Corp.*[1]	15,600	114,660
Baker Hughes, Inc.[1]	2,700	124,551
Baxter International, Inc.[1]	4,400	304,788
Bio-Rad Laboratories, Inc., Class A*[1]	1,200	134,640
Boeing Co.[1]	700	71,708
Broadcom Corp., Class A1	2,400	81,024
Cardinal Health, Inc.[1]	1,500	70,800
Citigroup, Inc.[1]	3,740	179,408
Comcast Corp., Class A1	3,700	154,956
Commercial Metals Co.[1]	2,900	42,833
CVS Caremark Corp.[1]	1,000	57,180
Digital Realty Trust, Inc.[1]	1,900	115,900
Dow Chemical Co.[1]	4,400	141,548
Edison International[1]	4,300	207,088
EOG Resources, Inc.[1]	930	122,462
Epizyme, Inc.*	900	25,317
Fifth Third Bancorp[1]	1,900	34,295
Fiserv, Inc.*[1]	1,000	87,410
Freeport-McMoRan Copper & Gold, Inc.[1]	1,400	38,654
General Dynamics Corp.[1]	2,600	203,658
Gilead Sciences, Inc.*[1]	2,400	122,904
Google, Inc., Class A*[1]	100	88,037
Halliburton Co.[1]	2,100	87,612
Hertz Global Holdings, Inc.*[1]	7,800	193,440
Hess Corp.[1]	1,400	93,086
Hospira, Inc.*[1]	4,600	176,226
Illinois Tool Works, Inc.[1]	2,300	159,091
Impax Laboratories, Inc.*[1]	4,100	81,795
Ingredion, Inc.[1]	1,200	78,744
Invesco Ltd.[1]	1,200	38,160
Johnson & Johnson[1]	1,600	137,376
JPMorgan Chase & Co.[1]	900	47,511
Lam Research Corp.*[1]	900	39,906
Lexicon Pharmaceuticals, Inc.*[1]	24,600	53,382
Ligand Pharmaceuticals, Inc., Class B*[1]	3,800	142,196
Lincoln National Corp.[1]	3,500	127,645
Macy's, Inc.[1]	1,700	81,600
McDermott International, Inc.*[1]	4,300	35,174
Merck & Co., Inc.[1]	1,400	65,030
MetLife, Inc.[1]	2,700	123,552
Micron Technology, Inc.*[1]	14,400	206,352
	Shares	Value
Morgan Stanley[1]	8,700	$212,541
Motorola Solutions, Inc.[1]	1,600	92,368
NetApp, Inc.*[1]	5,500	207,790
News Corp., Class A1	2,000	65,200
NextEra Energy, Inc.[1]	3,500	285,180
NII Holdings, Inc.*[1]	19,800	132,066
Noble Corp.[1]	3,400	127,772
Norfolk Southern Corp.[1]	4,200	305,130
Perrigo Co. [1]	700	84,700
PG&E Corp.[1]	5,200	237,796
Philip Morris International, Inc.[1]	1,200	103,944
PNC Financial Services Group, Inc.[1]	500	36,460
Principal Financial Group, Inc.	2,200	82,390
Prudential Financial, Inc.[1]	600	43,818
Ralph Lauren Corp.[1]	700	121,618
Salix Pharmaceuticals Ltd.*[1]	1,200	79,380
ServiceSource International, Inc.*[1]	19,800	184,536
Skyworks Solutions, Inc.*[1]	7,400	161,986
Spirit Airlines, Inc.*[1]	5,400	171,558
Starbucks Corp.[1]	2,300	150,627
Steel Dynamics, Inc.[1]	3,200	47,712
SunTrust Banks, Inc.[1]	1,000	31,570
Symantec Corp.[1]	2,400	53,928
Time Warner, Inc.[1]	2,000	115,640
United Technologies Corp.[1]	600	55,764
UnitedHealth Group, Inc.[1]	2,800	183,344
US Bancorp[1]	6,100	220,515
Viacom, Inc., Class B1	1,700	115,685
Waste Management, Inc.[1]	1,600	64,528
Wells Fargo & Co.[1]	2,200	90,794
Total United States common stocks		9,569,166
Total common stocks (cost $12,759,063)		14,244,056
Preferred stock: 0.49%
Germany: 0.49%
Henkel AG & Co KGaA, Preference shares (cost $74,590)	842	79,185
Short-term investment: 25.16%
Investment company: 25.16%
UBS Cash Management Prime Relationship Fund[2] (cost $4,066,550)	4,066,550	4,066,550
Total investments before investments sold short: 113.80% (cost $16,900,203)		18,389,791

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Investments sold short: (64.41)%
Common stocks: (64.37)%
Austria: (1.65)%
Erste Group Bank AG	(2,122)	$(56,637)
Strabag SE	(1,071)	(22,166)
Verbund AG	(4,053)	(76,971)
Vienna Insurance Group AG Wiener Versicherung Gruppe	(1,156)	(53,695)
Wienerberger AG	(4,947)	(57,129)
Total Austria common stocks		(266,598)
Belgium: (0.47)%
Belgacom SA	(3,410)	(76,500)
Bermuda: (0.60)%
Frontline Ltd.	(19,930)	(35,763)
Marvell Technology Group Ltd.	(5,200)	(60,892)
Total Bermuda common stocks		(96,655)
Denmark: (0.58)%
William Demant Holding A/S	(1,144)	(94,613)
Finland: (1.74)%
Fortum Oyj	(4,780)	(89,595)
Konecranes Oyj	(2,818)	(80,367)
Nokia Oyj	(22,335)	(82,740)
Stockmann OYJ Abp, Class B	(1,953)	(28,853)
Total Finland common stocks		(281,555)
France: (1.78)%
Areva SA	(1,746)	(27,102)
Bourbon SA	(2,311)	(59,967)
Cie Generale de Geophysique-Veritas	(1,066)	(23,574)
GDF Suez	(2,645)	(51,798)
Peugeot SA	(4,447)	(36,612)
Vallourec SA	(1,739)	(87,996)
Total France common stocks		(287,049)
Germany: (5.52)%
Daimler AG	(978)	(59,176)
Deutsche Bank AG	(1,873)	(78,394)
E.ON SE	(4,824)	(79,180)
Fraport AG Frankfurt Airport Services Worldwide	(1,525)	(92,263)
H&R AG	(3,526)	(39,774)
Hamburger Hafen und Logistik AG	(5,176)	(110,762)
K+S AG NPV	(1,902)	(70,323)
Metro AG	(1,421)	(44,983)
Rhoen Klinikum AG	(3,363)	(77,568)
RWE AG	(1,776)	(56,684)
Salzgitter AG	(1,493)	(49,177)
	Shares	Value
SGL Carbon SE	(1,613)	$(51,303)
Siemens AG	(820)	(82,880)
Total Germany common stocks		(892,467)
Italy: (2.60)%
Banca Monte dei Paschi di Siena SpA	(200,283)	(50,836)
Enel SpA	(23,340)	(73,217)
Fiat SpA	(14,961)	(104,575)
Italcementi SpA	(14,600)	(93,310)
Saras SpA	(33,014)	(42,802)
Telecom Italia SpA	(80,840)	(56,190)
Total Italy common stocks		(420,930)
Luxembourg: (0.99)%
APERAM SA NPV	(5,497)	(59,703)
ArcelorMittal	(4,724)	(52,722)
Millicom International Cellular SA SDR	(652)	(46,969)
Total Luxembourg common stocks		(159,394)
Mexico: (0.56)%
America Movil SAB de CV ADR	(4,200)	(91,350)
Netherlands: (0.37)%
LyondellBasell Industries NV, Class A	(900)	(59,634)
Norway: (0.77)%
Norsk Hydro ASA	(17,926)	(71,534)
Tomra Systems ASA	(6,253)	(53,015)
Total Norway common stocks		(124,549)
Portugal: (0.26)%
Portugal Telecom SGPS SA	(10,840)	(42,189)
Spain: (1.91)%
Atresmedia Corp de Medios de Comunicaion SA	(6,174)	(48,701)
Banco Popular Espanol SA	(23,158)	(70,988)
Banco Santander SA	(8,133)	(51,894)
Fomento de Construcciones y Contratas SA	(1,819)	(16,955)
Iberdrola SA	(12,020)	(63,459)
Zardoya Otis SA	(3,978)	(56,388)
Total Spain common stocks		(308,385)
Sweden: (3.37)%
Modern Times Group AB, Class B	(2,189)	(93,291)
Ratos AB, Class B	(9,731)	(75,528)
Sandvik AB	(6,118)	(73,167)
SKF AB, Class B	(3,087)	(72,317)
SSAB AB, Class A	(8,661)	(51,699)
Tele2 AB, Class B	(3,035)	(35,640)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Sweden—(Concluded)
TeliaSonera AB	(13,747)	$(89,643)
Volvo AB, Class B	(3,929)	(52,613)
Total Sweden common stocks		(543,898)
Switzerland: (0.39)%
Tyco International Ltd.	(1,900)	(62,605)
United States: (40.81)%
Abaxis, Inc.	(1,000)	(47,510)
Abbott Laboratories	(1,100)	(38,368)
AbbVie, Inc.	(1,100)	(45,474)
Abercrombie & Fitch Co., Class A	(600)	(27,150)
ADT Corp.	(2,272)	(90,539)
Advanced Micro Devices, Inc.	(12,600)	(51,408)
AGCO Corp.	(1,400)	(70,266)
AK Steel Holding Corp.	(11,300)	(34,352)
Alcoa, Inc.	(7,100)	(55,522)
Alexion Pharmaceuticals, Inc.	(350)	(32,284)
Align Technology, Inc.	(900)	(33,336)
American Express Co.	(500)	(37,380)
American International Group, Inc.	(2,500)	(111,750)
Amgen, Inc.	(400)	(39,464)
Analog Devices, Inc.	(700)	(31,542)
Aqua America, Inc.	(2,400)	(75,096)
Associated Banc-Corp.	(3,400)	(52,870)
Bank of America Corp.	(6,600)	(84,876)
Bristol-Myers Squibb Co.	(1,500)	(67,035)
Calpine Corp.	(2,400)	(50,952)
Celgene Corp.	(600)	(70,146)
Cepheid, Inc.	(900)	(30,978)
Charles Schwab Corp.	(4,500)	(95,535)
Chevron Corp.	(400)	(47,336)
Choice Hotels International, Inc.	(700)	(27,783)
Cisco Systems, Inc.	(4,200)	(102,102)
Citrix Systems, Inc.	(800)	(48,264)
City National Corp.	(500)	(31,685)
Cognizant Technology Solutions Corp., Class A	(1,400)	(87,654)
ConocoPhillips	(2,100)	(127,050)
Consolidated Edison, Inc.	(2,600)	(151,606)
CSX Corp.	(3,900)	(90,441)
DexCom, Inc.	(2,100)	(47,145)
Diebold, Inc.	(1,700)	(57,273)
Discovery Communications, Inc., Class A	(300)	(23,163)
Douglas Emmett, Inc.	(1,000)	(24,950)
Ecolab, Inc.	(1,100)	(93,709)
Electronic Arts, Inc.	(2,500)	(57,425)
Endo Health Solutions, Inc.	(800)	(29,432)
Equity Residential	(500)	(29,030)
	Shares	Value
Exxon Mobil Corp.	(1,200)	$(108,420)
Fastenal Co.	(2,400)	(110,040)
Federal Realty Investment Trust	(200)	(20,736)
First Solar, Inc.	(1,200)	(53,676)
Fiserv, Inc.	(900)	(78,669)
Gannett Co., Inc.	(3,900)	(95,394)
Gap, Inc.	(2,100)	(87,633)
Genuine Parts Co.	(800)	(62,456)
Hartford Financial Services Group, Inc.	(1,400)	(43,288)
Hawaiian Electric Industries, Inc.	(1,700)	(43,027)
Healthcare Services Group, Inc.	(2,400)	(58,848)
Henry Schein, Inc.	(500)	(47,875)
Hewlett-Packard Co.	(5,300)	(131,440)
Humana, Inc.	(400)	(33,752)
Hyatt Hotels Corp., Class A	(2,200)	(88,792)
IDEXX Laboratories, Inc.	(750)	(67,335)
Integrys Energy Group, Inc.	(1,100)	(64,383)
Intel Corp.	(5,700)	(138,054)
International Business Machines Corp.	(350)	(66,888)
Kansas City Southern	(700)	(74,172)
Lamar Advertising Co., Class A	(2,900)	(125,860)
Lexmark International, Inc., Class A	(1,800)	(55,026)
MDU Resources Group, Inc.	(2,000)	(51,820)
Meridian Bioscience, Inc.	(2,000)	(43,000)
Mettler-Toledo International, Inc.	(460)	(92,552)
Northern Trust Corp.	(600)	(34,740)
Onyx Pharmaceuticals, Inc.	(500)	(43,410)
Owens & Minor, Inc.	(2,200)	(74,426)
Pepco Holdings, Inc.	(2,300)	(46,368)
Perrigo Co.	(500)	(60,500)
Pioneer Natural Resources Co.	(400)	(57,900)
Pitney Bowes, Inc.	(6,800)	(99,824)
Praxair, Inc.	(700)	(80,612)
Public Storage	(250)	(38,333)
QLogic Corp.	(8,800)	(84,128)
Questar Corp.	(2,500)	(59,625)
Red Hat, Inc.	(2,300)	(109,986)
Rockwell Automation, Inc.	(1,400)	(116,396)
SBA Communications Corp., Class A	(800)	(59,296)
Schlumberger Ltd.	(800)	(57,328)
Sigma-Aldrich Corp.	(500)	(40,180)
Signature Bank	(500)	(41,510)
Southern Co.	(1,700)	(75,021)
Starwood Hotels & Resorts Worldwide, Inc.	(1,700)	(107,423)
Stericycle, Inc.	(400)	(44,172)
STERIS Corp.	(850)	(36,448)
SVB Financial Group	(500)	(41,660)
T. Rowe Price Group, Inc.	(700)	(51,205)
Taubman Centers, Inc.	(300)	(22,545)
TCF Financial Corp.	(4,300)	(60,974)
TECO Energy, Inc.	(2,500)	(42,975)
Telephone & Data Systems, Inc.	(3,000)	(73,950)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Teradyne, Inc.	(1,800)	$(31,626)
Thermo Fisher Scientific, Inc.	(400)	(33,852)
TJX Cos., Inc.	(1,500)	(75,090)
Under Armour, Inc., Class A	(500)	(29,855)
United States Cellular Corp.	(1,700)	(62,373)
United Therapeutics Corp.	(800)	(52,656)
Walt Disney Co.	(800)	(50,520)
Wright Medical Group, Inc.	(2,300)	(60,283)
WW Grainger, Inc.	(500)	(126,090)
Xerox Corp.	(12,800)	(116,096)
Zimmer Holdings, Inc.	(400)	(29,976)
Zions Bancorporation	(2,500)	(72,200)
Total United States common stocks		(6,594,569)
Total common stocks (proceeds $9,945,706)		(10,402,940)
	Number of rights	Value
Rights*: (0.04)%
France: (0.04)%
Bourbon SA, expires 07/04/13 (proceeds $0)	(2,311)	$(5,997)
Total investments sold short (proceeds $9,945,706)		(10,408,937)
Total investments, net of investments sold short: 49.39%		7,980,854
Cash and other assets, less liabilities: 50.61%		8,178,856
Net assets: 100.00%		$16,159,710

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $17,014,918; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,830,892
Gross unrealized depreciation	(456,019)
Net unrealized appreciation of investments	$1,374,873

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 18.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	60,000	USD	79,090	07/22/13	$985
JPMCB	GBP	452,646	USD	692,346	07/22/13	3,992
JPMCB	JPY	68,795,000	USD	710,625	07/22/13	16,937
JPMCB	USD	693,747	EUR	530,000	07/22/13	(3,818)
JPMCB	USD	83,985	GBP	54,000	07/22/13	(1,865)
JPMCB	USD	36,874	JPY	3,500,000	07/22/13	(1,582)
Net unrealized appreciation on forward foreign currency contracts						$14,649

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2013

Portfolio Swap Outstanding6

Counterparty	Description	Termination Date[7]	Value
CSI	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR floating rate.	Twelve month maturities of 02/04/14—06/06/14	$21,928

Additional Information for Portfolio Swap

Portfolio swap positions	Notional Values[3]	Current Values[4]	Value[5]
Long Positions
United Kingdom
Aviva PLC	$53,399	$54,353	$954
Berkeley Group Holdings PLC	85,386	85,955	569
BT Group PLC	65,392	67,005	1,613
Diageo PLC	93,796	90,328	(3,468)
Diploma PLC	26,212	27,647	1,435
Filtrona PLC	100,289	100,848	559
GlaxoSmithKline PLC	106,490	102,341	(4,149)
Halma PLC	48,722	47,441	(1,281)
Intertek Group PLC	74,864	67,975	(6,889)
Legal & General Group PLC	124,043	118,622	(5,421)
Next PLC	95,019	93,727	(1,292)
Nichols PLC	101,260	103,807	2,547
Prudential PLC	64,085	61,624	(2,461)
Qinetiq Group PLC	95,755	93,207	(2,548)
Reckitt Benckiser Group PLC	147,187	144,922	(2,265)
Rightmove PLC	86,401	86,976	575
Tate & Lyle PLC	75,521	76,282	761
Unilever PLC	126,909	121,585	(5,324)
William Hill PLC	77,591	77,265	(326)
Total United Kingdom	1,648,321	1,621,910	(26,411)
Total Long Positions of Portfolio Swap	1,648,321	1,621,910	(26,411)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2013

Portfolio swap positions	Notional Values[3]	Current Values[4]	Value[5]
Short Positions
Hong Kong
China Coal Energy	$(92,435)	$(73,808)	$18,627
South Africa
Vodacom Group Ltd.	(80,985)	(76,069)	4,916
South Korea
Korean Air Lines Co., Ltd.	(52,294)	(43,107)	9,187
Taiwan
Taiwan Glass Industry Corp.	(87,451)	(81,378)	6,073
United Kingdom
BHP Billiton Ltd.	(88,697)	(77,745)	10,952
Devro PLC	(83,881)	(83,416)	465
Stobart Group Ltd.	(40,263)	(41,300)	(1,037)
Tesco PLC	(65,580)	(64,669)	911
Total United Kingdom	(278,421)	(267,130)	11,291
Total Short Positions of Portfolio Swap	(591,586)	(541,492)	50,094
Total Long and Short Positions of Portfolio Swap	1,056,735	1,080,418	23,683
Financing Costs and Other Receivables			(1,755)
Net Swap Agreement, at value			$21,928

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$14,244,056	$—	$—	$14,244,056
Preferred stock	79,185	—	—	79,185
Short-term investment	—	4,066,550	—	4,066,550
Common stocks sold short	(10,402,940)	—	—	(10,402,940)
Rights sold short	—	(5,997)	—	(5,997)
Forward foreign currency contracts, net	—	14,649	—	14,649
Portfolio swap	—	21,928	—	21,928
Total	$3,920,301	$4,097,130	$—	$8,017,431

At June 30, 2012, $5,802,022 and ($5,609,788) of exchange traded foreign investments long and exchange traded foreign investments short, respectively, were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2013

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stock sold short	Total
Assets
Beginning balance	$(1,296)	$(1,296)
Purchases	1,096	1,096
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized loss	(1,096)	(1,096)
Change in net unrealized appreciation/depreciation	1,296	1,296
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$—	$—

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$9,335,046	$22,230,468	$27,498,964	$4,066,550	$9,024

3  Notional value represents the market value (including any fees or commissions) of the long and short positions at the time they are established.

4  Current value represents the market value of these positions based on the securities' last sale or closing price on the principal exchange on which the securities are traded.

5  Value represents the unrealized gain (loss) of the positions at June 30, 2013.

6  Illiquid investment. At June 30, 2013, the value of these investments amounted to $21,928 or 0.14% of net assets.

7  The twelve month maturity dates are measured from the commencement of investment in each underlying portfolio swap market.

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS International Equity Fund (the "Fund") returned 15.49% (Class A shares returned 9.18% after the deduction of the maximum sales charge), while Class Y shares returned 15.95%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned 17.07% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 21; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return but underperformed its benchmark during the reporting period, primarily due to stock selection.

Portfolio performance summary1

What worked

•  Overall, individual stock selection was a modest positive for performance during the reporting period.

  – Shares of UK online retailer ASOS performed well after its first half 2013 interim results surpassed analysts' expectations. Moreover, the company provided more detailed information regarding its Chinese expansion plans, which include a local third party distribution center for next day delivery.

  – Kabel Deutschland Holding is a German cable television operator. The company saw its shares outperform the benchmark after both Vodafone and Liberty Global made bids to acquire the company.

  – Shares of Carrefour, the largest retailer in France and the second largest chain store retailer in the world, rallied sharply during the reporting period. (For additional details, see "Portfolio Highlights.")

  – Scandinavian insurance company Sampo Oyj performed well on the back of improvements to its core business. Sampo owns more than 20% of Nordea, the largest bank in the Nordic region. We believe that the value of Nordea was not recognized by investors. However, sentiment improved as Nordea reported record-high total operating income for first quarter 2013.

•  Sector allocation decisions, overall, positively contributed to relative performance. The Fund's overall sector allocations are a byproduct of our bottom-up stock selection process. During the reporting period, an overweight to consumer discretionary, along with underweights to energy and utilities, were beneficial to the Fund's relative performance.

What didn't work

•  Several individual stocks had a negative impact on performance.

  – The large pharmaceutical company Roche Holdings weighed on the Fund's relative performance, since we did not hold it in the portfolio and it is a large weight in the benchmark. While recent earnings estimates for the company were largely flat, Roche's share price moved higher during the reporting period amid general strength by pharmaceutical stocks.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Equity Fund

  – Orica, a multinational mining services company headquartered in Australia, performed poorly during the reporting period and detracted from the Fund's performance. (For additional details, see "Portfolio Highlights.")

  – Vale S.A. is a multinational diversified metals and mining company with its headquarters in Brazil. The company's shares were dragged down by weak mining volumes and softening demand for its mining products during the reporting period.

  – Petrominerales Ltd. is a Latin America-based oil and gas exploration and production company. Its shares fell sharply due to disappointing gas and oil exploration and production results.

•  Sector allocations in several areas detracted from results. Underweights to healthcare, telecommunication services and consumer staples were negative for the Fund's relative performance during the reporting period.

Portfolio highlights

•  After a weak start to the year, shares of Carrefour rose sharply during the reporting period. The company has been under new leadership since early 2012 and has been recovering its competitiveness in its domestic market and rationalizing its international footprint. We believe that improving French sales growth, better control of operating costs, value-adding divestitures and new investments, as well as a more sensible capital structure will help Carrefour restore its profitability in the coming years.

•  Mitsubishi UFJ Financial Group Inc. is the largest financial conglomerate in Japan, offering traditional retail and commercial banking, securities, investment banking, credit card and consumer finance services. Its shares rallied after Japan's central bank announced its biggest round of quantitative easing and there were expectations that the company would report earnings above consensus expectations.

•  Orica is a multinational corporation headquartered in Australia that provides commercial blasting systems, mining and tunneling support systems and various chemical products. The company operates in more than 50 countries worldwide and serves customers in more than 100 countries. Shares of Orica performed poorly due to weakness in Chinese growth and declining mining capital expansion activity.

•  Imperial Tobacco is a global tobacco products manufacturer. It has leading positions in key tobacco profit pools, such as the UK, Germany, Spain and Russia. While it primarily competes in the value and mid-price ranges, it has been growing Davidoff as a global premium brand. After a strong start to the reporting period, the company underperformed due to weakening demand in emerging market countries.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total returns for periods ended 06/30/13 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	15.49%	(0.21)%	6.11%
Class C2	14.72	(0.95)	5.34
Class Y3	15.95	0.03	6.37
After deducting maximum sales charge
Class A1	9.18%	(1.34)%	5.51%
Class C2	13.72	(0.95)	5.34
MSCI World Free ex USA Index (net)[4]	17.07%	(0.84)%	7.86%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—2.28% and 1.25%; Class C—3.06% and 2.00%; Class Y—2.06% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS International Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS International Equity Fund Class A and Class Y shares versus the MSCI World Free ex USA Index (net) over the 10 years ended June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS International Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2013

Percentage of net assets
Novartis AG	2.9%
Nestle SA	2.3
Mitsubishi UFJ Financial Group, Inc.	2.3
HSBC Holdings PLC	1.9
Toyota Motor Corp.	1.6
BP PLC	1.5
ASOS PLC	1.4
Samsung Electronics Co., Ltd.	1.4
Shin-Etsu Chemical Co., Ltd.	1.4
SAP AG	1.3
Total	18.0%

Country exposure by issuer, top five (unaudited)

As of June 30, 2013

Percentage of net assets
Japan	22.4%
United Kingdom	16.9
Germany	9.8
Switzerland	8.7
France	3.8
Total	61.6%

UBS International Equity Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	0.46%
Airlines	1.76
Auto components	1.13
Automobiles	3.70
Beverages	2.25
Biotechnology	0.42
Building products	0.51
Capital markets	2.30
Chemicals	3.66
Commercial banks	14.40
Computers & peripherals	0.35
Construction materials	1.41
Consumer finance	0.37
Diversified financial services	1.65
Diversified telecommunication services	0.96
Electric utilities	0.66
Electrical equipment	0.68
Electronic equipment, instruments & components	1.89
Energy equipment & services	1.33
Food & staples retailing	1.47
Food products	3.16
Hotels, restaurants & leisure	1.19
Household durables	0.38
Household products	0.38
Industrial conglomerates	0.39
Insurance	5.19
Internet & catalog retail	1.43
Internet software & services	0.99
IT services	0.42
Leisure equipment & products	0.69
Life sciences tools & services	0.53
Machinery	5.12
Media	2.25
Metals & mining	2.98%
Multiline retail	0.44
Multi-utilities	0.50
Oil, gas & consumable fuels	5.26
Personal products	1.23
Pharmaceuticals	6.21
Real estate investment trust (REIT)	1.00
Real estate management & development	1.34
Semiconductors & semiconductor equipment	3.06
Software	1.98
Specialty retail	0.81
Textiles, apparel & luxury goods	1.39
Tobacco	1.11
Trading companies & distributors	1.25
Wireless telecommunication services	3.70
Total common stocks	95.74%
Preferred stock	0.55
Short-term investment	2.17
Investment of cash collateral from securities loaned	3.19
Total investments	101.65%
Liabilities, in excess of cash and other assets	(1.65)
Net assets	100.00%

1  Figures represent the direct investments of UBS International Equity Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment company and derivatives exposure was included.

UBS International Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 95.74%
Australia: 2.42%
Australia & New Zealand Banking Group Ltd.	1,771	$46,290
Commonwealth Bank of Australia	1,000	63,268
Orica Ltd.	5,351	101,056
Treasury Wine Estates Ltd.	12,328	65,618
Westfield Group	9,304	97,343
Westpac Banking Corp.	2,110	55,730
Total Australia common stocks		429,305
Belgium: 0.10%
Anheuser-Busch InBev NV	209	18,605
Brazil: 1.35%
BB Seguridade Participacoes SA*	12,432	98,058
Cielo SA	3,000	75,291
Vale SA ADR[1]	5,100	67,065
Total Brazil common stocks		240,414
Canada: 2.71%
Canadian Oil Sands Ltd.	4,200	77,754
Lightstream Resources Ltd.[1]	7,056	52,667
Petrominerales Ltd.	6,100	34,801
Royal Bank of Canada	2,800	163,149
Suncor Energy, Inc.	5,200	153,275
Total Canada common stocks		481,646
China: 3.54%
AIA Group Ltd.	43,238	183,131
Brilliance China Automotive Holdings Ltd.*	40,000	44,868
China Construction Bank Corp., H Shares	315,280	223,166
China Merchants Bank Co., Ltd., H Shares	38,259	63,929
China Mobile Ltd.	11,000	114,878
Total China common stocks		629,972
Denmark: 0.70%
Novo Nordisk A/S, Class B	793	123,584
Finland: 1.08%
Sampo Oyj, Class A	4,933	192,246
France: 3.77%
BNP Paribas SA	1,640	89,604
Carrefour SA	6,527	179,518
Ingenico	1,045	69,644
Lafarge SA	813	49,991
Safran SA	1,561	81,529
Schneider Electric SA	1,675	121,506
	Shares	Value
Technip SA	357	$36,250
Valeo SA	673	42,298
Total France common stocks		670,340
Germany: 9.26%
Allianz SE	211	30,829
BASF SE	736	65,749
Bayer AG	2,073	221,073
Bayerische Motoren Werke AG	805	70,393
Beiersdorf AG NPV	918	80,059
Deutsche Bank AG	2,858	119,620
E.ON SE	5,449	89,439
GEA Group AG	1,471	52,138
Gerresheimer AG	1,634	94,647
HeidelbergCement AG	2,509	168,746
Hugo Boss AG	368	40,524
Infineon Technologies AG	13,332	111,584
Kabel Deutschland Holding AG	1,697	186,387
MAN SE1	768	83,872
SAP AG	3,147	230,458
Total Germany common stocks		1,645,518
Hong Kong: 0.38%
Techtronic Industries Co.	28,500	68,200
India: 0.34%
ICICI Bank Ltd. ADR	1,600	61,200
Indonesia: 1.97%
Astra International Tbk PT	137,000	96,625
Bank Rakyat Indonesia PT	283,500	221,373
Semen Indonesia Persero Tbk PT	18,500	31,874
Total Indonesia common stocks		349,872
Ireland: 1.59%
Ryanair Holdings PLC ADR	2,700	139,131
Shire PLC	4,500	142,703
Total Ireland common stocks		281,834
Israel: 0.59%
Teva Pharmaceutical Industries Ltd.	2,719	105,096
Italy: 0.87%
Fiat Industrial SpA	13,897	154,932
Japan: 22.39%
Asahi Glass Co., Ltd.[1]	14,000	91,188
Bridgestone Corp.	3,300	112,462
Calsonic Kansei Corp.	11,000	46,027
Cosmos Pharmaceutical Corp.	800	80,984
Credit Saison Co., Ltd.	2,600	65,249
Don Quijote Co., Ltd.	1,600	77,838

UBS International Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
FANUC Corp.	500	$72,494
Ibiden Co., Ltd.	4,300	67,071
Isuzu Motors Ltd.	11,000	75,308
ITOCHU Corp.	19,200	221,658
Japan Airlines Co., Ltd.	2,200	113,128
Japan Petroleum Exploration Co.	2,100	85,224
Kakaku.com, Inc.	3,200	97,600
KDDI Corp.	4,000	208,107
Komatsu Ltd.	3,600	83,231
Makino Milling Machine Co., Ltd.	13,000	76,286
Mitsubishi Estate Co., Ltd.	3,000	79,885
Mitsubishi UFJ Financial Group, Inc.	67,400	415,898
Murata Manufacturing Co., Ltd.	800	60,899
Nippon Steel & Sumitomo Metal Corp.	28,000	75,660
Nissan Motor Co., Ltd.	9,100	92,211
NTT Urban Development Corp.	47	57,719
ORIX Corp.	16,500	225,423
Sankyo Co., Ltd.	2,600	122,817
Shin-Etsu Chemical Co., Ltd.	3,700	245,473
Shiseido Co., Ltd.[1]	9,300	138,497
Sumitomo Mitsui Financial Group, Inc.	2,600	119,278
Tadano Ltd.	7,000	89,635
THK Co., Ltd.	10,000	210,224
Tokio Marine Holdings, Inc.	3,000	95,130
Tokyo Tatemono Co., Ltd.	12,000	99,940
Toyota Motor Corp.	4,600	277,818
Total Japan common stocks		3,980,362
Luxembourg: 0.32%
ArcelorMittal	5,150	57,476
Macau: 1.19%
Sands China Ltd.	44,800	211,118
Malaysia: 0.45%
Petronas Chemicals Group Bhd	38,400	80,458
Netherlands: 3.00%
ASML Holding NV1	1,110	87,586
Gemalto NV	688	62,293
Heineken NV	2,308	147,056
ING Groep NV CVA*	7,464	68,009
Koninklijke DSM NV	1,439	93,766
Unilever NV CVA	1,916	75,455
Total Netherlands common stocks		534,165
Norway: 2.12%
DNB ASA	4,706	68,138
Norwegian Air Shuttle AS*	1,370	59,858
	Shares	Value
Subsea 7 SA*[1]	4,468	$78,336
Telenor ASA	8,613	170,719
Total Norway common stocks		377,051
Philippines: 0.39%
SM Investments Corp.	2,790	69,104
Russia: 1.33%
Mobile Telesystems OJSC ADR	6,650	125,951
Sberbank of Russia Federation	38,794	110,751
Total Russia common stocks		236,702
Singapore: 0.27%
Ezion Holdings Ltd.	29,000	48,505
South Africa: 1.21%
Naspers Ltd., Class N	2,901	214,236
South Korea: 1.91%
Samsung Electronics Co., Ltd.	215	252,642
Shinhan Financial Group Co., Ltd.	2,640	86,918
Total South Korea common stocks		339,560
Spain: 1.59%
Banco Bilbao Vizcaya Argentaria SA	3,538	29,681
Banco Santander SA	4,467	28,502
Grifols SA	2,019	74,110
Inditex SA	646	79,748
Viscofan SA	1,393	69,790
Total Spain common stocks		281,831
Sweden: 1.40%
Lundin Petroleum AB*	4,082	80,957
Skandinaviska Enskilda Banken AB, Class A	8,400	80,291
Trelleborg AB, Class B	620	9,310
Volvo AB, Class B	5,810	77,801
Total Sweden common stocks		248,359
Switzerland: 8.68%
Cie Financiere Richemont SA, Class A	1,434	126,844
Credit Suisse Group AG*	8,183	217,018
GAM Holding AG*	4,650	71,383
Glencore Xstrata PLC	28,971	119,919
Nestle SA	6,350	416,476
Novartis AG	7,206	511,907
Swatch Group AG	846	79,714
Total Switzerland common stocks		1,543,261
Taiwan: 0.78%
HON HAI Precision Industry Co., Ltd.	56,124	138,573

UBS International Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Concluded)
Thailand: 1.03%
Home Product Center PCL	172,060	$63,798
Kasikornbank PCL	18,800	118,807
Total Thailand common stocks		182,605
Turkey: 0.15%
Turkiye Halk Bankasi AS	3,082	26,127
United Kingdom: 16.86%
Afren PLC*	9,856	19,413
ARM Holdings PLC	7,643	92,416
ASOS PLC*	4,143	254,887
Aviva PLC	25,064	129,459
Barclays PLC	33,815	143,209
BG Group PLC	2,147	36,524
BP PLC	38,504	266,607
Croda International PLC	1,689	63,631
Derwent London PLC	1,099	38,445
Diageo PLC	772	22,075
Great Portland Estates PLC	5,265	42,562
HSBC Holdings PLC	33,201	344,390
Imperial Tobacco Group PLC	5,709	197,975
Jardine Lloyd Thompson Group PLC	2,798	38,726
John Wood Group PLC	5,905	72,703
Prudential PLC	9,461	154,689
Reckitt Benckiser Group PLC	959	67,795
Rio Tinto PLC	5,137	209,626
Royal Dutch Shell PLC, Class A	4,011	128,111
SABMiller PLC	3,054	146,433
	Shares	Value
Sage Group PLC	23,453	$121,352
SSE PLC	5,086	117,813
Telecity Group PLC	5,130	79,117
Vodafone Group PLC	73,039	208,680
Total United Kingdom common stocks		2,996,638
Total common stocks (cost $15,492,743)		17,018,895
Preferred stock: 0.55%
Germany: 0.55%
Volkswagen AG, Preference shares (cost $102,388)	483	97,794
Short-term investment: 2.17%
Investment company: 2.17%
UBS Cash Management Prime Relationship Fund[2] (cost $385,436)	385,436	385,436
Investment of cash collateral from securities loaned: 3.19%
UBS Private Money Market Fund LLC[2] (cost $567,869)	567,869	567,869
Total investments: 101.65% (cost $16,548,436)		18,069,994
Liabilities, in excess of cash and other assets: (1.65)%		(292,853)
Net assets: 100.00%		$17,777,141

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $16,767,828; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,388,279
Gross unrealized depreciation	(1,086,113)
Net unrealized appreciation of investments	$1,302,166

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 29.

UBS International Equity Fund

Portfolio of investments

June 30, 2013

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	EUR	82,200	NOK	630,102	09/05/13	$(3,541)
JPMCB	BRL	551,800	USD	253,678	09/05/13	9,711
JPMCB	CNY	1,669,700	USD	269,559	09/05/13	(1,022)
JPMCB	GBP	269,100	USD	420,989	09/05/13	11,884
JPMCB	HKD	722,500	USD	93,073	09/05/13	(104)
JPMCB	ILS	377,500	USD	104,244	09/09/13	629
JPMCB	KRW	467,000,000	USD	411,005	09/05/13	3,391
JPMCB	MYR	458,000	USD	145,006	09/05/13	679
JPMCB	NOK	1,433,100	USD	247,245	09/05/13	11,878
JPMCB	THB	5,310,000	USD	170,921	09/05/13	312
JPMCB	TWD	5,405,500	USD	181,119	09/05/13	644
JPMCB	USD	204,100	AUD	215,500	09/05/13	(7,987)
JPMCB	USD	318,083	CAD	323,800	09/05/13	(10,697)
JPMCB	USD	67,529	CHF	62,200	09/05/13	(1,639)
JPMCB	USD	195,604	DKK	1,094,000	09/05/13	(4,544)
JPMCB	USD	907,228	EUR	680,400	09/05/13	(21,327)
JPMCB	USD	78,199	JPY	7,373,900	09/05/13	(3,828)
JPMCB	USD	115,929	MXN	1,500,300	09/05/13	(835)
JPMCB	USD	160,286	PLN	515,000	09/05/13	(5,937)
JPMCB	USD	254,373	SEK	1,662,400	09/05/13	(6,856)
JPMCB	USD	115,141	SGD	144,100	09/05/13	(1,440)
JPMCB	ZAR	1,745,200	USD	172,917	09/05/13	(1,926)
Net unrealized depreciation on forward foreign currency contracts						$(32,555)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$16,908,144	$110,751	$—	$17,018,895
Preferred stock	97,794	—	—	97,794
Short-term investment	—	385,436	—	385,436
Investment of cash collateral from securities loaned	—	567,869	—	567,869
Forward foreign currency contracts, net	—	(32,555)	—	(32,555)
Total	$17,005,938	$1,031,501	$—	$18,037,439

At June 30, 2012, $16,773,265 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

UBS International Equity Fund

Portfolio of investments

June 30, 2013

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stock	Total
Assets
Beginning balance	$223	$223
Purchases	—	—
Issuances	—	—
Sales	(182)	(182)
Accrued discounts (premiums)	—	—
Total realized gain	182	182
Change in net unrealized appreciation/depreciation	(223)	(223)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$—	$—

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2013.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$325,319	$5,363,071	$5,302,954	$385,436	$568
UBS Private Money Market Fund LLC[a]	781,222	11,536,595	11,749,948	567,869	248
	$1,106,541	$16,899,666	$17,052,902	$953,305	$816

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS U.S. Defensive Equity Fund (previously UBS U.S. Equity Alpha Fund) (the "Fund") returned 25.04% (Class A shares returned 18.22% after the deduction of the maximum sales charge), while Class Y shares returned 25.26%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 21.24% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Special Fund Update

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS U.S. Equity Alpha Fund, which went into effect on January 28, 2013. Specifically:

•  The Fund's name changed from UBS U.S. Equity Alpha Fund to UBS U.S. Defensive Equity Fund to better reflect its underlying investment strategy.

•  The Fund's 80% policy was changed from investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies, to investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and/or equity-related instruments of US companies.

•  The Fund's 80% policy changed to provide the Fund with a greater opportunity to utilize the Advisor's options-based strategy to seek to reduce systematic market risk in the Fund's portfolio in extreme down markets.

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Several stock positions in various industry groups contributed to the Fund's outperformance.

  – Hertz Global Holdings made the largest contribution to relative performance during the 12-month period. The market continues to positively react to Hertz's recent acquisition of Dollar Thrifty Automotive Group. Shares surged in March and April of 2013, after the company forecasted increased revenue, declining per-unit fleet costs, increased free cash flow and higher margins. During the reporting period, Hertz and China Auto Rental announced that Hertz will acquire a 20% stake in CAR, China's domestic market leader in short- and long-term car rentals. (For details, see "Portfolio highlights.")

  – Micron Technology was the second largest contributor to Fund returns. Micron is a leading manufacturer of semiconductor memories. The company's shares rose after it posted solid financial results. Micron is completing its acquisition of Elpida at the same time the industry has seen significant consolidation, resulting in increased pricing power. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Defensive Equity Fund

  – Citigroup was positive for relative performance during the 12 months. The company continues to return capital to shareholders through share buybacks and a steadily rising dividend. In December 2012, Citigroup announced it would cut 11,000 jobs—about 4% of its worldwide staff—and, as a result, should save as much as $1.1 billion per year in expenses. The market responded to this announcement by sending the share price higher.

  – Gilead Sciences was a top contributor within the healthcare sector. The research-based biopharmaceutical company focuses primarily on HIV and hepatitis B and C. Gilead has had multiple successes with its drugs, which sent the stock price significantly higher during the 12 months. In 2012, the company received major FDA approvals for two of its HIV drugs. Gilead has reported positive results from several clinical trials of its HIV and hepatitis C treatments.

What didn't work

•  Several information technology stocks detracted from relative performance.

  – Apple was the largest detractor in the Fund during the 12 months. The company continues to face pressures regarding the distribution of the iPhone5, cannibalization of the iPad by the iPad Mini and its declining share of the mobile device market. Despite competition from Samsung, we continue to believe in Apple's ability to offer innovative products. We view the sell-off as overdone and have taken advantage of the weaker price to add to the Fund's position.

  – Skyworks Solutions detracted from Fund returns. The company is a supplier to Apple, and has traded down along with Apple for much of the 12-month period. (For details, see "Portfolio highlights.")

• Certain stocks detracted from Fund performance for the full 12 months, but showed improvement toward the end of the reporting period.

  – Although NII Holdings was a detractor for the 12 months, performance improved toward the end of the reporting period. The telecommunications company's earnings were hurt when the Mexican peso and Brazilian real declined against the US dollar. We believe that NII has strong fundamentals and good future growth prospects and continued to hold the stock. When the price declined, we added to our position, viewing the company as inexpensive relative to its asset value. Our thesis was validated when the company announced it would liquidate some of its assets in Peru.

  – Shares of ServiceSource International were negative for relative performance. The company has a unique business model that manages recurring revenue for technology companies. Its shares sold off after ServiceSource issued earnings guidance in late 2012 that was below analysts' estimates. We took advantage of the price weakness and increased our position in ServiceSource International, as we have confidence in the company's longer-term business model. The company posted better-than-expected earnings in the first quarter of 2013 and increased its outlook for capital expenditures and free cash flow for the year. ServiceSource International recovered, bolstered by heavy insider buying, and was a significant positive contributor to the Fund during the second quarter. (For details, see "Portfolio highlights.")

UBS U.S. Defensive Equity Fund

•  A short position in Charles Schwab Corp. detracted from the Fund's performance. We believe that Schwab is less attractively valued than some of the other financial names that are held in the Fund. However, the stock traded higher during the recent rise in interest rates, along with the rest of the sector. High trading volume was positive for Schwab's stock price, which negatively impacted the Fund's short position in the name.

Portfolio highlights

•  Hertz Global Holdings is a worldwide airport general use car rental brand operating from approximately 8,500 locations in 146 countries. We believe that Hertz is undervalued based on several factors. First, the auto rental industry has undergone significant changes in the past decade, which is enabling it to operate more efficiently. Second, industry consolidation is having a favorable impact on the underlying supply and pricing environments. Finally, Hertz has a solid management team that was put into place by private equity. We believe that the team is successfully managing Hertz's business to optimize the new industry dynamics.

•  Micron Technology is fueling a major consolidation in the highly profitable mobile DRAM memory market with its acquisition of Elpida. The deal's favorable terms and expectations that the company would benefit from increased demand for smart phones and tablets helped drive Micron's stock higher, as the semiconductor industry is well-positioned, and companies have little need to out-price competitors in order to gain market share. The declining yen also contributed to Micron's strong results.

•  Skyworks Solutions is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. We believe Skyworks' technology will become an increasingly larger portion of the content in wireless devices, and should be boosted by further transitions to 3G and 4G networks.

•  ServiceSource International is engaged in service revenue management, providing solutions that drive renewals of maintenance, support and subscription agreements for technology companies. Its business is built on its pay-for-performance model, in which customers pay the company based on renewal sales that it generates on their behalf. The company has significantly invested in new sales force members. We believe that ServiceSource international will accelerate revenue growth by further penetrating current customers, adding new customers and through sales of its new Renew OnDemand product.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Defensive Equity Fund

Average annual total returns for periods ended 06/30/13 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	25.04%	4.49%	2.41%
Class C3	24.02	3.70	1.65
Class Y4	25.26	4.75	2.65
After deducting maximum sales charge
Class A2	18.22%	3.32%	1.56%
Class C3	23.02	3.70	1.65
Russell 1000 Index[5]	21.24%	7.12%	5.28%

The annualized gross and net expense ratios, respectively, for each class of shares as in the January 28, 2013 prospectuses were as follows: Class A—3.22% and 2.22%; Class C—4.05% and 2.97%; Class Y—2.86% and 1.94%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS U.S. Defensive Equity Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do

UBS U.S. Defensive Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Defensive Equity Fund Class A and Class Y shares versus the Russell 1000 Index from September 26, 2006, which is the inception date of the two classes, through June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Defensive Equity Fund

Top ten equity holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
Amazon.com, Inc.	4.2%
Apple, Inc.	3.5
Viacom, Inc., Class B	3.4
JPMorgan Chase & Co.	3.4
General Dynamics Corp.	3.4
Norfolk Southern Corp.	3.4
Hertz Global Holdings, Inc.	3.3
Citigroup, Inc.	3.1
NextEra Energy, Inc.	3.1
Morgan Stanley	3.0
Total	33.8%

1  Only long positions are considered for top ten holdings.

UBS U.S. Defensive Equity Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	5.24%
Airlines	1.82
Biotechnology	4.94
Capital markets	4.14
Chemicals	2.09
Commercial banks	4.58
Commercial services & supplies	1.95
Computers & peripherals	5.45
Diversified financial services	6.57
Electric utilities	5.39
Energy equipment & services	5.75
Food products	4.96
Health care equipment & supplies	2.55
Health care providers & services	3.40
Hotels, restaurants & leisure	2.46
Insurance	3.93
Internet & catalog retail	4.17
IT services	2.03
Life sciences tools & services	1.15
Machinery	1.98
Media	8.88
Metals & mining	2.24
Multiline retail	1.61
Multi-utilities	2.31
Oil, gas & consumable fuels	2.17
Pharmaceuticals	10.62
Real estate investment trust (REIT)	2.56
Road & rail	6.71
Semiconductors & semiconductor equipment	8.77
Software	5.55
Textiles, apparel & luxury goods	1.54
Tobacco	2.78
Wireless telecommunication services	1.57
Total common stocks	131.86%
Options purchased	2.36
Short-term investment	0.00[2]
Total investments before investments sold short	134.22%
Investments sold short
Common stocks
Biotechnology	(1.79)%
Capital markets	(1.81)
Chemicals	(0.93)
Commercial banks	(1.76)
Commercial services & supplies	(1.33)
Computers & peripherals	(1.52)
Consumer finance	(0.36)
Diversified financial services	(0.41)
Electric utilities	(0.85)
Gas utilities	(0.46)
Health care equipment & supplies	(3.05)
Health care providers & services	(1.03)
Hotels, restaurants & leisure	(3.20)
Insurance	(0.95)
IT services	(0.34)
Life sciences tools & services	(0.90)
Machinery	(0.89)
Media	(2.70)
Multi-utilities	(1.74)
Office electronics	(0.56)
Pharmaceuticals	(1.48)
Real estate investment trust (REIT)	(0.51)
Road & rail	(0.85)
Semiconductors & semiconductor equipment	(1.91)
Software	(0.84)
Specialty retail	(0.28)
Textiles, apparel & luxury goods	(0.28)
Trading companies & distributors	(0.38)
Water utilities	(0.66)
Wireless telecommunication services	(0.35)
Total investments sold short	(34.12)%
Total investments, net of investments sold short	100.10
Liabilities, in excess of cash and other assets	(0.10)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Defensive Equity Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment company and derivatives exposure was included.

2  Amount represents less than 0.005%.

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 131.86%
Aerospace & defense: 5.24%
Boeing Co.[1]	2,600	$266,344
General Dynamics Corp.[1]	6,400	501,312
		767,656
Airlines: 1.82%
Spirit Airlines, Inc.*[1]	8,400	266,868
Biotechnology: 4.94%
Acorda Therapeutics, Inc.*[1]	4,600	151,754
Alnylam Pharmaceuticals, Inc.*[1]	2,100	65,121
Bluebird Bio, Inc.*	900	22,473
Epizyme, Inc.*[1]	800	22,504
Gilead Sciences, Inc.*[1]	3,900	199,719
Lexicon Pharmaceuticals, Inc.*[1]	29,300	63,581
Ligand Pharmaceuticals, Inc., Class B*[1]	5,300	198,326
		723,478
Capital markets: 4.14%
Invesco Ltd.[1]	5,500	174,900
Morgan Stanley[1]	17,700	432,411
		607,311
Chemicals: 2.09%
Dow Chemical Co.[1]	9,500	305,615
Commercial banks: 4.58%
US Bancorp[1]	7,500	271,125
Wells Fargo & Co.[1]	9,700	400,319
		671,444
Commercial services & supplies: 1.95%
Waste Management, Inc.[1]	7,100	286,343
Computers & peripherals: 5.45%
Apple, Inc.[1]	1,280	506,982
NetApp, Inc.*[1]	7,700	290,906
		797,888
Diversified financial services: 6.57%
Citigroup, Inc.[1]	9,619	461,424
JPMorgan Chase & Co.[1]	9,500	501,505
		962,929
Electric utilities: 5.39%
Edison International[1]	7,100	341,936
NextEra Energy, Inc.[1]	5,500	448,140
		790,076
Energy equipment & services: 5.75%
Baker Hughes, Inc.[1]	5,600	258,328
	Shares	Value
Halliburton Co.[1]	4,400	$183,568
McDermott International, Inc.*[1]	7,200	58,896
Noble Corp.[1]	9,100	341,978
		842,770
Food products: 4.96%
Archer-Daniels-Midland Co.[1]	5,100	172,941
Kraft Foods Group, Inc.[1]	3,033	169,454
Mondelez International, Inc., Class A1	13,500	385,155
		727,550
Health care equipment & supplies: 2.55%
Baxter International, Inc.[1]	5,400	374,058
Health care providers & services: 3.40%
Cardinal Health, Inc.[1]	4,300	202,960
UnitedHealth Group, Inc.[1]	4,500	294,660
		497,620
Hotels, restaurants & leisure: 2.46%
Starbucks Corp.[1]	5,500	360,195
Insurance: 3.93%
Lincoln National Corp.[1]	6,400	233,408
MetLife, Inc.[1]	7,500	343,200
		576,608
Internet & catalog retail: 4.17%
Amazon.com, Inc.*[1]	2,200	610,918
IT services: 2.03%
ServiceSource International, Inc.*[1]	31,900	297,308
Life sciences tools & services: 1.15%
Bio-Rad Laboratories, Inc., Class A*[1]	1,500	168,300
Machinery: 1.98%
Illinois Tool Works, Inc.[1]	4,200	290,514
Media: 8.88%
Comcast Corp., Class A1	10,200	427,176
Time Warner, Inc.[1]	6,400	370,048
Viacom, Inc., Class B1	7,400	503,570
		1,300,794
Metals & mining: 2.24%
Commercial Metals Co.[1]	11,800	174,286
Freeport-McMoRan Copper & Gold, Inc.[1]	5,600	154,616
		328,902
Multiline retail: 1.61%
Macy's, Inc.[1]	4,900	235,200

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Concluded)
Multi-utilities: 2.31%
PG&E Corp.[1]	7,400	$338,402
Oil, gas & consumable fuels: 2.17%
EOG Resources, Inc.[1]	1,400	184,352
Hess Corp.[1]	2,000	132,980
		317,332
Pharmaceuticals: 10.62%
Allergan, Inc.[1]	1,600	134,784
Hospira, Inc.*[1]	6,300	241,353
Impax Laboratories, Inc.*[1]	10,600	211,470
Johnson & Johnson[1]	3,400	291,924
Merck & Co., Inc.[1]	6,800	315,860
Salix Pharmaceuticals Ltd.*[1]	3,800	251,370
Teva Pharmaceutical Industries Ltd. ADR	2,800	109,760
		1,556,521
Real estate investment trust (REIT): 2.56%
American Campus Communities, Inc.[1]	2,200	89,452
American Capital Agency Corp.[1]	5,800	133,342
Digital Realty Trust, Inc.[1]	2,500	152,500
		375,294
Road & rail: 6.71%
Hertz Global Holdings, Inc.*[1]	19,700	488,560
Norfolk Southern Corp.[1]	6,800	494,020
		982,580
Semiconductors & semiconductor equipment: 8.77%
Atmel Corp.*[1]	23,200	170,520
Avago Technologies Ltd.[1]	3,700	138,306
Broadcom Corp., Class A1	6,500	219,440
Freescale Semiconductor Ltd.*[1]	3,700	50,135
Micron Technology, Inc.*[1]	20,100	288,033
NXP Semiconductor NV*[1]	5,100	157,998
Skyworks Solutions, Inc.*[1]	11,900	260,491
		1,284,923
Software: 5.55%
Adobe Systems, Inc.*[1]	8,000	364,480
Check Point Software Technologies Ltd.*[1]	4,600	228,528
Symantec Corp.[1]	9,800	220,206
		813,214
Textiles, apparel & luxury goods: 1.54%
Ralph Lauren Corp.[1]	1,300	225,862
Tobacco: 2.78%
Philip Morris International, Inc.[1]	4,700	407,114
	Shares	Value
Wireless telecommunication services: 1.57%
NII Holdings, Inc.*[1]	34,500	$230,115
Total common stocks (cost $15,285,927)		19,321,702
	Number of Contracts
Options purchased*: 2.36%
Put options: 2.36%
S&P 500 Index, Strike @ USD 1,560.00, expires September 2013 (cost $248,630)	92	346,840
	Shares
Short-term investment: 0.00%[2]
Investment company: 0.00%[2]
UBS Cash Management Prime Relationship Fund[3] (cost $288)	288	288
Total investments before investments sold short: 134.22% (cost $15,534,845)		19,668,830
Investments sold short: (34.12)%
Common stocks: (34.12)%
Biotechnology: (1.79)%
Alexion Pharmaceuticals, Inc.	(500)	(46,120)
Celgene Corp.	(600)	(70,146)
Cepheid, Inc.	(1,500)	(51,630)
Onyx Pharmaceuticals, Inc.	(550)	(47,751)
United Therapeutics Corp.	(700)	(46,074)
		(261,721)
Capital markets: (1.81)%
Charles Schwab Corp.	(8,000)	(169,840)
Northern Trust Corp.	(900)	(52,110)
T. Rowe Price Group, Inc.	(600)	(43,890)
		(265,840)
Chemicals: (0.93)%
Ecolab, Inc.	(600)	(51,114)
LyondellBasell Industries NV, Class A	(800)	(53,008)
Sigma-Aldrich Corp.	(400)	(32,144)
		(136,266)
Commercial banks: (1.76)%
Associated Banc-Corp.	(3,100)	(48,205)
Signature Bank	(600)	(49,812)
SVB Financial Group	(700)	(58,324)

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Commercial banks—(Concluded)
TCF Financial Corp.	(3,100)	$(43,958)
Zions Bancorporation	(2,000)	(57,760)
		(258,059)
Commercial services & supplies: (1.33)%
Healthcare Services Group, Inc.	(2,600)	(63,752)
Pitney Bowes, Inc.	(5,900)	(86,612)
Stericycle, Inc.	(400)	(44,172)
		(194,536)
Computers & peripherals: (1.52)%
Diebold, Inc.	(2,000)	(67,380)
Hewlett-Packard Co.	(4,200)	(104,160)
Lexmark International, Inc., Class A	(1,700)	(51,969)
		(223,509)
Consumer finance: (0.36)%
American Express Co.	(700)	(52,332)
Diversified financial services: (0.41)%
Bank of America Corp.	(4,700)	(60,442)
Electric utilities: (0.85)%
Hawaiian Electric Industries, Inc.	(2,400)	(60,744)
Pepco Holdings, Inc.	(3,200)	(64,512)
		(125,256)
Gas utilities: (0.46)%
Questar Corp.	(2,800)	(66,780)
Health care equipment & supplies: (3.05)%
Abaxis, Inc.	(900)	(42,759)
Align Technology, Inc.	(1,600)	(59,264)
DexCom, Inc.	(2,800)	(62,860)
IDEXX Laboratories, Inc.	(500)	(44,890)
Meridian Bioscience, Inc.	(2,000)	(43,000)
PhotoMedex, Inc.	(3,700)	(58,978)
STERIS Corp.	(1,000)	(42,880)
Wright Medical Group, Inc.	(1,800)	(47,178)
Zimmer Holdings, Inc.	(600)	(44,964)
		(446,773)
Health care providers & services: (1.03)%
Henry Schein, Inc.	(500)	(47,875)
Humana, Inc.	(700)	(59,066)
Owens & Minor, Inc.	(1,300)	(43,979)
		(150,920)
	Shares	Value
Hotels, restaurants & leisure: (3.20)%
Choice Hotels International, Inc.	(4,800)	$(190,512)
Hyatt Hotels Corp., Class A	(1,900)	(76,684)
Starwood Hotels & Resorts Worldwide, Inc.	(3,200)	(202,208)
		(469,404)
Insurance: (0.95)%
American International Group, Inc.	(3,100)	(138,570)
IT services: (0.34)%
Cognizant Technology Solutions Corp., Class A	(800)	(50,088)
Life sciences tools & services: (0.90)%
Mettler-Toledo International, Inc.	(400)	(80,480)
Thermo Fisher Scientific, Inc.	(600)	(50,778)
		(131,258)
Machinery: (0.89)%
AGCO Corp.	(2,600)	(130,494)
Media: (2.70)%
Discovery Communications, Inc., Class A	(1,500)	(115,815)
Gannett Co., Inc.	(7,700)	(188,342)
Lamar Advertising Co., Class A	(2,100)	(91,140)
		(395,297)
Multi-utilities: (1.74)%
Consolidated Edison, Inc.	(1,100)	(64,141)
Integrys Energy Group, Inc.	(1,100)	(64,383)
MDU Resources Group, Inc.	(2,600)	(67,366)
TECO Energy, Inc.	(3,400)	(58,446)
		(254,336)
Office electronics: (0.56)%
Xerox Corp.	(9,100)	(82,537)
Pharmaceuticals: (1.48)%
Bristol-Myers Squibb Co.	(1,100)	(49,159)
Endo Health Solutions, Inc.	(1,600)	(58,864)
Perrigo Co.	(900)	(108,900)
		(216,923)
Real estate investment trust (REIT): (0.51)%
AvalonBay Communities, Inc.	(300)	(40,473)
Equity Residential	(600)	(34,836)
		(75,309)

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Road & rail: (0.85)%
CSX Corp.	(2,600)	$(60,294)
Kansas City Southern	(600)	(63,576)
		(123,870)
Semiconductors & semiconductor equipment: (1.91)%
Advanced Micro Devices, Inc.	(17,700)	(72,216)
First Solar, Inc.	(1,900)	(84,987)
Intel Corp.	(2,100)	(50,862)
Marvell Technology Group Ltd.	(6,100)	(71,431)
		(279,496)
Software: (0.84)%
Citrix Systems, Inc.	(700)	(42,231)
Electronic Arts, Inc.	(2,300)	(52,831)
Red Hat, Inc.	(600)	(28,692)
		(123,754)
Specialty retail: (0.28)%
Abercrombie & Fitch Co., Class A	(900)	(40,725)
	Shares	Value
Textiles, apparel & luxury goods: (0.28)%
Under Armour, Inc., Class A	(700)	$(41,797)
Trading companies & distributors: (0.38)%
Fastenal Co.	(1,200)	(55,020)
Water utilities: (0.66)%
Aqua America, Inc.	(3,100)	(96,999)
Wireless telecommunication services: (0.35)%
SBA Communications Corp., Class A	(700)	(51,884)
Total investments sold short (proceeds $3,950,430)		(5,000,195)
Total investments, net of investments sold short: 100.10%		14,668,635
Liabilities, in excess of cash and other assets: (0.10)%		(15,185)
Net assets: 100.00%		$14,653,450

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $15,907,994; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,057,607
Gross unrealized depreciation	(296,771)
Net unrealized appreciation of investments	$3,760,836

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 41.

Options written

	Expiration date	Premiums received	Value
Put option
S&P 500 Index, 92 contracts, strike @ USD 1,390.00	September 2013	$64,170	$(82,340)

Written option activity for the year ended June 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	—	$—
Options written	285	126,788
Options terminated in closing purchase transactions	(193)	(62,618)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2013	92	$64,170

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2013

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$19,321,702	$—	$—	$19,321,702
Options purchased	346,840	—	—	346,840
Short-term investment	—	288	—	288
Common stocks sold short	(5,000,195)	—	—	(5,000,195)
Options written	(82,340)	—	—	(82,340)
Total	$14,586,007	$288	$—	$14,586,295

At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Amount represents less than 0.005%.

3  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$106,349	$5,351,776	$5,457,837	$288	$7

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") returned 24.92% (Class A shares returned 18.01% after the deduction of the maximum sales charge), while Class Y shares returned 25.27%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 21.24% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 45; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Hertz Global Holdings made a significant contribution to relative performance during the 12 months. The market continues to positively react to Hertz's recent acquisition of Dollar Thrifty Automotive Group. Shares surged in March and April of 2013, after the company forecasted increased revenue, declining per-unit fleet costs, increased free cash flow and higher margins. During the reporting period, Hertz and China Auto Rental announced that Hertz will acquire a 20% stake in CAR, China's domestic market leader in short- and long-term car rentals. (For details, see "Portfolio highlights.")

•  The Fund was overweight the financial sector, as many financial stocks appeared attractively valued, which was positive for performance. The Fund has positions in several well-capitalized companies with competitive funding advantages, winning franchises and solid returns on equity. These firms should benefit as the US housing market improves and interest rates rise.

  – Citigroup was a top contributor to performance during the 12 months. The company continues to return capital to shareholders through share buybacks and a steadily rising dividend. In December 2012, Citigroup announced it would cut 11,000 jobs—about 4% of its worldwide staff—and, as a result, should save as much as $1.1 billion per year in expenses. The market responded to this announcement by sending the share price higher. (For details, see "Portfolio highlights.")

  – Morgan Stanley was a positive contributor to the Fund's relative returns. Shares were up more than 16% in May of 2013. As the company continued to downsize its volatile and capital-intensive investment bank, its business mix shifted toward the steady revenues of the wealth and asset management divisions. Shares headed higher, aided by strengthening capital markets, improving economic data and optimism about the housing market. (For details, see "Portfolio highlights.")

•  Several of the Fund's pharmaceutical stocks contributed to the Fund's outperformance.

  – Aegerion Pharmaceuticals was the largest stock contributor to Fund returns during the 12 months. The company is an emerging biopharmaceutical company focused on the development and commercialization of novel and life-altering therapeutics to treat debilitating and often fatal rare diseases. Aegerion's stock rose more than 80% during the second quarter of 2013, after the announcement that its Juxtapid drug could reach $1 billion of annual sales. We sold the stock in June 2013, after it moved higher and reached our estimate of fair value.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Equity Opportunity Fund

  – Ligand Pharmaceuticals positively contributed to Fund returns. The stock was up more than 25% in June 2013. The company announced positive preclinical data for its Glucagon program, which demonstrated the ability to significantly lower glucose in an animal model of type 1 diabetes. In early 2013, Spectrum Pharmaceuticals licensed a potential multiple myeloma treatment from Ligand, and agreed to significant milestone payments and royalties if the drug is approved. This news contributed to the advance in the company's share price.

•  The Fund was underweight to the consumer staples sector, which was positive for performance. We believe this defensive sector is overvalued, with share prices that were driven up by nervous investors. As the economy has started to recover, these stocks have lagged the broader market, rewarding our underweight position.

What didn't work

•  Several of the Fund's stock positions detracted from relative performance during the 12-month period.

  – American Capital Agency was the largest detractor in the Fund during the 12 months. The real estate investment trust reported a comprehensive loss per common share of $1.57 for the first quarter of 2013. While this earnings report was a significant factor in the stock's decline, the entire sector suffered during the reporting period. Residential mortgage-backed securities issued and guaranteed by any of the federal agencies in the US are being held back by worries about the end of the Federal Reserve's asset buying program, known as quantitative easing. As interest rates rose during the second quarter of 2013, shares of American Capital sold off further. (For details, see "Portfolio highlights.")

  – Apple was the second-largest detractor during the reporting period. The company continues to face pressures regarding the distribution of the iPhone5, cannibalization of the iPad by the iPad Mini, and its declining share of the mobile device market. Despite competition from Samsung, we continue to believe in Apple's ability to offer innovative products. We view the sell-off as overdone and have taken advantage of the weaker price to add to the Fund's position.

  – Skyworks Solutions detracted from Fund returns. The company is a supplier to Apple and has traded down along with Apple for much of the 12-month period. (For details, see "Portfolio highlights.")

  – Although NII Holdings was a detractor for the 12 months, performance improved toward the end of the reporting period. The telecommunications company's earnings were hurt when the Mexican peso and Brazilian real declined against the US dollar. We believe that NII has strong fundamentals and good future growth prospects and continued to hold the stock. When the price declined, we added to our position, viewing the company as inexpensive relative to its asset value. Our thesis was validated when the company announced it would liquidate some of its assets in Peru. NII became the top positive contributor for the Fund during the second quarter of 2013.

Portfolio highlights

•  Hertz Global Holdings is a worldwide airport general use car rental brand operating from approximately 8,500 locations in 146 countries. We believe that Hertz is undervalued based on several factors. First, the auto rental industry has undergone significant changes in the past decade, which is enabling it to operate more efficiently. Second, industry consolidation is having a favorable impact on the underlying supply and pricing environments.

UBS U.S. Equity Opportunity Fund

Finally, Hertz has a solid management team that was put into place by private equity. We believe that the team is successfully managing Hertz's business to optimize the new industry dynamics.

•  Citigroup continues to rationalize its balance sheet, wind down bad assets in Citi Holdings, engineer expense reductions, improve liquidity and take share in its core businesses. The company transferred $45 billion of retail partner cards back to Citicorp, and finished selling its Smith Barney joint venture back to Morgan Stanley. Additionally, Citigroup has been aggressively selling minority stakes in several banks, including HDFC, Pudong Bank and Akbank, which should provide significant capital relief on a Basel III basis. We expect to see strong earnings over the next several years as a result of solid revenue growth, improving expense discipline and better credit quality. Additionally, Citigroup should also benefit from its significant global exposure, particularly in the rapidly growing emerging markets.

•  We believe Morgan Stanley is well-positioned to leverage its core Global Wealth Management (GWM), Institutional Securities and Asset Management businesses into earnings growth and profitability metrics that are higher than average for the financial services industry. The company maintains strong global positions within the high-margin equity capital markets, M&A advisory and asset management businesses and is gaining share in the Fixed Income Clearing Corporation and debt capital markets. As management reallocates capital and resources to more client-centric, less capital-intensive businesses over time, we expect earnings volatility to decline and return on capital to improve.

•  Skyworks Solutions is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. We believe Skyworks' technology will become an increasingly larger portion of the content in wireless devices and should be boosted by further transitions to 3G and 4G networks.

•  American Capital Agency, a real estate investment trust, invests in residential mortgage pass-through securities and collateralized mortgage obligations on a leveraged basis. These investments consist of securities for which the principal and interest payments are guaranteed by US government-sponsored entities such as Fannie Mae, Freddie Mac and Ginnie Mae. We believe that the company can continue to deploy capital at attractive levels and provide a strong dividend yield, which is currently about 17%. Additionally, with the stock trading at only a modest premium to book value, we believe there is limited downside in the name and an opportunity for capital appreciation. As American Capital demonstrates repayment speeds well below industry averages, modest leverage and attractive interest rate spreads, we believe the company will be able to invest at returns well above its cost of capital for the foreseeable future.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Opportunity Fund

Average annual total returns for periods ended 06/30/13 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	24.92%	3.15%	5.63%
Class C2	23.88	2.35	4.84
Class Y3	25.27	3.44	5.91
After deducting maximum sales charge
Class A1	18.01%	1.99%	5.04%
Class C2	22.88	2.35	4.84
Russell 1000 Index[4]	21.24%	7.12%	7.67%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.90% and 1.21%; Class C—2.68% and 1.96%; Class Y—1.74% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Opportunity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
Amazon.com, Inc	5.0%
Citigroup, Inc.	4.5
Apple, Inc.	4.0
Google, Inc., Class A	3.6
UnitedHealth Group, Inc.	3.2
US Bancorp	3.2
Baxter International, Inc.	3.1
ServiceSource International, Inc.	3.0
MetLife, Inc.	3.0
Morgan Stanley	3.0
Total	35.6%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Common stocks
Airlines	2.66%
Biotechnology	7.13
Capital markets	3.02
Commercial banks	3.15
Computers & peripherals	5.98
Diversified consumer services	2.11
Diversified financial services	4.55
Electronic equipment, instruments & components	2.22
Energy equipment & services	4.28
Health care equipment & supplies	3.06
Health care providers & services	3.16
Insurance	3.04
Internet & catalog retail	5.01
Internet software & services	3.60
IT services	3.04
Life sciences tools & services	1.62
Multi-utilities	1.80
Oil, gas & consumable fuels	2.81
Pharmaceuticals	2.31
Real estate investment trust (REIT)	3.12
Road & rail	5.46
Semiconductors & semiconductor equipment	9.15
Software	3.98
Textiles, apparel & luxury goods	5.01
Tobacco	2.31
Wireless telecommunication services	2.04
Total common stocks	95.62%
Investment company
SPDR S&P 500 ETF Trust	1.92
Short-term investment	3.41
Investment of cash collateral from securities loaned	10.28
Total investments	111.23%
Liabilities, in excess of cash and other assets	(11.23)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Equity Opportunity Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 95.62%
Airlines: 2.66%
Spirit Airlines, Inc.*	34,800	$1,105,596
Biotechnology: 7.13%
Acorda Therapeutics, Inc.*	29,500	973,205
Alnylam Pharmaceuticals, Inc.*	10,900	338,009
Bluebird Bio, Inc.*	3,600	89,892
Epizyme, Inc.*	1,000	28,130
Gilead Sciences, Inc.*	15,700	803,997
Lexicon Pharmaceuticals, Inc.*	73,288	159,035
Ligand Pharmaceuticals, Inc., Class B*[1]	15,300	572,526
		2,964,794
Capital markets: 3.02%
Morgan Stanley	51,500	1,258,145
Commercial banks: 3.15%
US Bancorp	36,300	1,312,245
Computers & peripherals: 5.98%
Apple, Inc.	4,225	1,673,438
NetApp, Inc.*	21,500	812,270
		2,485,708
Diversified consumer services: 2.11%
Regis Corp.	53,400	876,828
Diversified financial services: 4.55%
Citigroup, Inc.	39,454	1,892,609
Electronic equipment, instruments & components: 2.22%
Hollysys Automation Technologies Ltd.*	74,400	923,304
Energy equipment & services: 4.28%
Baker Hughes, Inc.	21,200	977,956
Noble Corp.	21,400	804,212
		1,782,168
Health care equipment & supplies: 3.06%
Baxter International, Inc.	18,400	1,274,568
Health care providers & services: 3.16%
UnitedHealth Group, Inc.	20,100	1,316,148
Insurance: 3.04%
MetLife, Inc.	27,600	1,262,976
Internet & catalog retail: 5.01%
Amazon.com, Inc.*	7,500	2,082,675
Internet software & services: 3.60%
Google, Inc., Class A*	1,700	1,496,629
	Shares	Value
IT services: 3.04%
ServiceSource International, Inc.*	135,800	$1,265,656
Life sciences tools & services: 1.62%
Bio-Rad Laboratories, Inc., Class A*	6,000	673,200
Multi-utilities: 1.80%
PG&E Corp.	16,400	749,972
Oil, gas & consumable fuels: 2.81%
BP PLC ADR[1]	28,045	1,170,598
Pharmaceuticals: 2.31%
Hospira, Inc.*	21,900	838,989
Impax Laboratories, Inc.*	6,000	119,700
		958,689
Real estate investment trust (REIT): 3.12%
American Capital Agency Corp.	25,900	595,441
Digital Realty Trust, Inc.[1]	11,500	701,500
		1,296,941
Road & rail: 5.46%
Hertz Global Holdings, Inc.*	47,100	1,168,080
Norfolk Southern Corp.	15,200	1,104,280
		2,272,360
Semiconductors & semiconductor equipment: 9.15%
Atmel Corp.*	137,900	1,013,565
Micron Technology, Inc.*	76,900	1,101,977
NXP Semiconductor NV*	25,200	780,696
Skyworks Solutions, Inc.*	41,600	910,624
		3,806,862
Software: 3.98%
Adobe Systems, Inc.*	18,900	861,084
Check Point Software Technologies Ltd.*[1]	16,000	794,880
		1,655,964
Textiles, apparel & luxury goods: 5.01%
Lululemon Athletica, Inc.*[1]	18,281	1,197,771
Ralph Lauren Corp.	5,100	886,074
		2,083,845
Tobacco: 2.31%
Philip Morris International, Inc.	11,100	961,482
Wireless telecommunication services: 2.04%
NII Holdings, Inc.*[1]	127,000	847,090
Total common stocks (cost $35,401,306)		39,777,052

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Investment company: 1.92%
SPDR S&P 500 ETF Trust (cost $815,750)	5,000	$800,050
Short-term investment: 3.41%
Investment company: 3.41%
UBS Cash Management Prime Relationship Fund[2] (cost $1,419,399)	1,419,399	1,419,399
	Shares	Value
Investment of cash collateral from securities loaned: 10.28%
UBS Private Money Market Fund LLC[2] (cost $4,275,608)	4,275,608	$4,275,608
Total investments: 111.23% (cost $41,912,063)		46,272,109
Liabilities, in excess of cash and other assets: (11.23)%		(4,672,879)
Net assets: 100.00%		$41,599,230

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $42,157,180; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,985,201
Gross unrealized depreciation	(870,272)
Net unrealized appreciation of investments	$4,114,929

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 50.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$39,777,052	$—	$—	$39,777,052
Investment company	800,050	—	—	800,050
Short-term investment	—	1,419,399	—	1,419,399
Investment of cash collateral from securities loaned	—	4,275,608	—	4,275,608
Total	$40,577,102	$5,695,007	$—	$46,272,109

At June 30, 2012, $3,056,448 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2013

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2013.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$577,073	$14,549,776	$13,707,450	$1,419,399	$1,726
UBS Private Money Market Fund LLC[a]	1,201,460	30,777,748	27,703,600	4,275,608	401
	$1,778,533	$45,327,524	$41,411,050	$5,695,007	$2,127

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 24.99% (Class A shares returned 18.10% after the deduction of the maximum sales charge), while Class Y shares returned 25.28%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 21.24% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 54; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to successful stock selection.

Portfolio performance summary1

What worked

•  Many financial stocks appeared attractively valued, which led us to overweight the sector. The Fund has positions in several well-capitalized financial firms that demonstrate competitive funding advantages, winning franchises and solid returns on equity. These firms should benefit as the US housing market improves and interest rates rise.

  – Citigroup was a top contributor to Fund performance. The company continues to return capital to shareholders through share buybacks and a steadily rising dividend. In December 2012, Citigroup announced it would cut 11,000 jobs—about 4% of its worldwide staff—and, as a result, should save as much as $1.1 billion per year in expenses. The market responded to this announcement by sending the share price higher. (For details, see "Portfolio highlights.")

  – Morgan Stanley was a positive contributor to the Fund's relative returns. Shares were up more than 16% in May 2013. As the company continued to downsize its volatile and capital-intensive investment bank, its business mix shifted toward the steady revenues of the wealth and asset management divisions. Shares headed higher, aided by strengthening capital markets, improving economic data and optimism about the housing market.

•  Several of the Fund's stock positions were positive for relative performance.

  – Hertz Global Holdings made the largest contribution to relative performance during the 12 months. The market continues to positively react to Hertz's recent acquisition of Dollar Thrifty Automotive Group. Shares of Hertz surged in March and April of 2013, after the company forecasted increased revenue, declining per-unit fleet costs, increased free cash flow and higher margins. During the reporting period, Hertz and China Auto Rental (CAR) announced that Hertz will acquire a 20% stake in CAR, China's domestic market leader in short- and long-term car rentals.

  – Micron Technology was the second largest contributor to Fund returns. Micron is a leading manufacturer of semiconductor memories. The company's shares rose after it posted solid financial results. Micron is completing its acquisition of Elpida at the same time the industry has seen significant consolidation, resulting in increased pricing power. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Large Cap Equity Fund

  – Shares of Spirit Airlines traded higher during the reporting period. Spirit recently announced the purchase of 20 A321 aircraft, as well as the conversion of 10 of its existing A320 aircraft orders, to A321 aircrafts. The airline plans to extend several of its current A319 operating leases, which we believe will further bolster the company's future growth capacity. (For details, see "Portfolio highlights.")

•  The Fund's underweight to the consumer staples sector was positive for performance. We believe that this defensive sector is overvalued, with share prices that were driven up by nervous investors. As the economy has started to recover, these stocks have lagged the broader market, rewarding our underweight position.

What didn't work

•  Several stock positions detracted from relative performance during the 12 months. While an underweight to the consumer discretionary sector slightly detracted from performance, it was the Fund's only negative sector position.

  – Apple was the largest detractor in the Fund. The company continues to face pressures regarding the distribution of the iPhone5, cannibalization of the iPad by the iPad Mini, and its declining share of the mobile device market. Despite competition from Samsung, we continue to believe in Apple's ability to offer innovative products. We view the sell-off as overdone and have taken advantage of the weaker price to add to the Fund's position.

  – American Capital Agency detracted from relative performance during the 12 months. The real estate investment trust reported a comprehensive loss per common share of $1.57 for the first quarter of 2013. Although this earnings report was a significant factor in the stock's decline, the entire sector suffered during the period. Residential mortgage-backed securities issued and guaranteed by any of the federal agencies in the US are being held back by worries about the end of the Federal Reserve's asset buying program. As interest rates rose during the second quarter of 2013, shares of American Capital sold off further. (For details, see "Portfolio highlights.")

  – Although NII Holdings was a detractor for the 12 months, performance improved toward the end of the reporting period. The telecommunications company's earnings were hurt when the Mexican peso and Brazilian real declined against the US dollar. We believe that NII has strong fundamentals and good future growth prospects and continued to hold the stock. When the price declined, we added to our position, viewing the company as inexpensive relative to its asset value. Our thesis was validated when the company announced it would liquidate some of its assets in Peru, and NII became the top positive contributor for the Fund during the second quarter of 2013.

  – Shares of ServiceSource International were negative for relative performance. The company has a unique business model that manages recurring revenue for technology companies. Its shares sold off after ServiceSource issued earnings guidance in late 2012 that was below analysts' estimates. We took advantage of the price weakness and increased our position in ServiceSource International, as we have confidence in the company's longer-term business model. The company posted better-than-expected earnings in the first quarter of 2013 and increased its outlook for capital expenditures and free cash flow for the year. ServiceSource International recovered, bolstered by heavy insider buying, and was the second largest positive contributor to the Fund during the second quarter. (For details, see "Portfolio highlights.")

UBS U.S. Large Cap Equity Fund

Portfolio highlights

•  Citigroup continues to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, improve liquidity and take share in its core businesses. The company transferred $45 billion of retail partner cards back to Citicorp and finished selling its Smith Barney joint venture back to Morgan Stanley. Additionally, Citigroup has been aggressively selling minority stakes in several banks, including HDFC, Pudong Bank and Akbank, which should provide significant capital relief on a Basel III basis. We expect to see strong earnings over the next several years as a result of solid revenue growth, improving expense discipline and better credit quality. Citigroup should also benefit from its significant global exposure, particularly in the rapidly growing emerging markets.

•  Micron Technology is fueling a major consolidation in the highly profitable mobile DRAM memory market with its acquisition of Elpida. The deal's favorable terms and expectations that the company would benefit from increased demand for smart phones and tablets helped drive Micron's stock higher. As the semiconductor industry is well-positioned, companies have little need to out-price competitors in order to gain market share. The declining yen also contributed to Micron's strong results.

•  Spirit Airlines continues to profit from industry consolidation, which helped its stock price rise during the 12 months. Spirit has demonstrated the ability to take market share from larger carriers by selling less expensive seats on the same routes. We believe the market is underestimating the cost per available seat mile and the financial strength advantages of Spirit compared to the legacy carriers. With its business model of selling discounted fares online, then charging for extras on board, we believe that Spirit has the potential to grow ancillary revenues at a higher rate than its competitors.

•  American Capital Agency, a real estate investment trust, invests in residential mortgage pass-through securities and collateralized mortgage obligations on a leveraged basis. These investments consist of securities for which the principal and interest payments are guaranteed by US government-sponsored entities such as Fannie Mae, Freddie Mac and Ginnie Mae. We believe the company can continue to deploy capital at attractive levels and provide a strong dividend yield, which is currently about 17%. Additionally, with the stock trading at only a modest premium to book value, we believe there is limited downside in the name and an opportunity for capital appreciation. As American Capital demonstrates repayment speeds well below industry averages, modest leverage and attractive interest rate spreads, we believe that the company will be able to invest at returns well above its cost of capital for the foreseeable future.

•  ServiceSource International is engaged in service revenue management, providing solutions that drive renewals of maintenance, support and subscription agreements for technology companies. Its business is built on its pay-for-performance model, in which customers pay the company based on renewal sales that it generates on their behalf. The company has invested significantly in new sales force members. We believe that ServiceSource International will accelerate revenue growth by further penetrating current customers, adding new customers and through sales of its new Renew OnDemand product.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 06/30/13 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	24.99%	5.22%	6.34%
Class C2	24.09	4.44	5.55
Class Y3	25.28	5.48	6.63
After deducting maximum sales charge
Class A1	18.10%	4.04%	5.74%
Class C2	23.09	4.44	5.55
Russell 1000 Index[4]	21.24%	7.12%	7.67%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.24% and 1.20%; Class C—2.02% and 1.95%; Class Y—0.97% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2013

Percentage of net assets
Apple, Inc.	3.8%
JPMorgan Chase & Co.	3.1
Amazon.com, Inc.	3.0
Norfolk Southern Corp.	2.9
Citigroup, Inc.	2.7
US Bancorp	2.6
Philip Morris International, Inc.	2.6
Baxter International, Inc.	2.5
Wells Fargo & Co.	2.2
UnitedHealth Group, Inc.	2.1
Total	27.5%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	1.95%
Airlines	1.72
Biotechnology	2.81
Capital markets	3.03
Chemicals	1.45
Commercial banks	4.86
Commercial services & supplies	1.52
Computers & peripherals	5.25
Diversified financial services	5.79
Electric utilities	0.93
Energy equipment & services	5.83
Food products	2.01
Health care equipment & supplies	2.51
Health care providers & services	3.15
Hotels, restaurants & leisure	1.57
Insurance	3.09
Internet & catalog retail	3.02
IT services	1.52
Life sciences tools & services	0.88
Machinery	3.23
Media	4.74
Metals & mining	1.89
Multiline retail	1.68
Multi-utilities	2.07
Oil, gas & consumable fuels	2.16
Pharmaceuticals	5.25
Real estate investment trust (REIT)	2.60
Road & rail	4.30
Semiconductors & semiconductor equipment	8.07
Software	4.40
Textiles, apparel & luxury goods	1.16
Tobacco	2.61
Wireless telecommunication services	1.79
Total common stocks	98.84%
Short-term investment	2.18
Investment of cash collateral from securities loaned	3.30
Total investments	104.32%
Liabilities, in excess of cash and other assets	(4.32)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 98.84%
Aerospace & defense: 1.95%
General Dynamics Corp.	39,100	$3,062,703
Airlines: 1.72%
Spirit Airlines, Inc.*	85,300	2,709,981
Biotechnology: 2.81%
Acorda Therapeutics, Inc.*	31,100	1,025,989
Alnylam Pharmaceuticals, Inc.*	19,000	589,190
Bluebird Bio, Inc.*	9,600	239,712
Epizyme, Inc.*[1]	8,400	236,292
Gilead Sciences, Inc.*	35,100	1,797,471
Lexicon Pharmaceuticals, Inc.*	246,600	535,122
		4,423,776
Capital markets: 3.03%
Invesco Ltd.	46,400	1,475,520
Morgan Stanley	134,700	3,290,721
		4,766,241
Chemicals: 1.45%
Dow Chemical Co.	70,900	2,280,853
Commercial banks: 4.86%
US Bancorp	113,700	4,110,255
Wells Fargo & Co.	85,550	3,530,648
		7,640,903
Commercial services & supplies: 1.52%
Waste Management, Inc.	59,400	2,395,602
Computers & peripherals: 5.25%
Apple, Inc.	15,000	5,941,200
NetApp, Inc.*	61,100	2,308,358
		8,249,558
Diversified financial services: 5.79%
Citigroup, Inc.	87,830	4,213,205
JPMorgan Chase & Co.	92,700	4,893,633
		9,106,838
Electric utilities: 0.93%
Edison International	30,400	1,464,064
Energy equipment & services: 5.83%
Baker Hughes, Inc.	54,600	2,518,698
Halliburton Co.	70,100	2,924,572
McDermott International, Inc.*	186,000	1,521,480
Noble Corp.	58,600	2,202,188
		9,166,938
	Shares	Value
Food products: 2.01%
Mondelez International, Inc., Class A	110,700	$3,158,271
Health care equipment & supplies: 2.51%
Baxter International, Inc.	57,000	3,948,390
Health care providers & services: 3.15%
Cardinal Health, Inc.	34,800	1,642,560
UnitedHealth Group, Inc.	50,600	3,313,288
		4,955,848
Hotels, restaurants & leisure: 1.57%
Starbucks Corp.	37,800	2,475,522
Insurance: 3.09%
Lincoln National Corp.	56,600	2,064,202
MetLife, Inc.	61,100	2,795,936
		4,860,138
Internet & catalog retail: 3.02%
Amazon.com, Inc.*	17,100	4,748,499
IT services: 1.52%
ServiceSource International, Inc.*	256,700	2,392,444
Life sciences tools & services: 0.88%
Bio-Rad Laboratories, Inc., Class A*	12,400	1,391,280
Machinery: 3.23%
Illinois Tool Works, Inc.	40,300	2,787,551
Parker Hannifin Corp.	24,100	2,299,140
		5,086,691
Media: 4.74%
Comcast Corp., Class A	74,900	3,136,812
Time Warner, Inc.	38,800	2,243,416
Viacom, Inc., Class B	30,400	2,068,720
		7,448,948
Metals & mining: 1.89%
Commercial Metals Co.	98,300	1,451,891
Freeport-McMoRan Copper & Gold, Inc.	55,200	1,524,072
		2,975,963
Multiline retail: 1.68%
Macy's, Inc.	55,000	2,640,000
Multi-utilities: 2.07%
PG&E Corp.	71,300	3,260,549
Oil, gas & consumable fuels: 2.16%
EOG Resources, Inc.	10,400	1,369,472
Hess Corp.	30,500	2,027,945
		3,397,417

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Concluded)
Pharmaceuticals: 5.25%
Allergan, Inc.	12,800	$1,078,272
Eli Lilly & Co.	31,300	1,537,456
Hospira, Inc.*	62,400	2,390,544
Impax Laboratories, Inc.*	43,100	859,845
Salix Pharmaceuticals Ltd.*	20,900	1,382,535
Teva Pharmaceutical Industries Ltd. ADR	25,700	1,007,440
		8,256,092
Real estate investment trust (REIT): 2.60%
American Capital Agency Corp.	76,300	1,754,137
Digital Realty Trust, Inc.[1]	38,300	2,336,300
		4,090,437
Road & rail: 4.30%
Hertz Global Holdings, Inc.*	86,500	2,145,200
Norfolk Southern Corp.	63,600	4,620,541
		6,765,741
Semiconductors & semiconductor equipment: 8.07%
Atmel Corp.*	246,200	1,809,570
Avago Technologies Ltd.	40,300	1,506,414
Broadcom Corp., Class A	74,500	2,515,120
Freescale Semiconductor Ltd.*[1]	34,600	468,830
Micron Technology, Inc.*	118,900	1,703,837
NXP Semiconductor NV*	75,200	2,329,696
Skyworks Solutions, Inc.*	107,800	2,359,742
		12,693,209
	Shares	Value
Software: 4.40%
Adobe Systems, Inc.*	65,300	$2,975,068
Check Point Software Technologies Ltd.*	41,700	2,071,656
Symantec Corp.	83,200	1,869,504
		6,916,228
Textiles, apparel & luxury goods: 1.16%
Ralph Lauren Corp.	10,500	1,824,270
Tobacco: 2.61%
Philip Morris International, Inc.	47,450	4,110,119
Wireless telecommunication services: 1.79%
NII Holdings, Inc.*[1]	422,300	2,816,741
Total common stocks (cost $130,975,188)		155,480,254
Short-term investment: 2.18%
Investment company: 2.18%
UBS Cash Management Prime Relationship Fund[2] (cost $3,425,892)	3,425,892	3,425,892
Investment of cash collateral from securities loaned: 3.30%
UBS Private Money Market Fund LLC[2] (cost $5,190,420)	5,190,420	5,190,420
Total investments: 104.32% (cost $139,591,500)		164,096,566
Liabilities, in excess of cash and other assets: (4.32)%		(6,800,918)
Net assets: 100.00%		$157,295,648

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $141,259,265; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,038,535
Gross unrealized depreciation	(2,201,234)
Net unrealized appreciation of investments	$22,837,301

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 59.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2013

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$155,480,254	$—	$—	$155,480,254
Short-term investment	—	3,425,892	—	3,425,892
Investment of cash collateral from securities loaned	—	5,190,420	—	5,190,420
Total	$155,480,254	$8,616,312	$—	$164,096,566

At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2013.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$2,622,278	$62,338,705	$61,535,091	$3,425,892	$5,275
UBS Private Money Market Fund LLC[a]	6,091,464	47,494,106	48,395,150	5,190,420	1,970
	$8,713,742	$109,832,811	$109,930,241	$8,616,312	$7,245

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 23.78% (Class A shares returned 16.99% after the deduction of the maximum sales charge), while Class Y shares returned 24.17%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 23.67% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 63; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund kept pace with the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Stock selection in the consumer discretionary sector resulted in an overweight to the sector and positively contributed to Fund returns.

  – Restoration Hardware, a home furnishings retailer, saw its shares rise after reporting better-than-expected sales and earnings for the first quarter. The company also raised guidance for fiscal 2013. The company is a multi-channel retailer that is shifting its real estate from legacy mall-based locations to high profile full-line design galleries, and the market approves. (For details, see "Portfolio highlights.")

  – Shares of Shutterfly, an operator of a photo-related website, rose on investor optimism that the company's competitors have reduced discounting. Shutterfly is gaining market share and improving its margins. We believe that the company will continue to benefit from a more rational pricing environment.

  – Bloomin' Brands is a casual dining company with a diverse portfolio of restaurants that includes Outback Steakhouse, Carrabba's Italian Grill and Bonefish Grill. The company outperformed after posting better-than-expected earnings in early 2013 and reporting growth in same store sales. We believe that Bloomin' has the potential to improve profitability by expanding overseas.

•  Several stock positions within the energy sector were positive for performance during the reporting period.

  – Shares of Gulfport Energy Corp., an independent oil and gas exploration and production company, rose during the reporting period, after the company reported strong ultimate recovery numbers for the first two of its Utica shale wells to begin production. (For details, see "Portfolio highlights.")

  – Bonanza Creek was another successful oil and natural gas holding for the Fund. The company's shares traded higher as investors became more confident about Bonanza's ability to develop the acreage it owns in the Niobrara shale.

•  Another successful holding was Rock-Tenn Co. The manufacturer of corrugated packaging, recycled paperboard and display products performed well after posting earnings for the first quarter of 2013 that were above consensus expectations. Rock-Tenn continues to benefit from the solid execution of its restructuring and modernization plan. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

What didn't work

•  Stock selection in the technology sector detracted from relative performance during the 12 months.

  – Procera Networks was the largest negative contributor to Fund returns during the reporting period. The company is a leading provider of deep packet inspection appliances and software. Procera's shares declined after its first quarter 2013 sales and earnings came in below consensus estimates.

  – Shares of Mellanox Technologies, a semiconductor company, traded down after it reported a large inventory buildup during the first quarter of 2013. Investors feared the implications of Mellanox's lower-than-expected device sales, which led to weakness in the stock price.

  – Although OSI Systems made modest gains during the 12-month period, the stock was not able to keep pace with its peers. OSI is a diversified manufacturer of security screening systems, medical monitors and electrical components. The company reported second fiscal quarter 2013 sales that missed consensus estimates. The revenue shortfall was due to unexpectedly weak results in OSI's healthcare division. (For details, see "Portfolio highlights.")

•  Several of the Fund's healthcare holdings disappointed during the reporting period.

  – The Fund's position in Cepheid, a molecular diagnostics company, detracted from its relative returns after the company lowered earnings guidance several times during the 12 months. Macro uncertainties in the healthcare sector negatively impacted Cepheid's results.

  – HMS Holdings is a provider and coordinator of healthcare programs for government healthcare plans. The stock declined after the company reported quarterly sales and earnings below expectations and management reduced annual revenue guidance. Management lowered guidance based on slower than expected growth in Medicaid and Medicare Recovery Audit Contractor as well as a more conservative outlook on the recently won Medicare Coordination of Benefits contract.

  – Questcor Pharmaceuticals, a specialty pharmaceutical company that provides prescription drugs for central nervous system and immune system disorders, disappointed after Aetna announced it would limit reimbursements on one of Questcor's more popular drugs.

•  The Fund's underweight to industrials held back more robust performance, as industrials was one of the top performing sectors for the 12 months.

Portfolio highlights

•  Restoration Hardware is a specialty retailer of furniture, bathware, hardware, lighting, textiles, accessories and related merchandise. The company is transitioning its largely mall-based units to larger-format galleries. The galleries are roughly 20,000 square feet and have the capacity to showcase a significant portion of the company's merchandise under one roof. We believe that additional growth will come from planned product line expansions and new category introductions.

•  Gulfport Energy is an independent energy exploration and production company primarily focused on drilling for oil in North America. The company's legacy area of operations in southern Louisiana is complemented by its

UBS U.S. Small Cap Growth Fund

emerging oil plays in the Utica, Permian basin, Canadian oil sands and Niobrara. The Utica in Ohio is one of the newest and most exciting unconventional shale plays in North America, as the company has amassed an acreage position of over 60,000 net acres in the Utica, and plans to drill 20 gross wells in the play this year. The company also has an equity interest in the Grizzly Canadian Oil sands project, which is expected to begin production in 2013. The company has monetized a portion of its Permian basin assets through the initial public offering (IPO) of Diamondback Energy earlier in 2012.

•  Rock-Tenn manufactures containerboard, recycled paperboard, bleached paperboard, packaging products and merchandising displays. It operates within three segments: corrugated packaging, consumer packaging and recycling and waste solutions. Company management has been successful at integrating acquisitions and cutting costs. Margins have benefited from plant closures as well as pricing discipline. Management has an excellent track record with acquisitions. We believe there is a sizeable potential accretion of the company's recent acquisition of containerboard manufacturer Smurfit-Stone.

•  OSI Systems is a manufacturer of security inspection systems and medical monitoring systems. The company's primary division sells equipment that is used to scan baggage, cargo and vehicles for weapons, explosives, drugs and other contraband. In 2012, OSI announced a major win with the port of Puerto Rico, where the company will provide the equipment and turnkey cargo screening services. OSI is in the process of launching a new CT scanner for airport baggage screening that can operate at three times the speed of current scanners with similar accuracy rates. We believe that the healthcare division will see improving results as it starts to benefit from a new product cycle. Most of the company's new monitors now offer increased functionality and touch screen interfaces.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/13 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	23.78%	8.53%	8.95%
Class C2	22.83	7.73	8.13
Class Y3	24.17	8.81	9.23
After deducting maximum sales charge
Class A1	16.99%	7.32%	8.33%
Class C2	21.83	7.73	8.13
Russell 2000 Growth Index[4]	23.67%	8.89%	9.62%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.58% and 1.41%; Class C—2.36% and 2.16%; Class Y—1.16% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class Y versus the Russell 2000 Growth Index over the 10 years ended June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
OSI Systems, Inc.	2.1%
Chart Industries, Inc.	2.0
Ultimate Software Group, Inc.	2.0
Restoration Hardware Holdings, Inc.	2.0
Rock Tenn Co., Class A	1.9
Infoblox, Inc.	1.9
Gulfport Energy Corp.	1.8
Spirit Airlines, Inc.	1.8
LKQ Corp.	1.7
Shutterfly, Inc.	1.7
Total	18.9%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	0.91%
Airlines	1.78
Auto components	1.93
Biotechnology	5.62
Building products	1.00
Chemicals	0.48
Commercial banks	2.07
Commercial services & supplies	0.60
Communications equipment	2.28
Computers & peripherals	1.43
Construction & engineering	1.39
Containers & packaging	1.91
Distributors	1.69
Electrical equipment	2.33
Electronic equipment, instruments & components	3.97
Energy equipment & services	2.18
Food & staples retailing	2.33
Health care equipment & supplies	3.30
Health care providers & services	2.79
Health care technology	0.86
Hotels, restaurants & leisure	3.69
Household durables	2.79
Internet & catalog retail	3.25
Internet software & services	1.00
Machinery	4.82
Media	1.47
Oil, gas & consumable fuels	4.82
Paper & forest products	0.60
Pharmaceuticals	3.44
Real estate investment trust (REIT)	1.86
Road & rail	2.75
Semiconductors & semiconductor equipment	3.98
Software	14.32
Specialty retail	5.08
Textiles, apparel & luxury goods	1.08
Thrifts & mortgage finance	0.96
Total common stocks	96.76%
Investment company
iShares Russell 2000 Growth Index Fund	1.51
Short-term investment	1.68
Investment of cash collateral from securities loaned	13.39
Total investments	113.34%
Liabilities, in excess of cash and other assets	(13.34)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 96.76%
Aerospace & defense: 0.91%
KEYW Holding Corp.*[1]	143,600	$1,902,700
Airlines: 1.78%
Spirit Airlines, Inc.*	116,700	3,707,559
Auto components: 1.93%
Drew Industries, Inc.	47,600	1,871,632
Tenneco, Inc.*	47,600	2,155,328
		4,026,960
Biotechnology: 5.62%
Ariad Pharmaceuticals, Inc.*	56,900	995,181
Cepheid, Inc.*	73,200	2,519,544
Exact Sciences Corp.*	118,300	1,645,553
Halozyme Therapeutics, Inc.*[1]	95,900	761,446
Incyte Corp. Ltd.*	53,000	1,166,000
Medivation, Inc.*	39,300	1,933,560
Seattle Genetics, Inc.*[1]	61,300	1,928,498
Synageva BioPharma Corp.*	17,800	747,600
		11,697,382
Building products: 1.00%
NCI Building Systems, Inc.*	136,200	2,082,498
Chemicals: 0.48%
LSB Industries, Inc.*	32,900	1,000,489
Commercial banks: 2.07%
Columbia Banking System, Inc.	41,000	976,210
National Bank Holdings Corp., Class A	94,700	1,865,590
Webster Financial Corp.	56,900	1,461,192
		4,302,992
Commercial services & supplies: 0.60%
Clean Harbors, Inc.*	24,900	1,258,197
Communications equipment: 2.28%
Aruba Networks, Inc.*	98,800	1,517,568
Finisar Corp.*	104,621	1,773,326
Procera Networks, Inc.*	105,600	1,449,888
		4,740,782
Computers & peripherals: 1.43%
Stratasys Ltd.*[1]	35,500	2,972,770
Construction & engineering: 1.39%
EMCOR Group, Inc.	71,000	2,886,150
Containers & packaging: 1.91%
Rock Tenn Co., Class A	39,756	3,970,829
	Shares	Value
Distributors: 1.69%
LKQ Corp.*	136,400	$3,512,300
Electrical equipment: 2.33%
EnerSys	61,600	3,020,864
Regal-Beloit Corp.	28,200	1,828,488
		4,849,352
Electronic equipment, instruments & components: 3.97%
InvenSense, Inc.*[1]	178,600	2,746,868
OSI Systems, Inc.*	69,100	4,451,422
Universal Display Corp.*[1]	38,400	1,079,424
		8,277,714
Energy equipment & services: 2.18%
Hornbeck Offshore Services, Inc.*	59,200	3,167,200
Pioneer Energy Services Corp.*	207,000	1,370,340
		4,537,540
Food & staples retailing: 2.33%
Susser Holdings Corp.*	46,300	2,216,844
United Natural Foods, Inc.*	48,900	2,640,111
		4,856,955
Health care equipment & supplies: 3.30%
Antares Pharma, Inc.*[1]	254,900	1,060,384
Insulet Corp.*	80,700	2,534,787
ResMed, Inc.[1]	44,700	2,017,311
Thoratec Corp.*	40,000	1,252,400
		6,864,882
Health care providers & services: 2.79%
Air Methods Corp.	67,500	2,286,900
IPC The Hospitalist Co., Inc.*	42,000	2,157,120
Mednax, Inc.*	15,000	1,373,700
		5,817,720
Health care technology: 0.86%
HMS Holdings Corp.*	76,535	1,783,266
Hotels, restaurants & leisure: 3.69%
AFC Enterprises, Inc.*	72,700	2,612,838
Bloomin' Brands, Inc.*	60,700	1,510,216
Buffalo Wild Wings, Inc.*	25,300	2,483,448
Noodles & Co.*	29,200	1,073,100
		7,679,602
Household durables: 2.79%
Meritage Homes Corp.*	49,300	2,137,648
Ryland Group, Inc.	68,500	2,746,850
TRI Pointe Homes, Inc.*	55,600	921,848
		5,806,346

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Concluded)
Internet & catalog retail: 3.25%
HomeAway, Inc.*[1]	100,700	$3,256,638
Shutterfly, Inc.*	62,800	3,503,612
		6,760,250
Internet software & services: 1.00%
Marin Software, Inc.*	158,400	1,622,016
Textura Corp.*	18,000	468,180
		2,090,196
Machinery: 4.82%
Chart Industries, Inc.*	45,200	4,252,868
ESCO Technologies, Inc.	59,900	1,939,562
Wabash National Corp.*	180,649	1,839,007
Woodward, Inc.	50,000	2,000,000
		10,031,437
Media: 1.47%
Imax Corp.*[1]	122,900	3,055,294
Oil, gas & consumable fuels: 4.82%
Approach Resources, Inc.*[1]	68,400	1,680,588
Bonanza Creek Energy, Inc.*	67,300	2,386,458
Gulfport Energy Corp.*	80,100	3,770,307
Midstates Petroleum Co., Inc.*	131,700	712,497
Solazyme, Inc.*[1]	127,500	1,494,300
		10,044,150
Paper & forest products: 0.60%
Boise Cascade Co.*	49,100	1,247,631
Pharmaceuticals: 3.44%
Nektar Therapeutics*	75,000	866,250
Pacira Pharmaceuticals, Inc.*	47,800	1,386,200
Questcor Pharmaceuticals, Inc.[1]	56,600	2,573,036
ViroPharma, Inc.*	81,900	2,346,435
		7,171,921
Real estate investment trust (REIT): 1.86%
Aviv REIT Inc.*	54,900	1,388,421
BioMed Realty Trust, Inc.	36,200	732,326
DuPont Fabros Technology, Inc.	37,400	903,210
Franklin Street Properties Corp.	64,600	852,720
		3,876,677
	Shares	Value
Road & rail: 2.75%
Con-way, Inc.	68,400	$2,664,864
Landstar System, Inc.	9,300	478,950
Saia, Inc.*	86,300	2,586,411
		5,730,225
Semiconductors & semiconductor equipment: 3.98%
Cavium, Inc.*	78,800	2,787,156
Magnachip Semiconductor Corp.*	139,500	2,548,665
Mellanox Technologies Ltd.*[1]	35,992	1,781,604
Skyworks Solutions, Inc.*	53,300	1,166,737
		8,284,162
Software: 14.32%
Cyan, Inc.*	161,600	1,688,720
FactSet Research Systems, Inc.[1]	22,200	2,263,068
Infoblox, Inc.*	134,600	3,938,396
NICE Systems Ltd. ADR	54,100	1,995,749
Proofpoint, Inc.*	139,700	3,384,931
QLIK Technologies, Inc.*	81,000	2,289,870
Rally Software Development Corp.*	43,400	1,077,188
Silver Spring Networks, Inc.*[1]	86,721	2,162,822
Splunk, Inc.*	51,800	2,401,448
Synchronoss Technologies, Inc.*	81,000	2,500,470
Tableau Software, Inc., Class A*	36,500	2,022,830
Ultimate Software Group, Inc.*	34,904	4,093,890
		29,819,382
Specialty retail: 5.08%
ANN, Inc.*	66,400	2,204,480
Asbury Automotive Group, Inc.*	70,800	2,839,080
Francesca's Holdings Corp.*[1]	52,417	1,456,668
Restoration Hardware Holdings, Inc.*	54,400	4,080,000
		10,580,228
Textiles, apparel & luxury goods: 1.08%
PVH Corp.	18,000	2,250,900
Thrifts & mortgage finance: 0.96%
EverBank Financial Corp.	121,000	2,003,760
Total common stocks (cost $147,358,069)		201,481,198
Investment company: 1.51%
iShares Russell 2000 Growth Index Fund[1] (cost $3,037,056)	28,200	3,144,582

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Short-term investment: 1.68%
Investment company: 1.68%
UBS Cash Management Prime Relationship Fund[2] (cost $3,491,150)	3,491,150	$3,491,150
Investment of cash collateral from securities loaned: 13.39%
UBS Private Money Market Fund LLC[2] (cost $27,876,921)	27,876,921	27,876,921
Total investments: 113.34% (cost $181,763,196)		235,993,851
Liabilities, in excess of cash and other assets: (13.34)%		(27,774,008)
Net assets: 100.00%		$208,219,843

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $182,068,408; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$59,792,149
Gross unrealized depreciation	(5,866,706)
Net unrealized appreciation of investments	$53,925,443

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 69.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$201,481,198	$—	$—	$201,481,198
Investment company	3,144,582	—	—	3,144,582
Short-term investment	—	3,491,150	—	3,491,150
Investment of cash collateral from securities loaned	—	27,876,921	—	27,876,921
Total	$204,625,780	$31,368,071	$—	$235,993,851

At June 30, 2013, there were no transfers between Level 1 and Level 2.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2013

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2013.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$1,394,321	$43,030,958	$40,934,129	$3,491,150	$4,922
UBS Private Money Market Fund LLC[a]	19,982,605	169,951,919	162,057,603	27,876,921	9,180
	$21,376,926	$212,982,877	$202,991,732	$31,368,071	$14,102

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

The UBS Funds

Portfolio acronyms

ADR	American depositary receipt
CVA	Dutch certification—depositary certificate
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
NPV	No Par Value
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust
SAFEX	South African Futures Exchange
SDR	Special Depositary Receipt
SPDR	Standard & Poor's Depository Receipts

Counterparty abbreviations

CSI	Credit Suisse International
GSI	Goldman Sachs International

JPMCB   JPMorgan Chase Bank

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

The UBS Funds

June 30, 2013 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2013 to June 30, 2013.

The UBS Funds

June 30, 2013 (unaudited)

		Beginning account value January 1, 2013	Ending account value June 30, 2013	Expenses paid during period* 01/01/13 – 06/30/13	Expense ratio during period
UBS Equity Long-Short Multi-Strategy Fund
Class A	Actual	$1,000.00	$1,077.10	$22.15	4.30%
	Hypothetical (5% annual return before expenses)	1,000.00	1,003.47	21.36	4.30
Class C	Actual	1,000.00	1,074.20	26.90	5.23
	Hypothetical (5% annual return before expenses)	1,000.00	998.86	25.92	5.23
Class Y	Actual	1,000.00	1,077.60	21.74	4.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,003.87	20.97	4.22
UBS International Equity Fund
Class A	Actual	1,000.00	1,012.10	6.24	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class C	Actual	1,000.00	1,008.10	9.96	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class Y	Actual	1,000.00	1,013.40	4.99	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS U.S. Defensive Equity Fund
Class A	Actual	1,000.00	1,158.60	12.31	2.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.39	11.48	2.30
Class C	Actual	1,000.00	1,154.20	16.29	3.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.67	15.20	3.05
Class Y	Actual	1,000.00	1,160.00	10.98	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

June 30, 2013 (unaudited)

		Beginning account value January 1, 2013	Ending account value June 30, 2013	Expenses paid during period* 01/01/13 – 06/30/13	Expense ratio during period
UBS U.S. Equity Opportunity Fund
Class A	Actual	$1,000.00	$1,150.20	$6.40	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,146.90	10.38	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class Y	Actual	1,000.00	1,152.50	5.07	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,169.70	6.46	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,165.00	10.47	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class Y	Actual	1,000.00	1,170.90	5.11	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,192.10	7.61	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class C	Actual	1,000.00	1,188.30	11.67	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class Y	Actual	1,000.00	1,194.30	6.26	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2013

	UBS Equity Long-Short Multi-Strategy Fund	UBS International Equity Fund	UBS U.S. Defensive Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$12,833,653	$15,595,131	$15,534,557
Affiliated issuers	4,066,550	385,436	288
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	567,869	—
Foreign currency, at cost	129,241	223,632	—
	$17,029,444	$16,772,068	$15,534,845
Investments, at value:
Unaffiliated issuers	$14,323,241	$17,116,689	$19,668,542
Affiliated issuers	4,066,550	385,436	288
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	567,869	—
Foreign currency, at value	113,011	218,016	—
Cash	—	2,867	6,114
Receivables:
Investment securities sold	675,871	—	144,970
Interest	396	365	6
Fund shares sold	94	342	—
Foreign tax reclaims	12,442	114,110	—
Due from advisor	49,388	10,892	39,679
Dividends	27,682	49,493	42,819
Due from broker	242,591	—	—
Cash collateral for securities sold short	7,784,717	—	141,517
Outstanding swap agreements, at value	21,928	—	—
Unrealized appreciation on forward foreign currency contracts	21,914	39,128	—
Other assets	21,871	18,391	10,676
Total assets	27,361,696	18,523,598	20,054,611
Liabilities:
Payables:
Cash collateral from securities loaned	—	567,869	—
Investment securities purchased	642,841	—	97,594
Investment advisory and administration fee	—	—	—
Fund shares redeemed	—	1,274	122,029
Custody and fund accounting fees	14,433	8,341	10,841
Distribution and service fees	624	1,646	4,078
Trustees' fees	4,538	4,601	4,511
Dividends payable and security loan fees for securities sold short	21,826	—	9,875
Accrued expenses	90,182	91,043	69,698
Due to custodian	11,340	—	—
Options written, at value[2]	—	—	82,340
Securities sold short, at value[3]	10,408,937	—	5,000,195
Unrealized depreciation on forward foreign currency contracts	7,265	71,683	—
Total liabilities	11,201,986	746,457	5,401,161
Net assets	$16,159,710	$17,777,141	$14,653,450

1  The market value of securities loaned by UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, as of June 30, 2013 was $541,588, $4,169,193, $5,031,948 and $27,223,719, respectively.

2  Premiums received by UBS U.S. Defensive Equity Fund were $64,170.

3  Proceeds from securities sold short by UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Defensive Equity Fund were $9,945,706 and $3,950,430, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$36,217,056	$130,975,188	$150,395,125
Affiliated issuers	1,419,399	3,425,892	3,491,150
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	4,275,608	5,190,420	27,876,921
Foreign currency, at cost	9,300	—	—
	$41,921,363	$139,591,500	$181,763,196
Investments, at value:
Unaffiliated issuers	$40,577,102	$155,480,254	$204,625,780
Affiliated issuers	1,419,399	3,425,892	3,491,150
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	4,275,608	5,190,420	27,876,921
Foreign currency, at value	9,102	—	—
Cash	—	—	—
Receivables:
Investment securities sold	—	5,139,948	1,305,797
Interest	1,930	5,473	33,344
Fund shares sold	1,190	121,414	323,214
Foreign tax reclaims	—	—	—
Due from advisor	—	—	—
Dividends	68,182	362,419	14,147
Due from broker	—	—	—
Cash collateral for securities sold short	—	—	—
Outstanding swap agreements, at value	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	16,330	21,733	18,103
Total assets	46,368,843	169,747,553	237,688,456
Liabilities:
Payables:
Cash collateral from securities loaned	4,275,608	5,190,420	27,876,921
Investment securities purchased	356,475	7,007,577	1,221,392
Investment advisory and administration fee	571	94,477	169,985
Fund shares redeemed	5,767	59,806	80,739
Custody and fund accounting fees	6,675	12,414	12,342
Distribution and service fees	10,833	3,944	9,022
Trustees' fees	5,262	8,456	9,701
Dividends payable and security loan fees for securities sold short	—	—	—
Accrued expenses	108,422	74,811	88,511
Due to custodian	—	—	—
Options written, at value[2]	—	—	—
Securities sold short, at value[3]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	4,769,613	12,451,905	29,468,613
Net assets	$41,599,230	$157,295,648	$208,219,843

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2013

	UBS Equity Long-Short Multi-Strategy Fund	UBS International Equity Fund	UBS U.S. Defensive Equity Fund
Net assets consist of:
Beneficial interest	$15,921,578	$28,565,847	$32,751,617
Accumulated undistributed net investment income (loss)	(84,438)	394,560	497
Accumulated net realized loss	(737,502)	(12,696,568)	(21,164,714)
Net unrealized appreciation	1,060,072	1,513,302	3,066,050
Net assets	$16,159,710	$17,777,141	$14,653,450
Class A:
Net assets	$1,376,762	$5,432,553	$9,072,096
Shares outstanding	136,807	719,271	839,457
Net asset value and redemption proceeds per share	$10.06	$7.55	$10.81
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.65	$7.99	$11.44
Class C:
Net assets	$412,922	$604,634	$2,631,658
Shares outstanding	41,937	81,383	251,032
Net asset value and offering price per share	$9.85	$7.43	$10.48
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.75	$7.36	$10.38
Class Y:
Net assets	$14,370,026	$11,739,954	$2,949,696
Shares outstanding	1,416,569	1,548,662	273,002
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$10.14	$7.58	$10.80

1  For Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$51,866,463	$277,334,187	$163,412,377
Accumulated undistributed net investment income (loss)	146,657	1,665,760	(538,727)
Accumulated net realized loss	(14,773,738)	(146,209,365)	(8,884,462)
Net unrealized appreciation	4,359,848	24,505,066	54,230,655
Net assets	$41,599,230	$157,295,648	$208,219,843
Class A:
Net assets	$36,269,492	$8,534,234	$32,847,517
Shares outstanding	4,642,748	429,911	1,634,578
Net asset value and redemption proceeds per share	$7.81	$19.85	$20.10
Offering price per share (NAV per share plus maximum sales charge)[1]	$8.26	$21.01	$21.27
Class C:
Net assets	$4,026,114	$2,616,613	$2,936,573
Shares outstanding	526,033	137,278	160,545
Net asset value and offering price per share	$7.65	$19.06	$18.29
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$7.57	$18.87	$18.11
Class Y:
Net assets	$1,303,624	$146,144,801	$172,435,753
Shares outstanding	165,874	7,327,774	8,206,442
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$7.86	$19.94	$21.01

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2013

	UBS Equity Long-Short Multi-Strategy Fund	UBS International Equity Fund	UBS U.S. Defensive Equity Fund
Investment income:
Dividends	$317,062	$533,023	$384,893
Interest and other	2,268	3	—
Affiliated interest	9,024	568	7
Securities lending[1]	—	11,474	—
Foreign tax withheld	(12,566)	(35,993)	—
Total income	315,788	509,075	384,900
Expenses:
Advisory and administration	213,395	164,835	167,529
Distribution and service:
Class A	4,615	13,839	23,272
Class C	4,689	6,621	28,571
Transfer agency and related service fees:
Class A	8,349	4,561	6,606
Class C	—	709	4,183
Class Y	201	11,798	2,597
Custodian and fund accounting	75,819	53,632	68,264
Federal and state registration	37,126	38,734	35,308
Professional services	204,278	124,810	135,877
Shareholder reports	44,057	13,404	52,356
Trustees	16,998	17,281	16,929
Dividend expense and security loan fees for securities sold short	369,068	—	205,293
Interest expense	—	—	—
Other	25,404	22,095	13,672
Total expenses	1,003,999	472,319	760,457
Fee waivers and/or expense reimbursements by Advisor	(383,992)	(263,445)	(308,409)
Recoupment of expenses previously waived and/or reimbursed	—	—	—
Net expenses	620,007	208,874	452,048
Net investment income (loss)	(304,219)	300,201	(67,148)
Net realized gain (loss) on:
Investments in unaffiliated issuers	430,383	1,079,733	1,781,600
Futures contracts	13,980	—	—
Options written	—	—	58,163
Securities sold short	(508,034)	—	(781,484)
Swap agreements	245,251	—	—
Forward foreign currency contracts	27,177	110,645	—
Foreign currency transactions	8,420	(14,066)	—
Net realized gain	217,177	1,176,312	1,058,279
Change in net unrealized appreciation/depreciation on:
Investments	2,124,480	1,382,444	2,883,854
Futures contracts	(12,199)	—	—
Options written	—	—	(18,170)
Securities sold short	(982,263)	—	(386,450)
Swap agreements	21,928	—	—
Forward foreign currency contracts	13,354	(51,329)	—
Translation of other assets and liabilities denominated in foreign currency	(9,440)	(5,852)	—
Change in net unrealized appreciation/depreciation	1,155,860	1,325,263	2,479,234
Net realized and unrealized gain	1,373,037	2,501,575	3,537,513
Net increase in net assets resulting from operations	$1,068,818	$2,801,776	$3,470,365

1  Includes affiliated income from UBS Private Money Market Fund LLC of $248, $401, $1,970, and $9,180, for UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$658,424	$3,573,867	$733,053
Interest and other	—	—	—
Affiliated interest	1,726	5,275	4,922
Securities lending[1]	10,252	32,843	472,468
Foreign tax withheld	(1,359)	—	—
Total income	669,043	3,611,985	1,210,443
Expenses:
Advisory and administration	314,752	1,536,554	1,500,224
Distribution and service:
Class A	88,336	25,471	79,732
Class C	38,992	26,617	26,582
Transfer agency and related service fees:
Class A	35,950	9,772	63,232
Class C	5,598	2,803	5,711
Class Y	2,533	70,233	33,887
Custodian and fund accounting	44,042	78,439	62,944
Federal and state registration	41,088	42,141	40,320
Professional services	104,750	99,593	95,481
Shareholder reports	46,658	30,746	28,954
Trustees	19,606	35,216	32,580
Dividend expense and security loan fees for securities sold short	—	—	—
Interest expense	—	491	—
Other	29,068	35,103	31,022
Total expenses	771,373	1,993,179	2,000,669
Fee waivers and/or expense reimbursements by Advisor	(257,994)	(56,637)	(53,002)
Recoupment of expenses previously waived and/or reimbursed	—	—	24,515
Net expenses	513,379	1,936,542	1,972,182
Net investment income (loss)	155,664	1,675,443	(761,739)
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,566,225	32,514,296	14,356,038
Futures contracts	—	—	—
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	(3,257)	—	—
Net realized gain	4,562,968	32,514,296	14,356,038
Change in net unrealized appreciation/depreciation on:
Investments	4,311,176	13,988,632	22,468,800
Futures contracts	—	—	—
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(14)	—	—
Change in net unrealized appreciation/depreciation	4,311,162	13,988,632	22,468,800
Net realized and unrealized gain	8,874,130	46,502,928	36,824,838
Net increase in net assets resulting from operations	$9,029,794	$48,178,371	$36,063,099

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Equity Long-Short Multi-Strategy Fund		UBS International Equity Fund
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income (loss)	$(304,219)	$(384,660)	$300,201	$303,763
Net realized gain (loss)	217,177	(246,961)	1,176,312	(62,413)
Change in net unrealized appreciation/depreciation	1,155,860	155,211	1,325,263	(4,775,141)
Net increase (decrease) in net assets from operations	1,068,818	(476,410)	2,801,776	(4,533,791)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	(174,245)	(133,700)
Net realized gain	—	(1,900)	—	—
Total Class A dividends and distributions	—	(1,900)	(174,245)	(133,700)
Class C:
Net investment income	—	—	(16,321)	(6,054)
Net realized gain	—	(383)	—	—
Total Class C dividends and distributions	—	(383)	(16,321)	(6,054)
Class Y:
Net investment income	—	—	(459,040)	(323,365)
Net realized gain	—	(8,249)	—	—
Total Class Y dividends and distributions	—	(8,249)	(459,040)	(323,365)
Decrease in net assets from dividends and distributions	—	(10,532)	(649,606)	(463,119)
Beneficial interest transactions:
Proceeds from shares sold	190,285	490,585	847,379	2,294,118
Shares issued on reinvestment of dividends and distributions	—	2,071	634,993	450,533
Cost of shares redeemed	(2,493,069)	(2,565,576)	(5,104,108)	(6,987,583)
Redemption fees	259	296	1,194	3,259
Net decrease in net assets resulting from beneficial interest transactions	(2,302,525)	(2,072,624)	(3,620,542)	(4,239,673)
Decrease in net assets	(1,233,707)	(2,559,566)	(1,468,372)	(9,236,583)
Net assets, beginning of year	17,393,417	19,952,983	19,245,513	28,482,096
Net assets, end of year	$16,159,710	$17,393,417	$17,777,141	$19,245,513
Accumulated undistributed net investment income (loss)	$(84,438)	$(182,247)	$394,560	$629,006

The UBS Funds

Financial statements

	UBS U.S. Defensive Equity Fund
	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income (loss)	$(67,148)	$45,029
Net realized gain (loss)	1,058,279	863,846
Change in net unrealized appreciation/depreciation	2,479,234	(2,510,790)
Net increase (decrease) in net assets from operations	3,470,365	(1,601,915)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(15,570)	(13,232)
Net realized gain	—	—
Total Class A dividends and distributions	(15,570)	(13,232)
Class C:
Net investment income	—	—
Net realized gain	—	—
Total Class C dividends and distributions	—	—
Class Y:
Net investment income	(11,047)	(38,859)
Net realized gain	—	—
Total Class Y dividends and distributions	(11,047)	(38,859)
Decrease in net assets from dividends and distributions	(26,617)	(52,091)
Beneficial interest transactions:
Proceeds from shares sold	325,180	544,612
Shares issued on reinvestment of dividends and distributions	25,364	50,930
Cost of shares redeemed	(5,770,197)	(14,833,548)
Redemption fees	623	1,505
Net decrease in net assets resulting from beneficial interest transactions	(5,419,030)	(14,236,501)
Decrease in net assets	(1,975,282)	(15,890,507)
Net assets, beginning of year	16,628,732	32,519,239
Net assets, end of year	$14,653,450	$16,628,732
Accumulated undistributed net investment income (loss)	$497	$27,978

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Equity Opportunity Fund		UBS U.S. Large Cap Equity Fund
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income (loss)	$155,664	$353,286	$1,675,443	$1,813,145
Net realized gain	4,562,968	1,490,872	32,514,296	12,906,509
Change in net unrealized appreciation/depreciation	4,311,162	(4,623,756)	13,988,632	(20,143,748)
Net increase (decrease) in net assets from operations	9,029,794	(2,779,598)	48,178,371	(5,424,094)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(314,372)	(390,688)	(42,587)	(85,957)
Class C:
Net investment income	(2,897)	(6,536)	—	—
Class Y:
Net investment income	(15,975)	(22,220)	(1,751,528)	(1,766,182)
Decrease in net assets from dividends and distributions	(333,244)	(419,444)	(1,794,115)	(1,852,139)
Beneficial interest transactions:
Proceeds from shares sold	269,354	511,890	23,658,767	31,405,628
Shares issued on reinvestment of dividends and distributions	294,842	371,455	1,786,736	1,839,436
Cost of shares redeemed	(8,621,706)	(7,093,503)	(117,442,606)	(53,088,623)
Redemption fees	10	193	12,780	18,062
Net increase (decrease) in net assets resulting from beneficial interest transactions	(8,057,500)	(6,209,965)	(91,984,323)	(19,825,497)
Increase (decrease) in net assets	639,050	(9,409,007)	(45,600,067)	(27,101,730)
Net assets, beginning of year	40,960,180	50,369,187	202,895,715	229,997,445
Net assets, end of year	$41,599,230	$40,960,180	$157,295,648	$202,895,715
Accumulated undistributed net investment income (loss)	$146,657	$332,719	$1,665,760	$1,793,923

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income (loss)	$(761,739)	$(1,040,234)
Net realized gain	14,356,038	18,966,663
Change in net unrealized appreciation/depreciation	22,468,800	(16,661,999)
Net increase (decrease) in net assets from operations	36,063,099	1,264,430
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—
Class C:
Net investment income	—	—
Class Y:
Net investment income	—	—
Decrease in net assets from dividends and distributions	—	—
Beneficial interest transactions:
Proceeds from shares sold	64,623,738	24,795,784
Shares issued on reinvestment of dividends and distributions	—	—
Cost of shares redeemed	(33,380,685)	(38,678,760)
Redemption fees	10,101	24,644
Net increase (decrease) in net assets resulting from beneficial interest transactions	31,253,154	(13,858,332)
Increase (decrease) in net assets	67,316,253	(12,593,902)
Net assets, beginning of year	140,903,590	153,497,492
Net assets, end of year	$208,219,843	$140,903,590
Accumulated undistributed net investment income (loss)	$(538,727)	$(495,149)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of cash flows
For the year ended June 30, 2013

UBS Equity Long-Short Multi-Strategy Fund
Cash provided by operating activities:
Net increase in net assets from operations	$1,068,818
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(22,421,143)
Proceeds from disposition of investment securities	23,226,279
Covers of securities sold short	(21,337,152)
Proceeds from securities sold short	17,635,271
Proceeds from short-term investments, net	5,268,496
Net realized (gain)/loss on investments	(430,383)
Net realized (gain)/loss on securities sold short	508,034
Change in net unrealized appreciation/depreciation on investments	(2,124,480)
Change in net unrealized appreciation/depreciation on securities sold short	982,263
Change in net unrealized appreciation/depreciation on swap agreements, at value	(21,928)
Change in net unrealized appreciation/depreciation on forward foreign currency contracts	(13,354)
Decrease in interest receivable	817
Increase in foreign tax reclaims receivable	(3,863)
Increase in due from advisor	(40,516)
Increase in dividends receivable	(22,676)
Increase in due from broker	(184,623)
Decrease in cash collateral for futures contracts	47,064
Increase in cash collateral for securities sold short	(215,513)
Decrease in other assets	5,956
Increase in dividends payable and security loan fees for securities sold short	2,660
Increase in accrued expenses and other liabilities	20,078
Net cash provided by operating activities	1,950,105
Cash used in financing activities:
Proceeds from shares issued	192,595
Payment on shares redeemed	(2,514,000)
Redemption fees retained	259
Net cash used in financing activities	(2,321,146)
Net decrease in cash	(371,041)
Cash:
Beginning of year	472,712
End of year	$101,671

For the purposes of reporting the Statement of cash flows, the Fund considers all cash accounts (including foreign currencies) that are not subject to withdrawal restrictions or penalties to be cash and cash equivalents.

The UBS Funds

Financial statements

Statement of cash flows
For the year ended June 30, 2013

UBS U.S. Defensive Equity Fund
Cash provided by operating activities:
Net increase in net assets from operations	$3,470,365
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(10,708,258)
Proceeds from disposition of investment securities	18,208,184
Covers of securities sold short	(5,308,645)
Proceeds from securities sold short	3,234,697
Proceeds from options written	126,787
Cost of closing transactions on options written	(4,454)
Proceeds from short-term investments, net	106,061
Net realized (gain)/loss on investments	(1,781,600)
Net realized (gain)/loss on securities sold short	781,484
Net realized (gain)/loss on options written	(58,163)
Change in net unrealized appreciation/depreciation on investments	(2,883,854)
Change in net unrealized appreciation/depreciation on securities sold short	386,450
Change in net unrealized appreciation/depreciation on options written	18,170
Decrease in interest receivable	6
Increase in due from advisor	(27,667)
Decrease in dividends receivable	892
Increase in cash collateral for securities sold short	(121,167)
Decrease in other assets	1,290
Increase in dividends payable and security loan fees for securities sold short	3,392
Decrease in accrued expenses and other liabilities	(674)
Net cash provided by operating activities	5,443,296
Cash used in financing activities:
Proceeds from shares issued	325,438
Payment on shares redeemed	(5,767,524)
Redemption fees retained	623
Cash distributions paid to shareholders	(1,253)
Net cash used in financing activities	(5,442,716)
Net increase in cash	580
Cash:
Beginning of year	5,534
End of year	$6,114

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $25,364.

See accompanying notes to financial statements.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011
Net asset value, beginning of year	$9.43	$9.70	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.19)	(0.22)	(0.20)
Net realized and unrealized gain (loss)	0.82	(0.04)	(0.12)
Total income (loss) from investment operations	0.63	(0.26)	(0.32)
Redemption fees	0.00[3]	0.00[3]	0.02
Less dividends/distributions:
From net realized gains	—	(0.01)	—
Net asset value, end of year	$10.06	$9.43	$9.70
Total investment return[2]	6.68%	(2.73)%	(3.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.61%	5.76%	5.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.93%	4.25%	4.13%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%	1.75%	1.75%
Net investment loss	(2.04)%	(2.27)%	(2.07)%
Supplemental data:
Net assets, end of year (000's)	$1,377	$2,578	$4,466
Portfolio turnover rate	167%	242%	460%

	Class Y
	Year ended June 30,
	2013	2012	2011
Net asset value, beginning of year	$9.48	$9.72	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.18)	(0.19)	(0.18)
Net realized and unrealized gain (loss)	0.84	(0.04)	(0.10)
Total income (loss) from investment operations	0.66	(0.23)	(0.28)
Redemption fees	0.00[3]	—	—
Less dividends/distributions:
From net realized gains	—	(0.01)	—
Net asset value, end of year	$10.14	$9.48	$9.72
Total investment return[2]	6.96%	(2.51)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.16%	5.33%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.81%	4.08%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%
Net investment loss	(1.84)%	(2.00)%	(1.81)%
Supplemental data:
Net assets, end of year (000's)	$14,370	$14,215	$14,583
Portfolio turnover rate	167%	242%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011
Net asset value, beginning of year	$9.29	$9.63	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.27)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	0.83	(0.05)	(0.09)
Total income (loss) from investment operations	0.56	(0.33)	(0.37)
Redemption fees	0.00[3]	—	0.00[3]
Less dividends/distributions:
From net realized gains	—	(0.01)	—
Net asset value, end of year	$9.85	$9.29	$9.63
Total investment return[2]	6.03%	(3.58)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.88%	6.47%	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.75%	5.05%	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.50%	2.50%	2.50%
Net investment loss	(2.84)%	(3.01)%	(2.84)%
Supplemental data:
Net assets, end of year (000's)	$413	$600	$904
Portfolio turnover rate	167%	242%	460%

3  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS International Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.75	$8.21	$6.62	$6.48	$9.97
Income (loss) from investment operations:
Net investment income[1]	0.11	0.08	0.07	0.06	0.10
Net realized and unrealized gain (loss)	0.93	(1.40)	1.78	0.54	(2.89)
Total income (loss) from investment operations	1.04	(1.32)	1.85	0.60	(2.79)
Less dividends/distributions:
From net investment income	(0.24)	(0.14)	(0.26)	(0.46)	(0.16)
From net realized gains	—	—	—	—	(0.54)
Total dividends/distributions	(0.24)	(0.14)	(0.26)	(0.46)	(0.70)
Net asset value, end of year	$7.55	$6.75	$8.21	$6.62	$6.48
Total investment return[2]	15.49%	(15.99)%	28.14%	8.65%	(26.75)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.65%	2.28%	2.04%	1.76%	1.57%
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.49%	1.20%	0.93%	0.83%	1.50%
Supplemental data:
Net assets, end of year (000's)	$5,433	$5,576	$9,207	$6,875	$7,809
Portfolio turnover rate	41%	49%	76%	71%	124%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.77	$8.25	$6.65	$6.51	$10.05
Income (loss) from investment operations:
Net investment income[1]	0.13	0.11	0.09	0.06	0.12
Net realized and unrealized gain (loss)	0.94	(1.43)	1.79	0.57	(2.91)
Total income (loss) from investment operations	1.07	(1.32)	1.88	0.63	(2.79)
Less dividends/distributions:
From net investment income	(0.26)	(0.16)	(0.28)	(0.49)	(0.21)
From net realized gains	—	—	—	—	(0.54)
Total dividends/distributions	(0.26)	(0.16)	(0.28)	(0.49)	(0.75)
Net asset value, end of year	$7.58	$6.77	$8.25	$6.65	$6.51
Total investment return[2]	15.95%	(15.88)%	28.46%	8.94%	(26.62)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.40%	2.06%	1.78%	1.55%	1.42%
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.69%	1.52%	1.13%	0.84%	1.81%
Supplemental data:
Net assets, end of year (000's)	$11,740	$12,966	$17,829	$18,724	$66,665
Portfolio turnover rate	41%	49%	76%	71%	124%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS International Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.63	$8.02	$6.47	$6.34	$9.69
Income (loss) from investment operations:
Net investment income[1]	0.05	0.03	0.03	0.01	0.05
Net realized and unrealized gain (loss)	0.92	(1.36)	1.72	0.53	(2.80)
Total income (loss) from investment operations	0.97	(1.33)	1.75	0.54	(2.75)
Less dividends/distributions:
From net investment income	(0.17)	(0.06)	(0.20)	(0.41)	(0.06)
From net realized gains	—	—	—	—	(0.54)
Total dividends/distributions	(0.17)	(0.06)	(0.20)	(0.41)	(0.60)
Net asset value, end of year	$7.43	$6.63	$8.02	$6.47	$6.34
Total investment return[2]	14.72%	(16.59)%	27.14%	7.86%	(27.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.40%	3.06%	2.82%	2.56%	2.38%
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	0.65%	0.45%	0.32%	0.10%	0.75%
Supplemental data:
Net assets, end of year (000's)	$605	$703	$1,405	$866	$914
Portfolio turnover rate	41%	49%	76%	71%	124%

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.66	$8.94	$7.01	$6.31	$8.82
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.02	0.02	(0.01)	0.04
Net realized and unrealized gain (loss)	2.20	(0.29)	1.91	0.71	(2.48)
Total income (loss) from investment operations	2.17	(0.27)	1.93	0.70	(2.44)
Less dividends/distributions:
From net investment income	(0.02)	(0.01)	—	—	(0.07)
Net asset value, end of year	$10.81	$8.66	$8.94	$7.01	$6.31
Total investment return[2]	25.04%	(3.02)%	27.53%	11.09%	(27.52)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.79%	3.21%	2.54%	2.44%	2.47%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.81%	2.21%	2.03%	2.24%	2.24%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.34)%	0.26%	0.24%	(0.10)%	0.63%
Supplemental data:
Net assets, end of year (000's)	$9,072	$9,682	$16,726	$22,938	$33,137
Portfolio turnover rate	58%	85%	85%	130%	154%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.65	$8.94	$7.01	$6.30	$8.82
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.04	0.04	0.01	0.00[3]
Net realized and unrealized gain (loss)	2.19	(0.29)	1.92	0.70	(2.41)
Total income (loss) from investment operations	2.18	(0.25)	1.96	0.71	(2.41)
Less dividends/distributions:
From net investment income	(0.03)	(0.04)	(0.03)	—	(0.11)
Net asset value, end of year	$10.80	$8.65	$8.94	$7.01	$6.30
Total investment return[2]	25.26%	(2.80)%	27.91%	11.27%	(27.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.51%	2.85%	2.26%	2.16%	2.33%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.57%	1.93%	1.78%	2.00%	2.25%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	(0.09)%	0.50%	0.48%	0.12%	0.07%
Supplemental data:
Net assets, end of year (000's)	$2,950	$3,806	$10,764	$12,132	$95,804
Portfolio turnover rate	58%	85%	85%	130%	154%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS U.S. Defensive Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.45	$8.78	$6.93	$6.29	$8.74
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.11)	(0.04)	(0.04)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	2.14	(0.29)	1.89	0.70	(2.44)
Total income (loss) from investment operations	2.03	(0.33)	1.85	0.64	(2.45)
Less dividends/distributions:
From net investment income	—	—	—	—	—
Net asset value, end of year	$10.48	$8.45	$8.78	$6.93	$6.29
Total investment return[2]	24.02%	(3.76)%	26.70%	10.18%	(28.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.61%	4.04%	3.36%	3.27%	3.30%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.59%	2.96%	2.78%	2.98%	2.99%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(1.13)%	(0.49)%	(0.52)%	(0.85)%	(0.12)%
Supplemental data:
Net assets, end of year (000's)	$2,632	$3,141	$5,029	$6,810	$9,003
Portfolio turnover rate	58%	85%	85%	130%	154%

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.31	$6.74	$5.33	$4.94	$8.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.05	0.06	0.05	0.11
Net realized and unrealized gain (loss)	1.53	(0.42)	1.41	0.46	(2.66)
Total income (loss) from investment operations	1.56	(0.37)	1.47	0.51	(2.55)
Less dividends/distributions:
From net investment income	(0.06)	(0.06)	(0.06)	(0.12)	(0.06)
From net realized gains	—	—	—	—	(0.87)
Total dividends/distributions	(0.06)	(0.06)	(0.06)	(0.12)	(0.93)
Net asset value, end of year	$7.81	$6.31	$6.74	$5.33	$4.94
Total investment return[2]	24.92%	(5.33)%	27.57%	10.16%	(29.74)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.83%	1.89%	1.61%	1.61%	1.52%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.10%
Net investment income (loss)	0.45%	0.87%	0.88%	0.83%	1.89%
Supplemental data:
Net assets, end of year (000's)	$36,269	$35,538	$43,766	$41,012	$43,951
Portfolio turnover rate	89%	138%	85%	70%	67%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.35	$6.79	$5.36	$4.97	$8.46
Income (loss) from investment operations:
Net investment income[1]	0.05	0.07	0.07	0.06	0.12
Net realized and unrealized gain (loss)	1.54	(0.43)	1.43	0.47	(2.67)
Total income (loss) from investment operations	1.59	(0.36)	1.50	0.53	(2.55)
Less dividends/distributions:
From net investment income	(0.08)	(0.08)	(0.07)	(0.14)	(0.07)
From net realized gains	—	—	—	—	(0.87)
Total dividends/distributions	(0.08)	(0.08)	(0.07)	(0.14)	(0.94)
Net asset value, end of year	$7.86	$6.35	$6.79	$5.36	$4.97
Total investment return[2]	25.27%	(5.14)%	28.13%	10.39%	(29.53)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.67%	1.73%	1.48%	1.50%	1.45%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.85%
Net investment income	0.70%	1.12%	1.13%	1.07%	2.08%
Supplemental data:
Net assets, end of year (000's)	$1,304	$1,444	$1,576	$1,515	$2,174
Portfolio turnover rate	89%	138%	85%	70%	67%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.18	$6.59	$5.20	$4.83	$8.26
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	0.01	0.00[3]	0.06
Net realized and unrealized gain (loss)	1.50	(0.41)	1.39	0.45	(2.60)
Total income (loss) from investment operations	1.48	(0.40)	1.40	0.45	(2.54)
Less dividends/distributions:
From net investment income	(0.01)	(0.01)	(0.01)	(0.08)	(0.02)
From net realized gains	—	—	—	—	(0.87)
Total dividends/distributions	(0.01)	(0.01)	(0.01)	(0.08)	(0.89)
Net asset value, end of year	$7.65	$6.18	$6.59	$5.20	$4.83
Total investment return[2]	23.88%	(6.07)%	26.87%	9.08%	(30.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.62%	2.67%	2.40%	2.41%	2.33%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.85%
Net investment income (loss)	(0.30)%	0.12%	0.13%	0.08%	1.13%
Supplemental data:
Net assets, end of year (000's)	$4,026	$3,978	$4,992	$4,889	$5,429
Portfolio turnover rate	89%	138%	85%	70%	67%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.96	$16.46	$12.79	$11.48	$16.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.10	0.09	0.06	0.13
Net realized and unrealized gain (loss)	3.86	(0.51)	3.65	1.54	(4.84)
Total income (loss) from investment operations	3.97	(0.41)	3.74	1.60	(4.71)
Less dividends/distributions:
From net investment income	(0.08)	(0.09)	(0.07)	(0.29)	(0.07)
From net realized gains	—	—	—	—	(0.37)
Total dividends/distributions	(0.08)	(0.09)	(0.07)	(0.29)	(0.44)
Net asset value, end of year	$19.85	$15.96	$16.46	$12.79	$11.48
Total investment return[2]	24.99%	(2.47)%	29.28%	13.75%	(28.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.28%	1.24%	1.19%	1.33%	1.28%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%	1.20%	1.20%[3]	1.20%	1.28%
Net investment income (loss)	0.63%	0.64%	0.57%	0.47%	1.05%
Supplemental data:
Net assets, end of year (000's)	$8,534	$14,113	$19,832	$23,164	$34,406
Portfolio turnover rate	58%	65%	60%	50%	62%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.07	$16.60	$12.91	$11.62	$16.85
Income (loss) from investment operations:
Net investment income[1]	0.15	0.14	0.13	0.10	0.17
Net realized and unrealized gain (loss)	3.88	(0.52)	3.68	1.56	(4.91)
Total income (loss) from investment operations	4.03	(0.38)	3.81	1.66	(4.74)
Less dividends/distributions:
From net investment income	(0.16)	(0.15)	(0.12)	(0.37)	(0.12)
From net realized gains	—	—	—	—	(0.37)
Total dividends/distributions	(0.16)	(0.15)	(0.12)	(0.37)	(0.49)
Net asset value, end of year	$19.94	$16.07	$16.60	$12.91	$11.62
Total investment return[2]	25.28%	(2.23)%	29.57%	14.04%	(27.85)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	0.98%	0.97%	0.94%	0.99%	0.96%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%	0.95%	0.95%[3]	0.95%	0.96%
Net investment income	0.87%	0.90%	0.82%	0.72%	1.39%
Supplemental data:
Net assets, end of year (000's)	$146,145	$185,910	$206,555	$188,636	$217,821
Portfolio turnover rate	58%	65%	60%	50%	62%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.36	$15.88	$12.37	$11.14	$16.21
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.02)	(0.03)	(0.04)	0.04
Net realized and unrealized gain (loss)	3.72	(0.50)	3.54	1.50	(4.71)
Total income (loss) from investment operations	3.70	(0.52)	3.51	1.46	(4.67)
Less dividends/distributions:
From net investment income	—	—	—	(0.23)	(0.03)
From net realized gains	—	—	—	—	(0.37)
Total dividends/distributions	—	—	—	(0.23)	(0.40)
Net asset value, end of year	$19.06	$15.36	$15.88	$12.37	$11.14
Total investment return[2]	24.09%	(3.28)%	28.38%	12.92%	(28.57)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.04%	2.02%	2.00%	2.01%	1.96%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	1.95%	1.95%	1.96%
Net investment income (loss)	(0.11)%	(0.11)%	(0.18)%	(0.28)%	0.35%
Supplemental data:
Net assets, end of year (000's)	$2,617	$2,873	$3,467	$3,539	$4,719
Portfolio turnover rate	58%	65%	60%	50%	62%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.19	$16.00	$10.60	$8.56	$13.31
Income (loss) from investment operations:
Net investment (loss)[1]	(0.11)	(0.14)	(0.13)	(0.10)	(0.06)
Net realized and unrealized gain (loss)	4.02	0.33	5.53	2.14	(4.69)
Total income (loss) from investment operations	3.91	0.19	5.40	2.04	(4.75)
Less dividends/distributions:
From net realized gains	—	—	—	—	(0.00)[3]
Net asset value, end of year	$20.10	$16.19	$16.00	$10.60	$8.56
Total investment return[2]	23.78%	1.19%	50.94%	23.83%	(35.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.55%	1.57%	1.54%	1.60%	1.67%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%	1.28%
Net investment loss	(0.64)%	(0.93)%	(0.95)%	(1.00)%	(0.60)%
Supplemental data:
Net assets, end of year (000's)	$32,848	$31,015	$38,319	$28,586	$41,141
Portfolio turnover rate	42%	48%	55%	72%	73%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.88	$16.64	$11.00	$8.86	$13.74
Income (loss) from investment operations:
Net investment (loss)[1]	(0.08)	(0.11)	(0.10)	(0.08)	(0.03)
Net realized and unrealized gain (loss)	4.21	0.35	5.74	2.22	(4.85)
Total income (loss) from investment operations	4.13	0.24	5.64	2.14	(4.88)
Less dividends/distributions:
From net realized gains	—	—	—	—	(0.00)[3]
Net asset value, end of year	$21.01	$16.88	$16.64	$11.00	$8.86
Total investment return[2]	24.17%	1.44%	51.27%	24.15%	(35.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.13%	1.15%	1.13%	1.21%	1.25%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.15%[4]	1.15%[4]	1.15%[4]	1.15%	1.03%
Net investment loss	(0.41)%	(0.68)%	(0.70)%	(0.74)%	(0.36)%
Supplemental data:
Net assets, end of year (000's)	$172,436	$107,447	$112,186	$94,725	$134,378
Portfolio turnover rate	42%	48%	55%	72%	73%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.85	$14.78	$9.87	$8.03	$12.57
Income (loss) from investment operations:
Net investment (loss)[1]	(0.22)	(0.23)	(0.22)	(0.17)	(0.12)
Net realized and unrealized gain (loss)	3.66	0.30	5.13	2.01	(4.42)
Total income (loss) from investment operations	3.44	0.07	4.91	1.84	(4.54)
Less dividends/distributions:
From net realized gains	—	—	—	—	(0.00)[3]
Net asset value, end of year	$18.29	$14.85	$14.78	$9.87	$8.03
Total investment return[2]	22.83%	0.47%	49.75%	22.91%	(36.11)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.32%	2.35%	2.37%	2.50%	2.45%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%	2.03%
Net investment loss	(1.39)%	(1.68)%	(1.70)%	(1.75)%	(1.38)%
Supplemental data:
Net assets, end of year (000's)	$2,937	$2,442	$2,961	$2,336	$2,471
Portfolio turnover rate	42%	48%	55%	72%	73%
See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following six funds are covered in this report: UBS Equity Long-Short Multi-Strategy Fund (formerly, UBS Market Neutral Multi-Strategy Fund), UBS International Equity Fund, UBS U.S. Defensive Equity Fund (formerly, U.S. Equity Alpha Fund), UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived

The UBS Funds

Notes to financial statements

from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The UBS Funds

Notes to financial statements

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds' financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions

The UBS Funds

Notes to financial statements

for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Forward foreign currency contracts entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2013, except for forward foreign currency contracts for UBS International Equity Fund for which the average volume during the year was greater than at year end and for futures contracts for UBS Equity Long-Short Multi-Strategy Fund for which the average volume during the year was lower than at year end.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2013 is as follows:

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts[1]	$—	$21,914	$21,914
Swap agreements[1]	21,928	—	21,928
Total value	$21,928	$21,914	$43,842

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

Liability derivatives

	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts[1]	$(7,265)	$(7,265)
Total value	$(7,265)	$(7,265)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2013, were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Net realized gain[1]
Forward foreign currency contracts	$—	$27,177	$27,177
Futures contracts	13,980	—	13,980
Swap agreements	245,251	—	245,251
Total net realized gain	$259,231	$27,177	$286,408
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$13,354	$13,354
Futures contracts	(12,199)	—	(12,199)
Swap agreements	21,928	—	21,928
Total change in net unrealized appreciation/depreciation	$9,729	$13,354	$23,083

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of

The UBS Funds

Notes to financial statements

foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Portfolio swap: UBS Equity Long-Short Multi-Strategy Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund's investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, usually annually and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established at both the Fund and counterparty.

The swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty's failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund's activities in the portfolio swap are currently concentrated with a single highly rated counterparty. Investing in swaps results in a form of leverage (i.e., the Fund's risk of loss associated with these instruments may exceed their value as recorded on the Statement of assets and liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of the swap is reflected on the Statement of Assets and Liabilities as outstanding swap agreements, at value. Changes in the value of the swap are recognized as changes in unrealized appreciation or depreciation in the Statement of Operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the Statement of Operations.

F. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

The UBS Funds

Notes to financial statements

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

G. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

H. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could re-

The UBS Funds

Notes to financial statements

sult in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

I. Short sales: UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Equity Long-Short Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box"). There were no short sale transactions for UBS U.S. Small Cap Growth Fund during the year ended June 30, 2013.

J. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

K. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

L. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received

The UBS Funds

Notes to financial statements

through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2013, the following Fund recorded recapture commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS U.S. Equity Opportunity Fund	$1,097

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2013, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Equity Long-Short Multi-Strategy Fund	1.250%	1.250%	1.250%	1.250%	1.250%
UBS International Equity Fund	0.800	0.750	0.700	0.675	0.650
UBS U.S. Defensive Equity Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

For UBS International Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and

The UBS Funds

Notes to financial statements

dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each Fund as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2013, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed and/or (recouped)
UBS Equity Long-Short Multi-Strategy Fund	1.75%	2.50%	1.50%	$(50,378)	$201,316	$383,992
UBS International Equity Fund	1.25	2.00	1.00	(12,008)	150,709	263,445
UBS U.S. Defensive Equity Fund	1.50	2.25	1.25	(40,600)	155,842	308,409
UBS U.S. Equity Opportunity Fund	1.20	1.95	0.95	(2,010)	284,292	257,994
UBS U.S. Large Cap Equity Fund	1.20	1.95	0.95	84,762	1,387,856	56,637
UBS U.S. Small Cap Growth Fund	1.40	2.15	1.15	157,406	1,378,531	28,487[1]

1  Includes recoupment of $24,515 for Class Y.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the year ended June 30, 2013 are subject to repayment through June 30, 2016. At June 30, 2013, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016
UBS Equity Long-Short Multi-Strategy Fund—Class A	$148,473	$48,384	$50,539	$49,550
UBS Equity Long-Short Multi-Strategy Fund—Class C	27,436	7,708	9,695	10,033
UBS Equity Long-Short Multi-Strategy Fund—Class Y	703,821	199,178	180,234	324,409
UBS U.S. Defensive Equity Fund—Class A	410,444	104,994	120,672	184,778
UBS U.S. Defensive Equity Fund—Class C	134,437	35,648	41,247	57,542
UBS U.S. Defensive Equity Fund—Class Y	183,551	57,119	60,343	66,089
UBS U.S. Equity Opportunity Fund—Class A	664,860	183,453	259,111	222,296
UBS U.S. Equity Opportunity Fund—Class C	81,020	23,692	31,196	26,132
UBS U.S. Equity Opportunity Fund—Class Y	31,274	8,976	12,732	9,566
UBS U.S. Large Cap Equity Fund—Class A	15,221	—	7,040	8,181
UBS U.S. Large Cap Equity Fund—Class C	6,394	1,932	2,019	2,443
UBS U.S. Large Cap Equity Fund—Class Y	77,146	—	31,133	46,013
UBS U.S. Small Cap Growth Fund—Class A	150,440	47,545	54,371	48,524
UBS U.S. Small Cap Growth Fund—Class C	15,673	6,270	4,925	4,478

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2013, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Equity Long-Short Multi-Strategy Fund	$990	$12,079
UBS International Equity Fund	1,116	14,126
UBS U.S. Defensive Equity Fund	921	11,687
UBS U.S. Equity Opportunity Fund	2,581	30,460
UBS U.S. Large Cap Equity Fund	9,715	148,698
UBS U.S. Small Cap Growth Fund	12,579	121,693

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2013 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at June 30, 2013 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2013, were as follows:

Fund	UBS AG
UBS Equity Long-Short Multi-Strategy Fund	$4,326
UBS International Equity Fund	96
UBS U.S. Equity Opportunity Fund	83

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the distribution and/or service of Class A and Class C. Annual fees

The UBS Funds

Notes to financial statements

under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Equity Long-Short Multi-Strategy Fund	0.25%	1.00%
UBS International Equity Fund	0.25	1.00
UBS U.S. Defensive Equity Fund	0.25	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At June 30, 2013, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2013, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Equity Long-Short Multi-Strategy Fund—Class A	$288	$460
UBS Equity Long-Short Multi-Strategy Fund—Class C	336	—
UBS International Equity Fund—Class A	1,137	12,443
UBS International Equity Fund—Class C	509	—
UBS U.S. Defensive Equity Fund—Class A	1,909	645
UBS U.S. Defensive Equity Fund—Class C	2,169	—
UBS U.S. Equity Opportunity Fund—Class A	7,504	10,053
UBS U.S. Equity Opportunity Fund—Class C	3,329	—
UBS U.S. Large Cap Equity Fund—Class A	1,777	1,140
UBS U.S. Large Cap Equity Fund—Class C	2,167	—
UBS U.S. Small Cap Growth Fund—Class A	6,643	2,173
UBS U.S. Small Cap Growth Fund—Class C	2,379	37

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Equity Long-Short Multi-Strategy Fund	$2,094
UBS International Equity Fund	2,411
UBS U.S. Defensive Equity Fund	5,360
UBS U.S. Equity Opportunity Fund	14,308
UBS U.S. Large Cap Equity Fund	3,040
UBS U.S. Small Cap Growth Fund	9,509

The UBS Funds

Notes to financial statements

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments.

6. Purchases and sales of securities

For the year ended June 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Equity Long-Short Multi-Strategy Fund (long transactions)	$21,998,069	$22,109,377
UBS Equity Long-Short Multi-Strategy Fund (short sale transactions)	20,965,453	17,570,766
UBS International Equity Fund	7,386,888	11,108,622
UBS U.S. Defensive Equity Fund (long transactions)	10,469,182	17,779,606
UBS U.S. Defensive Equity Fund (short sale transactions)	5,263,570	3,234,697
UBS U.S. Equity Opportunity Fund	35,224,003	43,837,280
UBS U.S. Large Cap Equity Fund	111,731,175	202,652,224
UBS U.S. Small Cap Growth Fund	96,285,257	67,850,860

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Fund	Distributions paid from ordinary income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Equity Long-Short Multi-Strategy Fund	$—	$—	$10,532	$10,532
UBS International Equity Fund	649,606	463,119	—	463,119
UBS U.S. Defensive Equity Fund	26,617	52,091	—	52,091
UBS U.S. Equity Opportunity Fund	333,244	419,444	—	419,444
UBS U.S. Large Cap Equity Fund	1,794,115	1,852,139	—	1,852,139

At June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Equity Long-Short Multi-Strategy Fund	$—	$(622,024)	$907,026	$285,002
UBS International Equity Fund	449,007	(12,559,725)	1,322,012	(10,788,706)
UBS U.S. Defensive Equity Fund	—	(20,809,237)	2,711,070	(18,098,167)
UBS U.S. Equity Opportunity Fund	146,657	(14,528,621)	4,114,731	(10,267,233)
UBS U.S. Large Cap Equity Fund	1,661,892	(144,537,733)	22,837,302	(120,038,539)
UBS U.S. Small Cap Growth Fund	—	(9,117,976)	53,925,442	44,807,466

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2013 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Equity Long-Short Multi-Strategy Fund	$402,028	$(257,980)	$(144,048)
UBS International Equity Fund	114,959	(114,959)	—
UBS U.S. Defensive Equity Fund	66,284	361	(66,645)
UBS U.S. Equity Opportunity Fund	(8,482)	8,482	—
UBS U.S. Large Cap Equity Fund	(9,491)	9,491	—
UBS U.S. Small Cap Growth Fund	718,161	(5,599)	(712,562)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the following Funds had post-enactment net capital losses incurred that will be carried forward indefinitely as follows:

Fund	Short-term losses	Long-term losses
UBS Equity Long-Short Multi-Strategy Fund	$—	$170,608
UBS International Equity Fund	52,989	—

The UBS Funds

Notes to financial statements

At June 30, 2013, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS International Equity Fund	$247,360	$12,259,376
UBS U.S. Defensive Equity Fund	8,110,289	12,503,688
UBS U.S. Equity Opportunity Fund	—	14,528,621
UBS U.S. Large Cap Equity Fund	—	144,537,733
UBS U.S. Small Cap Growth Fund	—	8,464,021

During the fiscal year ended June 30, 2013, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Equity Long-Short Multi-Strategy Fund	$79,162
UBS U.S. Defensive Equity Fund	1,212,929
UBS U.S. Equity Opportunity Fund	4,522,403
UBS U.S. Large Cap Equity Fund	32,669,639
UBS U.S. Small Cap Growth Fund	14,361,999

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2013, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short-term
UBS Equity Long-Short Multi-Strategy Fund	$—	$433,214
UBS U.S. Defensive Equity Fund	924	194,336
UBS U.S. Small Cap Growth Fund	653,955	—

As of and during the year ended June 30, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2013, or since inception in the case of UBS Equity Long-Short Multi-Strategy Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed

The UBS Funds

Notes to financial statements

Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2013, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS U.S. Large Cap Equity Fund	$3,100,000	6	$491	0.95%

There were no borrowings outstanding from the Committed Credit Facility as of June 30, 2013.

9. Shares of beneficial interest

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,397	$125,414	6,878	$64,871	—	$—
Shares repurchased	(150,124)	(1,435,730)	(29,518)	(269,902)	(83,158)	(787,437)
Redemption fees	—	35	—	8	—	216
Net decrease	(136,727)	$(1,310,281)	(22,640)	$(205,023)	(83,158)	$(787,221)

UBS International Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55,594	$424,091	9,602	$73,918	46,547	$349,370
Shares repurchased	(185,747)	(1,352,570)	(36,597)	(268,982)	(473,056)	(3,482,556)
Dividends reinvested	22,828	168,244	2,238	16,293	60,955	450,456
Redemption fees	—	346	—	44	—	804
Net decrease	(107,325)	$(759,889)	(24,757)	$(178,727)	(365,554)	$(2,681,926)

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,705	$75,758	5,811	$55,380	20,576	$194,042
Shares repurchased	(287,534)	(2,775,350)	(126,409)	(1,178,282)	(188,644)	(1,816,565)
Dividends reinvested	1,536	14,317	—	—	1,188	11,047
Redemption fees	—	365	—	120	—	138
Net decrease	(278,293)	$(2,684,910)	(120,598)	$(1,122,782)	(166,880)	$(1,611,338)

The UBS Funds

Notes to financial statements

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,441	$219,609	2,690	$19,283	4,297	$30,462
Shares repurchased	(1,061,493)	(7,345,464)	(121,071)	(808,897)	(68,220)	(467,345)
Dividends reinvested	41,120	276,332	384	2,535	2,367	15,975
Redemption fees	—	9	—	1	—	—
Net decrease	(988,932)	$(6,849,514)	(117,997)	$(787,078)	(61,556)	$(420,908)

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63,722	$1,123,135	11,712	$201,939	1,224,671	$22,333,693
Shares repurchased	(520,621)	(9,087,635)	(61,449)	(1,040,021)	(5,571,039)	(107,314,950)
Dividends reinvested	2,349	39,632	—	—	103,257	1,747,104
Redemption fees	—	726	—	173	—	11,881
Net decrease	(454,550)	$(7,924,142)	(49,737)	$(837,909)	(4,243,111)	$(83,222,272)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	382,244	$6,549,654	25,282	$411,257	2,998,179	$57,662,827
Shares repurchased	(663,409)	(11,538,713)	(29,257)	(467,672)	(1,155,373)	(21,374,300)
Redemption fees	—	2,026	—	170	—	7,905
Net increase (decrease)	(281,165)	$(4,987,033)	(3,975)	$(56,245)	1,842,806	$36,296,432

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	41,814	$401,538	9,372	$89,047	—	$—
Shares repurchased	(229,044)	(2,197,031)	(38,722)	(368,535)	(1)	(10)
Dividends reinvested	179	1,717	30	285	7	69
Redemption fees	—	296	—	—	—	—
Net increase (decrease)	(187,051)	$(1,793,480)	(29,320)	$(279,203)	6	$59

The UBS Funds

Notes to financial statements

UBS International Equity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	127,128	$942,072	—	$—
Shares repurchased	(445,732)	(3,103,930)	(2,336)	(16,768)
Shares converted from Class B to Class A	2,520	18,751	(2,424)	(18,751)
Dividends reinvested	20,534	129,572	—	—
Redemption fees	—	1,936	—	—
Net decrease	(295,550)	$(2,011,599)	(4,760)	$(35,519)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	9,423	$63,758	177,807	$1,269,537
Shares repurchased	(79,505)	(525,800)	(475,382)	(3,322,334)
Dividends reinvested	972	6,045	49,750	314,916
Redemption fees	—	—	—	1,323
Net decrease	(69,110)	$(455,997)	(247,825)	$(1,736,558)

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,316	$128,287	10,299	$76,021	41,495	$340,304
Shares repurchased	(769,601)	(6,444,821)	(211,693)	(1,757,445)	(810,041)	(6,631,282)
Dividends reinvested	1,501	12,071	—	—	4,845	38,859
Redemption fees	—	921	—	3	—	581
Net decrease	(752,784)	$(6,303,542)	(201,394)	$(1,681,421)	(763,701)	$(6,251,538)

UBS U.S. Equity Opportunity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	19,264	$123,709	—	$—
Shares repurchased	(938,427)	(5,879,180)	(2,928)	(19,555)
Shares converted from Class B to Class A	2,278	15,767	(2,278)	(15,767)
Dividends reinvested	59,439	343,560	—	—
Redemption fees	—	189	—	—
Net decrease	(857,446)	$(5,395,955)	(5,206)	$(35,322)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	14,256	$87,728	49,920	$284,686
Shares repurchased	(128,993)	(807,168)	(58,369)	(371,833)
Dividends reinvested	1,046	5,940	3,779	21,955
Redemption fees	—	—	—	4
Net decrease	(113,691)	$(713,500)	(4,670)	$(65,188)

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	84,449	$1,316,171	—	$—
Shares repurchased	(417,616)	(6,491,510)	(1,307)	(21,522)
Shares converted from Class B to Class A	7,469	120,563	(7,669)	(120,563)
Dividends reinvested	5,482	80,315	—	—
Redemption fees	—	650	—	—
Net decrease	(320,216)	$(4,973,811)	(8,976)	$(142,085)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	35,340	$522,679	1,821,151	$29,446,215
Shares repurchased	(66,701)	(1,009,080)	(2,811,075)	(45,445,948)
Dividends reinvested	—	—	119,424	1,759,121
Redemption fees	—	—	—	17,412
Net decrease	(31,361)	$(486,401)	(870,500)	$(14,223,200)

UBS U.S. Small Cap Growth Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	344,965	$5,302,359	—	$—
Shares repurchased	(825,536)	(12,464,263)	(957)	(14,759)
Shares converted from Class B to Class A	1,033	15,954	(1,119)	(15,954)
Dividends reinvested	—	—	—	—
Redemption fees	—	1,985	—	—
Net decrease	(479,538)	$(7,143,965)	(2,076)	$(30,713)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	11,240	$163,409	1,217,624	$19,314,062
Shares repurchased	(47,083)	(627,977)	(1,595,871)	(25,555,807)
Dividends reinvested	—	—	—	—
Redemption fees	—	571	—	22,088
Net decrease	(35,843)	$(463,997)	(378,247)	$(6,219,657)

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same fund.

10. Subsequent events note

In June 2013, the Board approved changes to UBS International Equity Fund, including changing its name, listed portfolio managers, benchmark and certain investment policies, which are expected to become effective on or about October 28, 2013. Specifically, the Fund's name will change from UBS International Equity Fund to UBS Global Sustainable Equity Fund. The UBS Global Sustainable Equity Fund will employ both a positive and a negative screening process with regard to its securities selection to reflect the Fund's focus on sustainable securities.

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Equity Long-Short Multi-Strategy Fund (formerly, UBS Market Neutral Multi-Strategy Fund), UBS International Equity Fund, UBS U.S. Defensive Equity Fund (formerly, UBS U.S. Equity Alpha Fund), UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund (six of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Equity Long-Short Multi-Strategy Fund, UBS International Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund at June 30, 2013, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2013

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 13 and 14, 2013 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Multi-Asset Income Fund, UBS International Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 7, 2013, June 13, 2013 and June 14, 2013, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS U.S. Small Cap Growth Fund and UBS Fixed Income Opportunities Fund each had appeared in one of the top three performance quintiles for the one-year performance period. In addition, the Board noted that the UBS Multi-Asset Income Fund appeared in the second quintile for the period since its inception. At the Board's request, the Advisor further addressed the performance data for the UBS International Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Defensive Equity Fund and UBS Core Plus Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS International Equity Fund, the Advisor discussed the factors that had affected the performance of the Fund over the past year. The Advisor stated that stock selection and the underperformance of the Fund's growth sleeve were the primary reasons for the Fund's underperformance compared to its peer universe. The Advisor discussed the Fund's stock selection process and discussed changes to the Fund's strategy that the Advisor was going to propose to the Board. The Advisor stated that it believed that the proposed strategy changes will provide the Fund with a more marketable investment strategy in the future.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Equity Long-Short Multi-Strategy Fund during the one-year performance period. The Advisor noted that strategy changes had been implemented for the Fund in October 2012. The Advisor stated that since the transition to the new strategy, the Fund has experienced improved performance. The Advisor reported that the year-to-date performance of the Fund, as of March 31, 2013, placed the Fund in the highest quintile of its Lipper category.

With respect to the performance of the UBS U.S. Large Cap Equity Fund and UBS U.S. Equity Opportunity Fund, the Advisor noted that each Fund had a positive return but also noted that each Fund underperformed relative to its peer universe. The Advisor explained that each Fund's relative underperformance as compared to its peers was due to the stock selection. The Advisor noted recent changes that were made that management believed would positively impact performance going forward including improvements to the investment process, changes in senior stock analysts and the employment of a new head of US Equity and Research.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that stock selection was the primary reason for the Fund's underperformance as compared to its peer universe. In addition to noting the recent changes made with respect to the equity team and enhancements to the investment process, the Advisor also noted that in the beginning of 2013, the Advisor had implemented, after Board approval, an options overlay strategy for the Fund. The Advisor stated that it believed that the changes to the equity team and investment process, as well as the enhancements to the Fund's strategy, would provide improved performance for the Fund.

The Advisor next addressed the relative underperformance of the UBS Core Plus Bond Fund with respect to the Fund's peers. The Fund's weaker relative performance as compared to its peer universe was mostly attributable to

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

the Fund's more limited exposure to high yield and emerging market sectors, which were high performing asset classes during the period. The Advisor also noted that although the Fund underperformed as compared to its peers, the Fund outperformed its benchmark index during the period.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Multi-Asset Income Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, and UBS Core Plus Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first discussed the management fee of the UBS Global Allocation Fund. It was noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not significantly higher than its Lipper expense group median and the Fund's actual total expenses were lower than the median of its Lipper expense group.

The Board next considered that the management fee of the UBS Multi-Asset Income Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the first quintile of the Lipper expense group. The Board also considered that the UBS Multi-Asset Income Fund's total expenses were lower than the median of the Fund's expense group.

The Board then discussed the management fee of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were each at the median of the Fund's Lipper expense group.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was slightly higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses compared more favorably to its peers.

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, noted that the UBS Core Plus Bond Fund's actual management fee and total expenses were the lowest of the Fund's peers, each appearing in the first quintile of the Fund's Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 55 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 69 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 60 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 77 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 78 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 62 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:
Shawn Lytle; 43*[2]	Trustee	Since 2011

Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

				Mr. Lytle is a director or trustee of three investment companies (consisting of 34 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 49	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 55	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joseph McGill*; 51	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 29	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2013, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

Fund	Dividends received deduction	Foreign tax credit
UBS International Equity Fund	—%	$34,739
UBS U.S. Defensive Equity Fund	100	—
UBS U.S. Equity Opportunity Fund	100	—
UBS U.S. Large Cap Equity Fund	100	—

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to nonaffiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1198

UBS Asset
Allocation Funds

June 30, 2013

The UBS Funds—Asset Allocation

Annual Report

President's letter	1
Market commentary	3
Asset Allocations
UBS Dynamic Alpha Fund	5
UBS Global Allocation Fund	24
UBS Global Frontier Fund	39
UBS Multi-Asset Income Fund	51
Explanation of expense disclosure	67
Statement of assets and liabilities	70
Statement of operations	74
Statement of changes in net assets	76
Financial highlights	78
Notes to financial statements	86
Report of independent registered public accounting firm	107
General information	108
Board approval of investment advisory agreements	109
Trustee and Officer information	114
Federal tax information	120

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President's letter

August 15, 2013

Dear Shareholder,

When I last wrote to you, in February, I noted that we were beginning to see signs of investors looking to transition some of their assets from traditional fixed income and cash back into risk assets. As the last few months have partly been characterized by increasing investor concern about the commitment of the Federal Reserve Board to its quantitative easing program, the rotation out of fixed income, to a large degree, has not yet occurred. Complicating the decision making process for investors are the inherent behavioral challenges of market timing and whether or not to act now, given the relatively strong year-to-date results for large and small US company stocks and developed international equity markets, while fixed income markets are generally in negative territory.

At UBS Global Asset Management, we have always emphasized the importance of developing an appropriate investment plan and seeing it through. For individual investors, this task has never been easy, and the shift in the dynamics we face going forward requires that investors re-examine how they construct portfolios to meet their long-term goals. A good example, and one worth highlighting, is the current and likely unsustainable low interest rate environment. As a result, regulators, such as the Financial Industry Regulatory Authority, have mandated greater disclosure of the risks associated with investing in fixed income securities. They want investors to understand that as bond yields rise, bond prices fall. They also want investors to know that slower changes in rates could have less impact, while faster increases would likely mean more dramatic changes in the value of investors' bond portfolios. Consequently, the role of fixed income as a core holding could play a dramatically different role in portfolios, and investors, advisors and consultants are all adapting their approaches to deal with the reality of this dynamic shift.

UBS Global Asset Management remains committed to providing you with an array of flexible, outcome-oriented investment solutions that we believe can dial down the risk and correlations to traditional fixed income and equities, in the pursuit of income and growth. We have remained ahead of these issues, as over the last few years, we have enhanced and refined our mutual fund lineup to meet your evolving investment needs. For example, April marked the one-year anniversary of the launching of UBS Multi-Asset Income Fund, which is designed to provide risk-managed income while focusing on minimizing capital risk in the current interest rate environment. UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that relies less on favorable market conditions and focuses more on loss limitation. UBS Fixed Income Opportunities Fund looks to generate returns via a strategy that is designed to have lower correlation to the broader equity and fixed income markets and can play an important complementary role in an investor's overall fixed income allocation. These funds complement our overall offering of funds that are designed to meet core and niche market exposure needs for portfolios across traditional equity and fixed income asset classes.

1

President's letter

Now is an important time to review your financial plan. It's important to have a plan that considers the market environment ahead and, as always, to do your best to stick with it. UBS Global Asset Management is well-resourced to play an active role, by providing solutions and guidance, as investors and their advisors seek to outsource the complexities they face in achieving their investment needs. I hope you continue to leverage our talent, resources and our 30-year heritage of navigating markets globally and trust us to see your plan through.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor by calling UBS Funds at 800-647 1568 by visiting our Web site at www.ubs.com.

2

The markets in review

Moderating global growth

While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. The Commerce Department reported that gross domestic product ("GDP") growth was 2.8% during the third quarter of 2012 and decelerated to 0.1% in the fourth quarter. However, the economy regained some traction, as GDP grew 1.1% during the first three months of 2013. The Commerce Department's initial estimate for second quarter 2013 GDP growth was 1.7%.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level between 0% and 0.25%. Looking back, at its December 2012 meeting, the Fed said it would continue buying $40 billion a month of agency mortgage-backed securities ("MBS") and purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "...as long as the unemployment rate remains above 6.5%," provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the Fed's meeting in June, Fed Chairman Ben Bernanke said "...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear." This triggered increased volatility throughout the global financial markets.

Economic growth in countries outside the US often decelerated or remained in recession during the reporting period. In its July 2013 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund ("IMF") projected that global growth would be 3.1% in 2013, lower than its previous forecast of a 3.3% expansion. From a regional perspective, the IMF anticipated 2013 growth in the eurozone would contract 0.6%. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF also trimmed its forecast for most emerging market countries.

Most equity markets post strong results

Despite periods of heightened volatility and a late setback, developed market equities produced very strong results during the reporting period. In the US, continued positive economic growth, overall solid corporate profits and largely robust demand supported the market. While equities initially sold off after the Fed's comments about tapering its asset purchase program, this was not enough to offset their earlier gains. All told, the US stock market, as measured by the S&P 500 Index,2 gained 20.60% for the 12 months ended June 30, 2013. International equity markets were also impacted by the Fed's policy shift, as well as the ongoing European sovereign debt crisis and geopolitical issues. While international developed equities fell sharply in May and June, they returned 18.62% during the 12-month period, as measured by the MSCI EAFE Index (net).3 Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 returned 2.87% during the same time period. This relatively weak performance was due to a variety of factors, including fears of a "hard landing" for China's economy, falling commodity prices and rising US interest rates.

1  Based on the Commerce Department's most recent estimate announced on July 31, 2013, after the Funds' reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks from different countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

3

The markets in review

Rising rates negatively impact the fixed income market

US Treasury yields moved higher during the reporting period and negatively impacted the overall bond market (yields and bond prices move in opposite directions). Increasing investor concerns about the commitment of the Fed to its quantitative easing program caused yields to move sharply higher in May and June 2013. Against this backdrop, a number of US taxable spread sectors (non-US Treasury fixed income securities) produced either negative returns or only modest gains during the reporting period. The overall US bond market, as measured by the Barclays US Aggregate Index,5 declined 0.69% over the 12 months ended June 30, 2013. Looking more closely at lower-rated fixed income securities, high yield bonds generated strong results given largely robust demand from investors looking for incremental yield in the low interest rate environment. All told, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 rose 9.44% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 returned 1.24%. This weak performance was due to a variety of factors, including fears of a "hard landing" for China's economy, falling commodity prices and rising US interest rates.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 9.05% (Class A shares returned 3.05% after the deduction of the maximum sales charge), while Class Y shares returned 9.29%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index declined 0.03% during the same time period, the MSCI World Free Index (net) returned 18.58% and the Citigroup One-Month US Treasury Bill Index returned 0.05%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was primarily due to market allocation strategy and currency positioning.

During the 12 months, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. Certain interest rate derivatives were utilized to manage the Fund's duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. Having said this, overall, as mentioned above, our market allocation strategy contributed to Fund performance during the reporting period.

Portfolio performance summary

What worked1

•  Currency strategies, overall, were positive for performance.

  – A short position in the Australian dollar versus the US dollar was beneficial for results.

  – Long positions in both the Mexican peso and Indian rupee versus the US dollar contributed to performance.

  – Tactically adjusting our exposure to the euro added value.

  – Our long position in the Polish zloty versus the euro was a positive contributor to Fund performance.

•  Our long position in equities aided the Fund's results.

  – Despite a setback toward the end of the reporting period, Japanese equities generated strong results given aggressive actions taken by the Bank of Japan to stimulate growth and end deflation.

  – Overall, a net long position in US equities was additive for results.

•  Positioning in a number of fixed income sectors benefited Fund performance.

  – An allocation to investment grade corporate bonds was rewarded, as they generated strong results given generally solid corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment.

  – Our long position in Italian bonds was a positive for performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

5

UBS Dynamic Alpha Fund

•  From a relative value perspective, our preference for US high yield bonds versus US Treasuries aided results.

•  Overall, the Fund's positioning among risk assets was positive for performance during the reporting period.

  – We tactically adjusted the Fund's allocation to equities during the reporting period. We began the reporting period fairly conservatively positioned, with a 22% net equity exposure. In August 2012 we added to this exposure, especially in the UK and Germany, which was beneficial for results. We then pared our equity exposure to capture profits prior to the US November election. Toward the end of 2012, we added back to our exposure, ending the year with a 36% net equity exposure. We further added to this exposure early in 2013, but then reduced this to 17% prior to the February 2013 elections in Italy, as we believed that this could have negatively impacted the markets, which proved to be positive for performance. We then increased the Fund's equity position to nearly a 50% net exposure, due to both adding to equities and allowing the position to drift upward.

  – In late May, we began to trim equities to capture profits. During this time, the equity market experienced a period of weakness and the Fund's position fell to a 24% net exposure. We then tactically added back to the Fund's equity exposure as the markets sold off and ended the reporting period with a 35% net equity exposure. Outside the US, we eliminated our emerging market equity exposure in June. The fixed income market was volatile in June in the wake of the Fed's comments about tapering its asset purchase program. Against this backdrop, we reduced our exposures to investment grade and high yield corporate bonds.

What didn't work

•  A couple of the Fund's currency positions were negative for the period.

  – A long position in the South African rand modestly detracted from results during the reporting period.

  – Our short position in the Swiss franc versus the euro was a negative for Fund performance.

•  Our equity relative value trade modestly detracted from results. Our preference for both international developed and emerging market equities over US equities was not rewarded, as US equities outperformed their international counterparts given concerns about moderating global growth, the European sovereign debt crisis and falling commodity prices.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

6

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/13 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	9.05%	3.25%	3.03%
Class C3	8.22	2.48	2.26
Class Y4	9.29	3.57	3.34
After deducting maximum sales charge
Class A2	3.05%	2.10%	2.34%
Class C3	7.22	2.48	2.26
BofA Merrill Lynch US Treasury 1-5 Year Index[5]	(0.03)%	2.77%	3.49%
MSCI World Free Index (net)[6]	18.58	2.70	4.92
Citigroup One-Month US Treasury Bill Index[7]	0.05	0.16	1.62

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.42% and 1.36%; Class C—2.18% and 2.11%; Class Y—1.11% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

7

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class Y shares versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index from January 27, 2005, which is the inception date of the two classes, through June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

8

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
JPMorgan Chase & Co., 3.200%, due 01/25/23	0.8%
Bank of America Corp., 1.500%, due 10/09/15	0.5
Wachovia Corp., 5.750%, due 02/01/18	0.5
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	0.5
Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 07/15/22	0.5
Metropolitan Life Global Funding I, 2.375%, due 09/30/19	0.5
Deutsche Telekom International Finance BV, 4.500%, due 10/25/13	0.4
Citigroup Inc., 6.000%, due 08/15/17	0.4
Santander International Debt SAU, 4.625%, due 03/21/16	0.4
Goldman Sachs Group, Inc., 4.375%, due 03/16/17	0.4
Total	4.9%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2013

Percentage of net assets
United States	21.7%
United Kingdom	7.4
Netherlands	3.2
Canada	2.1
France	1.6
Total	36.0%

1  Figures represent the direct investments of UBS Dynamic Alpha Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

9

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Bonds
Corporate bonds
Aerospace & defense	0.08%
Automobiles	0.22
Beverages	1.06
Building materials	0.13
Capital markets	2.95
Chemicals	0.08
Commercial banks	8.94
Commercial services & supplies	0.64
Communications equipment	0.31
Computers & peripherals	0.35
Construction & engineering	0.14
Consumer finance	0.63
Distributors	0.11
Diversified financial services	5.45
Diversified operations	0.37
Diversified telecommunication services	2.05
Electric utilities	3.77
Electrical equipment	0.09
Energy equipment & services	0.28
Engineering & construction	0.27
Food & staples retailing	0.40
Food products	0.58
Gas utilities	0.35
Health care equipment & supplies	0.39
Independent power producers & energy traders	0.08
Industrial conglomerates	0.20
Insurance	3.30
Internet & catalog retail	0.08
IT services	0.05%
Marine	0.06
Media	2.03
Metals & mining	1.78
Multi-utilities	0.40
Oil, gas & consumable fuels	4.76
Pharmaceuticals	0.77
Real estate management & development	0.12
Road & rail	0.33
Semiconductors & semiconductor equipment	0.15
Software	0.30
Thrifts & mortgage finance	0.30
Tobacco	1.36
Transportation	0.12
Water utilities	0.31
Wireless telecommunication services	0.38
Total corporate bonds	46.52%
Collateralized debt obligation	0.00[2]
Mortgage & agency debt security	0.03
Total bonds	46.55%
Short-term investment	40.12
Options purchased	3.64
Investment of cash collateral from securities loaned	0.27
Total investments	90.58%
Cash and other assets, less liabilities	9.42
Net assets	100.00%

1  Figures represent the direct investments of UBS Dynamic Alpha Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

2  Amount represents less than 0.005%.

10

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds: 46.55%
Corporate bonds: 46.52%
Australia: 1.47%
Commonwealth Bank of Australia, 2.250%, due 03/16/17[1]		$1,130,000	$1,157,798
National Australia Bank, 2.750%, due 03/09/17		1,050,000	1,079,221
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21		920,000	935,256
Santos Finance Ltd., 8.250%, due 09/22/70[2]	EUR	245,000	362,199
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		$300,000	327,835
Westpac Banking Corp., 5.000%, due 10/21/19[3]	GBP	400,000	686,834
Total Australia corporate bonds			4,549,143
Belgium: 0.13%
Elia System Operator SA, 3.250%, due 04/04/28[3]	EUR	300,000	388,071
Brazil: 0.31%
BRF SA, 3.950%, due 05/22/23[1,4]		$420,000	369,600
Vale SA, 5.625%, due 09/11/42		690,000	601,950
Total Brazil corporate bonds			971,550
Canada: 2.12%
Bank of Montreal, 2.550%, due 11/06/22		505,000	468,639
6.020%, due 05/02/18	CAD	425,000	463,653
Bank of Nova Scotia, 4.100%, due 06/08/17		620,000	623,891
Barrick Gold Corp., 2.500%, due 05/01/18[1]		$350,000	314,084
4.100%, due 05/01/23[1]		280,000	233,928
Canadian Imperial Bank of Commerce, 3.400%, due 01/14/16	CAD	470,000	461,630
Goldcorp, Inc., 2.125%, due 03/15/18		$403,000	385,885
Greater Toronto Airports Authority, 6.980%, due 10/15/32	CAD	295,000	375,214
Hydro One, Inc., 5.360%, due 05/20/36		325,000	354,938
Nexen, Inc., 6.400%, due 05/15/37		$425,000	461,926
Rogers Communications, Inc., 3.000%, due 03/15/23		180,000	168,008
	Face amount		Value
Royal Bank of Canada, 2.980%, due 05/07/19	CAD	460,000	$437,580
Suncor Energy, Inc., 6.500%, due 06/15/38		$620,000	715,004
Teck Resources Ltd., 5.400%, due 02/01/43		290,000	253,877
Toronto-Dominion Bank, 3.367%, due 11/02/20[2]	CAD	620,000	604,849
Xstrata Finance Canada Ltd., 2.700%, due 10/25/17[1]		$245,000	237,596
Total Canada corporate bonds			6,560,702
Cayman Islands: 0.87%
Hutchison Whampoa International Ltd., 7.625%, due 04/09/19[1]		$950,000	1,155,027
New York Life Funding, 5.125%, due 02/03/15	GBP	300,000	484,305
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	400,000	571,378
Transocean, Inc., 6.800%, due 03/15/38		$470,000	499,977
Total Cayman Islands corporate bonds			2,710,687
China: 0.17%
AIA Group Ltd., 1.750%, due 03/13/18[3]		560,000	539,025
Curacao: 0.13%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		405,000	405,037
Denmark: 0.19%
AP Moeller - Maersk A/S, 3.375%, due 08/28/19[3]	EUR	150,000	199,402
DONG Energy A/S, 4.875%, due 01/12/32[3]	GBP	250,000	382,244
Total Denmark corporate bonds			581,646
Finland: 0.21%
Teollisuuden Voima Oyj, 4.625%, due 02/04/19[3]	EUR	460,000	666,009
France: 1.57%
Autoroutes du Sud de la France SA, 5.625%, due 07/04/22		350,000	562,781
AXA SA, 5.250%, due 04/16/40[2,3]		250,000	331,716
Credit Logement SA, 1.359%, due 09/16/13[2,3,5]		200,000	169,215

11

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
France—(Concluded)
EDF SA, 5.250%, due 01/29/23[1,2,5]		$810,000	$774,360
6.950%, due 01/26/39[1]		250,000	307,097
Societe Generale SA, 2.200%, due 09/14/13[1]		880,000	882,288
Thales SA, 1.625%, due 03/20/18[3]	EUR	200,000	258,775
Total Capital International SA, 1.550%, due 06/28/17		$535,000	530,230
Veolia Environnement SA, 6.750%, due 04/24/19	EUR	210,000	339,977
Vivendi SA, 3.450%, due 01/12/18[1]		$685,000	694,001
Total France corporate bonds			4,850,440
Germany: 0.56%
Muenchener Rueckversicherungs AG, 6.000%, due 05/26/41[2,3]	EUR	900,000	1,330,766
RWE AG, 4.625%, due 09/28/15[2,3,5]		295,000	392,626
Total Germany corporate bonds			1,723,392
Ireland: 0.36%
CRH Finance Ltd., 7.375%, due 05/28/14	EUR	300,000	413,119
GE Capital European Funding, 6.025%, due 03/01/38		395,000	688,164
Total Ireland corporate bonds			1,101,283
Italy: 0.86%
Assicurazioni Generali SpA, 4.875%, due 11/11/14		195,000	266,178
Intesa Sanpaolo SpA, 3.875%, due 01/16/18		$320,000	307,268
4.375%, due 10/15/19[3]	EUR	500,000	654,671
Telecom Italia SpA, 6.125%, due 12/14/18		450,000	634,142
UniCredit SpA, 6.375%, due 10/16/18[2]	GBP	285,000	420,467
6.375%, due 05/02/23[2,3]		$400,000	391,000
Total Italy corporate bonds			2,673,726
Japan: 0.35%
Nippon Telegraph & Telephone Corp., 1.400%, due 07/18/17		160,000	157,315
	Face amount		Value
Nomura Holdings, Inc., 2.000%, due 09/13/16		$950,000	$939,399
Total Japan corporate bonds			1,096,714
Jersey, Channel Islands: 0.79%
ASIF III Jersey Ltd., 4.750%, due 09/11/13	EUR	725,000	951,029
Gatwick Funding Ltd., 5.250%, due 01/23/24[3]	GBP	250,000	408,257
Heathrow Funding Ltd., 6.750%, due 12/03/26		450,000	848,145
HSBC Capital Funding LP, 5.130%, due 03/29/16[2,5]	EUR	185,000	245,621
Total Jersey, Channel Islands corporate bonds			2,453,052
Luxembourg: 0.85%
ArcelorMittal, 9.500%, due 02/15/15		$665,000	726,513
Enel Finance International SA, 6.000%, due 10/07/39[1]		450,000	415,576
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	500,000	766,179
Glencore Finance Europe SA, 6.500%, due 02/27/19		200,000	336,764
SES, 3.600%, due 04/04/23[1]		$130,000	126,383
Zurich Finance Luxembourg SA, 3.250%, due 09/30/13		270,000	271,518
Total Luxembourg corporate bonds			2,642,933
Mexico: 0.24%
America Movil SAB de CV, 5.000%, due 03/30/20		695,000	745,936
Netherlands: 3.23%
ABN Amro Bank NV, 4.875%, due 01/16/19[3]	GBP	350,000	580,634
Allianz Finance II BV, 4.375%, due 02/17/17[2,5]	EUR	410,000	536,292
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, due 02/08/22		$1,240,000	1,248,704
Deutsche Telekom International Finance BV, 4.500%, due 10/25/13	EUR	1,055,000	1,390,736
6.500%, due 04/08/22	GBP	170,000	312,255
EDP Finance BV, 3.250%, due 03/16/15[3]	EUR	300,000	391,237
Enbw International Finance BV, 6.000%, due 11/20/13		700,000	930,723

12

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Generali Finance BV, 4.750%, due 05/12/14	EUR	100,000	$134,169
Heineken NV, 2.750%, due 04/01/23[1]		$210,000	192,527
3.400%, due 04/01/22[1]		280,000	275,237
Petrobras Global Finance BV, 3.250%, due 04/01/19[3]	EUR	250,000	321,989
4.375%, due 05/20/23		$80,000	73,428
5.625%, due 05/20/43		95,000	82,455
Repsol International Finance BV, 4.250%, due 02/12/16[3]	EUR	400,000	553,470
4.750%, due 02/16/17		350,000	494,015
Royal Bank of Scotland NV, 0.974%, due 03/09/15[2]		$400,000	383,000
Siemens Financieringsmaatschappij NV, 6.125%, due 09/14/66[2]	GBP	260,000	430,270
TenneT Holding BV, 6.655%, due 06/01/17[2,5]	EUR	250,000	354,700
Volkswagen International Finance NV, 2.125%, due 01/19/15[3]		500,000	664,304
Ziggo BV, 3.625%, due 03/27/20[1]		530,000	673,390
Total Netherlands corporate bonds			10,023,535
Norway: 0.29%
DNB Bank ASA, 3.200%, due 04/03/17[1]		$450,000	465,895
Statoil ASA, 3.125%, due 08/17/17		400,000	422,060
Total Norway corporate bonds			887,955
Portugal: 0.12%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18	EUR	300,000	387,291
Qatar: 0.06%
Qtel International Finance Ltd., 3.875%, due 01/31/28[1]		$200,000	171,000
South Korea: 0.24%
GS Caltex Corp., 5.500%, due 10/15/15[3]		700,000	753,220
Spain: 1.16%
Banco de Sabadell SA, 3.375%, due 01/23/18	EUR	200,000	259,350
BBVA US Senior SAU, 4.664%, due 10/09/15		$460,000	473,857
	Face amount		Value
Santander International Debt SAU, 4.625%, due 03/21/16[3]	EUR	1,000,000	$1,350,176
Santander US Debt SAU, 2.991%, due 10/07/13[1]		$200,000	201,140
2.991%, due 10/07/13[3]		200,000	201,140
Telefonica Emisiones SAU, 4.710%, due 01/20/20[3]	EUR	800,000	1,093,744
Total Spain corporate bonds			3,579,407
Sweden: 0.93%
Nordea Bank AB, 6.250%, due 09/10/18[2]		300,000	392,447
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]		$700,000	787,956
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		890,000	914,297
Telefonaktiebolaget LM Ericsson, 4.125%, due 05/15/22		465,000	454,732
Vattenfall AB, 6.750%, due 01/31/19	EUR	200,000	326,655
Total Sweden corporate bonds			2,876,087
Switzerland: 0.19%
Credit Suisse AG, 1.625%, due 03/06/15[1]		$570,000	578,265
United Kingdom: 7.43%
Abbey National Treasury Services PLC, 1.750%, due 01/15/18[3]	EUR	540,000	696,024
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[3]	GBP	200,000	296,134
Arqiva Financing PLC, 4.040%, due 06/30/20[3]		225,000	336,543
4.882%, due 12/31/32[3]		250,000	369,396
Aviva PLC, 4.729%, due 11/28/14[2,5]	EUR	500,000	632,927
B.A.T. International Finance PLC, 3.250%, due 06/07/22[1]		$700,000	685,183
Barclays Bank PLC, 2.250%, due 05/10/17[1]		660,000	677,094
5.750%, due 08/17/21	GBP	255,000	444,630
7.750%, due 04/10/23[2,4]		$300,000	298,500
BG Energy Capital PLC, 5.125%, due 12/07/17[3]	GBP	150,000	259,697
BP Capital Markets PLC, 2.750%, due 05/10/23		$540,000	499,295
3.245%, due 05/06/22		355,000	344,515
British Telecommunications PLC, 8.500%, due 12/07/16	GBP	365,000	670,060
13

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
BUPA Finance PLC, 6.125%, due 09/16/20[2,5]	GBP	250,000	$384,429
Diageo Capital PLC, 3.875%, due 04/29/43		$310,000	274,308
Everything Everywhere Finance PLC, 4.375%, due 03/28/19[3]	GBP	180,000	273,818
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$480,000	476,744
HSBC Holdings PLC, 5.100%, due 04/05/21		860,000	944,848
6.500%, due 09/15/37		1,125,000	1,250,650
Imperial Tobacco Finance PLC, 2.050%, due 02/11/18[1]		620,000	609,450
4.500%, due 07/05/18	EUR	800,000	1,163,406
9.000%, due 02/17/22	GBP	170,000	349,248
Lloyds Banking Group PLC, 5.875%, due 07/08/14	EUR	220,000	296,486
Lloyds TSB Bank PLC, 6.500%, due 03/24/20		170,000	242,446
7.500%, due 04/15/24	GBP	340,000	655,661
National Express Group PLC, 6.250%, due 01/13/17		150,000	250,438
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[3]		330,000	488,451
Royal Bank of Scotland PLC, 3.400%, due 08/23/13		$950,000	953,187
4.875%, due 03/16/15		550,000	577,775
5.375%, due 09/30/19[3]	EUR	215,000	314,585
6.934%, due 04/09/18		260,000	353,658
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[2,5]	GBP	172,000	269,373
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]		$930,000	836,448
SSE PLC, 6.125%, due 07/29/13	EUR	755,000	986,857
Standard Chartered PLC, 4.000%, due 07/12/22[2]		$950,000	943,787
Tesco PLC, 6.125%, due 02/24/22	GBP	480,000	839,535
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[3]		248,400	400,243
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		400,000	644,576
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[3]		650,000	1,091,153
	Face amount		Value
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[3]	GBP	200,000	$343,218
WPP PLC, 6.625%, due 05/12/16	EUR	405,000	606,863
Total United Kingdom corporate bonds			23,031,639
United States: 21.69%
ABB Finance USA, Inc., 2.875%, due 05/08/22		$455,000	435,918
AbbVie, Inc., 2.900%, due 11/06/22[1]		505,000	472,246
4.400%, due 11/06/42[1]		305,000	283,303
Alcoa, Inc., 6.150%, due 08/15/20		520,000	532,632
Alltel Corp., 7.875%, due 07/01/32		455,000	611,704
Altria Group, Inc., 4.250%, due 08/09/42		1,330,000	1,134,962
American Honda Finance Corp., 3.875%, due 09/16/14[3]	EUR	250,000	338,435
Anadarko Petroleum Corp., 6.375%, due 09/15/17		$740,000	850,985
Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 07/15/22		1,565,000	1,461,081
Apache Corp., 4.750%, due 04/15/43		700,000	663,960
Apple, Inc., 2.400%, due 05/03/23[4]		340,000	315,338
3.850%, due 05/04/43		125,000	111,029
AT&T, Inc., 2.500%, due 03/15/23	EUR	310,000	391,421
5.550%, due 08/15/41		$985,000	1,025,587
Bank of America Corp., 1.500%, due 10/09/15		1,565,000	1,561,444
3.300%, due 01/11/23		665,000	628,523
5.875%, due 02/07/42		285,000	318,633
Bank of New York Mellon Corp., 1.350%, due 03/06/18		1,040,000	1,009,390
Baxter International, Inc., 3.200%, due 06/15/23		640,000	627,762
BB&T Corp., 1.600%, due 08/15/17		285,000	278,714
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		225,000	217,600
Boston Scientific Corp., 6.000%, due 01/15/20		525,000	594,235
Burlington Northern Santa Fe LLC, 3.450%, due 09/15/21		770,000	772,218

14

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Cameron International Corp., 6.375%, due 07/15/18		$325,000	$381,145
Capital One Financial Corp., 1.000%, due 11/06/15		790,000	779,286
CF Industries, Inc., 3.450%, due 06/01/23		250,000	240,254
Chevron Corp., 2.355%, due 12/05/22		220,000	206,897
2.427%, due 06/24/20		190,000	188,917
Citigroup, Inc., 0.866%, due 05/31/17[2]	EUR	500,000	604,942
4.050%, due 07/30/22		$410,000	394,053
5.500%, due 02/15/17		420,000	459,299
6.000%, due 08/15/17		1,220,000	1,374,673
Comcast Corp., 5.700%, due 07/01/19		1,055,000	1,232,094
ConAgra Foods, Inc., 3.200%, due 01/25/23		145,000	138,659
ConocoPhillips, 4.600%, due 01/15/15		580,000	614,969
Daimler Finance North America LLC, 2.250%, due 07/31/19[1]		700,000	680,050
DirecTV Holdings LLC, 5.000%, due 03/01/21		915,000	963,812
Duke Energy Corp., 3.050%, due 08/15/22		535,000	509,153
Eaton Corp., 2.750%, due 11/02/22[1]		300,000	280,656
Energy Transfer Partners LP, 6.050%, due 06/01/41		550,000	556,130
Enterprise Products Operating LLC, 4.850%, due 03/15/44		430,000	407,830
5.200%, due 09/01/20		260,000	290,946
ERAC USA Finance LLC, 5.625%, due 03/15/42[1]		400,000	401,552
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		775,000	776,634
Freeport-McMoRan Copper & Gold, Inc., 3.100%, due 03/15/20[1]		350,000	323,510
3.875%, due 03/15/23[1]		715,000	647,141
General Electric Capital Corp., 1.000%, due 12/11/15		785,000	783,827
4.375%, due 09/16/20		920,000	973,930
Series A, 6.750%, due 03/15/32		1,250,000	1,498,781
General Electric Co., 4.125%, due 10/09/42		210,000	195,404
	Face amount		Value
Georgia Power Co., 0.750%, due 08/10/15		$375,000	$374,281
5.400%, due 06/01/40		380,000	408,991
Glencore Funding LLC, 2.500%, due 01/15/19[1]		375,000	339,266
Goldman Sachs Group, Inc., 3.250%, due 02/01/23[3]	EUR	710,000	917,850
4.375%, due 03/16/17		950,000	1,334,917
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43		$230,000	199,211
5.500%, due 03/30/20		335,000	370,495
Hewlett-Packard Co., 2.625%, due 12/09/14		640,000	653,175
Jersey Central Power & Light Co., 6.150%, due 06/01/37		215,000	241,580
JPMorgan Chase & Co., 1.800%, due 01/25/18		480,000	464,333
3.200%, due 01/25/23		2,470,000	2,344,789
Kellogg Co., 1.875%, due 11/17/16		400,000	406,045
Kinder Morgan Energy Partners LP, 6.950%, due 01/15/38		505,000	597,062
Kraft Foods Group, Inc., 5.000%, due 06/04/42		430,000	435,458
Lincoln National Corp., 4.200%, due 03/15/22		685,000	696,046
Marathon Oil Corp., 2.800%, due 11/01/22		250,000	231,290
MassMutual Global Funding II, 2.000%, due 04/05/17[1]		450,000	450,925
Maxim Integrated Products, Inc., 3.375%, due 03/15/23		490,000	459,602
Merck & Co., Inc., 6.550%, due 09/15/37		350,000	449,767
Metropolitan Life Global Funding I, 2.375%, due 09/30/19[3]	EUR	1,053,000	1,398,397
Microsoft Corp., 2.625%, due 05/02/33		400,000	484,526
3.500%, due 11/15/42		$525,000	449,283
Mondelez International, Inc., 5.375%, due 02/10/20		399,000	447,540
Morgan Stanley, 2.125%, due 04/25/18		445,000	425,879
4.750%, due 03/22/17		1,070,000	1,134,902
6.375%, due 07/24/42		245,000	273,336
Motorola Solutions, Inc., 6.000%, due 11/15/17		440,000	498,781
Mylan, Inc., 2.600%, due 06/24/18[1,6]		130,000	128,700

15

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
NBCUniversal Media LLC, 5.150%, due 04/30/20		$600,000	$683,095
News America, Inc., 6.200%, due 12/15/34		550,000	601,265
NuStar Logistics LP, 4.800%, due 09/01/20		505,000	483,458
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		146,000	183,261
Pacific Gas & Electric Co., 6.050%, due 03/01/34		200,000	233,185
PacifiCorp, 6.000%, due 01/15/39		505,000	603,112
Pemex Project Funding Master Trust, 5.500%, due 02/24/25[3]	EUR	620,000	898,418
PepsiCo, Inc., 1.250%, due 08/13/17		$320,000	313,146
Perrigo Co., 2.950%, due 05/15/23		200,000	184,895
Philip Morris International, Inc., 1.750%, due 03/19/20	EUR	450,000	568,170
Phillips 66, 4.300%, due 04/01/22		$695,000	718,091
PNC Funding Corp., 3.300%, due 03/08/22		400,000	384,505
PPL Capital Funding, Inc., 4.700%, due 06/01/43		295,000	267,872
PPL Energy Supply LLC, 4.600%, due 12/15/21		230,000	234,053
Prudential Financial, Inc., 4.500%, due 11/15/20		1,000,000	1,065,861
QVC, Inc., 4.375%, due 03/15/23[1]		265,000	247,184
Qwest Corp., 6.750%, due 12/01/21		140,000	155,852
Republic Services, Inc., 5.250%, due 11/15/21		950,000	1,043,020
Reynolds American, Inc., 3.250%, due 11/01/22		130,000	120,848
6.750%, due 06/15/17		640,000	741,620
SABMiller Holdings, Inc., 1.875%, due 01/20/20[3]	EUR	610,000	780,213
Sempra Energy, 6.000%, due 10/15/39		$445,000	500,700
SLM Corp., 6.250%, due 01/25/16		720,000	763,200
Southwestern Electric Power Co., 6.200%, due 03/15/40		550,000	621,343
	Face amount	Value
State Street Corp., 3.100%, due 05/15/23	$250,000	$234,168
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[1]	380,000	334,349
Time Warner Cable, Inc., 5.000%, due 02/01/20	1,135,000	1,184,805
6.750%, due 06/15/39	220,000	224,419
US Bancorp, 1.650%, due 05/15/17	580,000	578,211
Valero Energy Corp., 6.625%, due 06/15/37	730,000	838,890
Verizon Communications, Inc., 3.500%, due 11/01/21	390,000	391,719
Virginia Electric and Power Co., Series A, 6.000%, due 05/15/37	260,000	312,939
Wachovia Corp., 5.750%, due 02/01/18	1,340,000	1,543,364
Waste Management, Inc., 6.125%, due 11/30/39	335,000	382,530
WEA Finance LLC, 5.750%, due 09/02/15[1]	350,000	382,394
Wells Fargo & Co., 3.450%, due 02/13/23[4]	570,000	544,370
Western Union Co., 2.875%, due 12/10/17	160,000	160,412
Xcel Energy, Inc., 4.700%, due 05/15/20	240,000	266,269
4.800%, due 09/15/41	285,000	283,366
Total United States corporate bonds		67,216,663
Total corporate bonds (cost $146,046,733)		144,164,408
Collateralized debt obligation: 0.00%[7]
Cayman Islands: 0.00%[7]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[1,8,9] (cost $8,112,951)	8,000,000	8,000
Mortgage & agency debt security: 0.03%
United States: 0.03%
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.797%, due 04/25/35[2] (cost $124,771)	1,019,037	70,746
Total bonds (cost $154,284,455)		144,243,154

16

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Short-term investment: 40.12%
Investment company: 40.12%
UBS Cash Management Prime Relationship Fund[10] (cost $124,331,234)	124,331,234	$124,331,234
	Number of contracts
Options purchased*: 3.64%
Call options: 3.64%
10 Year US Treasury Notes, strike @ USD 131.00, expires August 2013	24	2,250
DAX Index, strike @ EUR 7,900.00, expires December 2013	650	2,020,844
EURO STOXX 50 Index, strike @ EUR 2,800.00, expires December 2013	1,071	825,288
FTSE 100 Index, strike @ GBP 6,500.00, expires December 2013	652	1,189,991
NIKKEI 225 Index, strike @ JPY 14,000.00, expires September 2013	110	698,730
	Number of contracts	Value
NIKKEI 225 Index, strike @ JPY 13,000.00, expires December 2013	134	$1,850,978
S&P 500 Index, strike @ USD 1,500.00, expires December 2013	218	3,139,200
S&P/ASX 200 Index, strike @ AUD 5,100.00, expires December 2013	1,427	940,950
Swiss Market Index, strike @ CHF 7,800.00, expires December 2013	194	614,113
Total options purchased (cost $11,893,618)		11,282,344
	Shares
Investment of cash collateral from securities loaned: 0.27%
UBS Private Money Market Fund LLC[10] (cost $851,700)	851,700	851,700
Total investments: 90.58% (cost $291,361,007)		280,708,432
Cash and other assets, less liabilities: 9.42%		29,178,287
Net assets: 100.00%		$309,886,719

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $292,129,999; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,514,553
Gross unrealized depreciation	(14,936,120)
Net unrealized depreciation of investments	$(11,421,567)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 66. Portfolio footnotes begin on page 22.

17

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CAD	20,510,000	USD	19,828,495	09/11/13	$361,021
BB	GBP	17,190,000	USD	26,274,090	09/11/13	141,640
BB	NZD	30,920,000	USD	24,646,487	09/11/13	809,510
BB	USD	1,451,390	GBP	925,000	09/11/13	(45,193)
BB	USD	7,318,916	JPY	701,300,000	09/11/13	(245,602)
CIBC	USD	1,937,727	AUD	2,035,000	09/11/13	(86,563)
CSI	USD	12,226,074	EUR	9,410,000	09/11/13	26,367
GSI	EUR	4,246,525	NOK	32,560,000	09/11/13	(182,876)
HSBC	HKD	12,630,000	USD	1,628,184	09/11/13	(673)
JPMCB	CHF	3,420,000	USD	3,617,754	09/11/13	(5,374)
JPMCB	INR	719,800,000	USD	12,191,115	09/11/13	230,122
JPMCB	JPY	430,200,000	USD	4,305,121	09/11/13	(33,877)
JPMCB	KRW	6,546,000,000	USD	5,816,082	09/11/13	103,649
JPMCB	NOK	32,560,000	USD	5,587,328	09/11/13	240,948
JPMCB	THB	182,630,000	USD	5,955,650	09/11/13	89,494
JPMCB	TWD	183,100,000	USD	6,054,494	09/11/13	(59,335)
JPMCB	USD	6,396,194	EUR	4,810,000	09/11/13	(133,256)
JPMCB	USD	1,628,839	HKD	12,630,000	09/11/13	19
JPMCB	USD	12,509,559	INR	719,800,000	09/11/13	(548,566)
JPMCB	USD	5,802,163	KRW	6,546,000,000	09/11/13	(89,730)
JPMCB	USD	5,256,604	MXN	67,540,000	09/11/13	(77,999)
JPMCB	USD	5,299,359	PHP	223,050,000	09/11/13	(141,080)
JPMCB	USD	5,735,207	PLN	18,635,000	09/11/13	(152,114)
JPMCB	USD	5,823,661	THB	182,630,000	09/11/13	42,495
JPMCB	USD	6,123,131	TWD	183,100,000	09/11/13	(9,302)
SSB	AUD	19,725,000	USD	18,961,643	09/11/13	1,018,541
SSB	EUR	46,315,000	USD	60,680,060	09/11/13	374,874
Net unrealized appreciation on forward foreign currency contracts						$1,627,140

18

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 73 contracts (USD)	September 2013	$8,950,009	$8,836,422	$(113,587)
US Treasury futures sell contracts:
US Ultra Bond Futures, 17 contracts (USD)	September 2013	(2,635,229)	(2,504,313)	130,916
10 Year US Treasury Notes, 391 contracts (USD)	September 2013	(50,717,111)	(49,485,937)	1,231,174
Index futures buy contracts:
FTSE MIB Index, 86 contracts (EUR)	September 2013	8,981,295	8,542,286	(439,009)
TOPIX Index, 40 contracts (JPY)	September 2013	4,426,100	4,561,404	135,304
Index futures sell contracts:
CAC 40 Euro Index, 187 contracts (EUR)	July 2013	(9,411,906)	(9,090,092)	321,814
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 268 contracts (AUD)	September 2013	29,943,894	29,017,318	(926,576)
Euro-Bobl, 40 contracts (EUR)	September 2013	6,564,054	6,518,663	(45,391)
Euro-BTP, 67 contracts (EUR)	September 2013	9,888,985	9,564,381	(324,604)
Euro-Bund, 1 contract (EUR)	September 2013	186,482	184,210	(2,272)
Long Gilt, 50 contracts (GBP)	September 2013	8,764,564	8,509,715	(254,849)
Interest rate futures sell contracts:
Euro-Bund, 75 contracts (EUR)	September 2013	(13,994,775)	(13,815,713)	179,062
Net unrealized depreciation on futures contracts				$(108,018)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(3,738,004)	$(3,738,004)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325%	—	4,884,368	4,884,368
							$1,146,364	$1,146,364

19

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

Credit default swaps on corporate issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Next PLC bond, 5.375%, due 10/26/21	EUR	300,000	03/20/18	1.000%	$(3,089)	$(2,042)	$(5,131)
BB	St-Gobain Nederland B.V. bond, 5.000%, due 04/25/14	EUR	310,000	06/20/18	1.000	(10,331)	9,582	(749)
CITI	Imperial Tobacco Group PLC bond, 6.250%, due 12/04/18	EUR	1,020,000	03/20/18	1.000	(2,400)	(12,411)	(14,811)
GSI	Gas Natural Capital Markets SA bond, 4.500%, due 01/27/20	EUR	635,000	09/20/18	1.000	(43,151)	39,018	(4,133)
GSI	Iberdrola Finanzas SAU bond, 3.500%, due 06/22/15	EUR	635,000	09/20/18	1.000	(43,151)	39,059	(4,092)
GSI	Solvay SA bond, 4.625%, due 06/27/18	EUR	590,000	09/20/18	1.000	(8,288)	7,536	(752)
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	585,000	03/20/18	1.000	11,685	(19,086)	(7,401)
JPMCB	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	325,000	03/20/20	1.000	794	10,264	11,058
JPMCB	Holcim Ltd. bond, 4.375%, due 12/09/14	EUR	630,000	06/20/18	1.000	(15,935)	18,090	2,155
JPMCB	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	305,000	09/20/18	1.000	403	3,316	3,719
						$(113,463)	$93,326	$(20,137)

Credit default swaps on corporate issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
BB	RWE AG bond, 5.750%, due 02/14/33	EUR	595,000	06/20/17	1.000%	$2,103	$8,371	$10,474	0.730%
BB	Tesco PLC bond, 6.000%, due 12/14/29	EUR	300,000	03/20/18	1.000	518	1,529	2,047	0.920
BB	Bouygues SA bond, 4.750%, due 05/24/16	EUR	310,000	06/20/18	1.000	10,891	(8,383)	2,508	1.444
JPMCB	Linde Finance BV bond, 5.875%, due 04/24/23	EUR	585,000	03/20/18	1.000	(13,083)	18,304	5,221	0.487
JPMCB	Alstom SA bond, 4.000%, due 09/23/14	EUR	630,000	09/20/18	1.000	13,357	(41,497)	(28,140)	2.045
JPMCB	Standard Chartered Bank PLC bond, 0.711%, due 10/15/14	EUR	305,000	09/20/18	1.000	9,456	(12,354)	(2,898)	1.638
JPMCB	Barclays Bank PLC bond, 1.551%, due 10/27/15	EUR	325,000	03/20/20	1.000	6,507	(23,174)	(16,667)	1.907
						$29,749	$(57,204)	$(27,455)

20

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments received	Value	Unrealized depreciation
CDX.NA.IG.Series 20 Index	USD	63,200,000	06/20/18	1.000%	$231,717	$(404,056)	$(172,339)

Written options activity for the year ended June 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	—	$—
Options written	2,484	4,511,977
Options terminated in closing purchase transactions	(2,484)	(4,511,977)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2013	—	$—

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$144,164,408	$—	$144,164,408
Collateralized debt obligation	—	—	8,000	8,000
Mortgage & agency debt security	—	70,746	—	70,746
Short-term investment	—	124,331,234	—	124,331,234
Options purchased	11,282,344	—	—	11,282,344
Investment of cash collateral from securities loaned	—	851,700	—	851,700
Forward foreign currency contracts, net	—	1,627,140	—	1,627,140
Futures contracts, net	(108,018)	—	—	(108,018)
Swap agreements, net[16]	—	1,010,147	—	1,010,147
Total	$11,174,326	$272,055,375	$8,000	$283,237,701

At June 30, 2012, $2,085,609 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

21

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligation	Total
Assets
Beginning balance	$0	$0
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	(3,774)	(3,774)
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	11,774	11,774
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$8,000	$8,000

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2013 was $11,774.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $19,042,731 or 6.15% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2013 and changes periodically.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2013, the value of these securities amounted to $21,911,100 or 7.07% of net assets.

4  Security, or portion thereof, was on loan at June 30, 2013.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2013, the value of this security amounted to $128,700 or 0.04% of net assets.

7  Amount represents less than 0.005%.

8  Illiquid investment. At June 30, 2013, the value of this investment amounted to $8,000 or 0.00% of net assets.

9  This security, which represents 0.00% of net assets as of June 30, 2013, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/13	Value as a percentage of net assets
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	$8,138,056	2.63%	$8,000	0.00%

22

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2013

10  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$60,522,059	$168,942,214	$105,133,039	$124,331,234	$117,914
UBS Private Money Market Fund LLC[a]	1,319,990	10,168,740	10,637,030	851,700	320
	$61,842,049	$179,110,954	$115,770,069	$125,182,934	$118,234

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

16  Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

See accompanying notes to financial statements.
23

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS Global Allocation Fund (the "Fund") returned 9.86% (Class A shares returned 3.83% after the deduction of the maximum sales charge), while Class Y shares returned 10.22%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 9.67% during the same time period. For comparison purposes, the Russell 3000 Index returned 21.46%, the MSCI World Free Index (net) returned 18.58%, and the Citigroup World Government Bond Index declined 4.50% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 26; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was primarily due to market allocation strategy, security selection and currency positioning.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. Overall, as mentioned above, our market allocation strategy positively contributed to Fund performance during the reporting period.

Portfolio performance summary1

What worked

•  An overweight to Japanese equities added to performance. Despite a setback toward the end of the reporting period, Japanese equities generated strong results given aggressive actions taken by the Bank of Japan to stimulate growth and end deflation.

•  Positioning in a number of fixed income sectors aided the Fund's results. A preference for high yield and investment grade corporate bonds over US Treasuries was rewarded as they generated strong results given generally solid corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment.

•  Security selection, overall, was positive for performance. US large cap core/value equities and international core equities security selection was additive for results.

•  Currency strategies, overall, were positive for performance.

  – A short position in the Australian dollar versus the US dollar was beneficial for results.

  – Long positions in both the Mexican peso and Indian rupee versus the US dollar contributed to performance during the reporting period.

  – Tactically adjusting our exposure to the euro added value.

  – Our long position in the Polish zloty versus the euro was a positive contributor to performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

24

UBS Global Allocation Fund

•  Overall, the Fund's positioning among risk assets was positive for performance during the period.

  – We tactically adjusted the Fund's allocation to equities during the reporting period. When the period began, 63% of the portfolio was allocated to equities, versus 65% for the benchmark. The initial underweight detracted from results as equity markets rallied. During the fourth quarter of 2012, we moved to an overweight in equities, as economic data somewhat improved, and ended the year with a 69% allocation to equities. In early January, we increased the Fund's allocation to 72% and then pared it to 68% at the end of the month. During the second quarter of 2013, we further increased our equity overweight. However, we reduced this exposure and moved to a slight underweight position in June. The Fund ended the reporting period with a 64% allocation to equities and a 36% allocation to global fixed income and cash.

  – The fixed income market was volatile in June in the wake of the Federal Reserve Board's comments about tapering its asset purchase program. Against this backdrop, we moved from an overweight to a neutral position in investment grade corporate bonds and modestly pared our high yield bond exposure.

What didn't work

•  A couple of the Fund's currency positions were negative for the period.

  – A long position in the South African rand modestly detracted from results.

  – Our short in the Swiss franc versus the euro was a negative for performance.

•  A bias toward non-US equities versus US equities modestly detracted from results. Our preference for both international developed equities and emerging market equities was not rewarded, as they lagged their US counterparts given concerns about moderating global growth, the European sovereign debt crisis and falling commodity prices.

•  Security selection in certain areas was not beneficial to performance. Our international all cap growth equities and emerging market core equities security selection was not rewarded during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

25

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/2013 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	9.86%	2.17%	5.37%
Class C2	9.11	1.39	4.56
Class Y3	10.22	2.48	5.66
After deducting maximum sales charge
Class A1	3.83%	1.03%	4.77%
Class C2	8.11	1.39	4.56
Russell 3000 Index[4]	21.46%	7.25%	7.81%
MSCI World Free Index (net)[5]	18.58	2.70	7.25
Citigroup World Government Bond Index[6]	(4.50)	3.04	4.70
GSMI Mutual Fund Index[7]	9.67	3.89	6.93

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.31% and 1.31%; Class C—2.08% and 2.08%; Class Y—1.01% and 1.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2013, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, and is a composite of five indexes compiled by independent data providers: 65% MSCI All-Country World Index (net), 15% Citigroup World Government Bond Ex US Index, 15% Citigroup US Government Bond Index, 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

26

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class Y shares versus the Russell 3000 Index, the MSCI World Free Index (net), the Citigroup World Government Bond Index and the GSMI Mutual Fund Index over the 10 years ended June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

27

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
Novartis AG	0.8%
Toyota Motor Corp.	0.8
HSBC Holdings PLC	0.8
Nestle SA	0.7
BP PLC	0.7
Apple, Inc.	0.7
Imperial Tobacco Group PLC	0.5
Telenor ASA	0.5
SABMiller PLC	0.5
Royal Bank of Canada	0.5
Total	6.5%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2013

Percentage of net assets
United States	21.5%
United Kingdom	6.1
Japan	5.8
Germany	3.8
Switzerland	2.5
Total	39.7%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
UK Gilts, 3.750%, due 09/07/21	0.8%
US Treasury Notes, 0.125%, due 12/31/14	0.7
Government of Australia, 5.750%, due 05/15/21	0.7
Kingdom of Sweden, 5.000%, due 12/01/20	0.7
Government of Finland, 4.375%, due 07/04/19	0.7
US Treasury Notes, 0.750%, due 12/31/17	0.6
Bundesrepublik Deutschland, 1.500%, due 04/15/16	0.6
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.5
US Treasury Notes, 0.250%, due 11/30/14	0.4
Kingdom of the Netherlands, 1.250%, due 01/15/18	0.4
Total	6.1%

1  Figures represent the direct investments of UBS Global Allocation Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

2  Figures represent the direct investments of the UBS Global Allocation Fund (excluding derivatives exposure). If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States 21.9%, Singapore 11.9%, Japan 6.4%, United Kingdom 6.2% and Russia 4.0%.

28

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	0.90%
Airlines	0.92
Auto components	0.40
Automobiles	0.94
Beverages	0.98
Biotechnology	0.90
Building products	0.25
Capital markets	0.99
Chemicals	1.39
Commercial banks	3.24
Commercial services & supplies	0.10
Communications equipment	0.37
Computers & peripherals	0.88
Construction & engineering	0.09
Construction materials	0.47
Consumer finance	0.17
Diversified financial services	1.01
Diversified telecommunication services	0.62
Electric utilities	0.60
Electrical equipment	0.48
Electronic equipment, instruments & components	0.08
Energy equipment & services	0.81
Food & staples retailing	0.55
Food products	1.37
Gas utilities	0.25
Health care equipment & supplies	0.27
Health care providers & services	0.84
Hotels, restaurants & leisure	0.57
Household durables	0.11
Household products	0.10
Industrial conglomerates	0.70
Insurance	2.44
Internet & catalog retail	0.69
Internet software & services	0.87
IT services	1.04
Leisure equipment & products	0.26
Life sciences tools & services	0.05
Machinery	1.49
Media	1.01
Metals & mining	1.07
Multiline retail	0.40%
Multi-utilities	0.36
Oil, gas & consumable fuels	2.44
Paper & forest products	0.15
Personal products	0.68
Pharmaceuticals	2.74
Professional services	0.43
Real estate investment trust (REIT)	0.39
Real estate management & development	0.35
Road & rail	0.57
Semiconductors & semiconductor equipment	1.16
Software	1.87
Specialty retail	0.03
Textiles, apparel & luxury goods	1.01
Tobacco	0.75
Trading companies & distributors	0.67
Wireless telecommunication services	1.34
Total common stocks	45.61%
Bonds
Mortgage & agency debt securities	0.14
US government obligations	3.39
Non-US government obligations	6.90
Total bonds	10.43%
Investment companies
iShares JPMorgan USD Emerging Markets Bond Fund	2.03
UBS Emerging Markets Equity Relationship Fund	7.35
UBS High Yield Relationship Fund	5.21
Total investment companies	14.59%
Warrant	0.03
Short-term investment	25.33
Options purchased	0.58
Investment of cash collateral from securities loaned	3.16
Total investments	99.73%
Cash and other assets, less liabilities	0.27
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Allocation Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

29

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 45.61%
Australia: 0.88%
Australia & New Zealand Banking Group Ltd.	102,311	$2,674,188
Orica Ltd.	85,686	1,618,219
Westfield Group	181,888	1,902,995
Total Australia common stocks		6,195,402
Brazil: 0.21%
BRF SA	10,900	236,675
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR[1]	6,300	286,398
Cia de Bebidas das Americas ADR	2,800	104,580
Cielo SA	9,500	238,421
Cosan Ltd., Class A	13,400	216,544
Embraer SA ADR	3,100	114,359
Lojas Renner SA	4,200	120,371
Minerva SA*	20,800	96,759
Vale SA ADR	4,300	56,545
Total Brazil common stocks		1,470,652
Canada: 1.61%
Canadian Oil Sands Ltd.	92,800	1,717,996
Lightstream Resources Ltd.[1]	122,115	911,479
Lululemon Athletica, Inc.*	16,500	1,081,080
Petrobank Energy & Resources Ltd.*[1]	101,000	46,097
Petrominerales Ltd.	75,158	428,780
Royal Bank of Canada	59,900	3,490,227
Suncor Energy, Inc.	87,300	2,573,262
Teck Resources Ltd., Class B	49,300	1,053,315
Total Canada common stocks		11,302,236
China: 1.14%
AAC Technologies Holdings, Inc.	85,000	480,012
AIA Group Ltd.	759,717	3,217,708
Anhui Conch Cement Co., Ltd., H Shares	19,000	51,444
Brilliance China Automotive Holdings Ltd.*	368,000	412,788
China Overseas Land & Investment Ltd.	24,000	62,970
China ZhengTong Auto Services Holdings Ltd.*	221,500	103,952
Jardine Matheson Holdings Ltd.	45,200	2,734,600
Kingboard Chemical Holdings Ltd.	4,100	8,447
Lee & Man Paper Manufacturing Ltd.	406,000	241,840
Nine Dragons Paper Holdings Ltd.	366,000	237,832
Shimao Property Holdings Ltd.[1]	40,500	80,415
Tencent Holdings Ltd.	8,700	341,223
Total China common stocks		7,973,231
	Shares	Value
Denmark: 0.08%
FLSmidth & Co. A/S1	12,535	$570,737
Finland: 0.49%
Sampo Oyj, Class A	87,414	3,406,646
France: 0.73%
Carrefour SA	104,929	2,885,953
Schneider Electric SA	30,392	2,204,665
Total France common stocks		5,090,618
Germany: 2.60%
Bayer AG	29,533	3,149,523
Beiersdorf AG	14,322	1,249,030
Deutsche Bank AG	54,439	2,278,520
E.ON SE	103,291	1,695,398
Fresenius Medical Care AG & Co. KGaA	18,254	1,295,650
HeidelbergCement AG	36,141	2,430,708
Infineon Technologies AG	262,100	2,193,675
MAN SE1	12,007	1,311,266
SAP AG	35,996	2,636,017
Total Germany common stocks		18,239,787
India: 0.18%
Dr Reddy's Laboratories Ltd. ADR*	12,500	472,750
HDFC Bank Ltd. ADR	10,700	387,768
ICICI Bank Ltd. ADR	9,600	367,200
Total India common stocks		1,227,718
Indonesia: 0.29%
Alam Sutera Realty Tbk PT	4,542,000	343,224
Bank Rakyat Indonesia Persero Tbk PT	819,500	639,912
Lippo Karawaci Tbk PT	1,374,500	210,503
Matahari Department Store Tbk PT*	92,500	108,111
Media Nusantara Citra Tbk PT	759,000	238,980
Perusahaan Gas Negara Persero Tbk PT	571,000	330,806
Semen Indonesia Persero Tbk PT	61,500	105,959
Wijaya Karya Persero Tbk PT	207,500	42,859
Total Indonesia common stocks		2,020,354
Ireland: 0.65%
Ryanair Holdings PLC ADR	44,600	2,298,238
Shire PLC	71,581	2,269,963
Total Ireland common stocks		4,568,201
Israel: 0.55%
Check Point Software Technologies Ltd.*	31,200	1,550,016
Teva Pharmaceutical Industries Ltd. ADR	58,516	2,293,827
Total Israel common stocks		3,843,843

30

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Continued)
Italy: 0.39%
Fiat Industrial SpA	245,183	$2,733,455
Japan: 5.78%
Asahi Glass Co., Ltd.[1]	264,000	1,719,540
Bridgestone Corp.	82,800	2,821,779
ITOCHU Corp.	294,400	3,398,750
Japan Airlines Co. Ltd.	35,100	1,804,900
KDDI Corp.	65,000	3,381,730
Mitsubishi Corp.	79,800	1,367,012
Mitsubishi UFJ Financial Group, Inc.	550,200	3,395,064
ORIX Corp.	239,200	3,267,957
Sankyo Co., Ltd.	38,300	1,809,190
Shin-Etsu Chemical Co., Ltd.	43,900	2,912,503
Shiseido Co. Ltd.[1]	146,700	2,184,673
THK Co., Ltd.	113,800	2,392,347
Tokio Marine Holdings, Inc.	97,200	3,082,214
Tokyo Gas Co., Ltd.	249,000	1,375,802
Toyota Motor Corp.	92,600	5,592,599
Total Japan common stocks		40,506,060
Luxembourg: 0.13%
ArcelorMittal	83,716	934,300
Macau: 0.19%
Melco Crown Entertainment Ltd. ADR*	34,200	764,712
Sands China Ltd.	127,600	601,309
Total Macau common stocks		1,366,021
Malaysia: 0.19%
AirAsia Bhd	251,500	253,928
Axiata Group Bhd	215,000	451,163
Malayan Banking Bhd	77,200	254,116
Sapurakencana Petroleum Bhd*	268,700	347,835
Total Malaysia common stocks		1,307,042
Mexico: 0.27%
Alsea SAB de CV1	136,000	323,693
Cemex SAB de CV ADR*[1]	66,352	702,004
Grupo Financiero Banorte SAB de CV, Class O	105,000	621,697
Grupo Televisa SAB ADR	9,900	245,916
Total Mexico common stocks		1,893,310
Netherlands: 1.11%
Heineken NV	36,147	2,303,134
Koninklijke DSM NV	45,547	2,967,870
NXP Semiconductor NV*	20,200	625,796
Wolters Kluwer NV	89,030	1,883,725
Total Netherlands common stocks		7,780,525
	Shares	Value
Norway: 0.70%
Statoil ASA	65,111	$1,343,092
Telenor ASA	178,165	3,531,417
Total Norway common stocks		4,874,509
Panama: 0.03%
Copa Holdings SA, Class A	1,800	236,016
Philippines: 0.26%
Alliance Global Group, Inc.	1,212,000	656,500
Bloomberry Resorts Corp.*	435,600	90,750
Megaworld Corp.	4,875,000	372,396
Metropolitan Bank & Trust	173,572	445,983
SM Investments Corp.	9,405	232,948
Total Philippines common stocks		1,798,577
Russia: 0.03%
Magnit OJSC GDR	4,250	243,100
Singapore: 0.08%
Avago Technologies Ltd.	15,300	571,914
South Africa: 0.11%
Aspen Pharmacare Holdings Ltd.*	12,087	277,651
Life Healthcare Group Holdings Ltd.	57,063	216,475
Shoprite Holdings Ltd.	14,006	262,832
Total South Africa common stocks		756,958
South Korea: 0.28%
Amorepacific Corp.	60	48,071
Hyundai Motor Co.	1,467	289,662
Kangwon Land, Inc.	8,820	244,045
Kia Motors Corp.	4,657	253,229
LG Chem Ltd.	832	184,314
Samsung Electronics Co., Ltd.	193	226,790
SK Hynix, Inc.*	16,730	457,052
SK Telecom Co., Ltd.	1,401	257,616
Total South Korea common stocks		1,960,779
Spain: 0.13%
Acciona SA1	17,331	914,763
Sweden: 0.18%
Lundin Petroleum AB*	62,110	1,231,808
Switzerland: 2.53%
Credit Suisse Group AG*	91,112	2,416,342
Glencore Xstrata PLC	471,908	1,953,352
Nestle SA	79,771	5,231,924
Novartis AG	82,761	5,879,268
SGS SA	1,038	2,229,741
Total Switzerland common stocks		17,710,627

31

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Continued)
Taiwan: 0.36%
Largan Precision Co., Ltd.	18,000	$576,557
MediaTek, Inc.	10,000	116,279
President Chain Store Corp.	38,000	249,141
Siliconware Precision Industries Co.	102,000	128,304
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	56,100	1,027,752
Uni-President Enterprises Corp.	236,778	461,374
Total Taiwan common stocks		2,559,407
Thailand: 0.29%
Home Product Center PCL	289,846	107,472
Jasmine International PCL	2,986,000	755,767
Land and Houses PCL NVDR	724,900	264,110
LPN Development PCL	324,900	252,461
Minor International PCL	205,600	164,400
Pruksa Real Estate PCL	159,400	116,666
Supalai PCL	217,500	124,125
Thanachart Capital PCL	194,200	241,067
Tisco Financial Group PCL	19,250	25,447
Total Thailand common stocks		2,051,515
Turkey: 0.15%
Turk Hava Yollari	204,680	795,925
Turkiye Garanti Bankasi AS	55,132	240,686
Total Turkey common stocks		1,036,611
United Kingdom: 5.07%
Aviva PLC	401,760	2,075,149
Barclays PLC	543,291	2,300,884
BP PLC	718,385	4,974,187
HSBC Holdings PLC	530,563	5,503,466
Imperial Tobacco Group PLC	106,609	3,696,951
Liberty Global PLC, Series A*	8,500	629,680
Prudential PLC	170,076	2,780,779
Rio Tinto PLC	65,250	2,662,662
SABMiller PLC	73,064	3,503,269
Sage Group PLC	465,771	2,410,026
SSE PLC	88,667	2,053,888
Vodafone Group PLC	1,033,698	2,953,383
Total United Kingdom common stocks		35,544,324
United States: 17.94%
Acorda Therapeutics, Inc.*	16,200	534,438
Adobe Systems, Inc.*	34,500	1,571,820
Aegerion Pharmaceuticals, Inc.*	4,400	278,696
Allergan, Inc.	19,600	1,651,104
Alnylam Pharmaceuticals, Inc.*	8,500	263,585
Amazon.com, Inc.*	10,500	2,915,745
American Capital Agency Corp.	22,300	512,677
AMETEK, Inc.	26,000	1,099,800
	Shares	Value
Apple, Inc.	12,350	$4,891,588
Archer-Daniels-Midland Co.	15,400	522,214
Atmel Corp.*	82,700	607,845
Baker Hughes, Inc.	23,700	1,093,281
Baxter International, Inc.	17,200	1,191,444
Biogen Idec, Inc.*	6,000	1,291,200
Bio-Rad Laboratories, Inc., Class A*	3,200	359,040
Bluebird Bio, Inc.*	4,300	107,371
Boeing Co.	14,400	1,475,136
Broadcom Corp., Class A	18,800	634,688
Cabot Oil & Gas Corp.	7,100	504,242
Cardinal Health, Inc.	30,400	1,434,880
Catamaran Corp.*	15,100	735,672
Citigroup, Inc.	40,620	1,948,541
Coach, Inc.	16,300	930,567
Colgate-Palmolive Co.	12,600	721,854
Comcast Corp., Class A	35,500	1,486,740
Commercial Metals Co.	31,300	462,301
Concho Resources, Inc.*	10,400	870,688
Crown Castle International Corp.*	16,700	1,208,913
Cummins, Inc.	8,300	900,218
Danaher Corp.	19,800	1,253,340
Digital Realty Trust, Inc.[1]	5,900	359,900
Discover Financial Services	20,100	957,564
Dollar General Corp.*	31,800	1,603,674
Dow Chemical Co.	32,300	1,039,091
eBay, Inc.*	35,400	1,830,888
Edison International	10,900	524,944
Eli Lilly & Co.	10,600	520,672
EOG Resources, Inc.	8,600	1,132,448
Epizyme, Inc.*[1]	3,800	106,894
Estee Lauder Cos., Inc., Class A	19,700	1,295,669
Facebook, Inc., Class A*	50,200	1,247,972
Fidelity National Information Services, Inc.	20,800	891,072
First Cash Financial Services, Inc.*	4,500	221,445
FMC Technologies, Inc.*	11,100	618,048
Freeport-McMoRan Copper & Gold, Inc.	11,600	320,276
Freescale Semiconductor Ltd.*[1]	18,400	249,320
General Dynamics Corp.	20,900	1,637,097
Gilead Sciences, Inc.*	53,700	2,749,977
Google, Inc., Class A*	3,000	2,641,110
Halliburton Co.	36,300	1,514,436
Hertz Global Holdings, Inc.*	59,800	1,483,040
Hess Corp.	17,600	1,170,224
Hospira, Inc.*	28,400	1,088,004
IHS, Inc., Class A*	7,400	772,412
Illinois Tool Works, Inc.	26,600	1,839,922
Impax Laboratories, Inc.*	25,900	516,705
Informatica Corp.*	14,400	503,712
International Paper Co.	14,400	638,064

32

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Interpublic Group of Cos., Inc.	45,000	$654,750
Intuitive Surgical, Inc.*	1,440	729,475
Invesco Ltd.	15,800	502,440
JPMorgan Chase & Co.	34,100	1,800,139
Kellogg Co.	13,500	867,105
Kraft Foods Group, Inc.	21,366	1,193,719
Las Vegas Sands Corp.	22,000	1,164,460
Lexicon Pharmaceuticals, Inc.*	105,700	229,369
Ligand Pharmaceuticals, Inc., Class B*[1]	12,200	456,524
Lincoln National Corp.	26,900	981,043
Macy's, Inc.	18,500	888,000
MasterCard, Inc., Class A	2,900	1,666,050
McDermott International, Inc.*	49,300	403,274
MetLife, Inc.	18,400	841,984
Michael Kors Holdings Ltd.*	22,100	1,370,642
Micron Technology, Inc.*	49,700	712,201
Mohawk Industries, Inc.*	7,100	798,679
Mondelez International, Inc., Class A	40,200	1,146,906
Monster Beverage Corp.*	15,200	923,704
Morgan Stanley	75,900	1,854,237
NetApp, Inc.*	32,900	1,242,962
NextEra Energy, Inc.	9,600	782,208
NII Holdings, Inc.*[1]	183,200	1,221,944
NIKE, Inc., Class B	22,900	1,458,272
Noble Corp.	26,500	995,870
Norfolk Southern Corp.	19,300	1,402,145
Parker Hannifin Corp.	13,300	1,268,820
PG&E Corp.	18,300	836,859
Philip Morris International, Inc.	18,100	1,567,822
Precision Castparts Corp.	7,300	1,649,873
Priceline.com, Inc.*	2,300	1,902,399
Progressive Corp.	25,200	640,584
QUALCOMM, Inc.	34,900	2,131,692
Quintiles Transnational Holdings, Inc.*	4,700	200,032
Ralph Lauren Corp.	13,000	2,258,620
Realogy Holdings Corp.*	11,800	566,872
Salesforce.com, Inc.*	36,300	1,385,934
Salix Pharmaceuticals Ltd.*	10,100	668,115
Schlumberger Ltd.	8,600	616,276
ServiceNow, Inc.*	16,600	670,474
ServiceSource International, Inc.*	103,400	963,688
Sherwin-Williams Co.	5,700	1,006,620
Sirius XM Radio, Inc.	101,500	340,025
Skyworks Solutions, Inc.*	25,000	547,250
Spirit Airlines, Inc.*	32,600	1,035,702
Starbucks Corp.	9,600	628,704
Symantec Corp.	46,000	1,033,620
Teradata Corp.*	20,900	1,049,807
Time Warner, Inc.	12,500	722,750
Union Pacific Corp.	7,300	1,126,244
	Shares	Value
United Technologies Corp.	15,000	$1,394,100
UnitedHealth Group, Inc.	34,400	2,252,512
US Bancorp	35,800	1,294,170
Viacom, Inc., Class B	14,800	1,007,140
Visa, Inc., Class A	13,400	2,448,850
VMware, Inc., Class A*	20,100	1,346,499
Waste Management, Inc.	17,900	721,907
Wells Fargo & Co.	22,300	920,321
Zoetis, Inc.	10,300	318,167
Total United States common stocks		125,744,758
Total common stocks (cost $288,929,555)		319,665,804
	Face amount
Bonds: 10.43%
Mortgage & agency debt securities: 0.14%
United States: 0.14%
Federal Home Loan Mortgage Corp. Gold Pools,[2] #G00194, 7.500%, due 02/01/24	$36,200	41,116
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31	801,906	913,672
Total mortgage & agency debt securities (cost $873,845)		954,788
US government obligations: 3.39%
US Treasury Bonds, 2.750%, due 08/15/42	555,000	479,035
2.750%, due 11/15/42	1,305,000	1,125,155
5.375%, due 02/15/31	1,500,000	1,953,984
6.250%, due 08/15/23	1,500,000	2,012,813
8.000%, due 11/15/21	960,000	1,391,775
US Treasury Notes, 0.125%, due 12/31/14[1]	5,205,000	5,195,647
0.250%, due 11/30/14[1]	2,950,000	2,950,690
0.625%, due 04/30/18[1]	1,675,000	1,618,730
0.750%, due 12/31/17	4,145,000	4,055,298
1.625%, due 11/15/22[1]	605,000	564,777
2.500%, due 04/30/15	725,000	753,575
3.125%, due 04/30/17	1,500,000	1,619,649
Total US government obligations (cost $23,402,034)		23,721,128

33

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations: 6.90%
Australia: 0.69%
Government of Australia, 5.750%, due 05/15/21	AUD	4,650,000	$4,879,201
Belgium: 0.35%
Kingdom of Belgium, 1.250%, due 06/22/18	EUR	1,900,000	2,442,221
Finland: 0.69%
Government of Finland, 4.375%, due 07/04/19		3,152,000	4,834,207
France: 0.88%
Government of France, 0.250%, due 07/25/18		1,865,232	2,455,450
3.750%, due 04/25/21		1,660,000	2,452,655
4.500%, due 04/25/41		810,000	1,283,338
			6,191,443
Germany: 1.23%
Bundesrepublik Deutschland, 1.500%, due 04/15/16[4]		2,866,619	3,925,140
3.250%, due 07/04/21		2,505,000	3,737,664
4.000%, due 01/04/37		580,000	963,250
			8,626,054
Italy: 1.00%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[3]		2,051,278	2,473,851
3.000%, due 04/15/15		1,545,000	2,043,668
4.250%, due 02/01/19		1,860,000	2,495,251
			7,012,770
Netherlands: 0.36%
Kingdom of the Netherlands, 1.250%, due 01/15/18		1,900,000	2,499,029
Sweden: 0.69%
Kingdom of Sweden, 5.000%, due 12/01/20	SEK	26,830,000	4,836,466
United Kingdom: 1.01%
UK Gilts, 3.750%, due 09/07/21	GBP	3,450,000	5,851,963
4.750%, due 12/07/38		655,000	1,220,709
			7,072,672
Total Non-US government obligations (cost $49,420,920)			48,394,063
Total bonds (cost $73,696,799)			73,069,979
	Shares	Value
Investment companies: 14.59%
iShares JPMorgan USD Emerging Markets Bond Fund[1]	130,100	$14,249,853
UBS Emerging Markets Equity Relationship Fund*[5]	1,489,932	51,518,582
UBS High Yield Relationship Fund*[5]	1,161,787	36,525,431
Total investment companies (cost $88,649,148)		102,293,866
	Number of warrants
Warrant: 0.03%
Russia: 0.03%
Sberbank of Russia, strike @ USD $0.00001, expires 10/14/15* (cost $229,994)	79,207	225,402
	Shares
Short-term investment: 25.33%
Investment company: 25.33%
UBS Cash Management Prime Relationship Fund[5] (cost $177,549,105)	177,549,105	177,549,105
	Number of contracts
Options purchased*: 0.58%
Call options: 0.58%
FTSE 100 Index, strike @ GBP 6,700.00, expires December 2013	749	746,170
S&P 500 Index, strike @ USD 1,600.00, expires December 2013	451	3,314,850
Total options purchased (cost $4,588,896)		4,061,020
	Shares
Investment of cash collateral from securities loaned: 3.16%
UBS Private Money Market Fund LLC[5] (cost $22,183,419)	22,183,419	22,183,419
Total investments: 99.73% (cost $655,826,916)		699,048,595
Cash and other assets, less liabilities: 0.27%		1,911,131
Net assets: 100.00%		$700,959,726

34

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $669,149,338; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$49,390,768
Gross unrealized depreciation	(19,491,511)
Net unrealized appreciation of investments	$29,899,257

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 66. Portfolio footnotes begin on page 37.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CAD	6,490,000	USD	6,369,964	09/05/13	$208,952
BB	USD	7,118,858	MXN	91,930,000	09/05/13	(66,566)
BB	USD	9,257,530	PLN	29,695,000	09/05/13	(357,771)
CSI	NZD	36,735,000	USD	29,209,835	09/05/13	878,399
GSI	EUR	6,050,000	NOK	46,376,094	09/05/13	(260,648)
HSBC	AUD	15,870,000	USD	15,064,264	09/05/13	622,010
HSBC	NOK	73,110,000	USD	12,610,499	09/05/13	603,190
HSBC	USD	19,331,895	EUR	14,495,000	09/05/13	(458,970)
JPMCB	CHF	2,050,000	USD	2,195,044	09/05/13	23,411
JPMCB	EUR	1,830,000	USD	2,397,124	09/05/13	14,409
JPMCB	GBP	2,875,000	USD	4,424,800	09/05/13	54,029
JPMCB	HKD	29,100,000	USD	3,748,675	09/05/13	(4,182)
JPMCB	IDR	51,519,500,000	USD	5,009,675	09/05/13	(139,081)
JPMCB	INR	213,760,000	USD	3,624,095	09/05/13	68,751
JPMCB	JPY	826,300,000	USD	8,471,978	09/05/13	138,214
JPMCB	THB	337,430,000	USD	10,861,364	09/05/13	19,816
JPMCB	TWD	223,900,000	USD	7,402,877	09/05/13	(72,542)
JPMCB	USD	258,131	GBP	165,000	09/05/13	(7,287)
JPMCB	USD	2,993,206	KRW	3,401,000,000	09/05/13	(24,694)
JPMCB	USD	8,317,757	PHP	360,450,000	09/05/13	18,435
JPMCB	USD	3,887,310	SGD	4,865,000	09/05/13	(48,612)
JPMCB	USD	6,977,033	THB	218,730,000	09/05/13	50,711
JPMCB	USD	7,502,094	TWD	223,900,000	09/05/13	(26,674)
RBS	USD	43,424,302	JPY	4,097,300,000	09/05/13	(2,100,409)
Net unrealized depreciation on forward foreign currency contracts						$(867,109)

35

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 120 contracts (USD)	September 2013	$18,458,177	$17,677,500	$(780,677)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 33 contracts (USD)	September 2013	(7,267,694)	(7,260,000)	7,694
Index futures buy contracts:
Amsterdam Exchange Index, 81 contracts (EUR)	July 2013	7,417,927	7,270,704	(147,223)
DAX Index, 52 contracts (EUR)	September 2013	13,928,340	13,480,473	(447,867)
E-mini S&P 500 Index, 545 contracts (USD)	September 2013	44,009,751	43,580,925	(428,826)
EURO STOXX 50 Index, 168 contracts (EUR)	September 2013	5,918,730	5,681,234	(237,496)
TOPIX Index, 133 contracts (JPY)	September 2013	14,716,552	15,166,667	450,115
Index futures sell contracts:
E-mini NASDAQ 100 Index, 322 contracts (USD)	September 2013	(18,912,863)	(18,684,050)	228,813
Mini MSCI Emerging Markets Index, 404 contracts (USD)	September 2013	(19,197,425)	(18,860,740)	336,685
Net unrealized depreciation on futures contracts				$(1,018,782)

Options written

Call option	Expiration date	Premiums received	Value
NIKKEI 225 Index, 133 contracts, strike @ JPY 14,500.00	December 2013	$1,119,052	$(918,582)

Written options activity for the year ended June 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	—	$—
Options written	886	5,682,896
Options terminated in closing purchase transactions	(753)	(4,563,844)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2013	133	$1,119,052

36

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$319,665,804	$—	$—	$319,665,804
Mortgage & agency debt securities	—	954,788	—	954,788
US government obligations	—	23,721,128	—	23,721,128
Non-US government obligations	—	48,394,063	—	48,394,063
Investment companies	14,249,853	88,044,013	—	102,293,866
Warrant	225,402	—	—	225,402
Short-term investment	—	177,549,105	—	177,549,105
Options purchased	4,061,020	—	—	4,061,020
Investment of cash collateral from securities loaned	—	22,183,419	—	22,183,419
Forward foreign currency contracts, net	—	(867,109)	—	(867,109)
Futures contracts, net	(1,018,782)	—	—	(1,018,782)
Options written	(918,582)	—	—	(918,582)
Total	$336,264,715	$359,979,407	$—	$696,244,122

At June 30, 2012, $148,952,176 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2013.

2  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

3  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of this security amounted to $3,925,140 or 0.56% of net assets.

37

UBS Global Allocation Fund

Portfolio of investments

June 30, 2013

5  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Net realized gain during the year ended 06/30/13	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$106,415,060	$353,990,261	$282,856,216	$—	$—	$177,549,105	$159,848
UBS Private Money Market Fund LLC[a]	14,940,198	347,762,811	340,519,590	—	—	22,183,419	5,481
UBS Credit Bond Relationship Fund	67,654,084	—	69,300,081	9,230,867	(7,584,870)	—	—
UBS Emerging Markets Equity Relationship Fund	54,873,562	7,700,000	11,000,000	5,826,401	(5,881,381)	51,518,582	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	20,337,854	—	22,669,366	4,264,996	(1,933,484)	—	—
UBS Global Corporate Bond Relationship Fund	53,293,279	—	54,815,290	7,042,085	(5,520,074)	—	—
UBS High Yield Relationship Fund	44,465,802	13,800,000	25,450,000	9,221,695	(5,512,066)	36,525,431	—
UBS Small-Cap Equity Relationship Fund	20,206,469	—	23,356,704	11,726,535	(8,576,300)	—	—
	$382,186,308	$723,253,072	$829,967,247	$47,312,579	$(35,008,175)	$287,776,537	$165,329

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
38

UBS Global Frontier Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS Global Frontier Fund (the "Fund") returned 12.98% (Class A shares returned 6.80% after the deduction of the maximum sales charge), while Class Y shares returned 13.21%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 9.67% over the same time period. For comparison purposes, the MSCI World Free Index (net) returned 18.58%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 41; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a strong absolute return during the reporting period. Performance was primarily due to market allocation strategy, security selection, currency positioning and the use of leverage.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were just one tool, among others, we used to implement our market allocation strategy. Overall, as mentioned above, our market allocation strategy positively contributed to Fund performance during the period.

Portfolio performance summary1

What worked

•  An overweight to Japanese equities added to performance. Despite a setback toward the end of the reporting period, Japanese equities generated strong results given aggressive actions taken by the Bank of Japan to stimulate growth and end deflation.

•  Positioning in a number of fixed income sectors aided the Fund's results. A preference for high yield and investment grade corporate bonds over US Treasuries was rewarded, as they generated strong results given generally solid corporate fundamentals and overall robust demand from investors looking to generate incremental yield in the low interest rate environment.

•  Security selection, overall, was positive for performance. US large cap core value equities and international core equities security selection was additive for results.

•  Currency strategies, overall, were positive for performance.

  – A short position in the Australian dollar versus the US dollar was beneficial for results.

  – Long positions in both the Mexican peso and Indian rupee versus the US dollar contributed to performance during the reporting period.

  – Tactically adjusting our exposure to the euro added value.

  – Our long position in the Polish zloty versus the euro was a positive contributor to performance.

•  Overall, the Fund's positioning among risk assets was positive for performance during the period.

  – We tactically adjusted the Fund's allocation to equities during the reporting period. When the period began, 63% of the portfolio was allocated to equities, versus 65% for the Index. The initial underweight detracted

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

39

UBS Global Frontier Fund

from results as equity markets rallied. During the fourth quarter of 2012, we moved to an overweight in equities as economic data somewhat improved, and ended the year with a 69% allocation to equities. In early January, we increased the Fund's allocation to 72% and then pared it to 68% at the end of the month. During the second quarter of 2013, we further increased our equity overweight. However, we reduced this exposure and moved to a slight underweight position in June. The Fund ended the reporting period with a 64% allocation to equities and a 36% allocation to global fixed income and cash.

  – The fixed income market was volatile in June in the wake of the Federal Reserve Board's comments about tapering its asset purchase program. Against this backdrop, we moved from an overweight to a neutral position in investment grade corporate bonds and modestly pared our high yield bond exposure.

•  Leverage contributed to performance during the reporting period. The Fund maintained a leverage factor of approximately 25% during the reporting period. Given that leverage magnifies returns on the upside and the downside, the positive impact from market exposure was, therefore, amplified and beneficial to the Fund's results.

What didn't work

•  A couple of the Fund's currency positions were negative for the reporting period.

  – A long position in the South African rand modestly detracted from results.

  – Our short in the Swiss franc versus the euro was a negative for performance.

•  A bias toward non-US equities versus US equities modestly detracted from results. Our preference for both international developed equities and emerging market equities was not rewarded, as they lagged their US counterparts given concerns about moderating global growth, the European sovereign debt crisis and falling commodity prices.

Security selection in certain areas was not beneficial to performance. Our international all cap growth equities and emerging market core equities security selection was not rewarded during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

40

UBS Global Frontier Fund

Average annual total returns for periods ended 06/30/2013 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	12.98%	1.38%	(0.92)%
Class C3	12.15	0.63	(1.66)
Class Y4	13.21	1.62	(0.67)
After deducting maximum sales charge
Class A2	6.80%	0.24%	(1.86)%
Class C3	11.15	0.63	(1.66)
MSCI World Free Index (net)[5]	18.58%	2.70%	0.73%
GSMI Mutual Fund Index[6]	9.67	3.89	2.83

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—1.85% and 1.52%; Class C—2.63% and 2.27%; Class Y—1.63% and 1.27%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Global Frontier Fund is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, and is a composite of five indexes compiled by independent data providers: 65% MSCI All-Country World Index (net), 15% Citigroup World Government Bond Ex US Index, 15% Citigroup US Government Bond Index, 2% JPMorgan Emerging Markets Bond Index Global(EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

41

UBS Global Frontier Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Frontier Fund Class A and Class Y shares versus the MSCI World Free Index (net) and the GSMI Mutual Fund Index from July 26, 2007, which is the inception date of the two classes, through June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

42

UBS Global Frontier Fund

Top ten equity holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
Apple, Inc.	0.7%
Amazon.com, Inc.	0.4
Gilead Sciences, Inc.	0.4
Google, Inc., Class A	0.3
Visa, Inc., Class A	0.3
Ralph Lauren Corp.	0.3
UnitedHealth Group, Inc.	0.3
QUALCOMM, Inc.	0.3
Citigroup, Inc.	0.3
Morgan Stanley	0.3
Total	3.6%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2013

Percentage of net assets
United States	22.6%
Germany	1.6
United Kingdom	1.5
Italy	1.3
France	1.1
Total	28.1%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
US Treasury Notes, 0.125%, due 12/31/14	1.6%
US Treasury Notes, 0.250%, due 11/30/14	1.3
UK Gilts, 3.750%, due 09/07/21	1.1
US Treasury Notes, 0.875%, due 12/31/16	1.0
Kingdom of Sweden, 5.000%, due 12/01/20	0.9
Government of Australia, 5.750%, due 05/15/21	0.9
Government of Finland, 4.375%, due 07/04/19	0.9
Bundesrepublik Deutschland, 1.500%, due 04/15/16	0.7
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.7
Buoni Poliennali Del Tesoro, 4.250%, due 02/01/19	0.5
Total	9.6%

1  Figures represent the direct investments of UBS Global Frontier Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

2  Figures represent the direct investments of the UBS Global Frontier Fund (excluding derivatives exposure). If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States: 27.88%, United Kingdom: 4.67%, Germany 3.20%, France 1.58% and Italy 1.54%.

43

UBS Global Frontier Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Common stocks
Aerospace & defense	0.82%
Airlines	0.15
Beverages	0.12
Biotechnology	0.83
Capital markets	0.32
Chemicals	0.28
Commercial banks	0.31
Commercial services & supplies	0.10
Communications equipment	0.28
Computers & peripherals	0.82
Consumer finance	0.12
Diversified financial services	0.52
Electric utilities	0.18
Electrical equipment	0.14
Energy equipment & services	0.71
Food products	0.52
Health care equipment & supplies	0.25
Health care providers & services	0.59
Hotels, restaurants & leisure	0.24
Household durables	0.10
Household products	0.10
Industrial conglomerates	0.16
Insurance	0.34
Internet & catalog retail	0.63
Internet software & services	0.74
IT services	0.92
Life sciences tools & services	0.05
Machinery	0.54
Media	0.66
Metals & mining	0.11
Multiline retail	0.33
Multi-utilities	0.12
Oil, gas & consumable fuels	0.49
Paper & forest products	0.09
Personal products	0.17%
Pharmaceuticals	0.72
Professional services	0.10
Real estate investment trust (REIT)	0.12
Real estate management & development	0.07
Road & rail	0.54
Semiconductors & semiconductor equipment	0.55
Software	1.08
Textiles, apparel & luxury goods	0.97
Tobacco	0.22
Wireless telecommunication services	0.33
Total common stocks	17.55%
Bonds
US government obligations	5.15
Non-US government obligations	8.70
Total bonds	13.85%
Investment companies
iShares JPMorgan USD Emerging Markets Bond Fund	2.35
UBS Emerging Markets Equity Relationship Fund	13.02
UBS High Yield Relationship Fund	6.92
UBS International Equity Relationship Fund	14.79
Total investment companies	37.08%
Short-term investment	24.60
Options purchased	0.72
Investment of cash collateral from securities loaned	0.77
Total investments	94.57%
Cash and other assets, less liabilities	5.43
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Frontier Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

44

UBS Global Frontier Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 17.55%
Canada: 0.17%
Lululemon Athletica, Inc.*[1]	911	$59,689
Israel: 0.27%
Check Point Software Technologies Ltd.*	1,540	76,507
Teva Pharmaceutical Industries Ltd. ADR	540	21,168
Total Israel common stocks		97,675
Netherlands: 0.09%
NXP Semiconductor NV*	1,010	31,290
Singapore: 0.08%
Avago Technologies Ltd.	750	28,035
United Kingdom: 0.08%
Liberty Global PLC, Series A*	389	28,817
United States: 16.86%
Acorda Therapeutics, Inc.*	760	25,072
Adobe Systems, Inc.*	1,700	77,452
Aegerion Pharmaceuticals, Inc.*	220	13,935
Allergan, Inc.	908	76,490
Alnylam Pharmaceuticals, Inc.*	380	11,784
Amazon.com, Inc.*	496	137,734
American Capital Agency Corp.	1,070	24,599
AMETEK, Inc.	1,194	50,506
Apple, Inc.	585	231,707
Archer-Daniels-Midland Co.	750	25,432
Atmel Corp.*	4,110	30,208
Baker Hughes, Inc.	1,160	53,511
Baxter International, Inc.	810	56,109
Biogen Idec, Inc.*	275	59,180
Bio-Rad Laboratories, Inc., Class A*	160	17,952
Bluebird Bio, Inc.*	200	4,994
Boeing Co.	700	71,708
Broadcom Corp., Class A	900	30,384
Cabot Oil & Gas Corp.	302	21,448
Cardinal Health, Inc.	1,431	67,543
Catamaran Corp.*	698	34,007
Citigroup, Inc.	1,990	95,460
Coach, Inc.	800	45,672
Colgate-Palmolive Co.	620	35,520
Comcast Corp., Class A	1,750	73,290
Commercial Metals Co.	1,600	23,632
Concho Resources, Inc.*	476	39,851
Crown Castle International Corp.*	766	55,451
Cummins, Inc.	379	41,106
Danaher Corp.	911	57,666
Digital Realty Trust, Inc.[1]	280	17,080
Discover Financial Services	922	43,924
Dollar General Corp.*	1,465	73,880
Dow Chemical Co.	1,640	52,759
	Shares	Value
eBay, Inc.*	1,629	$84,252
Edison International	540	26,006
Eli Lilly & Co.	500	24,560
EOG Resources, Inc.	416	54,779
Epizyme, Inc.*[1]	200	5,626
Estee Lauder Cos., Inc., Class A	907	59,653
Facebook, Inc., Class A*	2,310	57,427
Fidelity National Information Services, Inc.	1,020	43,697
FMC Technologies, Inc.*	510	28,397
Freeport-McMoRan Copper & Gold, Inc.	600	16,566
Freescale Semiconductor Ltd.*[1]	900	12,195
General Dynamics Corp.	1,040	81,463
Gilead Sciences, Inc.*	2,514	128,742
Google, Inc., Class A*	139	122,371
Halliburton Co.	1,790	74,679
Hertz Global Holdings, Inc.*	2,990	74,152
Hess Corp.	850	56,517
Hospira, Inc.*	1,450	55,550
IHS, Inc., Class A*	338	35,280
Illinois Tool Works, Inc.	1,310	90,613
Impax Laboratories, Inc.*	1,300	25,935
Informatica Corp.*	658	23,017
International Paper Co.	710	31,460
Interpublic Group of Cos., Inc.	2,200	32,010
Intuitive Surgical, Inc.*	66	33,434
Invesco Ltd.	780	24,804
JPMorgan Chase & Co.	1,670	88,159
Kellogg Co.	658	42,263
Kraft Foods Group, Inc.	1,056	58,999
Las Vegas Sands Corp.	1,011	53,512
Lexicon Pharmaceuticals, Inc.*	5,200	11,284
Ligand Pharmaceuticals, Inc., Class B*[1]	570	21,329
Lincoln National Corp.	1,350	49,235
Macy's, Inc.	910	43,680
MasterCard, Inc., Class A	134	76,983
McDermott International, Inc.*	2,430	19,877
MetLife, Inc.	900	41,184
Michael Kors Holdings Ltd.*	1,015	62,950
Micron Technology, Inc.*	2,470	35,395
Mohawk Industries, Inc.*	324	36,447
Mondelez International, Inc., Class A	2,000	57,060
Monster Beverage Corp.*	698	42,417
Morgan Stanley	3,710	90,635
NetApp, Inc.*	1,548	58,483
NextEra Energy, Inc.	470	38,296
NII Holdings, Inc.*[1]	9,070	60,497
NIKE, Inc., Class B	1,054	67,119
Noble Corp.	1,300	48,854
Norfolk Southern Corp.	900	65,385
Parker Hannifin Corp.	650	62,010
PG&E Corp.	920	42,072
Philip Morris International, Inc.	890	77,092

45

UBS Global Frontier Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Precision Castparts Corp.	335	$75,713
Priceline.com, Inc.*	106	87,676
Progressive Corp.	1,154	29,335
QUALCOMM, Inc.	1,606	98,094
Quintiles Transnational Holdings, Inc.*	300	12,768
Ralph Lauren Corp.	620	107,719
Realogy Holdings Corp.*	541	25,990
Salesforce.com, Inc.*	1,669	63,722
Salix Pharmaceuticals Ltd.*	510	33,737
Schlumberger Ltd.	394	28,234
ServiceNow, Inc.*	760	30,696
ServiceSource International, Inc.*	5,060	47,159
Sherwin-Williams Co.	262	46,269
Sirius XM Radio, Inc.	5,000	16,750
Skyworks Solutions, Inc.*	1,280	28,019
Spirit Airlines, Inc.*	1,660	52,738
Starbucks Corp.	470	30,780
Symantec Corp.	2,250	50,558
Teradata Corp.*	959	48,171
Time Warner, Inc.	620	35,848
Union Pacific Corp.	333	51,375
United Technologies Corp.	691	64,222
UnitedHealth Group, Inc.	1,641	107,453
US Bancorp	1,780	64,347
Viacom, Inc., Class B	690	46,955
Visa, Inc., Class A	615	112,391
VMware, Inc., Class A*	925	61,966
Waste Management, Inc.	850	34,281
Wells Fargo & Co.	1,140	47,048
Zoetis, Inc.	600	18,534
Total United States common stocks		5,989,996
Total common stocks (cost $5,414,448)		6,235,502
	Face amount
Bonds: 13.85%
US government obligations: 5.15%
US Treasury Bonds, 2.750%, due 08/15/42	$95,000	81,997
2.750%, due 11/15/42[1]	150,000	129,328
6.625%, due 02/15/27	105,000	149,527
US Treasury Notes, 0.125%, due 12/31/14[1]	555,000	554,003
0.250%, due 11/30/14[1]	455,000	455,106
0.625%, due 04/30/18[1]	25,000	24,160
0.750%, due 12/31/17[1]	75,000	73,377
0.875%, due 12/31/16	360,000	359,775
Total US government obligations (cost $1,832,331)		1,827,273
	Face amount		Value
Non-US government obligations: 8.70%
Australia: 0.87%
Government of Australia, 5.750%, due 05/15/21	AUD	294,000	$308,491
Belgium: 0.44%
Kingdom of Belgium, 1.250%, due 06/22/18	EUR	120,000	154,246
Finland: 0.86%
Government of Finland, 4.375%, due 07/04/19		200,000	306,739
France: 1.10%
Government of France, 0.250%, due 07/25/18		119,168	156,876
3.750%, due 04/25/21		105,000	155,138
4.500%, due 04/25/41		50,000	79,218
			391,232
Germany: 1.59%
Bundesrepublik Deutschland, 1.500%, due 04/15/16[2]		185,316	253,746
3.250%, due 07/04/21		170,000	253,654
4.000%, due 01/04/37		35,000	58,127
			565,527
Italy: 1.27%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[2]		129,554	156,243
3.000%, due 04/15/15		100,000	132,276
4.250%, due 02/01/19		120,000	160,984
			449,503
Netherlands: 0.44%
Kingdom of the Netherlands, 1.250%, due 01/15/18[3]	EUR	120,000	157,833
Sweden: 0.87%
Kingdom of Sweden, 5.000%, due 12/01/20	SEK	1,715,000	309,152
United Kingdom: 1.26%
UK Gilts, 3.750%, due 09/07/21	GBP	220,000	373,169
4.750%, due 12/07/38		40,000	74,547
			447,716
Total Non-US government obligations (cost $3,156,746)			3,090,439
Total bonds (cost $4,989,077)			4,917,712

46

UBS Global Frontier Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Investment companies: 37.08%
iShares JPMorgan USD Emerging Markets Bond Fund[1]	7,630	$835,714
UBS Emerging Markets Equity Relationship Fund*[4]	133,768	4,625,410
UBS High Yield Relationship Fund*[4]	78,177	2,457,795
UBS International Equity Relationship Fund*[4]	271,292	5,251,216
Total investment companies (cost $11,732,190)		13,170,135
Short-term investment: 24.60%
Investment company: 24.60%
UBS Cash Management Prime Relationship Fund[4] (cost $8,739,483)	8,739,483	8,739,483
	Number of contracts
Options purchased*: 0.72%
Call options: 0.72%
FTSE 100 Index, strike @ GBP 6,700.00, expires December 2013	49	48,815
S&P 500 Index, strike @ USD 1,600.00, expires December 2013	28	205,800
Total options purchased (cost $291,753)		254,615
	Shares	Value
Investment of cash collateral from securities loaned: 0.77%
UBS Private Money Market Fund LLC[4] (cost $274,676)	274,676	$274,676
Total investments: 94.57% (cost $31,441,627)		33,592,123
Cash and other assets, less liabilities: 5.43%		1,929,510
Net assets: 100.00%		$35,521,633

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $35,048,332; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(1,456,209)
Net unrealized depreciation of investments	$(1,456,209)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 66. Portfolio footnotes begin on page 50.

47

UBS Global Frontier Fund

Portfolio of investments

June 30, 2013

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	EUR	420,000	NOK	3,219,497	09/05/13	$(18,095)
JPMCB	AUD	1,085,000	USD	1,027,601	09/05/13	40,213
JPMCB	BRL	460,000	USD	211,475	09/05/13	8,095
JPMCB	CAD	500,000	USD	491,173	09/05/13	16,518
JPMCB	IDR	3,862,000,000	USD	375,535	09/05/13	(10,426)
JPMCB	INR	20,570,000	USD	347,490	09/05/13	5,361
JPMCB	JPY	19,700,000	USD	207,594	09/05/13	8,907
JPMCB	NOK	2,860,000	USD	493,419	09/05/13	23,704
JPMCB	NZD	2,335,000	USD	1,851,300	09/05/13	50,459
JPMCB	SEK	690,000	USD	105,581	09/05/13	2,845
JPMCB	THB	20,310,000	USD	653,748	09/05/13	1,193
JPMCB	TWD	9,400,000	USD	310,795	09/05/13	(3,046)
JPMCB	USD	352,846	CHF	325,000	09/05/13	(8,563)
JPMCB	USD	933,363	EUR	700,000	09/05/13	(21,941)
JPMCB	USD	719,639	GBP	460,000	09/05/13	(20,315)
JPMCB	USD	2,672,402	JPY	252,000,000	09/05/13	(130,820)
JPMCB	USD	532,392	MXN	6,890,000	09/05/13	(3,834)
JPMCB	USD	548,056	PHP	23,750,000	09/05/13	1,215
JPMCB	USD	566,447	PLN	1,820,000	09/05/13	(20,982)
JPMCB	USD	317,703	THB	9,960,000	09/05/13	2,309
JPMCB	USD	314,961	TWD	9,400,000	09/05/13	(1,120)
JPMCB	ZAR	2,280,000	USD	225,906	09/05/13	(2,516)
Net unrealized depreciation on forward foreign currency contracts						$(80,839)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 12 contracts (USD)	September 2013	$1,839,753	$1,767,750	$(72,003)
Index futures buy contracts:
Amsterdam Exchange Index, 5 contracts (EUR)	July 2013	457,893	448,809	(9,084)
DAX Index, 4 contracts (EUR)	September 2013	1,071,411	1,036,960	(34,451)
E-mini S&P 500 Index, 59 contracts (USD)	September 2013	4,774,413	4,717,935	(56,478)
EURO STOXX 50 Index, 35 contracts (EUR)	September 2013	1,233,068	1,183,590	(49,478)
FTSE 100 Index, 8 contracts (GBP)	September 2013	766,373	749,706	(16,667)
Hang Seng Index, 1 contract (HKD)	July 2013	127,427	133,631	6,204
OMX Stockholm 30 Index, 32 contracts (SEK)	July 2013	567,923	548,873	(19,050)
S&P Toronto Stock Exchange 60 Index, 2 contracts (CAD)	September 2013	261,297	263,497	2,200
SPI 200 Index, 3 contracts (AUD)	September 2013	323,465	327,111	3,646
TOPIX Index, 15 contracts (JPY)	September 2013	1,659,761	1,710,526	50,765
Index futures sell contracts:
E-mini NASDAQ 100 Index, 21 contracts (USD)	September 2013	(1,233,447)	(1,218,525)	14,922
Mini MSCI Emerging Markets Index, 23 contracts (USD)	September 2013	(1,092,923)	(1,073,755)	19,168
Net unrealized depreciation on futures contracts				$(160,306)

48

UBS Global Frontier Fund

Portfolio of investments

June 30, 2013

Options written

Call option	Expiration date	Premiums received	Value
NIKKEI 225 Index, 8 contracts, strike @ JPY 14,500.00	December 2013	$67,311	$(55,253)

Written options activity for the year ended June 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	—	$—
Options written	56	360,594
Options terminated in closing purchase transactions	(48)	(293,283)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2013	8	$67,311

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$6,235,502	$—	$—	$6,235,502
US government obligations	—	1,827,273	—	1,827,273
Non-US government obligations	—	3,090,439	—	3,090,439
Investment companies	835,714	12,334,421	—	13,170,135
Short-term investment	—	8,739,483	—	8,739,483
Options purchased	254,615	—	—	254,615
Investment of cash collateral from securities loaned	—	274,676	—	274,676
Forward foreign currency contracts, net	—	(80,839)	—	(80,839)
Futures contracts, net	(160,306)	—	—	(160,306)
Options written	(55,253)	—	—	(55,253)
Total	$7,110,272	$26,185,453	$—	$33,295,725

At June 30, 2012, $303,374 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

49

UBS Global Frontier Fund

Portfolio of investments

June 30, 2013

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2013.

2  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of this security amounted to $157,833 or 0.44% of net assets.

4  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Net realized gain (loss) during the year ended 06/30/13	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$5,571,539	$22,783,580	$19,615,636	$—	$—	$8,739,483	$7,046
UBS Private Money Market Fund LLC[a]	148,247	4,264,392	4,137,963	—	—	274,676	103
UBS Credit Bond Relationship Fund	4,180,252	—	4,271,551	369,571	(278,272)	—	—
UBS Emerging Markets Equity Relationship Fund	4,545,790	900,000	775,000	177,466	(222,846)	4,625,410	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	435,824	—	487,496	(34,130)	85,802	—	—
UBS Global Corporate Bond Relationship Fund	3,303,785	—	3,395,929	395,413	(303,269)	—	—
UBS High Yield Relationship Fund	2,681,692	860,000	1,305,000	295,201	(74,098)	2,457,795	—
UBS International Equity Relationship Fund	5,528,400	—	1,250,000	436,164	536,652	5,251,216	—
	$26,395,529	$28,807,972	$35,238,575	$1,639,685	$(256,031)	$21,348,580	$7,149

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
50

UBS Multi-Asset Income Fund

Portfolio performance

For the 12 months ended June 30, 2013, Class A shares of UBS Multi-Asset Income Fund (the "Fund") returned 3.98% (Class A shares declined 0.69% after the deduction of the maximum sales charge), while Class Y shares returned 4.23%. For comparison purposes, the Barclays US Corporate Investment Grade Index (the "Index"), returned 1.36% during the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 54; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The portfolio was managed in accordance with our cautious view on the markets; thus we placed a stronger emphasis on minimizing risk and protecting capital during the review period. If this is considered within the context of the Fund's goal of providing a monthly income payout of between 3% and 6% per year, the Fund was positioned at the lower end of its payout range.1 For the 12 months ended June 30, 2013, the Fund's yield was 3.76% and 4.01% for Class A and Class Y shares, respectively. We believe this was an attractive level of income, given the relatively low interest rate environment.

During the review period, we used derivatives, including writing covered calls, to increase cash flow and reduce the risk profile of the Fund's allocation to global real estate and international equities. Additionally, we utilized derivatives, including currency forwards, to hedge our exposures to the euro and British pound as well as futures to shorten duration in the portfolio. In summary, while our derivatives exposure was limited in the portfolio, our ability to increase cash flow and manage unwanted risks relating to currency and duration positively contributed to our ability to meet our low-to-moderate risk targets.

Portfolio performance summary2

What worked

•  The Fund's high yield corporate bond exposure was beneficial for performance. Despite a setback late in the fiscal year, the Fund's high yield bond allocation was a key contributor to performance. The sector was supported by generally solid investor demand, positive fundamentals and low defaults. However, a portion of the Fund's previous gains were given back in May and June, due to a sharp sell-off in the fixed income market. This was triggered by the Federal Reserve Board (the "Fed") indicating that it may begin to taper its asset purchase program, known as quantitative easing or QE, sooner than previously anticipated.

1  While there is no guarantee that the Fund will achieve its target payout, UBS Multi-Asset Income Fund seeks a target payout of 3%-6% per year, based on the current interest rate environment. UBS Global Asset Management (Americas) Inc., the Fund's Advisor, does not represent or guarantee that the Fund will meet this target payout.

In an attempt to achieve its target payout, the Fund will actively allocate among traditional and nontraditional asset classes. The allocation of investments across each asset class will vary over time and will be driven by:

• Valuation based on the Advisor's 30-year fundamental value philosophy;

• Economic factors, including the current and projected interest rate environment and credit conditions; and

• A focus on diversification and risk management to meet the Fund's payout objective while minimizing volatility.

The Fund seeks to achieve its target payout by investing primarily in a combination of equities, fixed income securities, third party ETFs, TIPS, listed exchange options, and other derivative securities. The Fund will also engage in derivative strategies, most notably, call overwriting, and purchase currencies in accordance with its target asset allocation. The strategies that the Fund will employ include a combination of active and passive investment strategies; however, the Fund may invest directly in equity and fixed income securities, and cash equivalents, including money market securities, futures, and currency contracts. In addition, the Fund will engage in covered call option writing to enhance returns and for risk management purposes. Covered calls against equity ETFs will be written to generate premiums that typically would be classified as short-term capital gains and can potentially contribute to enhancing the overall payout of the Fund. Currency forwards could also be used to potentially enhance income using positive carry strategies whereby higher-yielding currencies are bought in exchange for lower-yielding currencies.

2  For a detailed commentary on the market environment in general during the reporting period, see page 3.

51

UBS Multi-Asset Income Fund

•  Overall, the Fund's allocation to global real estate, with call overwriting,3 at times, was an important contributor to performance.

  – Similarly to the high yield bond market, global real estate was also negatively impacted by the Fed's tapering comments, as this led to a sharp sell-off in high dividend paying equities. Regardless, our allocation, overall, was a positive for both yield and total return performance during the 12-month reporting period.

  – We reduced our allocation, from a high of roughly 20%, to 10% of the Fund's assets during the fiscal year as the asset class exhibited strong performance, in order to capture profits and manage the Fund's overall risk exposure.

  – We utilized call overwriting at times during the fiscal year to increase the Fund's cash flow and help manage the Fund's risk exposure.

•  An allocation to international and US dividend-paying stocks was beneficial for the Fund's performance.

  – Throughout the reporting period, the Fund maintained roughly a 5%-7% allocation to international dividend stocks. Despite weak performance in May and June, overall they positively contributed to both yield and total returns.

  – We increased the Fund's exposure to US high dividend stocks, from 2% to 8% late in the reporting period amid the market's downturn to take advantage of more compelling valuations and higher yields.

•  The Fund's exposure to global infrastructure stocks was rewarded. Approximately 5% of the Fund's assets were invested in global infrastructure stocks during the fiscal year. In particular, we emphasized securities with roughly 5.5%-6.0% yields, delivered through the combination of secure, long-term and operational contracts with intrinsic inflation protection, which continued to be an attractive prospect for yield-seeking investors.

•  Our asset allocation strategies were successful in generating income and maintaining a lower risk profile.

  – The Fund's tactical asset allocation strategy was rewarded, as it helped the Fund outperform the Index and achieve its risk-managed income target during the reporting period.

  – The Fund's standard deviation, a measure of market volatility, of 6.11% was in line with its low-to-moderate volatility range.

What didn't work

•  The Fund's exposure to emerging markets debt (EMD) detracted from results during the reporting period.

  – After generating strong results during the first half of the fiscal year, the EMD asset class performed poorly during the second half of the reporting period, as we increased our allocation. This turnaround was triggered by rising US interest rates, concerns regarding China's economy and falling commodity prices.

  – We reduced our allocation to EMD from a high of roughly 15% to 4% of the Fund's assets at the end of the reporting period, as our outlook for the asset class became less positive and we moved to allocate the assets into areas of the market where we had higher convictions.

3  Call overwriting involves selling options while already owning the underlying security. As the seller of a call option, we believe that the price of the security will not rise. If the stock price rises, then we can sell the security and receive the call option premium, but our upside is capped. If the stock price falls, then the call option is worthless; we would still receive the call option premium, but the underlying position would fall in price.

52

UBS Multi-Asset Income Fund

•  Certain hedging instruments detracted from results. Given the market's overall positive performance during the reporting period, certain hedging instruments, which were used to manage the portfolio's overall risk, were a modest drag on performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

53

UBS Multi-Asset Income Fund

Average annual total returns for periods ended 06/30/2013 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	3.98%	3.80%
Class C3	3.14	3.02
Class Y4	4.23	4.04
After deducting maximum sales charge
Class A2	(0.69)%	(0.16)%
Class C3	2.39	3.02
Barclays US Corporate Investment Grade Index[5]	1.36%	2.48%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 29, 2012 prospectuses were as follows: Class A—3.30% and 1.28%; Class C—4.14% and 2.03%; Class Y—3.06% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2013, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Multi-Asset Income Fund and the index is April 25, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Barclays US Corporate Investment Grade Index is a sub-index of the Barclays US Credit Index, and includes USD-denominated securities publicly issued by US and non-US industrial, utility, and financial issuers that meet the specified maturity, liquidity and quality requirements. Investors should note that the indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

54

UBS Multi-Asset Income Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Multi-Asset Income Fund Class A and Class Y shares versus the Barclays US Corporate Investment Grade Index from April 25, 2012, which is the inception date of the two classes, through June 30, 2013. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

55

UBS Multi-Asset Income Fund

Top ten equity holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
John Laing Infrastructure Fund Ltd.	2.8%
Simon Property Group, Inc.	0.5
Mitsubishi Estate Co., Ltd.	0.3
Mitsui Fudosan Co., Ltd.	0.2
Public Storage	0.2
Unibail-Rodamco SE	0.2
Westfield Group	0.2
Sumitomo Realty & Development Co., Ltd.	0.2
Equity Residential	0.2
HCP, Inc.	0.2
Total	5.0%

Country exposure by issuer, top five (unaudited)

As of June 30, 2013

Percentage of net assets
United States	16.5%
Italy	4.2
United Kingdom	3.3
Japan	1.4
China	0.7
Total	26.1%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2013

Percentage of net assets
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17	4.2%
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	1.7
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	1.4
US Treasury Inflation Indexed Notes (TIPS), 2.625%, due 07/15/17	1.4
Government National Mortgage Association Pools, #G2 779424, 4.000%, due 06/20/42	0.8
Government National Mortgage Association Pools, #GN 692856, 4.500%, due 04/15/40	0.7
Government National Mortgage Association Pools, #GN 732230, 4.500%, due 03/15/40	0.6
Government National Mortgage Association, IO, Series 2013-53, Class OI, 3.500%, due 04/20/43	0.5
Federal National Mortgage Association REMICS, IO, Series 2013-15, Class IO, 2.500%, due 03/25/28	0.5
Government National Mortgage Association Pools, #747264, 4.500%, due 09/15/40	0.5
Total	12.3%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

56

UBS Multi-Asset Income Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2013

Common stocks
Capital markets	2.80%
Health care providers & services	0.01
Real estate investment trust (REIT)	7.50
Real estate management & development	2.53
Total common stocks	12.84%
Bonds
Commercial mortgage-backed securities	0.37
Mortgage & agency debt securities	6.71
US government obligations	4.54
Non-US government obligation	4.16
Total bonds	15.78%
Investment companies
HICL Infrastructure Co., Ltd.	2.70
iShares Dow Jones Select Dividend Index Fund	8.00
iShares Emerging Markets Local Currency Bond Fund	2.01
iShares iBoxx $ High Yield Corporate Bond Fund	21.94
iShares iBoxx Investment Grade Corporate Bond Fund	10.03
iShares JPMorgan USD Emerging Markets Bond Fund	2.02
iShares MSCI EAFE Index Fund	5.87
SPDR Barclays Short Term High Yield Bond ETF	4.00
WisdomTree Emerging Markets Equity Income Fund	1.97
Total investment companies	58.54%
Rights	0.00
Short-term investment	10.32
Total investments	97.48%
Cash and other assets, less liabilities	2.52
Net assets	100.00%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund (excluding derivatives exposure). Figures might be different if a breakdown of the underlying investment companies and derivatives exposure was included.

57

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks: 12.84%
Australia: 0.71%
BWP Trust	3,507	$7,216
CFS Retail Property Trust Group	11,826	21,631
Charter Hall Retail REIT	1,648	5,742
Commonwealth Property Office Fund	16,438	16,537
Dexus Property Group	27,420	26,832
Federation Centres Ltd.	7,889	17,099
Goodman Group	9,532	42,541
GPT Group	8,732	30,666
Investa Office Fund	3,460	9,208
Mirvac Group	20,917	30,703
Stockland	13,096	41,680
Westfield Group	11,758	123,018
Westfield Retail Trust	16,468	46,689
Total Australia common stocks		419,562
Austria: 0.01%
CA Immobilien Anlagen AG*	404	4,658
Conwert Immobilien Invest SE*	258	2,551
Total Austria common stocks		7,209
Belgium: 0.03%
Aedifica	64	3,957
Befimmo SCA Sicafi	88	5,570
Cofinimmo	81	8,857
Total Belgium common stocks		18,384
Canada: 0.39%
Allied Properties REIT	375	11,414
Artis REIT	638	9,166
Boardwalk REIT	220	12,193
Calloway REIT	550	13,445
Canadian Apartment Properties REIT	583	12,556
Canadian REIT	405	16,771
Chartwell Seniors Housing REIT	922	8,600
Cominar REIT	679	13,455
Crombie REIT	358	4,663
Dundee International REIT	400	3,746
Dundee REIT, Class A	560	17,380
Extendicare, Inc.	670	4,141
First Capital Realty, Inc.	372	6,314
Granite Real Estate, Inc.	300	10,338
H&R REIT	1,418	29,716
InnVest REIT	434	1,746
Killam Properties, Inc.	381	3,876
Morguard REIT	329	5,099
Northern Property REIT	234	6,099
NorthWest Healthcare Properties REIT	359	3,915
RioCan REIT	1,656	39,790
Total Canada common stocks		234,423
	Shares	Value
China: 0.74%
Agile Property Holdings Ltd.	6,000	$6,436
Champion REIT	19,000	8,721
Country Garden Holdings Co., Ltd.	21,540	11,275
Hang Lung Properties Ltd.	13,000	45,339
Henderson Land Development Co., Ltd.	5,763	34,403
Hongkong Land Holdings Ltd.	7,000	48,180
Hysan Development Co., Ltd.	4,030	17,484
Kerry Properties Ltd.	4,000	15,678
Link REIT	13,100	64,436
New World China Land Ltd.	20,000	7,710
New World Development Co., Ltd.	22,088	30,586
Shimao Property Holdings Ltd.	8,000	15,884
Shui On Land Ltd.	20,666	6,022
Sino Land Co., Ltd.	18,202	25,627
Soho China Ltd.	9,000	7,160
Swire Properties Ltd.	7,000	20,713
Wharf Holdings Ltd.	9,000	75,657
Total China common stocks		441,311
Finland: 0.03%
Citycon Oyj	1,973	6,138
Sponda Oyj	1,671	7,874
Technopolis Oyj	512	2,872
Total Finland common stocks		16,884
France: 0.33%
ANF Immobilier	108	2,959
Fonciere Des Regions	172	12,905
Gecina SA	102	11,283
ICADE	126	10,405
Klepierre	543	21,402
Mercialys SA	191	3,683
Societe de la Tour Eiffel	48	2,831
Societe Immobiliere de Location pour l'Industrie et le Commerce	57	5,886
Unibail-Rodamco SE	540	125,817
Total France common stocks		197,171
Germany: 0.10%
Alstria Office REIT-AG*	391	4,276
Deutsche Euroshop AG	243	9,671
Deutsche Wohnen AG	952	16,165
DIC Asset AG	69	686
GSW Immobilien AG	280	10,834
Hamborner REIT AG	269	2,449
IVG Immobilien AG*	1,195	361
LEG Immobilien AG*	176	9,164
TAG Immobilien AG	655	7,145
Total Germany common stocks		60,751

58

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Continued)
Hong Kong: 0.20%
Sun Hung Kai Properties Ltd.	9,000	$116,155
Israel: 0.02%
Azrieli Group	329	9,768
Italy: 0.01%
Beni Stabili SpA	8,920	5,506
Japan: 1.39%
Activia Properties, Inc.	1	7,875
Advance Residence Investment Corp.	7	15,153
Aeon Mall Co., Ltd.	400	9,909
Daiwahouse Residential Investment Corp.	2	7,996
Frontier Real Estate Investment Corp.	1	9,175
GLP J-REIT	12	11,736
Hulic Co., Ltd.	1,500	16,092
Industrial & Infrastructure Fund Investment Corp.	1	9,730
Japan Excellent, Inc.	1	5,636
Japan Logistics Fund, Inc.	1	9,165
Japan Prime Realty Investment Corp.	5	15,300
Japan Real Estate Investment Corp.	3	33,485
Japan Retail Fund Investment Corp.	12	25,070
Kenedix Realty Investment Corp.	2	7,965
Mitsubishi Estate Co., Ltd.	7,000	186,398
Mitsui Fudosan Co., Ltd.	5,000	147,056
Mori Hills REIT Investment Corp.	1	6,221
Mori Trust Sogo Reit, Inc.	1	8,943
Nippon Accommodations Fund, Inc.	1	6,544
Nippon Building Fund, Inc.	4	46,300
Nippon Prologis REIT, Inc.	1	8,701
Nomura Real Estate Holdings, Inc.	700	15,485
Nomura Real Estate Master Fund, Inc.*	5	4,961
Nomura Real Estate Office Fund, Inc.	1	4,386
NTT Urban Development Corp.	6	7,368
Orix JREIT, Inc.	9	10,299
Premier Investment Corp.	1	3,842
Sumitomo Realty & Development Co., Ltd.	3,000	119,631
Tokyo Tatemono Co., Ltd.	2,000	16,657
Tokyu Land Corp.	2,000	18,350
Tokyu REIT, Inc.	1	5,818
Top REIT, Inc.	1	4,482
United Urban Investment Corp.	12	16,225
Total Japan common stocks		821,954
Luxembourg: 0.01%
GAGFAH SA*	617	7,618
	Shares	Value
Netherlands: 0.06%
Corio NV	345	$13,726
Eurocommercial Properties NV	194	7,121
Nieuwe Steen Investments NV	334	2,137
Vastned	146	5,982
Wereldhave NV	109	7,079
Total Netherlands common stocks		36,045
New Zealand: 0.01%
Kiwi Income Property Trust	6,881	5,679
Norway: 0.01%
Norwegian Property ASA	2,619	3,320
Singapore: 0.44%
Ascendas REIT	12,000	21,112
CapitaCommercial Trust	11,000	12,714
CapitaLand Ltd.	15,000	36,450
CapitaMall Trust	16,000	25,184
CapitaMalls Asia Ltd.	8,000	11,519
CDL Hospitality Trusts	4,000	5,365
City Developments Ltd.	3,000	25,326
Global Logistic Properties Ltd.	18,000	39,053
Keppel Land Ltd.	4,000	10,572
Keppel REIT	6,000	6,130
Mapletree Commercial Trust	9,000	8,414
Mapletree Industrial Trust	8,112	8,448
Mapletree Logistics Trust	12,000	10,414
Suntec REIT	12,000	14,911
UOL Group Ltd.	3,000	15,905
Wing Tai Holdings Ltd.	4,550	7,359
Yanlord Land Group Ltd.	5,000	4,852
Total Singapore common stocks		263,728
Sweden: 0.08%
Castellum AB	814	11,046
Fabege AB	738	7,258
Fastighets AB Balder*	558	4,035
Hufvudstaden AB, Class A	576	6,888
Klovern AB	633	2,558
Kungsleden AB	762	4,454
Wallenstam AB, Class B	626	8,201
Wihlborgs Fastigheter AB	389	5,772
Total Sweden common stocks		50,212
Switzerland: 0.10%
Allreal Holding AG*	51	7,170
Mobimo Holding AG*	31	6,308
PSP Swiss Property AG*	230	19,919
Swiss Prime Site AG*	323	23,749
Total Switzerland common stocks		57,146

59

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Continued)
United Kingdom: 3.32%
Big Yellow Group PLC	809	$4,732
British Land Co., PLC	5,549	47,811
Capital & Counties Properties PLC	3,470	17,258
Daejan Holdings PLC	43	2,387
Derwent London PLC	498	17,421
Development Securities PLC	1,242	3,457
F&C Commercial Property Trust Ltd.	3,921	6,709
Grainger PLC	2,594	5,705
Great Portland Estates PLC	1,967	15,901
Hammerson PLC	3,967	29,402
Hansteen Holdings PLC	5,344	6,584
Helical Bar PLC	844	3,248
Intu Properties PLC	3,533	16,798
John Laing Infrastructure Fund Ltd.	929,000	1,658,818
Land Securities Group PLC	4,351	58,500
Londonmetric Property PLC	3,692	5,823
Medicx Fund Ltd.	1,230	1,455
Mucklow A & J Group PLC	502	2,815
Picton Property Income Ltd.	4,029	2,819
Primary Health Properties PLC	739	3,687
Quintain Estates & Development PLC*	3,243	3,847
Safestore Holdings PLC	1,614	3,050
Schroder REIT	3,860	2,495
Segro PLC	3,961	16,820
Shaftesbury PLC	1,302	11,783
ST Modwen Properties PLC	851	3,496
UK Commercial Property Trust Ltd.	4,362	5,059
Unite Group PLC	871	4,797
Workspace Group PLC	512	3,021
Total United Kingdom common stocks		1,965,698
United States: 4.84%
Acadia Realty Trust	339	8,370
Agree Realty Corp.	77	2,273
Alexandria Real Estate Equities, Inc.	369	24,251
American Assets Trust, Inc.	249	7,684
American Campus Communities, Inc.	597	24,274
Apartment Investment & Management Co., Class A	807	24,242
Ashford Hospitality Trust, Inc.	309	3,538
Associated Estates Realty Corp.	251	4,036
AvalonBay Communities, Inc.	746	100,643
BioMed Realty Trust, Inc.	1,076	21,767
Boston Properties, Inc.	873	92,075
Brandywine Realty Trust	865	11,695
BRE Properties, Inc.	439	21,959
Brookfield Office Properties, Inc.	1,433	23,831
Camden Property Trust	492	34,017
Campus Crest Communities, Inc.	456	5,262
CapLease, Inc.	484	4,085
	Shares	Value
CBL & Associates Properties, Inc.	915	$19,599
Cedar Realty Trust, Inc.	559	2,896
Chesapeake Lodging Trust	270	5,613
Colonial Properties Trust	433	10,444
CommonWealth REIT	666	15,398
Corporate Office Properties Trust	469	11,959
Cousins Properties, Inc.	601	6,070
CubeSmart	742	11,857
DCT Industrial Trust, Inc.	1,666	11,912
DDR Corp.	1,418	23,610
DiamondRock Hospitality Co.	1,145	10,671
Digital Realty Trust, Inc.	733	44,713
Douglas Emmett, Inc.	736	18,363
Duke Realty Corp.	1,821	28,389
DuPont Fabros Technology, Inc.	351	8,477
EastGroup Properties, Inc.	191	10,748
Education Realty Trust, Inc.	582	5,954
EPR Properties	252	12,668
Equity Lifestyle Properties, Inc.	235	18,469
Equity One, Inc.	305	6,902
Equity Residential	2,042	118,559
Essex Property Trust, Inc.	229	36,393
Excel Trust, Inc.	300	3,843
Extra Space Storage, Inc.	592	24,823
Federal Realty Investment Trust	387	40,124
FelCor Lodging Trust, Inc.*	652	3,853
First Industrial Realty Trust, Inc.	577	8,753
First Potomac Realty Trust	300	3,918
Forest City Enterprises, Inc., Class A*	744	13,325
Franklin Street Properties Corp.	476	6,283
General Growth Properties, Inc.	3,162	62,829
Getty Realty Corp.	225	4,646
Glimcher Realty Trust	767	8,376
Government Properties Income Trust	282	7,112
HCP, Inc.	2,588	117,599
Health Care REIT, Inc.	1,623	108,790
Healthcare Realty Trust, Inc.	514	13,107
Hersha Hospitality Trust	1,166	6,576
Highwoods Properties, Inc.	441	15,704
Home Properties, Inc.	306	20,003
Hospitality Properties Trust	791	20,787
Host Hotels & Resorts, Inc.	4,268	72,001
Hudson Pacific Properties, Inc.	320	6,810
Inland Real Estate Corp.	456	4,660
Investors Real Estate Trust	525	4,515
Kilroy Realty Corp.	439	23,271
Kimco Realty Corp.	2,312	49,546
Kite Realty Group Trust	498	3,003
LaSalle Hotel Properties	555	13,708
Lexington Realty Trust	1,191	13,911
Liberty Property Trust	673	24,874
LTC Properties, Inc.	205	8,005

60

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2013

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Macerich Co.	779	$47,496
Mack-Cali Realty Corp.	496	12,147
Medical Properties Trust, Inc.	834	11,943
Mid-America Apartment Communities, Inc.	240	16,265
National Health Investors, Inc.	182	10,895
National Retail Properties, Inc.	659	22,670
Omega Healthcare Investors, Inc.	642	19,915
Parkway Properties, Inc.	235	3,939
Pebblebrook Hotel Trust	339	8,763
Pennsylvania REIT	362	6,835
Piedmont Office Realty Trust, Inc., Class A	949	16,968
Post Properties, Inc.	316	15,639
Prologis, Inc.	2,854	107,653
PS Business Parks, Inc.	140	10,104
Public Storage	826	126,651
Ramco-Gershenson Properties Trust	365	5,668
Realty Income Corp.	1,115	46,741
Regency Centers Corp.	536	27,234
Retail Opportunity Investments Corp.	367	5,101
RLJ Lodging Trust	692	15,563
Rouse Properties, Inc.	111	2,178
Sabra Health Care REIT, Inc.	234	6,110
Saul Centers, Inc.	64	2,845
Senior Housing Properties Trust	1,055	27,356
Simon Property Group, Inc.	1,767	279,045
SL Green Realty Corp.	528	46,564
Sovran Self Storage, Inc.	208	13,476
Spirit Realty Capital, Inc.	400	7,088
STAG Industrial, Inc.	250	4,987
Strategic Hotels & Resorts, Inc.*	931	8,249
Sun Communities, Inc.	207	10,300
Sunstone Hotel Investors, Inc.*	925	11,174
Tanger Factory Outlet Centers	545	18,236
Taubman Centers, Inc.	371	27,881
UDR, Inc.	1,420	36,196
Universal Health Realty Income Trust	91	3,925
Urstadt Biddle Properties, Inc., Class A	222	4,478
Ventas, Inc.	1,684	116,971
Vornado Realty Trust	959	79,453
Washington REIT	396	10,656
Weingarten Realty Investors	616	18,954
Winthrop Realty Trust	289	3,477
WP Carey, Inc.	361	23,887
Total United States common stocks		2,870,097
Venezuela: 0.01%
Warehouses De Pauw SCA	61	3,863
Total common stocks (cost $7,277,527)		7,612,484
	Face amount	Value
Bonds: 15.78%
Commercial mortgage-backed securities: 0.37%
United States: 0.37%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, 6.002%, due 02/10/51[1]	$100,000	$108,187
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.003%, due 06/15/49[1]	100,000	111,910
Total commercial mortgage-backed securities (cost $208,160)		220,097
Mortgage & agency debt securities: 6.71%
United States: 6.71%
Federal Home Loan Mortgage Corp. Gold Pools,[2] #G05132, 5.000%, due 12/01/38	29,251	31,185
Federal Home Loan Mortgage Corp. REMICS, IO,[2] 3.000%, due 05/15/27	152,903	18,041
3.500%, due 10/15/42	1,113,532	250,864
Federal National Mortgage Association Pools,[2] #AP1589, 3.000%, due 08/01/27	231,196	238,440
#AB6198, 3.000%, due 09/01/27	89,775	92,587
Federal National Mortgage Association REMICS, IO,[2] Series 2013-15, Class IO, 2.500%, due 03/25/28	2,414,880	283,884
Series 2013-64, Class LI, 3.000%, due 06/25/33	1,569,547	258,181
Series 2012-146, Class IO, 3.500%, due 01/25/43	633,770	134,690
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	1,011,938	213,153
Series 2012-26, Class GI, 3.500%, due 02/20/27	1,010,296	129,217
Series 2012-16, Class AI, 3.500%, due 10/20/38	1,263,729	161,126
Series 2012-143, Class IB, 3.500%, due 12/20/39	839,023	122,911
Series 2013-53, Class OI, 3.500%, due 04/20/43	1,378,188	295,611

61

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2013

	Face amount		Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
Government National Mortgage Association Pools, #G2 4882, 4.000%, due 12/20/40		$87,429	$92,269
#G2 779424, 4.000%, due 06/20/42		440,720	468,299
#G2 AB9234, 4.000%, due 11/20/42		121,801	129,485
#GN 732230, 4.500%, due 03/15/40		320,256	342,574
#GN 692856, 4.500%, due 04/15/40		409,986	438,557
#GN 747264, 4.500%, due 09/15/40		256,204	274,058
Total mortgage & agency debt securities (cost $4,032,703)			3,975,132
US government obligations: 4.54%
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29		415,000	846,027
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16		800,000	1,006,598
2.625%, due 07/15/17		660,000	840,048
Total US government obligations (cost $2,838,740)			2,692,673
Non-US government obligation: 4.16%
Italy: 4.16%
Buoni Poliennali Del Tesoro 2.100%, due 09/15/17[3] (cost $2,498,890)	EUR	1,915,580	2,467,483
Total bonds (cost $9,578,493)			9,355,385
	Shares	Value
Investment companies: 58.54%
HICL Infrastructure Co., Ltd.	792,943	$1,600,397
iShares Dow Jones Select Dividend Index Fund	74,091	4,742,565
iShares Emerging Markets Local Currency Bond Fund	23,965	1,190,581
iShares iBoxx $ High Yield Corporate Bond Fund	143,154	13,006,973
iShares iBoxx Investment Grade Corporate Bond Fund	52,328	5,947,077
iShares JPMorgan USD Emerging Markets Bond Fund	10,953	1,199,682
iShares MSCI EAFE Index Fund	60,640	3,479,523
SPDR Barclays Short Term High Yield Bond ETF	78,456	2,367,802
WisdomTree Emerging Markets Equity Income Fund	24,260	1,170,060
Total investment companies (cost $35,632,811)		34,704,660
	Number of rights
Rights*: 0.00%
China: 0.00%
New World Development Co., Ltd., expires 12/31/49 (cost $0)	388	0
	Shares
Short-term investment: 10.32%
Investment company: 10.32%
UBS Cash Management Prime Relationship Fund[4] (cost $6,120,598)	6,120,598	6,120,598
Total investments: 97.48% (cost $58,609,429)		57,793,127
Cash and other assets, less liabilities: 2.52%		1,496,939
Net assets: 100.00%		$59,290,066

62

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2013

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $58,848,085; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$463,869
Gross unrealized depreciation	(1,518,827)
Net unrealized depreciation of investments	$(1,054,958)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 66. Portfolio footnotes begin on page 65.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	2,323,300	USD	3,004,631	07/03/13	$(19,502)
JPMCB	EUR	2,235,400	USD	2,914,383	08/05/13	4,260
JPMCB	GBP	2,363,300	USD	3,575,914	07/03/13	(18,522)
JPMCB	GBP	2,363,300	USD	3,621,994	08/05/13	28,388
Net unrealized depreciation on forward foreign currency contracts						$(5,376)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures sell contracts:
US Ultra Bond Futures, 6 contracts (USD)	September 2013	$(878,055)	$(883,875)	$(5,820)

Options written

Call options*	Expiration date	Premiums received	Value
MSCI EAFE PR Index, 3,640,473 contracts, strike @ USD 1,690.80	July 2013	$21,013	$(19,618)

Written options activity for the year ended June 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2012	3,087	$9,560
Options written	22,906,904	103,923
Options terminated in closing purchase transactions	(19,269,518)	(92,470)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2013	3,640,473	$21,013

63

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2013

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$7,612,484	$—	$—	$7,612,484
Commercial mortgage-backed securities	—	220,097	—	220,097
Mortgage & agency debt securities	—	3,684,789	290,343	3,975,132
US government obligations	—	2,692,673	—	2,692,673
Non-US government obligation	—	2,467,483	—	2,467,483
Investment companies	34,704,660	—	—	34,704,660
Rights	—	—	0	0
Short-term investment	—	6,120,598	—	6,120,598
Forward foreign currency contracts, net	—	(5,376)	—	(5,376)
Futures contracts, net	(5,820)	—	—	(5,820)
Options written	—	(19,618)	—	(19,618)
Total	$42,311,324	$15,160,646	$290,343	$57,762,313

At June 30, 2012, $3,023,302 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Rights	Mortgage & agency debt securities	Total
Assets
Beginning balance	$—	$225,897	$225,897
Purchases	—	—	—
Issuances	0	—	—
Sales	—	—	—
Accrued discounts (premiums)	—	(49,486)	(49,486)
Total realized gain	—	—	—
Change in net unrealized appreciation/depreciation	—	(15,285)	(15,285)
Transfers into Level 3[5]	—	129,217	129,217
Transfers out of Level 3	—	—	—
Ending balance	$0	$290,343	$290,343

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2013 was $(11,399).

64

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2013

Portfolio footnotes

*  Non-income producing security.

1  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2013 and changes periodically.

2  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

3  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

4  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/12	Purchases during the year ended 06/30/13	Sales during the year ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the year ended 06/30/13
UBS Cash Management Prime Relationship Fund	$1,116,620	$28,532,788	$23,528,810	$6,120,598	$3,493

5  Transfers into Level 3 represent the value at the end of the period. At June 30, 2013, securities were transferred from Level 2 to Level 3 as the valuations are based primarily on unobservable inputs.

See accompanying notes to financial statements.
65

The UBS Funds

Portfolio acronyms

ADR  American depositary receipt

CDO  Collateralized debt obligations

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

GDR  Global depositary receipt

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydown. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

NVDR  Non-voting depositary receipt

OJSC  Open joint stock company

REMIC  Real Estate Mortgage Investment Conduit

REIT  Real estate investment trust

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

HSBC  HSBC Bank NA

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBS  Royal Bank of Scotland PLC

SSB  State Street Bank

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
66

The UBS Funds

June 30, 2013 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2013 to June 30, 2013.

67

The UBS Funds

June 30, 2013 (unaudited)

		Beginning account value January 1, 2013	Ending account value June 30, 2013	Expenses paid during period* 01/01/13 – 06/30/13	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,007.40	$6.72	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,004.70	10.44	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.38	10.49	2.10
Class Y	Actual	1,000.00	1,008.70	5.48	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,015.60	6.40	1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.41	1.28
Class C	Actual	1,000.00	1,011.60	10.27	2.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.29	2.06
Class Y	Actual	1,000.00	1,016.30	4.90	0.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.93	4.91	0.98
UBS Global Frontier Fund
Class A	Actual	1,000.00	1,024.60	7.03	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class C	Actual	1,000.00	1,020.70	10.77	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class Y	Actual	1,000.00	1,026.00	5.78	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

68

The UBS Funds

June 30, 2013 (unaudited)

		Beginning account value January 1, 2013	Ending account value June 30, 2013	Expenses paid during period* 01/01/13 – 06/30/13	Expense ratio during period
UBS Multi-Asset Income Fund
Class A	Actual	$1,000.00	$981.20	$4.67	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	977.60	8.34	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70
Class Y	Actual	1,000.00	982.40	3.44	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

69

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2013

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$166,178,073	$382,505,621
Affiliated issuers	124,331,234	251,137,876
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	851,700	22,183,419
Foreign currency, at cost	17,118,364	1,459,336
	$308,479,371	$657,286,252
Investments, at value:
Unaffiliated issuers	$155,525,498	$411,272,058
Affiliated issuers	124,331,234	265,593,118
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	851,700	22,183,419
Foreign currency, at value	16,929,655	1,452,139
Cash	1,378,644	—
Receivables:
Investment securities sold	886,569	22,193,974
Interest	1,931,924	722,488
Fund shares sold	1,145,955	117,788
Foreign tax reclaims	81,326	229,747
Due from advisor	—	—
Dividends	—	508,028
Variation margin on swap agreements[2]	1,090,825	—
Due from broker	8,121,970	13,845,254
Cash collateral for futures contracts	3,649,198	5,884,991
Cash collateral for swap agreements	3,281,000	—
Outstanding swap agreements, at value[2]	5,039,437	—
Unrealized appreciation on forward foreign currency contracts	3,438,680	2,700,327
Other assets	29,023	46,180
Total assets	327,712,638	746,749,511
Liabilities:
Payables:
Cash collateral from securities loaned	851,700	22,183,419
Investment securities purchased	8,946,629	8,602,947
Investment advisory and administration fee	189,787	511,594
Fund shares redeemed	1,798,418	8,447,426
Custody and fund accounting fees	26,796	47,736
Distribution and service fees	87,014	245,805
Trustees' fees	12,926	24,567
Due to custodian	—	—
Due to broker	—	—
Variation margin on futures contracts	85,427	995,498
Accrued expenses	158,731	244,775
Options written, at value[3]	—	918,582
Outstanding swap agreements, at value[2]	3,856,951	—
Unrealized depreciation on forward foreign currency contracts	1,811,540	3,567,436
Total liabilities	17,825,919	45,789,785
Net assets	$309,886,719	$700,959,726

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Global Frontier Fund, as of June 30, 2013 was $829,321, $24,347,794, and $572,580, respectively. In addition to the cash collateral noted above, UBS Global Allocation Fund and UBS Global Frontier Fund received US Government Agency securities as collateral with a value of $2,859,220 and $317,051, respectively, which cannot be resold.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $148,003.

3  Premiums received by UBS Global Allocation Fund, UBS Global Frontier Fund and UBS Multi-Asset Income Fund were $1,119,052, $67,311 and $21,013, respectively.

70

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$11,578,527	$52,488,831
Affiliated issuers	19,588,424	6,120,598
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	274,676	—
Foreign currency, at cost	50,361	46,742
	$31,491,988	$58,656,171
Investments, at value:
Unaffiliated issuers	$12,243,543	$51,672,529
Affiliated issuers	21,073,904	6,120,598
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	274,676	—
Foreign currency, at value	49,376	45,812
Cash	—	230
Receivables:
Investment securities sold	1,395,379	5,314,117
Interest	41,710	70,273
Fund shares sold	250	103,307
Foreign tax reclaims	—	1,207
Due from advisor	—	4,884
Dividends	7,908	128,557
Variation margin on swap agreements[2]	—	—
Due from broker	925,075	—
Cash collateral for futures contracts	703,335	22,950
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	160,819	32,648
Other assets	22,758	24,665
Total assets	36,898,733	63,541,777
Liabilities:
Payables:
Cash collateral from securities loaned	274,676	—
Investment securities purchased	531,400	4,040,199
Investment advisory and administration fee	14,699	—
Fund shares redeemed	1,560	30,386
Custody and fund accounting fees	8,334	8,499
Distribution and service fees	12,642	12,350
Trustees' fees	5,161	5,748
Due to custodian	10,992	—
Due to broker	—	1,305
Variation margin on futures contracts	157,438	5,820
Accrued expenses	63,287	89,762
Options written, at value[3]	55,253	19,618
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	241,658	38,024
Total liabilities	1,377,100	4,251,711
Net assets	$35,521,633	$59,290,066

See accompanying notes to financial statements.
71

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2013

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Net assets consist of:
Beneficial interest	$696,497,893	$1,714,369,727
Accumulated undistributed (distributions in excess of) net investment income (loss)	1,271,672	6,428,331
Accumulated net realized gain (loss)	(379,848,139)	(1,060,690,625)
Net unrealized appreciation (depreciation)	(8,034,707)	40,852,293
Net assets	$309,886,719	$700,959,726
Class A:
Net assets	$208,369,156	$377,781,219
Shares outstanding	30,538,935	38,589,943
Net asset value and redemption proceeds per share	$6.82	$9.79
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$7.22	$10.36
Class C:
Net assets	$53,404,679	$195,427,118
Shares outstanding	8,272,071	20,452,906
Net asset value and offering price per share	$6.46	$9.55
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$6.40	$9.45
Class Y:
Net assets	$48,112,884	$127,751,389
Shares outstanding	6,915,617	12,798,139
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$6.96	$9.98

1  For UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholders, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

2  For UBS Multi-Asset Income Fund Class A, the maximum sales charge is 4.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholders, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 0.75%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

72

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund
Net assets consist of:
Beneficial interest	$62,713,079	$60,060,947
Accumulated undistributed (distributions in excess of) net investment income (loss)	175,518	(76,409)
Accumulated net realized gain (loss)	(29,232,131)	165,516
Net unrealized appreciation (depreciation)	1,865,167	(859,988)
Net assets	$35,521,633	$59,290,066
Class A:
Net assets	$25,047,058	$24,389,519
Shares outstanding	3,172,017	2,431,926
Net asset value and redemption proceeds per share	$7.90	$10.03
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$8.36	$10.50
Class C:
Net assets	$8,639,816	$8,823,834
Shares outstanding	1,097,054	880,389
Net asset value and offering price per share	$7.88	$10.02
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$7.80	$9.94
Class Y:
Net assets	$1,834,759	$26,076,713
Shares outstanding	232,335	2,599,436
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$7.90	$10.03

See accompanying notes to financial statements.
73

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2013

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Investment income:
Dividends	$1,060	$9,183,238
Interest and other	6,585,290	2,091,217
Affiliated interest	117,914	159,848
Securities lending[1]	1,054	216,896
Foreign tax withheld	—	(406,084)
Total income	6,705,318	11,245,115
Expenses:
Advisory and administration	2,655,164	6,844,041
Distribution and service:
Class A	455,396	1,105,302
Class C	506,407	2,221,714
Transfer agency and related service fees:
Class A	135,118	281,756
Class C	44,332	203,886
Class Y	10,107	20,128
Custodian and fund accounting	159,929	313,057
Federal and state registration	39,965	42,653
Professional services	154,533	159,382
Shareholder reports	56,840	137,096
Trustees	45,982	98,817
Amortization of offering costs	—	—
Other	46,721	123,506
Total expenses	4,310,494	11,551,338
Fee waivers and/or expense reimbursements by Advisor	(190,248)	—
Net expenses	4,120,246	11,551,338
Net investment income (loss)	2,585,072	(306,223)
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,726,393	33,307,818
Investments in affiliated issuers	—	47,312,579
Futures contracts	8,052,381	24,685,974
Options written	(1,875,924)	(5,037,703)
Swap agreements	4,520,818	—
Forward foreign currency contracts	2,589,555	(368,663)
Foreign currency transactions	(460,970)	(1,057,641)
Net realized gain	19,552,253	98,842,364
Change in net unrealized appreciation/depreciation on:
Investments	(2,712,161)	(14,458,586)
Futures contracts	(1,333,279)	(3,788,492)
Options written	—	200,470
Swap agreements	974,050	—
Forward foreign currency contracts	3,811,003	(1,548,287)
Translation of other assets and liabilities denominated in foreign currency	(183,752)	(636,441)
Change in net unrealized appreciation/depreciation	555,861	(20,231,336)
Net realized and unrealized gain (loss)	20,108,114	78,611,028
Net increase in net assets resulting from operations	$22,693,186	$78,304,805

1  Includes affiliated income from UBS Private Money Market Fund LLC of $320, $5,481 and $103 for UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund, respectively.

74

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund
Investment income:
Dividends	$141,547	$1,683,294
Interest and other	112,583	116,530
Affiliated interest	7,046	3,493
Securities lending[1]	2,171	—
Foreign tax withheld	—	(10,007)
Total income	263,347	1,793,310
Expenses:
Advisory and administration	405,150	318,553
Distribution and service:
Class A	70,876	39,406
Class C	94,343	57,267
Transfer agency and related service fees:
Class A	12,520	9,058
Class C	6,085	4,061
Class Y	874	222
Custodian and fund accounting	50,971	46,947
Federal and state registration	35,856	7,401
Professional services	94,179	123,206
Shareholder reports	10,337	9,592
Trustees	19,453	20,534
Amortization of offering costs	—	150,825
Other	19,095	29,558
Total expenses	819,739	816,630
Fee waivers and/or expense reimbursements by Advisor	(199,749)	(384,703)
Net expenses	619,990	431,927
Net investment income (loss)	(356,643)	1,361,383
Net realized gain (loss) on:
Investments in unaffiliated issuers	362,020	439,675
Investments in affiliated issuers	1,639,685	—
Futures contracts	3,931,462	(60,443)
Options written	(317,228)	(8,126)
Swap agreements	—	—
Forward foreign currency contracts	12,848	139,802
Foreign currency transactions	(95,088)	9,066
Net realized gain	5,533,699	519,974
Change in net unrealized appreciation/depreciation on:
Investments	686,317	(964,719)
Futures contracts	(781,890)	(5,820)
Options written	12,058	1,395
Swap agreements	—	—
Forward foreign currency contracts	(104,345)	(4,914)
Translation of other assets and liabilities denominated in foreign currency	(51,210)	(34,047)
Change in net unrealized appreciation/depreciation	(239,070)	(1,008,105)
Net realized and unrealized gain (loss)	5,294,629	(488,131)
Net increase in net assets resulting from operations	$4,937,986	$873,252

See accompanying notes to financial statements.
75

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Year ended June 30, 2012
Operations:
Net investment income (loss)	$2,585,072	$3,564,924	$(306,223)	$(2,038,368)
Net realized gain (loss)	19,552,253	16,845,914	98,842,364	65,953,572
Change in net unrealized appreciation/depreciation	555,861	(3,016,166)	(20,231,336)	(155,231,467)
Net increase (decrease) in net assets from operations	22,693,186	17,394,672	78,304,805	(91,316,263)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(2,871,492)	—	(9,975,586)	(27,265,006)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(2,871,492)	—	(9,975,586)	(27,265,006)
Class B:
Net investment income	—	—	—	(70,597)
Class C:
Net investment income	(499,843)	—	(3,212,883)	(9,883,866)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	(499,843)	—	(3,212,883)	(9,883,866)
Class Y:
Net investment income	(1,081,741)	—	(3,517,045)	(6,688,859)
Net realized gain	—	—	—	—
Total Class Y dividends and distributions	(1,081,741)	—	(3,517,045)	(6,688,859)
Decrease in net assets from dividends and distributions	(4,453,076)	—	(16,705,514)	(43,908,328)
Beneficial interest transactions:
Proceeds from shares sold	103,654,014	14,769,796	14,631,050	26,320,813
Shares issued on reinvestment of dividends and distributions	4,159,701	—	15,105,995	39,684,318
Cost of shares redeemed	(77,912,582)	(142,826,051)	(255,982,741)	(355,028,860)
Redemption fees	9,739	5,300	6,857	17,605
Net increase (decrease) in net assets resulting from beneficial interest transactions	29,910,872	(128,050,955)	(226,238,839)	(289,006,124)
Increase (decrease) in net assets	48,150,982	(110,656,283)	(164,639,548)	(424,230,715)
Net assets, beginning of period	261,735,737	372,392,020	865,599,274	1,289,829,989
Net assets, end of period	$309,886,719	$261,735,737	$700,959,726	$865,599,274
Accumulated undistributed (distributions in excess of) net investment income (loss)	$1,271,672	$2,630,181	$6,428,331	$13,415,996

1  For the period April 25, 2012 (commencement of operations) to June 30, 2012.

76

The UBS Funds

Financial statements

	UBS Global Frontier Fund		UBS Multi-Asset Income Fund
	Year ended June 30, 2013	Year ended June 30, 2012	Year ended June 30, 2013	Period ended June 30, 2012[1]
Operations:
Net investment income (loss)	$(356,643)	$(482,691)	$1,361,383	$159,266
Net realized gain (loss)	5,533,699	8,382,165	519,974	(101,244)
Change in net unrealized appreciation/depreciation	(239,070)	(14,988,513)	(1,008,105)	148,117
Net increase (decrease) in net assets from operations	4,937,986	(7,089,039)	873,252	206,139
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(341,776)	(1,967,450)	(517,726)	(7,385)
Net realized gain	—	—	(58,627)	—
Total Class A dividends and distributions	(341,776)	(1,967,450)	(576,353)	(7,385)
Class B:
Net investment income	—	—	—	—
Class C:
Net investment income	(30,588)	(551,404)	(146,284)	(2,568)
Net realized gain	—	—	(22,403)	—
Total Class C dividends and distributions	(30,588)	(551,404)	(168,687)	(2,568)
Class Y:
Net investment income	(25,302)	(103,964)	(910,683)	(130,147)
Net realized gain	—	—	(103,515)	—
Total Class Y dividends and distributions	(25,302)	(103,964)	(1,014,198)	(130,147)
Decrease in net assets from dividends and distributions	(397,666)	(2,622,818)	(1,759,238)	(140,100)
Beneficial interest transactions:
Proceeds from shares sold	843,857	3,118,648	32,378,244	28,870,871
Shares issued on reinvestment of dividends and distributions	375,857	2,479,555	1,409,695	119,359
Cost of shares redeemed	(13,456,956)	(19,222,161)	(2,646,087)	(31,431)
Redemption fees	1,330	2,508	9,355	7
Net increase (decrease) in net assets resulting from beneficial interest transactions	(12,235,912)	(13,621,450)	31,151,207	28,958,806
Increase (decrease) in net assets	(7,695,592)	(23,333,307)	30,265,221	29,024,845
Net assets, beginning of period	43,217,225	66,550,532	29,024,845	—
Net assets, end of period	$35,521,633	$43,217,225	$59,290,066	$29,024,845
Accumulated undistributed (distributions in excess of) net investment income (loss)	$175,518	$358,649	$(76,409)	$56,267

See accompanying notes to financial statements.
77

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.36	$5.98	$5.92	$5.45	$9.89
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.08	0.06	0.02	0.14
Net realized and unrealized gain (loss)	0.50	0.30	0.16	0.75	(1.84)
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.57	0.38	0.22	0.77	(1.70)
Less dividends/distributions:
From net investment income	(0.11)	—	(0.16)	(0.30)	—
From net realized gains	—	—	—	—	(2.74)
Total dividends/distributions	(0.11)	—	(0.16)	(0.30)	(2.74)
Net asset value, end of year	$6.82	$6.36	$5.98	$5.92	$5.45
Total investment return[2]	9.05%	6.18%	3.58%	14.19%	(14.31)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.43%	1.60%	1.79%	1.74%	1.54%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%	1.54%	1.76%	1.72%	1.54%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.35%	1.30%
Net investment income (loss)	0.98%	1.33%	0.95%	0.31%	1.99%
Supplemental data:
Net assets, end of year (000's)	$208,369	$160,773	$216,297	$334,131	$398,321
Portfolio turnover rate	74%	164%	65%	58%	139%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.48	$6.09	$6.03	$5.54	$9.96
Income (loss) from investment operations:
Net investment income[1]	0.09	0.10	0.08	0.03	0.17
Net realized and unrealized gain (loss)	0.52	0.29	0.16	0.78	(1.85)
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.61	0.39	0.24	0.81	(1.68)
Less dividends/distributions:
From net investment income	(0.13)	—	(0.18)	(0.32)	—
From net realized gains	—	—	—	—	(2.74)
Total dividends/distributions	(0.13)	—	(0.18)	(0.32)	(2.74)
Net asset value, end of year	$6.96	$6.48	$6.09	$6.03	$5.54
Total investment return[2]	9.29%	6.57%	3.89%	14.49%	(13.99)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.12%	1.28%	1.49%	1.42%	1.22%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%	1.28%	1.49%	1.42%	1.22%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.07%	1.04%	1.00%
Net investment income	1.25%	1.56%	1.25%	0.56%	2.23%
Supplemental data:
Net assets, end of year (000's)	$48,113	$51,807	$87,743	$83,561	$77,254
Portfolio turnover rate	74%	164%	65%	58%	139%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

78

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.02	$5.71	$5.65	$5.21	$9.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.03	0.01	(0.03)	0.08
Net realized and unrealized gain (loss)	0.48	0.28	0.15	0.72	(1.81)
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.50	0.31	0.16	0.69	(1.73)
Less dividends/distributions:
From net investment income	(0.06)	—	(0.10)	(0.25)	—
From net realized gains	—	—	—	—	(2.74)
Total dividends/distributions	(0.06)	—	(0.10)	(0.25)	(2.74)
Net asset value, end of year	$6.46	$6.02	$5.71	$5.65	$5.21
Total investment return[2]	8.22%	5.60%	2.82%	13.15%	(14.98)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.19%	2.36%	2.55%	2.50%	2.32%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%	2.29%	2.51%	2.47%	2.32%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.10%	2.07%
Net investment income (loss)	0.24%	0.58%	0.20%	(0.44)%	1.24%
Supplemental data:
Net assets, end of year (000's)	$53,405	$49,155	$66,349	$104,146	$131,745
Portfolio turnover rate	74%	164%	65%	58%	139%

3  Amount represents less than $0.005 per share.

4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

See accompanying notes to financial statements.
79

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.12	$10.27	$8.66	$8.18	$12.59
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.00)[3]	0.00[3]	0.00[3]	0.08
Net realized and unrealized gain (loss)	0.88	(0.72)	2.05	1.11	(3.08)
Total income (loss) from investment operations	0.89	(0.72)	2.05	1.11	(3.00)
Less dividends/distributions:
From net investment income	(0.22)	(0.43)	(0.44)	(0.63)	(0.46)
From net realized gains	—	—	—	—	(0.95)
Total dividends/distributions	(0.22)	(0.43)	(0.44)	(0.63)	(1.41)
Net asset value, end of year	$9.79	$9.12	$10.27	$8.66	$8.18
Total investment return[2]	9.86%	(6.83)%	23.87%	13.11%	(22.36)%
Ratios to average net assets:
Expenses	1.28%	1.25%	1.21%	1.21%	1.19%
Net investment income (loss)	0.12%	(0.03)%	0.05%	0.01%	0.84%
Supplemental data:
Net assets, end of year (000's)	$377,781	$494,604	$753,750	$814,760	$996,059
Portfolio turnover rate	54%	93%	68%	90%	122%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.30	$10.48	$8.84	$8.34	$12.80
Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.04	0.03	0.10
Net realized and unrealized gain (loss)	0.90	(0.75)	2.07	1.14	(3.13)
Total income (loss) from investment operations	0.94	(0.72)	2.11	1.17	(3.03)
Less dividends/distributions:
From net investment income	(0.26)	(0.46)	(0.47)	(0.67)	(0.48)
From net realized gains	—	—	—	—	(0.95)
Total dividends/distributions	(0.26)	(0.46)	(0.47)	(0.67)	(1.43)
Net asset value, end of year	$9.98	$9.30	$10.48	$8.84	$8.34
Total investment return[2]	10.22%	(6.59)%	24.15%	13.54%	(22.12)%
Ratios to average net assets:
Expenses	0.98%	0.95%	0.92%	0.93%	0.90%
Net investment income	0.44%	0.27%	0.35%	0.29%	1.14%
Supplemental data:
Net assets, end of year (000's)	$127,751	$132,941	$179,875	$170,517	$224,281
Portfolio turnover rate	54%	93%	68%	90%	122%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

80

UBS Global Allocation Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.89	$10.00	$8.42	$7.96	$12.29
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.07)	(0.07)	(0.07)	0.00[3]
Net realized and unrealized gain (loss)	0.86	(0.71)	1.99	1.07	(2.99)
Total income (loss) from investment operations	0.80	(0.78)	1.92	1.00	(2.99)
Less dividends/distributions:
From net investment income	(0.14)	(0.33)	(0.34)	(0.54)	(0.39)
From net realized gains	—	—	—	—	(0.95)
Total dividends/distributions	(0.14)	(0.33)	(0.34)	(0.54)	(1.34)
Net asset value, end of year	$9.55	$8.89	$10.00	$8.42	$7.96
Total investment return[2]	9.11%	(7.66)%	22.90%	12.29%	(22.93)%
Ratios to average net assets:
Expenses	2.06%	2.02%	1.99%	2.00%	1.97%
Net investment income (loss)	(0.65)%	(0.80)%	(0.73)%	(0.78)%	0.06%
Supplemental data:
Net assets, end of year (000's)	$195,427	$238,054	$348,721	$381,137	$456,577
Portfolio turnover rate	54%	93%	68%	90%	122%

See accompanying notes to financial statements.
81

UBS Global Frontier Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.08	$8.36	$6.32	$5.59	$8.75
Income (loss) from investment operations:
Net investment (loss)[1]	(0.06)	(0.06)	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.98	(0.84)	2.38	1.12	(2.98)
Total income (loss) from investment operations	0.92	(0.90)	2.29	1.05	(3.04)
Less dividends/distributions:
From net investment income	(0.10)	(0.38)	(0.25)	(0.32)	(0.12)
Net asset value, end of year	$7.90	$7.08	$8.36	$6.32	$5.59
Total investment return[2]	12.98%	(10.38)%	36.53%	18.30%	(34.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.90%	1.73%	1.64%	1.62%	1.66%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment loss	(0.73)%	(0.78)%	(1.14)%	(1.01)%	(1.01)%
Supplemental data:
Net assets, end of year (000's)	$25,047	$31,337	$50,167	$48,479	$48,395
Portfolio turnover rate	49%	109%	33%	54%	148%

	Class Y
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.09	$8.36	$6.32	$5.60	$8.77
Income (loss) from investment operations:
Net investment (loss)[1]	(0.04)	(0.04)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	0.97	(0.83)	2.38	1.11	(2.99)
Total income (loss) from investment operations	0.93	(0.87)	2.31	1.06	(3.03)
Less dividends/distributions:
From net investment income	(0.12)	(0.40)	(0.27)	(0.34)	(0.14)
Net asset value, end of year	$7.90	$7.09	$8.36	$6.32	$5.60
Total investment return[2]	13.21%	(10.07)%	36.66%	18.54%	(34.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.67%	1.51%	1.43%	1.35%	1.35%
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.48)%	(0.54)%	(0.87)%	(0.72)%	(0.73)%
Supplemental data:
Net assets, end of year (000's)	$1,835	$1,949	$1,395	$185	$1,699
Portfolio turnover rate	49%	109%	33%	54%	148%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

82

UBS Global Frontier Fund

Financial highlights

	Class C
	Year ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.05	$8.34	$6.31	$5.58	$8.71
Income (loss) from investment operations:
Net investment (loss)[1]	(0.11)	(0.11)	(0.15)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	0.97	(0.83)	2.37	1.12	(2.96)
Total income (loss) from investment operations	0.86	(0.94)	2.22	1.00	(3.06)
Less dividends/distributions:
From net investment income	(0.03)	(0.35)	(0.19)	(0.27)	(0.07)
Net asset value, end of year	$7.88	$7.05	$8.34	$6.31	$5.58
Total investment return[2]	12.15%	(11.00)%	35.39%	17.50%	(35.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.67%	2.51%	2.41%	2.41%	2.48%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment loss	(1.48)%	(1.53)%	(1.89)%	(1.76)%	(1.76)%
Supplemental data:
Net assets, end of year (000's)	$8,640	$9,931	$14,989	$13,792	$14,559
Portfolio turnover rate	49%	109%	33%	54%	148%

See accompanying notes to financial statements.
83

UBS Multi-Asset Income Fund
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	Year ended June 30, 2013	For the period ended June 30, 2012[3]	Year ended June 30, 2013	For the period ended June 30, 2012[3]
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.29	0.04	0.22	0.03
Net realized and unrealized gain (loss)	0.11	0.01	0.10	0.01
Total income from investment operations	0.40	0.05	0.32	0.04
Less dividends/distributions:
From net investment income	(0.33)	(0.05)	(0.26)	(0.04)
From net realized gains	(0.04)	—	(0.04)	—
Total dividends/distributions	(0.37)	(0.05)	(0.30)	(0.04)
Net asset value, end of period	$10.03	$10.00	$10.02	$10.00
Total investment return[2]	3.98%	0.50%	3.14%	0.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.76%	2.97%[4]	2.52%	3.81%[4]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%[4]	1.70%	1.70%[4]
Net investment income	2.83%	2.32%[4]	2.09%	1.82%[4]
Supplemental data:
Net assets, end of period (000's)	$24,390	$2,743	$8,824	$1,164
Portfolio turnover rate	116%	17%	116%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period April 25, 2012 (commencement of operations) through June 30, 2012.

4  Annualized.

84

UBS Multi-Asset Income Fund

Financial highlights

	Class Y
	Year ended June 30, 2013	For the period ended June 30, 2012[3]
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.31	0.06
Net realized and unrealized gain (loss)	0.12	(0.01)
Total income from investment operations	0.43	0.05
Less dividends/distributions:
From net investment income	(0.36)	(0.05)
From net realized gains	(0.04)	—
Total dividends/distributions	(0.40)	(0.05)
Net asset value, end of period	$10.03	$10.00
Total investment return[2]	4.23%	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.50%	2.73%[4]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%[4]
Net investment income	3.01%	3.42%[4]
Supplemental data:
Net assets, end of period (000's)	$26,077	$25,118
Portfolio turnover rate	116%	17%

See accompanying notes to financial statements.
85

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, and UBS Multi-Asset Income Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments

86

The UBS Funds

Notes to financial statements

traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

87

The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses

88

The UBS Funds

Notes to financial statements

on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2013.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2013 is as follows:

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$3,438,680	$3,438,680
Futures contracts[2]	1,541,152	457,118	—	—	1,998,270
Options purchased[1]	2,250	11,280,094	—	—	11,282,344
Swap agreements[1]	4,884,368	—	155,069	—	5,039,437
Total value	$6,427,770	$11,737,212	$155,069	$3,438,680	$21,758,731

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value, and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$(1,811,540)	$(1,811,540)
Futures contracts[2]	(1,667,279)	(439,009)	—	—	(2,106,288)
Swap agreements[1,2]	(3,738,004)	—	(291,286)	—	(4,029,290)
Total value	$(5,405,283)	$(439,009)	$(291,286)	$(1,811,540)	$(7,947,118)

1  Statement of assets and liabilities location: outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

89

The UBS Funds

Notes to financial statements

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

Activities in derivative instruments during the year ended June 30, 2013, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward foreign currency contracts				$2,589,555	$2,589,555
Futures contracts	$1,511,982	$6,540,399	$—	—	8,052,381
Options purchased[2]	(5,885)	3,243,990	—	—	3,238,105
Options written	—	(1,875,924)	—	—	(1,875,924)
Swap agreements	540,305	—	3,980,513	—	4,520,818
Total net realized gain	$2,046,402	$7,908,465	$3,980,513	$2,589,555	$16,524,935
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$3,811,003	$3,811,003
Futures contracts	(107,489)	(1,225,790)	—	—	(1,333,279)
Options purchased[2]	(12,417)	1,262,352	—	—	1,249,935
Swap agreements	(353,642)	—	1,327,692		974,050
Total change in net unrealized appreciation/depreciation	$(473,548)	$36,562	$1,327,692	$3,811,003	$4,701,709

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$2,700,327	$2,700,327
Futures contracts[2]	7,694	1,015,613	—	1,023,307
Options purchased[1]	—	4,061,020	—	4,061,020
Total value	$7,694	$5,076,633	$2,700,327	$7,784,654

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

90

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$(3,567,436)	$(3,567,436)
Futures contracts[2]	(780,677)	(1,261,412)	—	(2,042,089)
Options written[1]	—	(918,582)	—	(918,582)
Total value	$(780,677)	$(2,179,994)	$(3,567,436)	$(6,528,107)

1  Statement of assets and liabilities location: Options written, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended June 30, 2013, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(368,663)	$(368,663)
Futures contracts	(262,135)	24,948,109	—	24,685,974
Options purchased[2]	—	(1,588,763)	—	(1,588,763)
Options written	—	(5,037,703)	—	(5,037,703)
Total net realized gain (loss)	$(262,135)	$18,321,643	$(368,663)	$17,690,845
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(1,548,287)	$(1,548,287)
Futures contracts	(772,983)	(3,015,509)	—	(3,788,492)
Options purchased[2]	—	(527,876)	—	(527,876)
Options written	—	200,470	—	200,470
Total change in net unrealized appreciation/depreciation	$(772,983)	$(3,342,915)	$(1,548,287)	$(5,664,185)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward foreign currency contracts[1]	$—	$160,819	$160,819
Futures contracts[2]	96,905	—	96,905
Options purchased[1]	254,615	—	254,615
Total value	$351,520	$160,819	$512,339

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

91

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward foreign currency contracts[1]	$—	$—	$(241,658)	$(241,658)
Futures contracts[2]	(72,003)	(185,208)	—	(257,211)
Options written[1]	—	(55,253)	—	(55,253)
Total value	$(72,003)	$(240,461)	$(241,658)	$(554,122)

1  Statement of assets and liabilities location: Options written, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended June 30, 2013 were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$12,848	$12,848
Futures contracts	(9,219)	3,940,681	—	3,931,462
Options purchased[2]	—	96,853	—	96,853
Options written	—	(317,228)	—	(317,228)
Total net realized gain (loss)	$(9,219)	$3,720,306	$12,848	$3,723,935
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(104,345)	$(104,345)
Futures contracts	(693,587)	(88,303)	—	(781,890)
Options purchased[2]	—	(37,138)	—	(37,138)
Options written	—	12,058	—	12,058
Total change in net unrealized appreciation/depreciation	$(693,587)	$(113,383)	$(104,345)	$(911,315)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

Asset derivatives

	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$32,648	$32,648
Total value	$32,648	$32,648

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

92

The UBS Funds

Notes to financial statements

Liability derivatives

	Equity risk	Interest rate risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$—	$—	$(38,024)	$(38,024)
Futures contracts[2]	—	(5,820)	—	(5,820)
Options written[1]	(19,618)	—	—	(19,618)
Total value	$(19,618)	$(5,820)	$(38,024)	$(63,462)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended June 30, 2013, were as follows:

	Equity risk	Interest rate risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$139,802	$139,802
Futures contracts	(77,565)	17,122	—	(60,443)
Options written	(8,126)	—	—	(8,126)
Total net realized gain (loss)	$(85,691)	$17,122	$139,802	$71,233
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$(4,914)	$(4,914)
Futures contracts	—	(5,820)	—	(5,820)
Options written	1,395	—	—	1,395
Total change in net unrealized appreciation/depreciation	$1,395	$(5,820)	$(4,914)	$(9,339)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

93

The UBS Funds

Notes to financial statements

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin".

94

The UBS Funds

Notes to financial statements

Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the

95

The UBS Funds

Notes to financial statements

event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss

96

The UBS Funds

Notes to financial statements

if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the year ended June 30, 2013, there were no short positions held by UBS Dynamic Alpha Fund.

L. Dividends and distributions: It is each Fund's (except UBS Multi-Asset Income Fund) policy to distribute its respective net investment income and net capital gains, if any, annually. Income dividends are normally declared and paid by UBS Multi-Asset Income Fund monthly and net realized capital gains, if any, are declared and distributed at least semi-annually, usually in September and December. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

97

The UBS Funds

Notes to financial statements

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2013, the Funds did not record any recaptured commissions.

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2013, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%
UBS Multi-Asset Income Fund	0.590	0.590	0.590	0.590	0.590	0.590

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund, UBS Global Frontier Fund, and UBS Multi-Asset Income Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class

98

The UBS Funds

Notes to financial statements

of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2013, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	1.10%	$170,404	$2,439,900	$190,248
UBS Global Allocation Fund	1.35	2.10	1.10	466,948	6,244,700	—
UBS Global Frontier Fund	1.40	2.15	1.15	12,424	375,511	199,749
UBS Multi-Asset Income Fund	0.95	1.70	0.70	(8,568)	282,627	384,703

Each Fund will reimburse the Advisor for expenses it waives/reimburses for a period of three years following such expense waivers/reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived/reimbursed for the year ended June 30, 2013 are subject to repayment through June 30, 2016. At June 30, 2013, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016
UBS Dynamic Alpha Fund—Class A	$317,278	$76,312	$103,797	$137,169
UBS Dynamic Alpha Fund—Class C	122,185	38,363	40,147	43,675
UBS Dynamic Alpha Fund—Class Y	9,404	—	—	9,404
UBS Global Frontier Fund—Class A	394,361	126,291	126,044	142,026
UBS Global Frontier Fund—Class C	129,843	39,777	41,066	49,000
UBS Global Frontier Fund—Class Y	17,303	2,315	6,265	8,723
UBS Multi-Asset Income Fund—Class A	131,962	—	4,583	127,379
UBS Multi-Asset Income Fund—Class C	48,732	—	1,602	47,130
UBS Multi-Asset Income Fund—Class Y	300,578	—	90,384	210,194

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2013, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$19,383	$215,264
UBS Global Allocation Fund	44,646	599,341
UBS Global Frontier Fund	2,275	29,639
UBS Multi-Asset Income Fund	3,684	35,926

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2013 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash

99

The UBS Funds

Notes to financial statements

Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at June 30, 2013 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2013 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2013, were as follows:

Fund	UBS AG
UBS Global Allocation Fund	$354
UBS Global Frontier Fund	18
UBS Multi-Asset Income Fund	299

3. Distribution and service plans

UBS Global Asset Management (US) Inc., ("UBS Global AM (US)") is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS Global Frontier Fund	0.25	1.00
UBS Multi-Asset Income Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C.

100

The UBS Funds

Notes to financial statements

At June 30, 2013, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2013, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$43,297	$349,298
UBS Dynamic Alpha Fund—Class C	43,717	—
UBS Global Allocation Fund—Class A	80,313	35,076
UBS Global Allocation Fund—Class C	165,492	1,625
UBS Global Frontier Fund—Class A	5,385	2,839
UBS Global Frontier Fund—Class C	7,257	12
UBS Multi-Asset Income Fund—Class A	5,047	79,298
UBS Multi-Asset Income Fund—Class C	7,303	1,566

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$93,395
UBS Global Allocation Fund	226,988
UBS Global Frontier Fund	9,582
UBS Multi-Asset Income Fund	6,565

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments.

101

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For the year ended June 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$130,327,868	$155,601,279
UBS Global Allocation Fund	294,623,595	590,975,186
UBS Global Frontier Fund	10,580,080	24,128,717
UBS Multi-Asset Income Fund	73,484,199	48,478,835

For the year ended June 30, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$69,858,291	$84,686,526
UBS Global Frontier Fund	5,744,018	6,411,527
UBS Multi-Asset Income Fund	3,548,444	4,732,041

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Fund	Distributions paid from ordinary income	Distributions paid from ordinary income
UBS Dynamic Alpha Fund	$4,453,076	$—
UBS Global Allocation Fund	16,705,514	43,908,328
UBS Global Frontier Fund	397,666	2,622,818
UBS Multi-Asset Income Fund	1,759,238	140,100

At June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other gains (losses)	Unrealized appreciation/ (depreciation)	Total
UBS Dynamic Alpha Fund	$—	$(367,108,218)	$(19,502,956)	$(386,611,174)
UBS Global Allocation Fund	7,046,688	(1,058,858,906)	29,516,524	(1,022,295,694)
UBS Global Frontier Fund	114,511	(28,978,239)	(1,475,586)	(30,339,314)
UBS Multi-Asset Income Fund	167,238	245,107	(1,054,605)	(642,260)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal

102

The UBS Funds

Notes to financial statements

year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2013 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Dynamic Alpha Fund	$509,495	$109,005	$(618,500)
UBS Global Allocation Fund	10,024,072	(46,369,825)	36,345,753
UBS Global Frontier Fund	571,178	(1,820,975)	1,249,797
UBS Multi-Asset Income Fund	80,634	(64,312)	(16,322)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses
UBS Global Frontier Fund	$237,055	$2,957,296

At June 30, 2013, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$117,751,704	$202,927,795	$46,428,719
UBS Global Allocation Fund	195,852,100	862,762,158	—
UBS Global Frontier Fund	12,841,328	9,543,610	3,269,324

During the fiscal year ended June 30, 2013, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Dynamic Alpha Fund	$26,204,968
UBS Global Allocation Fund	36,846,635
UBS Global Frontier Fund	2,578,062
UBS Multi-Asset Income Fund	51,811

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2013, the following Fund incurred, and elected to defer, losses of the following:

Fund	Post October capital losses long-term
UBS Global Frontier Fund	$118,733

103

The UBS Funds

Notes to financial statements

As of and during the year ended June 30, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2013, or since inception in the case of UBS Multi-Asset Income Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the year ended June 30, 2013.

9. Shares of beneficial interest

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,252,337	$84,313,524	1,850,422	$12,124,178	1,036,159	$7,216,312
Shares repurchased	(7,378,446)	(50,335,272)	(1,812,827)	(11,689,662)	(2,268,279)	(15,887,648)
Dividends reinvested	388,822	2,612,881	73,356	468,013	157,720	1,078,807
Redemption fees	—	6,332	—	1,680	—	1,727
Net increase (decrease)	5,262,713	$36,597,465	110,951	$904,209	(1,074,400)	$(7,590,802)

UBS Global Allocation Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	707,270	$6,981,695	179,907	$1,725,958	594,901	$5,923,397
Shares repurchased	(17,320,014)	(167,676,729)	(6,818,760)	(64,517,652)	(2,411,014)	(23,788,360)
Dividends reinvested	946,587	9,039,904	314,590	2,944,563	320,815	3,121,528
Redemption fees	—	3,759	—	1,906	—	1,192
Net decrease	(15,666,157)	$(151,651,371)	(6,324,263)	$(59,845,225)	(1,495,298)	$(14,742,243)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	66,560	$534,630	2,945	$22,675	36,183	$286,552
Shares repurchased	(1,362,915)	(10,428,839)	(318,005)	(2,430,109)	(82,178)	(598,008)
Dividends reinvested	42,346	322,676	3,654	27,879	3,325	25,302
Redemption fees	—	964	—	311	—	55
Net decrease	(1,254,009)	$(9,570,569)	(311,406)	$(2,379,244)	(42,670)	$(286,099)

104

The UBS Funds

Notes to financial statements

UBS Multi-Asset Income Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,338,475	$24,211,553	785,673	$8,116,691	4,912	$50,000
Shares repurchased	(221,474)	(2,291,861)	(34,216)	(354,226)	—	—
Dividends reinvested	40,701	421,044	12,511	129,450	83,238	859,201
Redemption fees	—	3,540	—	1,287	—	4,528
Net increase	2,157,702	$22,344,276	763,968	$7,893,202	88,150	$913,729

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	1,249,693	$7,660,556	—	$—
Shares repurchased	(12,373,375)	(75,895,377)	(79,093)	(459,901)
Shares converted from Class B to Class A	258,321	1,601,856	(271,820)	(1,601,856)
Redemption fees	—	4,514	—	—
Net decrease	(10,865,361)	$(66,628,451)	(350,913)	$(2,061,757)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	126,298	$729,382	770,005	$4,778,002
Shares repurchased	(3,585,354)	(20,878,541)	(7,197,487)	(43,990,376)
Redemption fees	—	613	—	173
Net decrease	(3,459,056)	$(20,148,546)	(6,427,482)	$(39,212,201)

UBS Global Allocation Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	1,242,773	$11,596,660	—	$—
Shares repurchased	(23,753,955)	(220,329,390)	(177,377)	(1,694,687)
Shares converted from Class B to Class A	567,414	5,414,767	(558,149)	(5,414,767)
Dividends reinvested	2,830,608	24,513,068	7,318	65,060
Redemption fees	—	11,988	—	—
Net decrease	(19,113,160)	$(178,792,907)	(728,208)	$(7,044,394)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	279,771	$2,532,179	710,836	$6,777,207
Shares repurchased	(9,462,384)	(86,147,052)	(4,256,350)	(41,442,964)
Dividends reinvested	1,072,315	9,093,234	681,741	6,012,956
Redemption fees	—	3,282	—	2,335
Net decrease	(8,110,298)	$(74,518,357)	(2,863,773)	$(28,650,466)

105

The UBS Funds

Notes to financial statements

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	205,127	$1,498,689	59,368	$425,292	163,001	$1,194,667
Shares repurchased	(2,063,778)	(14,981,944)	(527,650)	(3,752,856)	(70,659)	(487,361)
Dividends reinvested	280,785	1,850,374	79,699	525,217	15,800	103,964
Redemption fees	—	1,529	—	589	—	390
Net increase (decrease)	(1,577,866)	$(11,631,352)	(388,583)	$(2,801,758)	108,142	$811,660

UBS Multi-Asset Income Fund1

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	276,764	$2,723,922	116,210	$1,146,843	2,500,010	$25,000,106
Shares repurchased	(3,216)	(31,431)	—	—	—	—
Dividends reinvested	676	6,655	211	2,080	11,276	110,624
Redemption fees	—	7	—	—	—	—
Net increase	274,224	$2,699,153	116,421	$1,148,923	2,511,286	$25,110,730

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund.

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

10. Subsequent Event Note

In August 2013, the Board approved changes to reposition UBS Global Frontier Fund, including changing its name, adding portfolio managers and modifying certain investment strategies, which are expected to become effective on or about October 30, 2013. Specifically, the Fund's name is expected to change from UBS Global Frontier Fund to UBS Asset Growth Fund. The UBS Asset Growth Fund would adopt an explicit managed volatility strategy and achieve passive exposure to underlying asset classes primarily by investing in derivatives and other funds, including exchange-traded funds.

106

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund and UBS Multi-Asset Income Fund (four of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2013, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund and UBS Multi-Asset Income Fund at June 30, 2013, and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2013

107

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

108

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 13 and 14, 2013 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Multi-Asset Income Fund, UBS International Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 7, 2013, June 13, 2013 and June 14, 2013, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

109

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS U.S. Small Cap Growth Fund and UBS Fixed Income Opportunities Fund each had appeared in one of the top three performance quintiles for the one-year performance period. In addition, the Board noted that the UBS Multi-Asset Income Fund appeared in the second quintile for the period since its inception. At the Board's request, the Advisor further addressed the performance data for the UBS International Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Defensive Equity Fund and UBS Core Plus Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS International Equity Fund, the Advisor discussed the factors that had affected the performance of the Fund over the past year. The Advisor stated that stock selection and the underperformance of the Fund's growth sleeve were the primary reasons for the Fund's underperformance compared to its peer universe. The Advisor discussed the Fund's stock selection process and discussed changes to the Fund's strategy that the Advisor was going to propose to the Board. The Advisor stated that it believed that the proposed strategy changes will provide the Fund with a more marketable investment strategy in the future.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Equity Long-Short Multi-Strategy Fund during the one-year performance period. The Advisor noted that strategy changes had been implemented for the Fund in October 2012. The Advisor stated that since the transition to the new strategy, the Fund has experienced improved performance. The Advisor reported that the year-to-date performance of the Fund, as of March 31, 2013, placed the Fund in the highest quintile of its Lipper category.

With respect to the performance of the UBS U.S. Large Cap Equity Fund and UBS U.S. Equity Opportunity Fund, the Advisor noted that each Fund had a positive return but also noted that each Fund underperformed relative to its peer universe. The Advisor explained that each Fund's relative underperformance as compared to its peers was due to the stock selection. The Advisor noted recent changes that were made that management believed would positively impact performance going forward including improvements to the investment process, changes in senior stock analysts and the employment of a new head of US Equity and Research.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that stock selection was the primary reason for the Fund's underperformance as compared to its peer universe. In addition to noting the recent changes made with respect to the equity team and enhancements to the investment process, the Advisor also noted that in the beginning of 2013, the Advisor had implemented, after Board approval, an options overlay strategy for the Fund. The Advisor stated that it believed that the changes to the equity team and investment process, as well as the enhancements to the Fund's strategy, would provide improved performance for the Fund.

The Advisor next addressed the relative underperformance of the UBS Core Plus Bond Fund with respect to the Fund's peers. The Fund's weaker relative performance as compared to its peer universe was mostly attributable to

110

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

the Fund's more limited exposure to high yield and emerging market sectors, which were high performing asset classes during the period. The Advisor also noted that although the Fund underperformed as compared to its peers, the Fund outperformed its benchmark index during the period.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Multi-Asset Income Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, and UBS Core Plus Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The Board first discussed the management fee of the UBS Global Allocation Fund. It was noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not significantly higher than its Lipper expense group median and the Fund's actual total expenses were lower than the median of its Lipper expense group.

The Board next considered that the management fee of the UBS Multi-Asset Income Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the first quintile of the Lipper expense group. The Board also considered that the UBS Multi-Asset Income Fund's total expenses were lower than the median of the Fund's expense group.

The Board then discussed the management fee of the UBS U.S. Large Cap Equity Fund. It was noted that the UBS U.S. Large Cap Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS U.S. Large Cap Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were each at the median of the Fund's Lipper expense group.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was slightly higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses compared more favorably to its peers.

111

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, noted that the UBS Core Plus Bond Fund's actual management fee and total expenses were the lowest of the Fund's peers, each appearing in the first quintile of the Fund's Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

112

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

113

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 55 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 69 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

114

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 60 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 77 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 78 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

115

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 62 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 35 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem a not for profit healthcare organization and a director (since 2012) and a member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:
Shawn Lytle; 43*[2]	Trustee	Since 2011

Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

				Mr. Lytle is a director or trustee of three investment companies (consisting of 34 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

116

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 49	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

117

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 55	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joseph McGill*; 51	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

118

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 29	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

119

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2013, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Dividends received deduction
UBS Global Allocation Fund	5.76%
UBS Global Frontier Fund	2.94
UBS Multi-Asset Income Fund	88.47

For the year ended June 30, 2013, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Direct US Treasury obligations
UBS Global Allocation Fund	5.57%
UBS Global Frontier Fund	10.80
UBS Multi-Asset Income Fund	3.06

120

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1196

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended June 30, 2013 and June 30, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $666,040 and $755,880, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2013 and June 30, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $69,380 and $51,800, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2012 and 2011 semiannual financial statements and (2) review of Form N-1A.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2013 and June 30, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $85,700 and $75,150, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2013 and June 30, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)         To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the, independent auditors and the UBS Funds, as well as with the UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to the UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by the UBS Funds’ independent auditors to the UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with the UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to the UBS Funds when, without such pre-approval by the

Committee, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by the UBS Funds’ independent auditor to the UBS Funds investment advisor or any advisor affiliate that provides on-going services to the UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2013 and June 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2013 and June 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2013 and June 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2013 and June 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2013 and June 30, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2013 and June 30, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           According to E&Y, for the fiscal year ended June 30, 2013, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)          For the fiscal years ended June 30, 2013 and June 30, 2012, the aggregate fees billed by E&Y of $328,205 and $457,997, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2013	2012
Covered Services	$155,080	$126,950
Non-Covered Services	$173,125	$331,047

(h)         The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

(c)                Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 6, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer and Principal Accounting Officer

Date:	September 6, 2013